UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-05084

Mutual of America Investment Corporation

(Exact name of registrant as specified in charter)

320 Park Avenue, New York, N.Y. 10022

(Address of principal executive offices) (Zip code)

John R. Greed

Senior Executive Vice President and Chief Financial Officer

Mutual of America Life Insurance Company

320 Park Avenue

New York, NY 10022

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 224-1600

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

ITEM 1.    REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders follows:

JUNE 30, 2014

Semi-Annual Reports of Investment Options Offered by Mutual of America Life Insurance Company

This report is not to be construed as an offering for sale of any Variable Policy. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

320 PARK AVENUE

NEW YORK NY 10022-6839

August 2014

Dear Contract Owner,

As a valued variable annuity owner, we are pleased to provide you with the semi-annual fund reports for the investment options you have selected. Included in this booklet are the semi-annual reports of the Mutual of America Investment Corporation Funds. If you have also selected other investments options, you will receive semi-annual reports for those funds in a separate booklet or booklets. The reports provide an update on each portfolio’s performance as of June 30, 2014. Please note that portfolio performance does not take into account the fees charged by the contract. If these fees had been included, the fund’s performance would have been lower. As always, past performance cannot predict or guarantee future returns.

Mutual of America has specialized in providing retirement products and related services to organizations and their employees, as well as individuals, for over 65 years. As a mutual company, we do not have stockholders and are not publicly traded. We operate solely for the benefit of our customers, managing the Company for their long-term interest, rather than for the short-term demands of stockholders. Today, as in the past, Mutual of America remains financially strong and is rated among the strongest companies in the life insurance industry by the major independent rating agencies.*

Since 1945, Mutual of America has remained committed to offering plan sponsors, plan participants and individuals carefully selected, quality products and services at a competitive price and personal attention they need to help build and preserve assets for a financially secure future. Integrity, prudence, and reliability are the values that have guided us since our inception and that continue to serve us well.

We hope you will find the enclosed information helpful. We appreciate and value your business and look forward to serving you in the future. If you have any questions, please call your local Mutual of America Regional Office or 1-800-468-3785.

Sincerely,

Mutual of America Life Insurance Company

*	While these ratings do not apply to the safety or investment performance of the Separate Account investment funds available under Mutual of America’s products, they do reflect the Company’s ability to fulfill its General Account obligations, which include its obligations under the Interest Accumulation Account, annuity purchase rate guarantees and annuity benefit payouts, as well as life insurance and disability income payments. Third party ratings are subject to change.

JUNE 30, 2014

Semi-Annual Reports of Mutual of America Investment Corporation

This report is not to be construed as an offering for sale of any Variable Policy. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

MUTUAL OF AMERICA INVESTMENT CORPORATION

We are pleased to present the Mutual of America Investment Corporation (the “Investment Company”) Semi-Annual Report. This Report includes important information regarding the performance and financial position of the Investment Company’s funds for the six months ended June 30, 2014.

Most Equity Markets Up

During the first six months of 2014, every asset class registered positive returns. With regard to U.S. stocks, the S&P 500® Index (S&P 500) increased by 7.14%, the Russell Midcaps by 8.67% and the Russell Small Caps (Russell 2000) by 3.19%. The Dow Jones Industrial Average, S&P 500 Index and Russell Midcap Index closed the period at or very near all-time highs. All 10 sectors of the S&P 500 advanced during this timeframe. In addition, the MSCI World Equity Index posted a year-to-date advance of 4.96%, with individual sectors advancing in a range from 1.71% to 6.08%.

Such good overall equity returns for the period are particularly noteworthy as they followed 2013 double-digit full-year returns for most developed and frontier markets, although emerging markets underperformed significantly.

U.S. Bond Returns Also Broadly Positive

The Barclays Capital Aggregate Index for all U.S. bonds was up 3.93%, with the lowest investment grade bonds (BBB) advancing 7.1%, and all bonds with maturities of greater than 10 years registering positive returns of 10.32%. In addition, all long-term sectors of the U.S. bond market advanced by double-digits during the period: U.S. long-term Treasury securities increased 12.14%, long-term Investment Grade securities were up 11.22% and long-term High Yield bonds advanced 13.06%. The lowest grade long-term High Yield bonds (CC-D) generated returns of 29.4%. Similarly, all global bond markets in aggregate showed positive returns, although not as robust as those for U.S. bonds.

Bond Market at Odds with Equity Market

The behavior of equity markets would suggest a consensus that global growth will accelerate from very sluggish rates during the first half of this year. However, the behavior of bond yields suggests that bond investors are more skeptical. The 10-Year U.S. Treasury Bond yield declined from 3.03% at the beginning of the year to as low as 2.44% in late May, although it rose quickly in early June to about 2.6%. However, through the end of May, long-term Treasury securities generated total returns in excess of 12%, almost three times those of the S&P 500 and Dow Jones indexes. The declines in the bond yields of troubled European sovereign nations over the past two years is more a reflection of the perception that policy actions taken have significantly reduced the risk that the Eurozone will collapse and the euro will disappear.

The key debate among market commentators over the past few months has been the apparent disagreement between equity and bond markets regarding the future prospects for growth. There are a number of plausible explanations for the decline in U.S. Treasury yields beyond fear that growth will disappoint. These include but are not limited to:

—	money flows from Europe, because spreads in the Eurozone bond markets have shrunk relative to those in the U.S.;

—	long-term reduction in expected inflation;

—	continued weakness in the Chinese Yuan and

—	a flight to quality in the face of rising geopolitical risk

While it is almost impossible to prove any of these explanations, some are reasonable enough to suggest that fear of a slowdown or recession may not be the primary catalyst for the decline in U.S. rates.

However, though U.S. economic data during the first couple of months of the 2nd quarter of 2014 were stronger than during the adverse-weather-impacted 1st quarter of 2014, they were not as robust as many economists had expected.

U.S. Sector Data Generally Positive

Nevertheless, June’s data flow showed accelerating strength. Should that continue, estimates for growth during the second half of 2014 could actually begin to rise. Almost all manufacturing surveys have indicated continuing strong and accelerating growth. The auto industry has been especially strong, almost reaching an annualized rate of 17 million vehicles produced in May, close to the prerecession run rate. And the employment statistics, which Janet Yellen, the Chair of the Federal Reserve Board, flagged as key to any future changes in monetary policy, have continued to show steady, though modest, improvement. Initial jobless claims are running at close to the 300,000 per month level that has historically been associated with sustainable economic growth. Nonfarm payrolls, perhaps the most-watched employment statistic, have been averaging an addition of close to 200,000 jobs per month over the past six to nine months, and registered a robust increase of 288,000 for June versus a consensus of 217,000, with the previous two months data revised upward.

This pace of job creation, as in the case of jobless claims, has historically signaled sustainable growth, although not necessarily robust growth. In June, the unemployment rate stood at 6.1%, its lowest level since April 2008 and down from a peak of 10% at the end of 2009. In addition, the labor participation rate, which has been falling since October 2008, seems to have stabilized. At the same time, the average work week and average hourly earnings have shown little growth improvement, largely accounting for anemic growth in personal income and in weak spending by consumers.

While not all the data are strong, they indicate the U.S. economy continues to improve with suggestions of acceleration. There is, however, a growing risk that the Federal Reserve will begin to raise policy rates sooner than the currently anticipated second half of 2015 should growth and/or inflation show signs of rising at an increasingly accelerating pace.

Ongoing Risks Remain a Threat to Global Growth

The risks we’ve repeatedly discussed over the past couple of years remain. China’s growth has slowed, and may slow even further, as policy officials grapple with a housing bubble and over-capacity in a number of industries.

Europe also continues to struggle with growth. A strong euro, continued austerity among a number of troubled sovereign nations and weakness in key export markets have all conspired to suppress growth, which has recently turned positive, but just barely. Compounding the growth problem is inflation, which has been decelerating, threatening deflation — an affliction that incapacitated the Japanese economy for more than 20 years.

Japan is in the process of trying to break out of the gravitational pull of deflation, primarily through an aggressive quantitative easing program focused on creating a weaker yen and higher inflation, as well as reform efforts designed to encourage higher wages; more business and consumer spending; and a more flexible, less bureaucratic financial system.

Europe has recently responded to decelerating inflation somewhat less aggressively than Japan, but by historical standards, the steps taken by the European Central Bank (“ECB”) are monumental. While stopping short of outright quantitative easing, the ECB lowered the rate paid to banks on excess reserves to -0.1%, meaning the banks must pay to keep deposits of their excess reserves at the central bank. The expectation is that banks will withdraw their excess reserves and begin making loans to stimulate the economy. In addition, the ECB renewed a program of making short-term (i.e., four years or less) loans to banks on condition that they use these funds to make loans to businesses and consumers. Finally, the ECB will change its practice of “sterilizing,” or neutralizing, the effect of its normal operations of buying bonds in the open market to facilitate seasonal liquidity needs. Normally, the central bank would shortly thereafter sell bonds back into the market in order to withdraw the liquidity its bond purchases had temporarily created. Going forward, the ECB has stated that it will not reverse bond purchases, thus allowing the extra liquidity to remain in the system. This technique is essentially a mini-quantitative easing program. Thus, more money will remain in the system as a further stimulus to economic activity.

At issue is whether or not these actions will have the desired effect. Excess reserves can be withdrawn from the central bank and invested risk-free in U.S. Treasury securities that offer at least marginally positive returns on short maturities, and more if the purchaser is willing to extend the maturity of their purchases one to two years. Some commentators claim that European banks had already begun to do this prior to the ECB’s action. Thus, such invested excess reserves would be unavailable for making loans.

Despite these shortcomings, the fact that the ECB took such uncharacteristically aggressive steps will make further actions such as outright quantitative easing more palatable in the future for what has long been one of the most conservative financial entities in the world.

There are also the inevitable risks that will come with the end of the Fed’s quantitative easing program. If statistics on employment show rapid improvement, or inflation begins to accelerate, investors will pull forward their expectations of rate increases. Markets will react with greater volatility and, at least initially, a negative response. Equities should continue to rise in this recovery as they have in the past, even in the face of rising rates for a prolonged period, as long as the economy and profits continue to grow. Bond prices longer term should fall, pushing up yields as demand for capital increases and forward expectations of inflation increase.

Geopolitical risk has long been a background risk to all economic analyses, whether over the last five, 25, 100 or 1,000 years. These risks ebb and flow in importance to market participants, but rarely impact markets for any sustained period of time unless they lead to clear economic disruptions. The most likely transmission of these geopolitical risks to the global economy would be through rising oil prices. Yet markets to date do not seem to have responded with outsized concerns. Oil prices did rise about 6% immediately following Russia’s annexation of Crimea, but have since totally retraced the increase. Unless any of these or other geopolitical issues begin to directly and observably impact the prospects for global growth, markets should remain focused on economic fundamentals. As discussed, these fundamentals, while weak, have persistently shown modest improvement over the past few years.

Near-Term Outlook for U.S. Domestic Growth and Market Performance

Specifically focusing on the U.S., equity markets tend to be driven by corporate earnings. The statistics for 1st quarter earnings for the S&P 500 support the notion of continued slow growth. Sales and earnings during the same period came in ahead of beginning-of-quarter expectations, at 2.0% and 6.0%, respectively. Of all companies reporting, more than 70% came in above expectations, ahead of the long-term average of about 65%. Importantly, margins held steady at close to historical highs. Despite these seemingly good results, sales remain subpar due to persistently slow economic growth, and earnings have been getting an assist from “financial engineering” in the form of share repurchases, rather than being generated by purely operational factors.

For the bond market, short rates should continue to be anchored by the Fed’s commitment to maintain policy rates near zero for an extended period of time. Any acceleration in economic growth, inflation or inflation expectations would most likely result in an upward movement in longer-term Treasury rates and widening corporate bond spreads. However, many investors have been hurt badly over the past several years trying to anticipate an increase in long rates. These rates surely will rise, at some point in time, and owners of long-term bonds will experience capital losses. The key question is: When will that happen?

The first catalyst probably will be evidence of any strong acceleration in economic growth, which in turn, would prompt the Federal Reserve to start raising policy rates shortly thereafter. Recent strong economic data has encouraged a number of economists to pull forward their projected start dates from the second half of 2015 to earlier in the year. When that time comes, equity markets may experience a correction, but as long as improving economic growth persists, and earnings rise, markets should recover and move to new highs until the cycle ends. Our best guess is that point will not be reached for at least two to three years.

As a result, we expect equity markets to continue to advance steadily but slowly for a longer period of time. One could argue that the slowness of this recovery has raised the prospects that we are only around the halfway point in the expansion, which has just clocked its 63rd month, slightly above the 57-month average for all post-World War II expansions. Note that the 12 million jobs lost in the Great Recession of 2008-2009 are just now on the verge of being fully replaced and few end-of-cycle economic signals have appeared.

Long-Term Concerns

The key long-term concern for investors and policy makers worldwide is what unanticipated consequences will be experienced when the inevitable unwinding of the unprecedented aggressive quantitative easing of the past five years begins in earnest.

The first concern that has been raised over the past few years is the prospect of runaway inflation, much like in the 1970s, this time as a result of the staggering amount of liquidity that has been pumped into the global financial system. Should those funds begin to be utilized aggressively by businesses for investment in fixed capital and labor rather than in financial assets, “too much money chasing too few goods” would likely drive up prices. Whether or not the central banks will have the wisdom to know when, or in what increments, or with what tools to withdraw liquidity without either not doing enough to prevent inflation, or doing too much and prompting a recession, remains an open-ended question.

A second and related concern that has been raised is the fear that the tremendous amount of liquidity in the financial system will generate a “bubble,” or bubbles, which will inevitably burst. We have several recent examples: The Savings and Loan crisis in the late 1980s and early 1990s, the Japanese housing collapse in 1989, the “Tech Wreck” of 2000 and of course the U.S. Real Estate Bust of 2008 that caused the so-called “Great Recession,” from which we have been attempting to exit for some time.

Recent comments by Janet Yellen that it was not the Fed’s job to use monetary policy to manage financial crises only heightened the concern over bubbles, which are generally financial in origin. The remark was even more astonishing given that Federal Reserve actions in response to the 2008 implosion of the financial system was the classic case of monetary policy addressing a financial crisis. In fairness, however, her statement included an expression of belief that regulatory oversight would in the future be sufficient to preclude another financial crisis and that the job of the Fed going forward would be to focus exclusively on its dual mandate to ensure price stability and full employment. History would suggest that regulations are usually put in place after a crisis, are designed to address the causes of that crisis and inevitably fail to anticipate the causes of the next one.

In short, it is probable that we will eventually face another economic or financial crisis. It is likely that no one, at least those in positions of authority and power, will foresee it. That is because by the time a bubble is about to burst, politicians and regulators will have become convinced their remedies for the prior meltdown have and will continue to work, and market participants will be blinded by their exuberance over some asset, or set of assets, whose values have soared. Unanticipated consequences can’t be anticipated.

The good news is that such an event is probably well off in the future. The heightened vigilance of the Federal Reserve and other central banks around the world, the extreme reluctance of businesses and consumers to spend and for banks to lend, and the current complacency within the financial markets suggest we are still in the “fear” phase rather than the “greed” phase of the market and economic cycle. Bubbles generally burst when no one is looking anymore. We’re not there yet.

The total return performance (net of investment management and other operating expenses) for each of the Investment Company Funds is reflected below:

Total Returns — Six Months Ended June 30, 2014

Equity Index Fund	+7.04%
All America Fund	+5.93%
Small Cap Value Fund	+3.95%
Small Cap Growth Fund	+1.10%
Mid Cap Value Fund	+9.10%
Mid-Cap Equity Index Fund	+7.44%
International Fund	+4.15%
Composite Fund	+5.59%
Retirement Income Fund	+4.50%
2010 Retirement Fund	+4.95%
2015 Retirement Fund	+5.20%
2020 Retirement Fund	+5.37%
2025 Retirement Fund	+5.67%
2030 Retirement Fund	+5.87%
2035 Retirement Fund	+5.87%
2040 Retirement Fund	+5.72%
2045 Retirement Fund	+5.58%
2050 Retirement Fund	+5.52%
Conservative Allocation Fund	+4.84%
Moderate Allocation Fund	+5.71%
Aggressive Allocation Fund	+5.91%
Money Market Fund	-0.07%
Mid-Term Bond Fund	+2.86%
Bond Fund	+4.84%

The above performance figures do not reflect the deduction of respective Separate Account fees and expenses imposed by Mutual of America Life Insurance Company. All Fund performances presented throughout this report are historical, reflect the full reinvestment of dividends paid, and should not be considered indicative of future results.

The pages which immediately follow include brief discussions of each Fund’s performance for the six months ended June 30, 2014, compared with its relevant index.

Following the discussions are the graphical representations of the asset allocations of each Fund and an illustration of each Fund’s operating expenses. The summarized portfolios of each Fund and financial statements are presented in the pages which then follow.

Thank you for your continued investment in our Funds.

Sincerely,

John R. Greed

Chairman of the Board, President

and Chief Executive Officer

Mutual of America Investment Corporation

The views expressed in this Semi-Annual Report are subject to change at any time based on market and other conditions and should not be construed as a recommendation. This Report contains forward looking statements which speak only as of the date they were made and involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed herein. Readers are cautioned not to place undue reliance on our forward-looking statements, as we assume no obligation to update these forward-looking statements. Readers assume any and all responsibility for any investment decision made as a result of the views expressed herein.

EQUITY INDEX FUND

The Equity Index Fund’s objective is to replicate the performance of the S&P 500® Index (S&P 500), which consists of 500 stocks chosen by Standard & Poor’s for market size, liquidity and industry group representation. The S&P 500 is a market-weighted index of 500 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ, with each stock’s weight in the index proportionate to its market value. The weightings make each company’s influence on the S&P 500’s performance directly proportional to that company’s market value.

The S&P 500 had a strong first half of 2014, returning 7.14% including dividends. The S&P 500 closed the half-year at nearly its all-time high level on June 30, 2014. Utilities, Energy and Healthcare were the best performing sectors of the year to date period, returning 18.7%, 13.0% and 10.6%, respectively. No sectors had a negative return but Consumer Discretionary, Industrials, and Telecom were the worst performing, with returns of 0.6%, 4.0% and 4.3%, respectively.

The Equity Index Fund’s performance for the six months ended June 30, 2014, was 7.12% before expenses and 7.04% after expenses, in line with the benchmark return of 7.14%. Note that the Equity Index Fund’s performance includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

ALL AMERICA FUND

The investment objective of the All America Fund is to outperform the S&P 500® Index (S&P 500). The All America Fund is approximately 60% invested in the 500 stocks that comprise the S&P 500, with the remaining 40% actively managed, using three different investment approaches. The actively managed portion of the All America Fund is close to being equally distributed between large cap stocks and small cap stocks, with the small cap stocks in turn equally distributed between small cap value and small cap growth stocks.

For the six months ended June 30, 2014, the S&P 500 of large capitalization stocks increased by 7.14% on a total return basis, while the Russell 2000® Growth Index was up 2.22% and the Russell 2000® Value Index was up 4.20%.

The All America Fund’s return for the six months ended June 30, 2014, before expenses was 6.17% and 5.93% after expenses versus the benchmark return of 7.14%. The underperformance of the Fund was the result of under-performance by the Small Cap Growth, Small Cap Value and Active Large Cap components of the Fund. The Equity Index modestly out-performed the benchmark.

SMALL CAP VALUE FUND

The investment objective of the Small Cap Value Fund is to outperform the Russell 2000® Value Index. The Small Cap Value Fund generally invests in companies that are below $3 billion in market capitalization and have lower price-to-book characteristics than the overall market.

For the six months ended June 30, 2014, the Small Cap Value Fund returned 4.35% before expenses and 3.95% after expenses versus a 4.20% return for the Russell 2000 Value Index. Within the benchmark, the best performing sectors were Utilities and Energy while the worst sectors were Finance and Basic Materials.

Stock selection was the primary driver of negative performance versus the benchmark. Sectors contributing to Fund performance included Industrials and Health Care, while sectors detracting from Fund performance included Energy and Retail.

SMALL CAP GROWTH FUND

The investment objective of the Small Cap Growth Fund is capital appreciation. The Small Cap Growth Fund invests in growth stocks within the small capitalization marketplace. The Fund returned 1.52% before expenses and 1.10% after expenses during the six months ended June 30, 2014. The Fund’s benchmark, the Russell 2000® Growth Index, returned 2.22% for the period.

The first six months of the year were lackluster compared to the returns seen in 2013. The small capitalization growth marketplace showed its volatility compared to other equity classes. The Russell 2000 Growth Index showed a 6.2% return for the month of June bringing the index back into positive territory.

The Consumer Discretionary sector is showing the poorest performance as weather was particularly cold during the first quarter of the year and consumer discretionary income was into services. In addition, given the cold weather, housing activity has been lackluster. The small capitalization sector has more exposure to housing and its related industries than do the mid and large capitalization sectors. Nonetheless, with lower interest rates since the beginning of the year, industries with relatively attractive yields have particularly benefitted such as Real Estate Investment Trusts (REITs).

The Energy sector has showed the most attractive performance given the tensions in the Middle East and the Ukraine. We had very competitive returns in this area. Most beneficial to our Fund have been Health Care and Consumer Staples. Detracting from the Fund has been the Consumer Discretionary and Materials sectors.

MID CAP VALUE FUND

The investment objective of the Mid Cap Value Fund is to outperform the Russell Midcap® Value Index. The Mid Cap Value Fund generally invests in companies that are between $1 billion and $20 billion in market capitalization and have lower price-to-book characteristics.

For the six months ended June 30, 2014, the Mid Cap Value Fund returned 9.42% before expenses and 9.10% after expenses versus an 11.14% return for the Russell Midcap Value Index. Within the benchmark, the best performing sectors were REITs and Utilities while the worst sectors were Retail and Finance.

Adverse stock selection was the primary driver of performance versus the benchmark. Sectors contributing to Mid Cap Value Fund performance included Consumer Staples and Industrials while sectors detracting from Fund performance included Technology and Energy.

MID-CAP EQUITY INDEX FUND

The Mid-Cap Equity Index Fund invests in the 400 stocks that comprise the S&P MidCap 400® Index (S&P MidCap 400). The S&P MidCap 400 is a market-weighted index of 400 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ. The weightings make each company’s influence on the S&P MidCap 400’s performance directly proportional to that company’s market value. The companies included in the S&P MidCap 400 tend to be typical of this asset class, the medium-capitalized sector of the U.S. securities market.

The S&P MidCap 400 outperformed the S&P 500® for the first half of 2014, at 8.7% versus 7.1% for the large cap stocks. The outperformance is a continuation of strong Mid Cap performance for 2013. Within the S&P MidCap 400, Telecom, Utilities and Energy sectors were up substantially, advancing 18.7%, 18.6%, and 16.5% respectively. The worst performing sector was Consumer Discretionary with a return of 2.2%.

The Mid-Cap Equity Index Fund’s performance for the six months ended June 30, 2014, was 7.53% before expenses and 7.44% after expenses, in line with the 7.50% return of the S&P MidCap 400. Note that the performance of the Mid-Cap Equity Index Fund includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

INTERNATIONAL FUND

The International Fund seeks capital appreciation by investing, directly or indirectly, in stocks of companies located outside of the United States that are reflected or contained in the Morgan Stanley Capital International, Inc. Europe, Australasia and Far East® Index (MSCI EAFE® Index). Currently the International Fund is invested mainly in exchange traded funds that reflect the MSCI EAFE Index. The Fund also has invested a small percentage of assets in exchange traded funds that provide exposure to emerging markets and to companies with small market capitalizations in developed market countries.

For the six months ended June 30, 2014, the International Fund returned 4.23% before expenses and 4.15% after expenses, underperforming the 4.78% return of the benchmark. During the 2nd quarter the fund added exposure to International Small Cap and Emerging Markets which both outperformed the Index. The fund’s benchmark closes earlier in the day than the actual market for the fund’s investments. This time lag can result in both positive and negative performance differences. The fund’s securities closed at lower levels relative to the benchmark on June 30th, and higher levels relative to the benchmark on December 31, 2013, both of which adversely impacted the performance for the six month period.

COMPOSITE FUND

For the six months ended June 30, 2014, the fixed income portion of the Fund had a total return of 4.71% (before expenses), compared to the Barclays Capital Aggregate Bond Index, which returned 3.93% for the period. The fixed income portion of the Fund focused on income and capital preservation.

The Federal Reserve continued to emphasize low short-term rates in order to stimulate the economy, re-liquefy the banking system and support the mortgage market. As an example, 30-Day Treasury Bill yields ended 2013 at one basis point and remained at that level on June 30, 2014. One year Treasury Bills were also little changed, starting at 16 basis points and ending at 15 basis points in June.

Intermediate and longer dated issues declined during the recent six months in response to Federal Reserve intervention in the market. For example, seven year Treasury Notes declined from 2.45% to 2.14%. Similarly, 30 year Treasury Bonds ended 2013 at 3.97% and declined to 3.36%. As a result, the broad bond market indices registered positive returns for the first half of 2014.

Yield spreads between corporate and Treasury Bonds continued to narrow as investors sought securities with higher yields. This emphasis on income and the resulting capital gains enabled the High Grade bond market to outperform the High Yield market by 31 basis points on a total return basis, according to data provided by CreditSights. On average, “BBB” corporate bonds returned 7.09%, a favorable comparison to the “A” rated average of 5.15% and the “BB” average of 5.99%

The strategy of the fixed income portion of the Fund was to maintain a similar maturity profile to the Aggregate Index with an overweighting of BBB issuers. Intermediate maturities were emphasized, as was diversification. This was done to protect the Fund from unexpected credit events, so few holdings exceeded one-half of one percent of the Fund’s value. The extreme diversification proved unnecessary, but will be maintained going forward as part of our risk control.

RETIREMENT INCOME FUND

The objective of the Retirement Income Fund is current income consistent with the preservation of capital and, to a lesser extent, capital appreciation. The Retirement Income Fund invests primarily in the fixed-income funds of the Investment Company and also invests in two equity funds of the Investment Company. The Fund’s current target allocation is approximately 75% of net assets in fixed-income funds (approximately 30% in the Bond, 40% in the Mid-Term Bond Funds and 5% in the Money Market Fund) and approximately 25% of net assets in equity funds (20% in the Equity Index Fund and 5% in the Mid-Cap Equity Index Fund).

Performance for the Retirement Income Fund is compared to the Barclays Capital Aggregate Bond Index (70% weighting), the Citigroup 3-Month Treasury Bill Index (5% weighting) and the S&P 500® Index (25% weighting). For the six months ended June 30, 2014, the Fund returned 4.50% versus a 4.53% return in the weighted benchmark. The slight underperformance of the Fund is mainly attributable to the underperformance of the Mid-Term Bond Fund and the Money Market Fund relative to the Barclays Capital Aggregate Bond Index.

2010 RETIREMENT FUND

The objective of the 2010 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2010. The 2010 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 63% of net assets in fixed-income funds (approximately 25% in the Bond Fund, 33% in the Mid-Term Bond Fund and 5% in the Money Market Fund) and approximately 37% of net assets in equity funds (25% in the Equity Index Fund, 9% in the Mid-Cap Equity Index Fund and 3% in the International Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2014).

Performance for the 2010 Retirement Fund is compared to the Barclays Capital Aggregate Bond Index (58% weighting), the Citigroup 3-Month Treasury Bill Index (5% weighting) and the S&P 500® Index (37% weighting). For the six months ended June 30, 2014, the Fund returned 4.95% versus a 4.92% return in the weighted benchmark. The slight outperformance of the Fund is mainly attributable to a small overweight to equities in the fund relative to the fund’s targeted allocation, partially offset by the underperformance of the Mid-Term Bond Fund and the Money Market Fund relative to the Barclays Capital Aggregate Bond Index.

2015 RETIREMENT FUND

The objective of the 2015 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2015. The 2015 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 47% of net assets in equity funds (approximately 28% in the Equity Index Fund, 11% in the Mid-Cap Equity Index Fund, 6% in the International Fund and 1% each in the Small Cap Growth and Small Cap Value Funds) and approximately 53% of net assets in fixed-income funds (25% in the Bond Fund and 28% in the Mid-Term Bond Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2014).

Performance for the 2015 Retirement Fund is compared to the S&P 500® Index (47% weighting) and the Barclays Capital Aggregate Bond Index (53% weighting). For the six months ended June 30, 2014, the Fund returned 5.20%

versus a 5.43% return in the weighted benchmark. The underperformance of the Fund is mainly attributable to the underperformance of the Mid-Term Bond Fund relative to the Barclays Capital Aggregate Bond Index.

2020 RETIREMENT FUND

The objective of the 2020 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2020. The 2020 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 57% of net assets in equity funds (approximately 33% in the Equity Index Fund, 11% in the Mid-Cap Equity Index Fund, 9% in the International Fund and 2% each in the Small Cap Growth and Small Cap Value Funds) and approximately 43% of net assets in fixed-income funds (25% in the Bond Fund and 18% in the Mid-Term Bond Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2014).

Performance for the 2020 Retirement Fund is compared to the S&P 500® Index (57% weighting) and the Barclays Capital Aggregate Bond Index (43% weighting). For the six months ended June 30, 2014, the Fund returned 5.37% versus a 5.76% return in the weighted benchmark. The underperformance of the Fund is mainly attributable to the underperformance of the Mid-Term Bond Fund relative to the Barclays Capital Aggregate Bond Index, and the underperformance of the International Fund and small cap funds relative to the S&P 500 Index

2025 RETIREMENT FUND

The objective of the 2025 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2025. The 2025 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 69% of net assets in equity funds (approximately 37% in the Equity Index Fund, 16% in the Mid-Cap Equity Index Fund, 10% in the International Fund and 3% each in the Small Cap Growth and Small Cap Value Funds) and approximately 31% of net assets in fixed-income funds (23% in the Bond Fund and 8% in the Mid-Term Bond Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2014).

Performance for the 2025 Retirement Fund is compared to the S&P 500® Index (69% weighting) and the Barclays Capital Aggregate Bond Index (31% weighting). For the six months ended June 30, 2014, the Fund returned 5.67% versus a 6.14% return in the weighted benchmark. The underperformance of the Fund is mainly attributable to the underperformance of the International Fund and the small cap funds relative to the S&P 500 Index.

2030 RETIREMENT FUND

The objective of the 2030 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2030. The 2030 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 77% of net assets in equity funds (approximately 40% in the Equity Index Fund, 17% in the Mid-Cap Equity Index Fund, 10% in the International Fund and 5% each in the Small Cap Growth and Small Cap Value Funds) and approximately 23% of net assets in the Bond Fund.

Performance for the 2030 Retirement Fund is compared to the S&P 500® Index (77% weighting) and the Barclays Capital Aggregate Bond Index (23% weighting). For the six months ended June 30, 2014, the Fund returned 5.87% versus a 6.40% return in the weighted benchmark. The underperformance of the Fund is mainly attributable to the underperformance of the International Fund and the small cap funds relative to the S&P 500 Index.

2035 RETIREMENT FUND

The objective of the 2035 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2035. The 2035 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 84% of net assets in equity funds (approximately 40% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 12% in the International Fund and 6% each in the Small Cap Growth and Small Cap Value Funds) and approximately 16% of net assets in the Bond Fund.

Performance for the 2035 Retirement Fund is compared to the S&P 500® Index (84% weighting) and the Barclays Capital Aggregate Bond Index (16% weighting). For the six months ended June 30, 2014, the Fund returned 5.87% versus a 6.62% return in the weighted benchmark. The underperformance of the Fund is mainly attributable to the underperformance of the International Fund and the small cap funds relative to the S&P 500 Index.

2040 RETIREMENT FUND

The objective of the 2040 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2040. The 2040 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 88% of net assets in equity funds (approximately 35% in the Equity Index Fund, 23% in the Mid-Cap Equity Index Fund, 14% in the International Fund and 8% each in the Small Cap Growth and Small Cap Value Funds) and approximately 12% of net assets in the Bond Fund.

Performance for the 2040 Retirement Fund is compared to the S&P 500® Index (88% weighting) and the Barclays Capital Aggregate Bond Index (12% weighting). For the six months ended June 30, 2014, the Fund returned 5.72% versus a 6.75% return in the weighted benchmark. The underperformance of the Fund is mainly attributable to the underperformance of the International Fund and the small cap funds relative to the S&P 500 Index.

2045 RETIREMENT FUND

The objective of the 2045 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2045. The 2045 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 90% of net assets in equity funds (approximately 35% in the Equity Index Fund, 21% in the Mid-Cap Equity Index Fund, 16% in the International Fund and 9% each in the Small Cap Growth and Small Cap Value Funds) and approximately 10% of net assets in the Bond Fund.

Performance for the 2045 Retirement Fund is compared to the S&P 500® Index (90% weighting) and the Barclays Capital Aggregate Bond Index (10% weighting). For the six months ended June 30, 2014, the Fund returned 5.58% versus a 6.81% return in the weighted benchmark. The underperformance of the Fund is mainly attributable to the underperformance of the International Fund and the small cap funds relative to the S&P 500 Index.

2050 RETIREMENT FUND

The objective of the 2050 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2050. The 2050 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 92% of net assets in equity funds (approximately 35% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 17% in the International Fund and 10% each in the Small Cap Growth and Small Cap Value Funds) and approximately 8% of net assets in the Bond Fund.

Performance for the 2050 Retirement Fund is compared to the S&P 500® Index (92% weighting) and the Barclays Capital Aggregate Bond Index (8% weighting). For the six months ended June 30, 2014, the Fund returned 5.52% versus a 6.88% return in the weighted benchmark. The underperformance of the Fund is mainly attributable to the underperformance of the International Fund and the small cap funds relative to the S&P 500 Index.

CONSERVATIVE ALLOCATION FUND

The objective of the Conservative Allocation Fund is current income and, to a lesser extent, capital appreciation. The Conservative Allocation Fund invests primarily in the fixed-income funds of the Investment Company and also invests in the equity funds of the Investment Company. The Conservative Allocation Fund’s target allocation is approximately 65% of net assets in fixed-income funds (approximately 30% in the Bond Fund and 35% in the Mid-Term Bond Fund) and approximately 35% of net assets in equity funds (approximately 25% in the Equity Index Fund, 5% in the Mid-Cap Equity Index Fund and 5% in the International Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2014).

Performance for the Conservative Allocation Fund is compared to the Barclays Capital Aggregate Bond Index (65% weighting) and the S&P 500® Index (35% weighting). For the six months ended June 30, 2014, the Conservative Allocation Fund returned 4.84% versus a 5.05% return in the weighted benchmark. The underperformance of the Fund is mainly attributable to the underperformance of the Mid-Term Bond Fund relative to the Barclays Capital Aggregate Bond Index.

MODERATE ALLOCATION FUND

The objective of the Moderate Allocation Fund is capital appreciation and current income. The Moderate Allocation Fund invests in the equity and fixed-income funds of the Investment Company. The Moderate Allocation Fund’s target allocation is approximately 60% of net assets in equity funds (approximately 35% of its net assets in the Equity Index Fund, 15% in the Mid-Cap Equity Index Fund and 10% in the International Fund) and approximately 40% of net assets in fixed-income funds (approximately 25% of its net assets in the Bond Fund and approximately 15% of its net assets in the Mid-Term Bond Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2014).

Performance for the Moderate Allocation Fund is compared to the S&P 500® Index (60% weighting) and the Barclays Capital Aggregate Bond Index (40% weighting). For the six months ended June 30, 2014, the Moderate Allocation Fund returned 5.71% versus a 5.85% return for the weighted benchmark. The underperformance of the Fund is mainly attributable to the underperformance of the Mid-Term Bond relative to the Barclays Capital Aggregate Bond Index, and the underperformance of the International Fund as compared to the S&P 500 Index.

AGGRESSIVE ALLOCATION FUND

The objective of the Aggressive Allocation Fund is capital appreciation and, to a lesser extent, current income. The Aggressive Allocation Fund invests in the equity and fixed-income funds of the Investment Company. The Aggressive Allocation Fund’s target allocation is approximately 80% of net assets in equity funds (approximately 35% of its net assets in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 5% in the Small Cap Value Fund, 5% in the Small Cap Growth Fund and 15% in the International Fund) and approximately 20% of net assets in the Bond Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2014).

Performance for the Aggressive Allocation Fund is compared to the S&P 500® Index (80% weighting) and the Barclays Capital Aggregate Bond Index (20% weighting). For the six months ended June 30, 2014, the Aggressive Allocation Fund returned 5.91% versus a 6.49% return for the weighted benchmark. The underperformance of the Fund is mainly attributable to the underperformance of the International Fund and the small cap funds relative to the S&P 500 Index.

MONEY MARKET FUND

The Money Market Fund’s investment objective is to realize current income while maintaining liquidity, investment quality and stability of capital through investing in high-quality commercial paper issued by U.S. corporations and securities issued by the U.S. government and its agencies. The Money Market Fund returned 0.04% before expenses and -0.07% after expenses for the six months ended June 30, 2014, compared to a 0.02% return for the Citigroup 3-Month Treasury Bill Index. Note that the benchmark performance does not reflect any expenses.

During the first half of 2014, the Federal Reserve remained committed to a near-zero interest rate policy by keeping the Fed Funds target rate at a range of 0% to 0.25%. As a result, money market returns were affected by extremely low yields and a decrease in supply of eligible investments. The Fund’s strategy continued to focus on quality, liquidity, and maintaining a relatively short weighted average maturity.

The seven-day effective yield as of August 12, 2014, was -0.19%. As with all performance reporting, this yield is not necessarily indicative of future annual yields. Neither the Federal Deposit Insurance Corporation nor any other U.S. government agency insures or guarantees the Separate Account’s investments in shares of the Money Market Fund.

MID-TERM BOND FUND

The Mid-Term Bond Fund seeks a high level of return consistent with the preservation of capital through investment in publicly traded debt securities. The Mid-Term Bond Fund primarily invests in corporate and U.S. government agency securities, which normally yield more than U.S. Treasury issues.

The Mid-Term Bond Fund emphasized corporate issues during the first six months of 2014 in order to capture incremental income. The Fund will continue to focus on income, rather than market volatility, to achieve superior returns over market cycles. In addition, the Fund’s corporate securities will remain highly diversified in order to shield the portfolio from any credit risk that might arise should the domestic economy weaken.

The average maturity of the Fund was similar to the Intermediate Index throughout the first half. The Fund does not emphasize market volatility, but seeks to achieve superior returns by compounding incremental income over market cycles.

An additional component of the Fund’s low risk profile is to highly diversify portfolio holdings. In general, new investment positions are kept to one-half of one percent of the Fund’s value. At the end of June, 159 corporate issuers were held with an average weighting of 0.38% of the Fund’s value.

For the six months ended June 30, 2014, the Mid-Term Bond Fund returned 3.10% before expenses and 2.86% after expenses, versus a 2.25% return for the Barclays Capital Intermediate Government/Credit Bond Index. The Fund’s emphasis on higher-yielding corporate issues was a major contributor to its outperformance

BOND FUND

The Bond Fund’s primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk by investing primarily in investment grade, publicly traded debt securities. A secondary objective is preservation of capital. The Bond Fund primarily invests in corporate, U.S. government agency and mortgage-backed securities, all of which normally yield more than U.S. Treasury issues.

The Federal Reserve continued to emphasize low short-term rates in order to stimulate the economy, re-liquefy the banking system and support the mortgage market. As an example, 30-Day Treasury Bill yields ended 2013 at one basis point and remained at that level on June 30, 2014. One year Treasury Bills were also little changed, starting at 16 basis points and ending at 15 basis points in June.

Intermediate and longer dated issues declined during the recent six months in response to Federal Reserve intervention in the market. For example, seven year Treasury Notes declined from 2.45% to 2.14%. Similarly, 30 year Treasury Bonds ended 2013 at 3.97% and declined to 3.36%. As a result, the broad bond market indices registered positive returns for the first half of 2014.

Yield spreads between corporate and Treasury Bonds continued to narrow as investors sought securities with higher yields. This emphasis on income and the resulting capital gains enabled the High Grade bond market to outperform the High Yield market by 31 basis points on a total return basis, according to data provided by CreditSights. On average, “BBB” corporate bonds returned 7.09%, a favorable comparison to the “A” rated average of 5.15% and the “BB” average of 5.99%

The Bond Fund’s strategy was to maintain a similar maturity profile to the Aggregate Index with an overweighting of BBB issuers. Intermediate maturities were emphasized, as was diversification. This was done to protect the Fund from unexpected credit events, so few holdings exceeded one-half of one percent of the Fund’s value. The extreme diversification proved unnecessary, but will be maintained going forward as part of our risk control.

For the six months ended June 30, 2014, the Bond Fund returned 5.08% before expenses and 4.84% after expenses. This compares favorably to the Barclays Capital U.S. Aggregate Bond Index, which returned 3.93% for the period. The Fund’s emphasis on higher-yielding corporate issues was a major contributor to its outperformance.

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF JUNE 30, 2014 (Unaudited)

Equity Index Fund

All America Fund

Small Cap Value Fund

Small Cap Growth Fund

Mid Cap Value Fund

Mid-Cap Equity Index Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF JUNE 30, 2014 (Unaudited) (Continued)

International Fund

Composite Fund

Retirement Income Fund

2010 Retirement Fund

2015 Retirement Fund

2020 Retirement Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF JUNE 30, 2014 (Unaudited) (Continued)

2025 Retirement Fund

2030 Retirement Fund

2035 Retirement Fund

2040 Retirement Fund

2045 Retirement Fund

2050 Retirement Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF JUNE 30, 2014 (Unaudited) (Continued)

Conservative Allocation Fund

Moderate Allocation Fund

Aggressive Allocation Fund

Money Market Fund

Mid-Term Bond Fund

Bond Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited)

EXAMPLE

As a shareholder of one of the Mutual of America Investment Corporation Funds, you incur ongoing costs, including management fees and other Fund expenses. You do not incur transactional costs, such as sales charges (loads), redemption fees or exchange fees.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at January 1, 2014 and held for the entire period ending June 30, 2014.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning other funds, which may also charge transactional costs, such as sales charges (loads), redemption fees or exchange fees.

Equity Index Fund
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period* January 1 to June 30, 2014
Actual	$1,000.00	$1,034.50	$0.86
Hypothetical (5% return before expenses)	$1,000.00	$1,023.76	$0.85

*	Expenses are equal to the Fund’s annual expense ratio of 0.17%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

All America Fund
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period* January 1 to June 30, 2014
Actual	$1,000.00	$1,029.14	$2.41
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$2.41

*	Expenses are equal to the Fund’s annual expense ratio of 0.48%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

Small Cap Value Fund
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period* January 1 to June 30, 2014
Actual	$1,000.00	$1,019.50	$4.06
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.06

*	Expenses are equal to the Fund’s annual expense ratio of 0.81%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Small Cap Growth Fund
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period* January 1 to June 30, 2014
Actual	$1,000.00	$1,005.47	$4.18
Hypothetical (5% return before expenses)	$1,000.00	$1,020.34	$4.21

*	Expenses are equal to the Fund’s annual expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Mid Cap Value Fund
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period* January 1 to June 30, 2014
Actual	$1,000.00	$1,044.38	$3.24
Hypothetical (5% return before expenses)	$1,000.00	$1,021.36	$3.21

*	Expenses are equal to the Fund’s annual expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Mid-Cap Equity Index Fund
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period* January 1 to June 30, 2014
Actual	$1,000.00	$1,036.43	$0.86
Hypothetical (5% return before expenses)	$1,000.00	$1,023.76	$0.85

*	Expenses are equal to the Fund’s annual expense ratio of 0.17%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

International Fund
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period* January 1 to June 30, 2014
Actual	$1,000.00	$1,020.48	$1.75
Hypothetical (5% return before expenses)	$1,000.00	$1,022.84	$1.76

*	Expenses are equal to the Fund’s annual expense ratio of 0.35% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the one-half year period).

Composite Fund
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period* January 1 to June 30, 2014
Actual	$1,000.00	$1,027.49	$2.41
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$2.41

*	Expenses are equal to the Fund’s annual expense ratio of 0.48%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Retirement Income Fund
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period* January 1 to June 30, 2014
Actual	$1,000.00	$1,022.19	$2.11
Hypothetical (5% return before expenses)	$1,000.00	$1,022.48	$2.11

*	Expenses are equal to the Fund’s annual expense ratio of 0.42% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2010 Retirement Fund
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period* January 1 to June 30, 2014
Actual	$1,000.00	$1,024.38	$1.91
Hypothetical (5% return before expenses)	$1,000.00	$1,022.69	$1.91

*	Expenses are equal to the Fund’s annual expense ratio of 0.38% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

2015 Retirement Fund
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period* January 1 to June 30, 2014
Actual	$1,000.00	$1,025.60	$1.96
Hypothetical (5% return before expenses)	$1,000.00	$1,022.64	$1.96

*	Expenses are equal to the Fund’s annual expense ratio of 0.39% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2020 Retirement Fund
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period* January 1 to June 30, 2014
Actual	$1,000.00	$1,026.43	$1.86
Hypothetical (5% return before expenses)	$1,000.00	$1,022.74	$1.86

*	Expenses are equal to the Fund’s annual expense ratio of 0.37% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2025 Retirement Fund
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period* January 1 to June 30, 2014
Actual	$1,000.00	$1,027.88	$1.81
Hypothetical (5% return before expenses)	$1,000.00	$1,022.79	$1.81

*	Expenses are equal to the Fund’s annual expense ratio of 0.36% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2030 Retirement Fund
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period* January 1 to June 30, 2014
Actual	$1,000.00	$1,028.85	$1.76
Hypothetical (5% return before expenses)	$1,000.00	$1,022.84	$1.76

*	Expenses are equal to the Fund’s annual expense ratio of 0.35% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

2035 Retirement Fund
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period* January 1 to June 30, 2014
Actual	$1,000.00	$1,028.85	$1.71
Hypothetical (5% return before expenses)	$1,000.00	$1,022.89	$1.71

*	Expenses are equal to the Fund’s annual expense ratio of 0.34% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2040 Retirement Fund
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period* January 1 to June 30, 2014
Actual	$1,000.00	$1,028.12	$1.81
Hypothetical (5% return before expenses)	$1,000.00	$1,022.79	$1.81

*	Expenses are equal to the Fund’s annual expense ratio of 0.36% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2045 Retirement Fund
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period* January 1 to June 30, 2014
Actual	$1,000.00	$1,027.44	$1.86
Hypothetical (5% return before expenses)	$1,000.00	$1,022.74	$1.86

*	Expenses are equal to the Fund’s annual expense ratio of 0.37% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2050 Retirement Fund
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period* January 1 to June 30, 2014
Actual	$1,000.00	$1,027.15	$1.86
Hypothetical (5% return before expenses)	$1,000.00	$1,022.74	$1.86

*	Expenses are equal to the Fund’s annual expense ratio of 0.37% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

Conservative Allocation Fund
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period* January 1 to June 30, 2014
Actual	$1,000.00	$1,023.85	$1.86
Hypothetical (5% return before expenses)	$1,000.00	$1,022.74	$1.86

*	Expenses are equal to the Fund’s annual expense ratio of 0.37% (reflecting the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the one-half year period).

Moderate Allocation Fund
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period* January 1 to June 30, 2014
Actual	$1,000.00	$1,028.08	$1.51
Hypothetical (5% return before expenses)	$1,000.00	$1,023.10	$1.50

*	Expenses are equal to the Fund’s annual expense ratio of 0.30% (reflecting the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the one-half year period).

Aggressive Allocation Fund
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period* January 1 to June 30, 2014
Actual	$1,000.00	$1,029.04	$1.51
Hypothetical (5% return before expenses)	$1,000.00	$1,023.10	$1.50

*	Expenses are equal to the Fund’s annual expense ratio of 0.30% (reflecting the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the one-half year period).

Money Market Fund
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period* January 1 to June 30, 2014
Actual	$1,000.00	$999.65	$1.09
Hypothetical (5% return before expenses)	$1,000.00	$1,023.50	$1.10

*	Expenses are equal to the Fund’s annual expense ratio of 0.22%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

Mid-Term Bond Fund
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period* January 1 to June 30, 2014
Actual	$1,000.00	$1,014.16	$2.40
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$2.41

*	Expenses are equal to the Fund’s annual expense ratio of 0.48%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Bond Fund
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period* January 1 to June 30, 2014
Actual	$1,000.00	$1,023.85	$2.36
Hypothetical (5% return before expenses)	$1,000.00	$1,022.23	$2.36

*	Expenses are equal to the Fund’s annual expense ratio of 0.47%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value

INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (11.5%)
Amazon.com, Inc.*	33,155	$10,768,081
Comcast Corp. Cl A	231,254	12,413,715
Disney (Walt) Co.	143,265	12,283,541
Home Depot, Inc.	121,678	9,851,051
McDonald’s Corp.	87,921	8,857,162
Other Securities	2,390,356	129,269,080

		183,442,630

CONSUMER STAPLES (9.3%)
Altria Group, Inc.	176,697	7,410,672
Coca-Cola Co.	336,220	14,242,279
CVS Caremark Corp.	104,003	7,838,706
PepsiCo, Inc.	134,839	12,046,516
Philip Morris Int’l., Inc.	139,909	11,795,728
Proctor & Gamble Co.	240,697	18,916,377
Wal-Mart Stores, Inc.	143,371	10,762,861
Other Securities	1,096,973	64,252,997

		147,266,136

ENERGY (10.6%)
Chevron Corp.	169,331	22,106,162
ConocoPhillips	109,204	9,362,059
Exxon Mobil Corp.	381,986	38,458,348
Occidental Petroleum Corp.	69,880	7,171,784
Schlumberger Ltd.	115,830	13,662,149
Other Securities	1,212,221	77,319,529

		168,080,031

FINANCIALS (15.7%)
American Express Co.	80,980	7,682,573
American Int’l. Group, Inc.	128,680	7,023,354
Bank of America Corp.	935,433	14,377,605
Berkshire Hathaway, Inc. Cl B*	160,155	20,269,217
Citigroup, Inc.	270,213	12,727,032
JPMorgan Chase & Co.	336,651	19,397,831
Wells Fargo & Co.	426,342	22,408,536
Other Securities	2,871,361	145,720,958

		249,607,106

HEALTH CARE (13.0%)
AbbVie, Inc.	141,412	7,981,293
Amgen, Inc.	67,337	7,970,681
Bristol-Myers Squibb Co.	147,407	7,150,714
Gilead Sciences, Inc.*	136,599	11,325,423
Johnson & Johnson	251,649	26,327,518

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Merck & Co., Inc.	259,946	$15,037,876
Pfizer, Inc.	567,389	16,840,106
UnitedHealth Group, Inc.	87,159	7,125,248
Other Securities	1,360,775	106,520,871

		206,279,730

INDUSTRIALS (10.2%)
3M Co.	55,288	7,919,453
Boeing Co.	59,675	7,592,450
General Electric Co.	891,974	23,441,077
Precision Castparts Corp.	12,876	3,249,902
Union Pacific Corp.	80,574	8,037,257
United Technologies Corp.	75,020	8,661,059
Other Securities	1,440,595	103,726,419

		162,627,617

INFORMATION TECHNOLOGY (18.3%)
Apple, Inc.	536,341	49,842,164
Cisco Systems, Inc.	455,666	11,323,300
Facebook, Inc. Cl A*	152,969	10,293,284
Google, Inc. Cl A*	25,199	14,733,099
Google, Inc. Cl C*	25,199	14,496,481
Int’l. Business Machines Corp.	84,633	15,341,424
Intel Corp.	442,796	13,682,396
Microsoft Corp.	668,637	27,882,163
Oracle Corp.	305,398	12,377,781
QUALCOMM, Inc.	150,138	11,890,930
Visa, Inc. Cl A	44,715	9,421,898
Other Securities	2,303,779	100,216,137

		291,501,057

MATERIALS (3.4%)
Other Securities	862,400	54,264,192

TELECOMMUNICATION SERVICES (2.3%)
AT&T, Inc.	461,521	16,319,383
Verizon Communications, Inc.	368,357	18,023,708
Other Securities	193,707	2,898,856

		37,241,947

UTILITIES (3.1%)
Other Securities	1,013,336	48,837,538

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $933,757,901) 97.4%		$1,549,147,984

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2014 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.4%)
U.S. Treasury Bill (1)	A-1+	0.02 - 0.03	07/10/14 - 08/21/14	$5,500,000	$5,499,908

COMMERCIAL PAPER (2.2%)
Air Products & Chemicals†	A-1	0.09	07/16/14	1,500,000	1,499,944
Alabama Power Co.†	A-1	0.10	07/07/14	9,000,000	8,999,850
Dover Corp.†	A-1	0.07	07/01/14	3,600,000	3,600,000
Int’l. Business Machines Corp.†	A-1+	0.10	09/10/14	2,150,000	2,149,576
National Rural Utilities	A-1	0.09	07/15/14	1,600,000	1,599,944
Piedmont Natural Gas Co.†	A-1	0.11	07/01/14 - 07/02/14	5,700,000	5,699,994
Precision Castparts Corp.†	A-1	0.06	07/01/14	6,400,000	6,400,000
Wisconsin Power & Light	A-1	0.07	07/01/14	5,500,000	5,500,000

					35,449,308

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $40,949,216) 2.6%					40,949,216

TEMPORARY CASH INVESTMENTS (2) (Cost: $375,600) 0.0% (3)					375,600

TOTAL INVESTMENTS (Cost: $975,082,717) 100.0%					1,590,472,800

OTHER NET ASSETS 0.0% (3)					433,199

NET ASSETS 100.0%					$1,590,905,999

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value

INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (6.9%)
Amazon.com, Inc.*	3,999	$1,298,795
Comcast Corp. Cl A	27,888	1,497,028
Disney (Walt) Co.	17,277	1,481,330
Home Depot, Inc.	14,674	1,188,007
McDonald’s Corp.	10,603	1,068,146
Starbucks Corp.	8,076	624,921
Other Securities	280,187	14,964,048

		22,122,275

CONSUMER STAPLES (5.5%)
Coca-Cola Co.	40,546	1,717,529
PepsiCo, Inc.	16,261	1,452,758
Philip Morris Int’l., Inc.	16,872	1,422,478
Proctor & Gamble Co.	29,026	2,281,153
Wal-Mart Stores, Inc.	17,290	1,297,960
Other Securities	166,136	9,587,281

		17,759,159

ENERGY (6.3%)
Chevron Corp.	20,420	2,665,831
EOG Resources, Inc.	5,862	685,033
Exxon Mobil Corp.	46,064	4,637,719
Halliburton Co.	9,058	643,209
Occidental Petroleum Corp.	8,426	864,760
Schlumberger Ltd.	13,968	1,647,526
Other Securities	144,427	9,124,653

		20,268,731

FINANCIALS (9.3%)
American Int’l. Group, Inc.	15,518	846,972
Bank of America Corp.	112,804	1,733,797
Berkshire Hathaway, Inc. Cl B*	19,313	2,444,253
Capital One Financial Corp.	6,131	506,421
Citigroup, Inc.	32,586	1,534,801
Goldman Sachs Group, Inc.	4,460	746,782
JPMorgan Chase & Co.	40,597	2,339,199
MetLife, Inc.	12,071	670,665
Wells Fargo & Co.	51,413	2,702,267
Other Securities	333,342	16,571,002

		30,096,159

HEALTH CARE (7.7%)
Biogen Idec, Inc.*	2,544	802,149
Celgene Corp.*	8,592	737,881
Gilead Sciences, Inc.*	16,472	1,365,694

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Johnson & Johnson	30,346	$3,174,794
Merck & Co., Inc.	31,347	1,813,424
Pfizer, Inc.	68,422	2,030,765
UnitedHealth Group, Inc.	10,510	859,193
Other Securities	195,909	14,090,848

		24,874,748

INDUSTRIALS (6.1%)
Boeing Co.	7,196	915,547
General Electric Co.	107,565	2,826,803
Precision Castparts Corp.	1,552	391,725
Roper Industries, Inc.	1,070	156,231
Union Pacific Corp.	9,717	969,271
Other Securities	188,357	14,350,711

		19,610,288

INFORMATION TECHNOLOGY (10.9%)
Apple, Inc.	64,677	6,010,429
Cisco Systems, Inc.	54,950	1,365,508
Facebook, Inc. Cl A*	18,447	1,241,299
Google, Inc. Cl A*	3,039	1,776,812
Google, Inc. Cl C*	3,039	1,748,276
Int’l. Business Machines Corp.	10,206	1,850,042
Intel Corp.	53,398	1,649,998
MasterCard, Inc. Cl A	10,778	791,860
Microsoft Corp.	80,631	3,362,308
Oracle Corp.	36,829	1,492,679
QUALCOMM, Inc.	18,106	1,433,995
Other Securities	272,434	12,429,565

		35,152,771

MATERIALS (2.0%)
Other Securities	104,002	6,544,274

TELECOMMUNICATION SERVICES (1.4%)
AT&T, Inc.	55,654	1,967,925
Verizon Communications, Inc.	44,421	2,173,520
Other Securities	23,360	349,586

		4,491,031

UTILITIES (1.8%)
Other Securities	122,206	5,889,695

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $130,059,451) 57.9%		$186,809,131

	Rating**	Rate(%)	Maturity	Face Amount	Value
INDEXED ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.1%)
U.S. Treasury Bill (1)	A-1+	0.01	08/21/14	$200,000	$199,997

COMMERCIAL PAPER (0.3%)
San Diego Gas & Electric Co.†	A-1	0.11	07/01/14	1,000,000	1,000,000

TOTAL INDEXED ASSETS-SHORT-TERM DEBT SECURITIES (Cost: $1,199,997) 0.4%					1,199,997

TOTAL INDEXED ASSETS (Cost: $131,259,448) 58.3%					$188,009,128

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2014 (Unaudited)

	Shares	Value

ACTIVE ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (4.9%)
Amazon.com, Inc.*	2,475	$803,831
Disney (Walt) Co.	11,399	977,350
Home Depot, Inc.	7,734	626,145
McDonald’s Corp.	6,515	656,321
Starbucks Corp.	8,369	647,593
Other Securities	377,411	11,935,611

		15,646,851

CONSUMER STAPLES (2.6%)
Coca-Cola Co.	10,875	460,665
PepsiCo, Inc.	7,058	630,562
Philip Morris Int’l., Inc.	4,716	397,606
Proctor & Gamble Co.	12,315	967,836
Wal-Mart Stores, Inc.	9,917	744,469
Other Securities	143,662	5,027,515

		8,228,653

ENERGY (3.7%)
Chevron Corp.	5,030	656,667
EOG Resources, Inc.	5,444	636,186
Exxon Mobil Corp.	20,307	2,044,509
Halliburton Co.	12,513	888,548
Occidental Petroleum Corp.	5,923	607,877
Other Securities	292,306	7,042,349

		11,876,136

FINANCIALS (7.7%)
American Int’l. Group, Inc.	11,571	631,545
Bank of America Corp.	41,917	644,264
Berkshire Hathaway, Inc. Cl B*	4,705	595,465
Capital One Financial Corp.	11,278	931,563
Citigroup, Inc.	11,032	519,607
Goldman Sachs Group, Inc.	3,872	648,328
JPMorgan Chase & Co.	24,967	1,438,599
MetLife, Inc.	11,439	635,551
Wells Fargo & Co.	24,266	1,275,421
Other Securities	657,238	17,354,007

		24,674,350

HEALTH CARE (5.5%)
Biogen Idec, Inc.*	1,703	536,973
Celgene Corp.*	10,554	906,378
Gilead Sciences, Inc.*	11,494	952,968
Merck & Co., Inc.	17,492	1,011,912
Pfizer, Inc.	40,982	1,216,346
UnitedHealth Group, Inc.	4,884	399,267
Other Securities	456,552	12,774,966

		17,798,810

	Shares	Value

ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (5.0%)
Boeing Co.	8,402	$1,068,986
General Electric Co.	37,205	977,747
Precision Castparts Corp.	3,349	845,288
Roper Industries, Inc.	8,544	1,247,509
Union Pacific Corp.	5,976	596,106
Other Securities	320,610	11,433,524

		16,169,160

INFORMATION TECHNOLOGY (6.8%)
Apple, Inc.	30,065	2,793,939
Cisco Systems, Inc.	22,656	563,002
Facebook, Inc. Cl A*	8,137	547,539
Google, Inc. Cl A*	1,134	663,016
Google, Inc. Cl C*	1,134	652,368
MasterCard, Inc. Cl A	6,470	475,351
Microsoft Corp.	25,940	1,081,698
Oracle Corp.	16,326	661,693
QUALCOMM, Inc.	9,230	731,016
Other Securities	452,321	13,866,378

		22,036,000

MATERIALS (1.9%)
Other Securities	153,351	5,966,645

TELECOMMUNICATION SERVICES (0.5%)
AT&T, Inc.	21,988	777,496
Verizon Communications, Inc.	9,334	456,713
Other Securities	19,754	410,250

		1,644,459

UTILITIES (1.3%)
Other Securities	85,434	4,187,251

TOTAL ACTIVE ASSETS-COMMON STOCKS (Cost: $89,272,918) 39.9%		$128,228,315

ACTIVE ASSETS:
CONVERTIBLE PREFERRED STOCKS:
ENERGY (0.0%) (3)
Energy XXI (Bermuda) Ltd., 7.25%	556	143,755

TOTAL ACTIVE ASSETS-CONVERTIBLE PREFERRED STOCKS (Cost: $55,600) 0.0% (3)		$143,755

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2014 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value

ACTIVE ASSETS:
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.0%)
General Electric Capital Corp.	A-1+	0.11	08/18/14 - 08/19/14	$2,700,000	$2,699,600
Toyota Motor Credit Corp.	A-1+	0.12	07/16/14	500,000	499,975

					3,199,575

TOTAL ACTIVE ASSETS-SHORT-TERM DEBT SECURITIES (Cost: $3,199,575) 1.0%					3,199,575

TOTAL ACTIVE ASSETS (Cost: $92,528,093) 40.9%					131,571,645

TEMPORARY CASH INVESTMENTS (2) (Cost: $1,215,000) 0.4%					1,215,000

TOTAL INVESTMENTS (Cost: $225,002,541) 99.6%					320,795,773

OTHER NET ASSETS 0.4%					1,285,652

NET ASSETS 100.0%					$322,081,425

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP VALUE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value

COMMON STOCKS:
CONSUMER DISCRETIONARY (7.8%)
Bassett Furniture Industries, Inc.	332,583	$4,376,792
Diamond Resorts Int’l., Inc.*	288,981	6,724,588
Houghton Mifflin Harcourt Co.*	220,073	4,216,599
Wolverine World Wide, Inc.	127,806	3,330,624
Other Securities	692,196	11,298,474

		29,947,077

CONSUMER STAPLES (3.1%)
Crimson Wine Group Ltd.*	350,956	3,176,152
Farmer Brothers Co.*	148,252	3,203,726
The Pantry, Inc.*	206,504	3,345,365
Other Securities	107,317	2,219,316

		11,944,559

ENERGY (7.2%)
Carrizo Oil and Gas, Inc.*	101,265	7,013,610
Energy XXI (Bermuda) Ltd.	244,364	5,774,321
PBF Energy, Inc.	182,486	4,863,252
Other Securities	1,723,448	10,214,631

		27,865,814

FINANCIALS (35.0%)
Banner Corp.	75,099	2,976,173
Chesapeake Lodging Trust	132,737	4,012,640
Ellington Financial LLC	225,399	5,409,576
FelCor Lodging Trust, Inc.	452,871	4,759,674
First Interstate BancSytem, Inc.	127,917	3,476,784
Forest City Enterprises, Inc. Cl A*	214,248	4,257,108
Glacier Bancorp, Inc.	141,273	4,009,328
Highwoods Properties, Inc.	85,935	3,604,973
Investors Bancorp, Inc.	288,032	3,182,754
Janus Capital Group, Inc.	244,221	3,047,878
MB Financial, Inc.	117,452	3,177,077
Meadowbrook Insurance Group, Inc.	440,568	3,167,684
PrivateBancorp, Inc.	108,758	3,160,507
ProAssurance Corp.	75,802	3,365,609
Prosperity Bancshares, Inc.	54,395	3,405,127
Select Income REIT	139,884	4,146,162
Stock Yards Bancorp, Inc.	108,349	3,239,635
SVB Financial Group*	46,230	5,391,343
Symetra Financial Corp.	222,707	5,064,357
UMB Financial Corp.	48,713	3,087,917
Other Securities	2,674,344	58,856,221

		134,798,527

HEALTH CARE (4.5%)
QLT, Inc.*	517,222	3,196,432
Supernus Pharmaceuticals, Inc.*	325,058	3,559,385

	Shares	Value

COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Other Securities	996,056	$10,586,320

		17,342,137

INDUSTRIALS (13.1%)
Alaska Air Group, Inc.	47,214	4,487,691
AZZ, Inc.	97,385	4,487,501
Blount International, Inc.*	266,123	3,754,996
Encore Wire Corp.	77,117	3,781,818
EnPro Industries, Inc.*	52,160	3,816,026
Miller Industries, Inc.	213,048	4,384,528
Mueller Industries, Inc.	269,326	7,920,873
Old Dominion Freight Line, Inc.*	104,509	6,655,133
Orbital Sciences Corp.*	135,223	3,995,840
Other Securities	452,273	7,404,856

		50,689,262

INFORMATION TECHNOLOGY (9.5%)
Anixter International, Inc.	32,844	3,286,699
Richardson Electronics Ltd.	468,314	4,903,248
Other Securities	1,436,100	28,431,439

		36,621,386

MATERIALS (6.6%)
Crown Hldgs., Inc.*	106,372	5,293,071
Kaiser Aluminum Corp.	83,329	6,072,184
Silgan Hldgs., Inc.	66,468	3,377,904
Other Securities	441,148	10,507,153

		25,250,312

TELECOMMUNICATION SERVICES (0.8%)
Other Securities	145,927	2,908,257

UTILITIES (6.3%)
Avista Corp.	132,659	4,446,730
Idacorp, Inc.	68,661	3,970,666
PNM Resources, Inc.	117,820	3,455,661
UNS Energy Corp.	64,348	3,887,263
Other Securities	185,134	8,607,976

		24,368,296

TOTAL COMMON STOCKS
(Cost: $270,813,992) 93.9%		$361,735,627

CONVERTIBLE PREFERRED STOCKS:
ENERGY (0.3%)
Energy XXI (Bermuda) Ltd., 7.25%	4,255	1,100,139

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost: $425,500) 0.3%		$1,100,139

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP VALUE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2014 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (5.6%)
Dover Corp.†	A-1	0.07	07/01/14	$9,000,000	$9,000,000
Precision Castparts Corp.†	A-1	0.08	07/23/14	1,900,000	1,899,907
Questar Corp.†	A-1	0.09	07/11/14	1,400,000	1,399,965
San Diego Gas & Electric Co.†	A-1	0.11	07/01/14	9,200,000	9,200,000

					21,499,872

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $21,499,872) 5.6%					21,499,872

TOTAL INVESTMENTS (Cost: $292,739,364) 99.8%					384,335,638

OTHER NET ASSETS 0.2%					616,559

NET ASSETS 100.0%					$384,952,197

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP GROWTH FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value

COMMON STOCKS:
CONSUMER DISCRETIONARY (14.3%)
Bally Technologies, Inc.*	52,785	$3,469,030
Cooper Tire & Rubber Co.	97,600	2,928,000
Deckers Outdoor Corp.*	77,812	6,717,510
Drew Industries, Inc.	60,115	3,006,351
Haverty Furniture Cos., Inc.	138,843	3,489,125
Popeyes Louisiana Kitchen, Inc.*	179,155	7,830,861
Red Robin Gourmet Burgers, Inc.*	55,712	3,966,694
Steve Madden Ltd.*	103,299	3,543,156
Other Securities	1,193,593	22,518,272

		57,468,999

CONSUMER STAPLES (4.4%)
Hain Celestial Group, Inc.*	36,512	3,240,075
Spectrum Brands Hldgs., Inc.	33,292	2,864,111
Susser Hldgs. Corp.*	50,347	4,064,010
Other Securities	230,295	7,369,681

		17,537,877

ENERGY (5.6%)
Kodiak Oil & Gas Corp.*	212,043	3,085,226
Sanchez Energy Corp.*	77,058	2,896,610
Targa Resources Corp.	34,985	4,882,856
Other Securities	475,486	11,751,513

		22,616,205

FINANCIALS (7.8%)
iShares Micro-Cap ETF	33,161	2,524,215
iShares Russell 2000 Growth ETF	12,500	1,730,250
Other Securities	1,177,282	26,936,830

		31,191,295

HEALTH CARE (19.8%)
Abiomed, Inc.*	124,494	3,129,779
Cubist Pharmaceuticals, Inc.*	55,234	3,856,438
DexCom, Inc.*	88,032	3,491,349
Emergent Biosolutions, Inc.*	145,010	3,256,925
Insulet Corp.*	73,059	2,898,251
PAREXEL International Corp.*	60,178	3,179,806
Supernus Pharmaceuticals, Inc.*	355,272	3,890,228
Other Securities	1,850,486	56,192,212

		79,894,988

INDUSTRIALS (14.1%)
Allegiant Travel Co.	25,697	3,026,336
Astronics Corp.*	132,510	7,480,190

	Shares	Value

COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
AZZ, Inc.	71,695	$3,303,706
Corporate Executive Board Co.	45,178	3,082,043
EnPro Industries, Inc.*	53,028	3,879,528
Mueller Water Product, Inc. Cl A	343,027	2,963,753
On Assignment, Inc.*	155,355	5,525,977
Raven Industries, Inc.	145,919	4,835,756
Saia, Inc.*	84,570	3,715,160
Sun Hydraulics Corp.	82,624	3,354,534
Teledyne Technologies, Inc.*	37,860	3,678,856
Other Securities	492,990	11,718,001

		56,563,840

INFORMATION TECHNOLOGY (22.5%)
Anixter International, Inc.	31,923	3,194,535
ARRIS Group, Inc.*	135,710	4,414,646
Brightcove, Inc.*	285,797	3,012,300
CalAmp Corp.*	188,577	4,084,578
Cavium, Inc.*	109,325	5,429,080
comScore, Inc.*	106,102	3,764,499
Electronics for Imaging, Inc.*	79,508	3,593,762
iGATE Corp.*	138,854	5,052,897
LogMeIn, Inc.*	81,742	3,810,812
Monolithic Power Systems, Inc.	106,802	4,523,065
Proofpoint, Inc.*	89,110	3,338,061
PTC, Inc.*	84,881	3,293,383
Rogers Corp.*	58,271	3,866,281
Synaptics, Inc.*	53,556	4,854,316
Other Securities	1,156,450	34,512,893

		90,745,108

MATERIALS (4.7%)
A. Schulman, Inc.	86,648	3,353,278
CVR Partners LP	169,716	3,171,992
Resolute Forest Products*	192,454	3,229,378
Other Securities	270,176	8,927,171

		18,681,819

TELECOMMUNICATION SERVICES (0.5%)
Other Securities	87,775	1,952,116

UTILITIES (0.7%)
Other Securities	52,778	2,754,484

TOTAL COMMON STOCKS
(Cost: $292,292,161) 94.4%		$379,406,731

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP GROWTH FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2014 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (5.5%)
Dover Corp.†	A-1	0.07	07/01/14	$5,200,000	$5,200,000
National Rural Utilities	A-1	0.09	07/15/14	4,700,000	4,699,835
San Diego Gas & Electric Co.†	A-1	0.11	07/01/14	5,300,000	5,300,000
Wal-Mart Stores, Inc.†	A-1+	0.06	07/31/14	7,000,000	6,999,650

					22,199,485

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $22,199,485) 5.5%					22,199,485

TOTAL INVESTMENTS (Cost: $314,491,646) 99.9%					401,606,216

OTHER NET ASSETS 0.1%					488,355

NET ASSETS 100.0%					$402,094,571

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID CAP VALUE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value

COMMON STOCKS:
CONSUMER DISCRETIONARY (7.6%)
Diamond Resorts Int’l., Inc.*	46,929	$1,092,038
Dillard’s, Inc. Cl A	6,952	810,673
Newell Rubbermaid, Inc.	29,569	916,343
TRW Automotive Hldgs. Corp.*	7,775	696,018
Other Securities	79,327	3,116,848

		6,631,920

CONSUMER STAPLES (3.6%)
Energizer Hldgs., Inc.	6,326	771,962
Hillshire Brands Co.	13,730	855,379
Other Securities	45,164	1,540,747

		3,168,088

ENERGY (7.6%)
Energy XXI (Bermuda) Ltd.	38,999	921,546
Noble Energy, Inc.	26,091	2,021,009
Tesoro Corp.	16,071	942,886
Other Securities	141,413	2,817,484

		6,702,925

FINANCIALS (30.7%)
American Financial Group, Inc.	25,832	1,538,554
Ameriprise Financial, Inc.	13,756	1,650,720
Aon PLC	9,319	839,549
Associated Banc-Corp.	40,187	726,581
CBL & Associates Pptys., Inc.	35,837	680,903
Discover Financial Svcs.	14,717	912,160
Duke Realty Corp.	40,964	743,906
Fifth Third Bancorp	37,386	798,191
Hartford Financial Svcs. Group, Inc.	22,989	823,236
Home Properties, Inc.	11,552	738,866
Host Hotels & Resorts, Inc.	39,475	868,845
iShares Russell Mid-Cap Value ETF	11,940	866,963
KeyCorp	62,787	899,738
Lincoln National Corp.	16,874	867,999
Reinsurance Grp. of America, Inc.	9,913	782,136
Vornado Realty Trust	11,270	1,202,847
Voya Financial, Inc.	21,972	798,462
Other Securities	386,804	11,200,292

		26,939,948

HEALTH CARE (8.7%)
Agilent Technologies, Inc.	12,889	740,344
Boston Scientific Corp.*	59,623	761,386

	Shares	Value

COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Cardinal Health, Inc.	9,818	$673,122
CIGNA Corp.	9,029	830,397
HCA Hldgs., Inc.*	16,207	913,751
Humana, Inc.	8,003	1,022,143
Other Securities	46,383	2,702,892

		7,644,035

INDUSTRIALS (9.7%)
L-3 Communications Hldgs., Inc.	7,263	877,007
Old Dominion Freight Line, Inc.*	15,788	1,005,380
Oshkosh Corp.	19,946	1,107,601
Triumph Group, Inc.	15,905	1,110,487
Other Securities	70,517	4,409,442

		8,509,917

INFORMATION TECHNOLOGY (10.7%)
CA, Inc.	23,464	674,355
Trimble Navigation Ltd.*	23,756	877,784
Western Digital Corp.	10,024	925,215
Other Securities	203,884	6,888,934

		9,366,288

MATERIALS (7.3%)
Crown Hldgs., Inc.*	48,458	2,411,265
Eastman Chemical Co.	12,070	1,054,315
Packaging Corp. of America	11,310	808,552
Other Securities	30,224	2,109,333

		6,383,465

UTILITIES (10.7%)
Ameren Corp.	25,140	1,027,723
Atmos Energy Corp.	14,668	783,271
Edison International	24,772	1,439,501
Great Plains Energy, Inc.	31,538	847,426
ITC Hldgs. Corp.	19,761	720,881
PPL Corp.	23,713	842,523
Public Svc. Enterprise Group, Inc.	21,550	879,025
Sempra Energy	7,610	796,843
Other Securities	43,341	1,995,764

		9,332,957

TOTAL COMMON STOCKS
(Cost: $67,688,549) 96.6%		$84,679,543

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.6%)
eBay, Inc.†	A-1	0.10	08/12/14	$600,000	$599,930
Toyota Motor Credit Corp.	A-1+	0.10	09/08/14	800,000	799,847

					1,399,777

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $1,399,777) 1.6%					1,399,777

TOTAL INVESTMENTS (Cost: $69,088,326) 98.2%					86,079,320

OTHER NET ASSETS 1.8%					1,573,442

NET ASSETS 100.0%					$87,652,762

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value

INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (12.7%)
Advance Auto Parts, Inc.	41,820	$5,642,354
Foot Locker, Inc.	83,585	4,239,431
Hanesbrands, Inc.	57,079	5,618,857
Jarden Corp.*	68,777	4,081,915
LKQ Corp.*	173,031	4,618,197
Polaris Industries, Inc.	37,769	4,919,035
Signet Jewelers Ltd.	45,973	5,084,154
Other Securities	2,812,683	87,441,208

		121,645,151

CONSUMER STAPLES (3.4%)
Church & Dwight Co., Inc.	77,906	5,449,525
Energizer Hldgs., Inc.	35,350	4,313,761
Hillshire Brands Co.	70,325	4,381,248
Other Securities	528,767	18,260,897

		32,405,431

ENERGY (5.1%)
HollyFrontier Corp.	113,888	4,975,767
Oceaneering Int’l., Inc.	61,908	4,836,872
Other Securities	774,636	39,252,173

		49,064,812

FINANCIALS (21.3%)
Alleghany Corp.*	9,438	4,134,977
Everest Re Group Ltd.	26,429	4,241,590
Federal Realty Investment Trust	38,562	4,662,917
Gallagher (Arthur J.) & Co.	90,051	4,196,377
New York Community Bancorp, Inc.	253,739	4,054,749
Realty Income Corp.	126,934	5,638,408
SL Green Realty Corp	54,708	5,985,602
UDR, Inc.	144,126	4,126,327
Other Securities	5,008,387	168,296,533

		205,337,480

HEALTH CARE (9.3%)
Endo International PLC*	80,298	5,622,466
Hologic, Inc.*	158,392	4,015,237
IDEXX Laboratories, Inc.*	29,409	3,928,160
Mettler-Toledo Int’l., Inc.*	16,749	4,240,512
Omnicare, Inc.	56,763	3,778,713
ResMed, Inc.	80,441	4,072,728
Salix Pharmaceuticals Ltd.*	36,347	4,483,402
Schein (Henry), Inc.*	48,932	5,806,760

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Universal Health Svcs., Inc. Cl B	51,529	$4,934,417
Other Securities	864,915	48,030,185

		88,912,580

INDUSTRIALS (16.5%)
B/E Aerospace, Inc.*	56,712	5,245,293
Fortune Brands Home & Security, Inc.	95,185	3,800,737
Hubbell, Inc. Cl B	30,868	3,801,394
Hunt (J.B.) Transport Svcs., Inc.	52,428	3,868,138
Kirby Corp.*	32,665	3,826,378
Manpowergroup, Inc.	45,641	3,872,639
Towers Watson & Co. Cl A	36,671	3,822,218
Trinity Industries, Inc.	88,800	3,882,336
United Rentals, Inc.*	55,757	5,839,431
Wabtec Corp.	55,287	4,566,153
Other Securities	2,263,455	116,187,891

		158,712,608

INFORMATION TECHNOLOGY (15.9%)
ANSYS, Inc.*	53,117	4,027,331
Equinix, Inc.*	28,560	6,000,172
Skyworks Solutions, Inc.	108,677	5,103,472
Trimble Navigation Ltd.*	149,542	5,525,577
Other Securities	4,544,605	132,650,590

		153,307,142

MATERIALS (7.4%)
Ashland, Inc.	41,546	4,517,712
Packaging Corp. of America	56,359	4,029,105
Rock-Tenn Co. Cl A	41,141	4,344,078
Other Securities	1,180,843	57,838,183

		70,729,078

TELECOMMUNICATION SERVICES (0.5%)
Other Securities	135,789	4,668,117

UTILITIES (4.7%)
Alliant Energy Corp.	63,592	3,870,209
MDU Resources Group	109,832	3,855,103
National Fuel Gas Co.	48,155	3,770,537
OGE Energy Corp.	114,151	4,461,021
Other Securities	786,967	29,244,682

		45,201,552

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $637,679,473) 96.8%		$929,983,951

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2014 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.5%)
U.S. Treasury Bill (1)	A-1+	0.03	07/10/14	$5,000,000	$4,999,966

COMMERCIAL PAPER (1.7%)
Alabama Power Co.†	A-1	0.10	07/07/14	3,000,000	2,999,950
National Rural Utilities	A-1	0.09	07/10/14	1,500,000	1,499,966
Precision Castparts Corp.†	A-1	0.06	07/01/14	11,400,000	11,400,000

					15,899,916

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $20,899,882) 2.2%					20,899,882

TEMPORARY CASH INVESTMENTS (2) (Cost: $300,400) 0.0% (3)					300,400

TOTAL INVESTMENTS (Cost: $658,879,755) 99.0%					951,184,233

OTHER NET ASSETS 1.0%					9,551,248

NET ASSETS 100.0%					$960,735,481

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value

COMMON STOCKS:
FINANCIALS (98.3%)
iShares MSCI EAFE ETF	1,052,894	$71,986,363
iShares MSCI EAFE Growth ETF	218,254	15,812,502
iShares MSCI EAFE Small-Cap ETF	166,033	8,786,466
iShares MSCI EAFE Value ETF	265,320	15,539,792
iShares MSCI Emerging Markets ETF	147,035	8,832,392
Vanguard FTSE Developed Markets ETF	2,416,800	102,931,513
Vanguard FTSE Europe ETF	424,630	25,456,569
Vanguard FTSE Pacific ETF	220,480	13,722,675

		263,068,272

TOTAL COMMON STOCKS
(Cost: $230,515,984) 98.3%		$263,068,272

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.0%)
San Diego Gas & Electric Co.†	A-1	0.11	07/01/14	$2,600,000	$2,600,000

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $2,600,000) 1.0%					2,600,000

TOTAL INVESTMENTS (Cost: $233,115,984) 99.3%					265,668,272

OTHER NET ASSETS 0.7%					1,741,233

NET ASSETS 100.0%					$267,409,505

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value

COMMON STOCKS:
CONSUMER DISCRETIONARY (7.6%)
Amazon.com, Inc.*	4,260	$1,383,563
Disney (Walt) Co.	19,677	1,687,106
Home Depot, Inc.	13,306	1,077,254
McDonald’s Corp.	11,202	1,128,489
Starbucks Corp.	14,509	1,122,706
Time Warner Cable, Inc.	7,360	1,084,128
Other Securities	122,892	7,015,567

		14,498,813

CONSUMER STAPLES (5.2%)
PepsiCo, Inc.	12,208	1,090,663
Proctor & Gamble Co.	21,032	1,652,905
Wal-Mart Stores, Inc.	17,148	1,287,300
Other Securities	105,515	5,910,802

		9,941,670

ENERGY (7.0%)
Anadarko Petroleum Corp.	9,491	1,038,980
Chevron Corp.	8,662	1,130,824
EOG Resources, Inc.	9,300	1,086,798
Exxon Mobil Corp.	35,052	3,529,035
Halliburton Co.	21,592	1,533,248
National Oilwell Varco, Inc.	9,714	799,948
Noble Energy, Inc.	16,632	1,288,315
Occidental Petroleum Corp.	10,227	1,049,597
Other Securities	18,235	1,749,339

		13,206,084

FINANCIALS (8.9%)
American Int’l. Group, Inc.	19,786	1,079,920
Bank of America Corp.	72,350	1,112,020
Capital One Financial Corp.	19,627	1,621,190
Goldman Sachs Group, Inc.	6,753	1,130,722
JPMorgan Chase & Co.	43,379	2,499,498
MetLife, Inc.	19,710	1,095,088
Simon Property Group, Inc.	7,028	1,168,616
Wells Fargo & Co.	42,299	2,223,235
Other Securities	85,918	5,028,847

		16,959,136

HEALTH CARE (8.8%)
Covidien PLC	12,015	1,083,513
Gilead Sciences, Inc.*	19,697	1,633,078

	Shares	Value

COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Merck & Co., Inc.	30,185	$1,746,202
Mylan, Inc.*	29,432	1,517,514
Pfizer, Inc.	68,337	2,028,242
Other Securities	104,015	8,611,132

		16,619,681

INDUSTRIALS (6.5%)
Boeing Co.	14,502	1,845,089
Cummins, Inc.	7,366	1,136,500
FedEx Corp.	7,377	1,116,730
General Electric Co.	64,304	1,689,909
Precision Castparts Corp.	5,783	1,459,629
Roper Industries, Inc.	14,689	2,144,741
Other Securities	55,899	2,951,071

		12,343,669

INFORMATION TECHNOLOGY (10.4%)
Apple, Inc.	51,940	4,826,779
Google, Inc. Cl A*	1,968	1,150,631
Google, Inc. Cl C*	1,968	1,132,151
Microsoft Corp.	44,788	1,867,660
Oracle Corp.	27,895	1,130,584
QUALCOMM, Inc.	15,948	1,263,082
Salesforce.com, inc.*	24,770	1,438,642
Other Securities	148,819	6,946,301

		19,755,830

MATERIALS (2.1%)
Eastman Chemical Co.	12,368	1,080,345
Other Securities	49,151	2,893,646

		3,973,991

TELECOMMUNICATION SERVICES (1.1%)
AT&T, Inc.	37,483	1,325,399
Verizon Communications, Inc.	16,062	785,914

		2,111,313

UTILITIES (1.7%)
Other Securities	56,499	3,257,775

TOTAL COMMON STOCKS
(Cost: $71,405,677) 59.3%		$112,667,962

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (7.6%)
U.S. Treasury Note	AA+	2.00	11/30/20	$250,000	$249,863
U.S. Treasury Strip	AA+	0.00	11/15/16 - 08/15/29	19,850,000	14,238,908

					14,488,771

U.S. GOVERNMENT AGENCIES (12.8%)
MORTGAGE-BACKED OBLIGATIONS (12.6%)
FHARM	AA+	2.37 - 5.77	02/01/36 - 09/01/39	242,606	257,704
FHLMC	AA+	2.50 - 6.00	02/01/25 - 04/01/43	4,446,435	4,658,832
FHLMC Strip	AA+	3.00	01/15/43	462,153	459,164
FNMA	AA+	2.42 - 8.00	09/01/16 - 12/25/49	13,192,556	14,050,974
FNMA Strip	AA+	3.00	08/25/42	407,519	407,558
GNMA (4)	AA+	3.50 - 7.00	10/15/24 - 10/20/43	3,550,867	3,853,634
Other Securities				266,029	297,638

					23,985,504

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2014 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
NON-MORTGAGE-BACKED OBLIGATIONS (0.2%)
FHLMC	AA+	0.00	11/29/19	$500,000	$437,942

CORPORATE DEBT (17.8%)
CONSUMER DISCRETIONARY (3.2%)
Home Depot, Inc.	A	5.40	03/01/16	500,000	539,547
Other Securities				5,245,000	5,478,334

					6,017,881

CONSUMER STAPLES (1.1%)
Other Securities				2,125,000	2,193,351

ENERGY (2.6%)
National Oilwell Varco, Inc.	A	6.13	08/15/15	250,000	250,270
Other Securities				4,310,000	4,617,243

					4,867,513

FINANCIALS (3.5%)
Bank of America Corp.	A-	3.70	09/01/15	250,000	258,456
Capital One Financial Corp.	BBB	4.75	07/15/21	300,000	333,748
Other Securities				5,700,000	6,133,472

					6,725,676

HEALTH CARE (1.9%)
Other Securities				3,315,000	3,559,814

INDUSTRIALS (1.3%)
Other Securities				2,250,000	2,367,226

INFORMATION TECHNOLOGY (1.0%)
Other Securities				1,710,000	1,820,392

MATERIALS (1.6%)
Geon Co.	BBB-	7.50	12/15/15	1,000,000	1,080,000
Other Securities				1,850,000	1,957,696

					3,037,696

TELECOMMUNICATION SERVICES (0.5%)
Verizon Communications, Inc.	BBB+	4.50	09/15/20	325,000	357,497
Other Securities				500,000	510,625

					868,122

UTILITIES (1.1%)
Other Securities				1,890,000	2,027,256

TOTAL LONG-TERM DEBT SECURITIES
(Cost: $69,871,844) 38.2%					72,397,144

SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.9%)
eBay, Inc.†	A-1	0.10	08/12/14	500,000	499,942
General Electric Capital Corp.	A-1+	0.11	08/19/14	1,000,000	999,850
San Diego Gas & Electric Co.†	A-1	0.11	07/01/14	2,200,000	2,200,000

					3,699,792

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $3,699,792) 1.9%					3,699,792

TEMPORARY CASH INVESTMENTS (2) (Cost: $898,100) 0.5%					898,100

TOTAL INVESTMENTS (Cost: $145,875,413) 99.9%					189,662,998

OTHER NET ASSETS 0.1%					265,051

NET ASSETS 100.0%					$189,928,049

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — RETIREMENT INCOME FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (30.0%)	8,972,836	$13,238,379
Equity Index Fund (21.0%)	2,806,264	9,270,635
Mid-Cap Equity Index Fund (5.8%)	1,147,835	2,565,647
Mid-Term Bond Fund (39.0%)	15,799,729	17,147,193
Money Market Fund (4.2%)	1,551,579	1,858,705

TOTAL INVESTMENTS (Cost: $40,513,405) 100.0%		$44,080,559

OTHER NET ASSETS -0.0% (3)		(284)

NET ASSETS 100.0%		$44,080,275

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2010 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.5%)	4,154,861	$6,130,016
Equity Index Fund (26.0%)	1,969,796	6,507,321
International Fund (3.2%)	929,397	810,619
Mid-Cap Equity Index Fund (9.9%)	1,103,335	2,466,179
Mid-Term Bond Fund (32.2%)	7,408,066	8,039,856
Money Market Fund (4.2%)	880,048	1,054,248

TOTAL INVESTMENTS (Cost: $21,923,453) 100.0%		$25,008,239

OTHER NET ASSETS -0.0% (3)		(166)

NET ASSETS 100.0%		$25,008,073

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2015 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.0%)	23,144,424	$34,146,914
Equity Index Fund (28.5%)	12,277,361	40,558,886
International Fund (6.0%)	9,757,089	8,510,124
Mid-Cap Equity Index Fund (11.6%)	7,399,587	16,539,594
Mid-Term Bond Fund (26.9%)	35,267,466	38,275,217
Small Cap Growth Fund (1.5%)	1,359,597	2,174,131
Small Cap Value Fund (1.5%)	1,208,492	2,155,622

TOTAL INVESTMENTS (Cost: $119,906,991) 100.0%		$142,360,488

OTHER NET ASSETS -0.0% (3)		(1,718)

NET ASSETS 100.0%		$142,358,770

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2020 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.0%)	45,282,055	$66,808,420
Equity Index Fund (33.5%)	28,220,340	93,227,332
International Fund (9.0%)	28,623,593	24,965,469
Mid-Cap Equity Index Fund (11.6%)	14,465,759	32,333,936
Mid-Term Bond Fund (16.9%)	43,454,810	47,160,810
Small Cap Growth Fund (2.5%)	4,425,289	7,076,479
Small Cap Value Fund (2.5%)	3,933,689	7,016,636

TOTAL INVESTMENTS (Cost: $230,385,548) 100.0%		$278,589,082

OTHER NET ASSETS -0.0% (3)		(1,768)

NET ASSETS 100.0%		$278,587,314

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2025 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (21.9%)	42,829,199	$63,189,515
Equity Index Fund (37.9%)	33,043,466	109,160,774
International Fund (9.5%)	31,192,110	27,205,727
Mid-Cap Equity Index Fund (16.6%)	21,431,714	47,904,275
Mid-Term Bond Fund (7.0%)	18,464,825	20,039,579
Small Cap Growth Fund (3.6%)	6,406,552	10,244,717
Small Cap Value Fund (3.5%)	5,694,566	10,157,562

TOTAL INVESTMENTS (Cost: $227,437,172) 100.0%		$287,902,149

OTHER NET ASSETS -0.0% (3)		(1,845)

NET ASSETS 100.0%		$287,900,304

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2030 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (22.0%)	35,695,594	$52,664,709
Equity Index Fund (40.6%)	29,522,551	97,529,253
International Fund (9.7%)	26,674,754	23,265,693
Mid-Cap Equity Index Fund (17.6%)	18,936,373	42,326,676
Small Cap Growth Fund (5.1%)	7,629,054	12,199,621
Small Cap Value Fund (5.0%)	6,781,588	12,096,515

TOTAL INVESTMENTS (Cost: $184,360,252) 100.0%		$240,082,467

OTHER NET ASSETS -0.0% (3)		(1,510)

NET ASSETS 100.0%		$240,080,957

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2035 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (15.0%)	20,125,670	$29,693,091
Equity Index Fund (40.6%)	24,407,989	80,633,037
International Fund (11.7%)	26,576,504	23,180,000
Mid-Cap Equity Index Fund (20.6%)	18,340,236	40,994,187
Small Cap Growth Fund (6.1%)	7,568,952	12,103,511
Small Cap Value Fund (6.0%)	6,728,106	12,001,118

TOTAL INVESTMENTS (Cost: $149,410,147) 100.0%		$198,604,944

OTHER NET ASSETS -0.0% (3)		(1,240)

NET ASSETS 100.0%		$198,603,704

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2040 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (10.9%)	12,314,839	$18,169,117
Equity Index Fund (35.6%)	17,870,138	59,034,913
International Fund (13.7%)	25,950,907	22,634,355
Mid-Cap Equity Index Fund (23.6%)	17,546,585	39,220,215
Small Cap Growth Fund (8.1%)	8,421,789	13,467,283
Small Cap Value Fund (8.1%)	7,486,086	13,353,149

TOTAL INVESTMENTS (Cost: $121,492,755) 100.0%		$165,879,032

OTHER NET ASSETS -0.0% (3)		(1,047)

NET ASSETS 100.0%		$165,877,985

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2045 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (9.0%)	12,797,821	$18,881,700
Equity Index Fund (35.6%)	22,695,064	74,974,302
International Fund (15.6%)	37,750,713	32,926,134
Mid-Cap Equity Index Fund (21.6%)	20,387,478	45,570,194
Small Cap Growth Fund (9.1%)	12,032,754	19,241,577
Small Cap Value Fund (9.1%)	10,695,835	19,078,470

TOTAL INVESTMENTS (Cost: $153,389,256) 100.0%		$210,672,377

OTHER NET ASSETS -0.0% (3)		(1,287)

NET ASSETS 100.0%		$210,671,090

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2050 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (7.2%)	1,544,828	$2,279,214
Equity Index Fund (35.5%)	3,389,324	11,196,806
International Fund (16.9%)	6,088,177	5,310,102
Mid-Cap Equity Index Fund (20.1%)	2,834,055	6,334,693
Small Cap Growth Fund (10.2%)	1,997,305	3,193,891
Small Cap Value Fund (10.1%)	1,775,757	3,167,469

TOTAL INVESTMENTS (Cost: $27,774,228) 100.0%		$31,482,175

OTHER NET ASSETS -0.0% (3)		(158)

NET ASSETS 100.0%		$31,482,017

MUTUAL OF AMERICA INVESTMENT CORPORATION — CONSERVATIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (29.8%)	21,567,827	$31,820,826
Equity Index Fund (25.5%)	8,262,042	27,294,076
International Fund (5.0%)	6,148,541	5,362,752
Mid-Cap Equity Index Fund (5.2%)	2,477,366	5,537,422
Mid-Term Bond Fund (34.5%)	34,014,970	36,915,903

TOTAL INVESTMENTS (Cost: $96,183,851) 100.0%		$106,930,979

OTHER NET ASSETS		—

NET ASSETS 100.0%		$106,930,979

MUTUAL OF AMERICA INVESTMENT CORPORATION — MODERATE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.6%)	50,541,684	$74,568,393
Equity Index Fund (35.4%)	32,533,862	107,477,271
International Fund (9.9%)	34,584,555	30,164,614
Mid-Cap Equity Index Fund (15.4%)	20,904,930	46,726,805
Mid-Term Bond Fund (14.7%)	40,992,338	44,488,329

TOTAL INVESTMENTS (Cost: $239,660,643) 100.0%		$303,425,412

OTHER NET ASSETS		—

NET ASSETS 100.0%		$303,425,412

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — AGGRESSIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (19.5%)	33,219,790	$49,011,947
Equity Index Fund (35.2%)	26,730,188	88,304,540
International Fund (14.8%)	42,621,808	37,174,698
Mid-Cap Equity Index Fund (20.4%)	22,901,319	51,189,143
Small Cap Growth Fund (5.1%)	8,061,241	12,890,731
Small Cap Value Fund (5.0%)	7,098,317	12,661,473

TOTAL INVESTMENTS (Cost: $181,022,440) 100.0%		$251,232,532

OTHER NET ASSETS		—

NET ASSETS 100.0%		$251,232,532

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (12.1%)
FHLB	A-1+	0.05	07/11/14	$2,200,000	$2,199,973
FHLB	A-1+	0.07	08/15/14	7,500,000	7,499,341

					9,699,314

COMMERCIAL PAPER (87.8%)
Abbott Laboratories†	A-1+	0.10	07/29/14	3,200,000	3,199,751
Air Products & Chemicals†	A-1	0.10	09/03/14	3,200,000	3,199,316
Apple, Inc.†	A-1+	0.08	07/31/14	3,200,000	3,199,787
Chevron Corp.†	A-1+	0.09	09/09/14	3,200,000	3,199,260
Coca-Cola Co.†	A-1+	0.10	08/21/14	3,000,000	2,999,575
Danaher Corp.†	A-1	0.09	07/10/14	3,200,000	3,199,928
Dover Corp.†	A-1	0.09	07/01/14	2,500,000	2,500,000
eBay, Inc.†	A-1	0.10	08/12/14	3,200,000	3,199,627
Emerson Electric Co.†	A-1	0.11	08/22/14	3,200,000	3,199,492
Exxon Mobil Corp.	A-1+	0.08	07/31/14	3,200,000	3,199,787
General Electric Capital Corp.	A-1+	0.11	08/26/14	3,200,000	3,199,452
General Re Corp.	A-1+	0.11	09/10/14	3,200,000	3,199,306
Int’l. Business Machines Corp.†	A-1+	0.10	09/10/14	1,650,000	1,649,593
Microsoft Corp.†	A-1+	0.08	07/30/14	3,200,000	3,199,794
National Rural Utilities	A-1	0.09	07/17/14	800,000	799,968
National Rural Utilities	A-1	0.09	07/22/14	1,400,000	1,399,927
National Rural Utilities	A-1	0.09	07/29/14	1,000,000	999,930
Piedmont Natural Gas Co.†	A-1	0.11	07/02/14	2,200,000	2,199,993
Precision Castparts Corp.†	A-1	0.09	07/18/14	1,500,000	1,499,936
Precision Castparts Corp.†	A-1	0.10	08/01/14	1,700,000	1,699,854
Procter & Gamble Co.†	A-1+	0.08	07/28/14	3,200,000	3,199,808
San Diego Gas & Electric Co.†	A-1	0.11	07/01/14	3,200,000	3,200,000
Southern California Gas Co.†	A-1	0.11	07/01/14	3,200,000	3,200,000
Toyota Motor Credit Corp.	A-1+	0.10	09/03/14	1,700,000	1,699,703
Toyota Motor Credit Corp.	A-1+	0.10	09/04/14	1,500,000	1,499,719
Wells Fargo & Co.	A-1	0.15	08/01/14	3,200,000	3,199,587
Wisconsin Gas Co.	A-1	0.14	07/07/14	3,200,000	3,199,925

					70,143,018

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $79,842,714) 99.9%					79,842,332

TEMPORARY CASH INVESTMENTS (2) (Cost: $43,400) 0.1%					43,400

TOTAL INVESTMENTS (Cost: $79,886,114) 100.0%					79,885,732

OTHER NET ASSETS -0.0% (3)					(1,846)

NET ASSETS 100.0%					$79,883,886

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (33.7%)
U.S. Treasury Note	AA+	0.63 - 3.00	02/18/17 - 11/30/20	$68,500,000	$68,915,364
U.S. Treasury Strip	AA+	0.00	08/15/17 - 08/15/18	75,000,000	71,276,665

					140,192,029

U.S. GOVERNMENT AGENCIES (5.8%)
MORTGAGE-BACKED OBLIGATIONS (0.0%) (3)
FHLMC	AA+	7.50 - 8.50	09/01/17 - 03/15/21	6,385	7,068

NON-MORTGAGE-BACKED OBLIGATIONS (5.8%)
FFCB	AA+	4.95	10/10/14	12,500,000	12,667,150
FHLMC	AA+	0.00	11/29/19	1,850,000	1,620,385
FNMA	AA+	0.00	10/09/19	10,342,000	9,088,198
Other Securities				900,000	770,810

					24,146,543

CORPORATE DEBT (59.8%)
CONSUMER DISCRETIONARY (8.2%)
Advance Auto Parts, Inc.	BBB-	4.50 - 5.75	05/01/20 - 01/15/22	2,000,000	2,253,876
Expedia, Inc.	BBB-	5.95	08/15/20	2,000,000	2,262,916
Family Dollar Stores, Inc.	BBB-	5.00	02/01/21	2,000,000	2,146,168
Marriott International, Inc.	BBB	3.00 - 3.38	03/01/19 - 10/15/20	2,000,000	2,070,155
Tupperware Brands Corp.	BBB-	4.75	06/01/21	2,000,000	2,158,954
Wynn Las Vegas LLC	BBB-	5.38	03/15/22	2,000,000	2,082,500
Other Securities				20,623,000	21,069,292

					34,043,861

CONSUMER STAPLES (3.8%)
Mead Johnson Nutrition Co.	BBB	4.90	11/01/19	3,075,000	3,416,783
Other Securities				11,925,000	12,263,873

					15,680,656

ENERGY (3.6%)
Rowan Companies PLC	BBB-	4.88	06/01/22	2,000,000	2,142,316
SESI LLC	BBB-	7.13	12/15/21	2,000,000	2,255,000
Other Securities				10,290,000	10,643,917

					15,041,233

FINANCIALS (16.9%)
Alleghany Corp.	BBB	4.95	06/27/22	2,000,000	2,177,400
American Tower Corp.	BBB-	4.50	01/15/18	2,000,000	2,179,184
Bank of America Corp.	BBB+ to A-	2.65 - 5.75	09/01/15 - 04/01/19	2,000,000	2,070,994
Barrick N.A. Finance LLC	BBB	4.40	05/30/21	2,000,000	2,092,548
Berkley (W.R.) Corp.	BBB+	4.63	03/15/22	2,000,000	2,148,404
Boston Properties LP	A-	3.70	11/15/18	1,970,000	2,103,042
Capital One Financial Corp.	BBB	4.75	07/15/21	2,000,000	2,224,984
Fairfax Financial Hldgs.†	BBB-	5.80 - 8.25	10/01/15 - 05/15/21	2,016,000	2,177,496
Ford Motor Credit Co. LLC	BBB-	3.00	06/12/17	2,000,000	2,086,500
Health Care REIT, Inc.	BBB	3.63	03/15/16	2,000,000	2,090,408
Healthcare Realty Trust	BBB-	5.75	01/15/21	2,000,000	2,261,874
Moody’s Corp.	BBB+	5.50	09/01/20	2,000,000	2,274,000
Nasdaq OMX Group, Inc.	BBB	5.55	01/15/20	2,000,000	2,219,064
Other Securities				40,626,000	42,580,411

					70,686,309

HEALTH CARE (6.1%)
Agilent Technologies, Inc.	BBB+	5.00	07/15/20	2,000,000	2,195,046
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	2,000,000	2,117,820
Hospira, Inc.	BBB-	6.05	03/30/17	2,000,000	2,206,430
Laboratory Corp. of America	BBB+	3.13 - 5.63	12/15/15 - 08/23/22	2,000,000	2,094,971
PerkinElmer, Inc.	BBB	5.00	11/15/21	2,000,000	2,161,894

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2014 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
HEALTH CARE (CONTINUED)
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	$2,000,000	$2,163,572
Thermo Fisher Scientific, Inc.	BBB	3.60 - 4.50	03/01/21 - 08/15/21	2,000,000	2,171,053
Other Securities				9,665,000	10,189,948

					25,300,734

INDUSTRIALS (6.3%)
Dun & Bradstreet Corp.	BBB-	3.25	12/01/17	2,000,000	2,071,014
GATX Corp.	BBB	6.00	02/15/18	2,050,000	2,313,462
Harsco Corp.	BB+	5.75	05/15/18	2,250,000	2,435,625
L-3 Communications Corp.	BBB-	5.20	10/15/19	2,000,000	2,249,974
URS Corp.	BBB-	3.85 - 5.00	04/01/17 - 04/01/22	2,000,000	2,077,490
Valmont Industries, Inc.	BBB	6.63	04/20/20	2,000,000	2,376,596
Other Securities				12,485,000	12,829,570

					26,353,731

INFORMATION TECHNOLOGY (6.2%)
Adobe Systems, Inc.	A-	4.75	02/01/20	2,000,000	2,224,632
Arrow Electronics, Inc.	BBB-	3.00 - 6.88	03/01/18 - 03/01/23	2,000,000	2,155,016
Avnet, Inc.	BBB-	5.88 - 6.00	09/01/15 - 06/15/20	1,930,000	2,106,577
FLIR Systems, Inc.	BBB	3.75	09/01/16	2,000,000	2,106,636
Lexmark International, Inc.	BBB-	6.65	06/01/18	2,000,000	2,268,834
Symantec Corp.	BBB	4.20	09/15/20	2,000,000	2,075,144
Tech Data Corp.	BBB-	3.75	09/21/17	2,000,000	2,095,474
Western Union Co.	BBB	5.93	10/01/16	2,000,000	2,195,394
Other Securities				8,126,000	8,448,641

					25,676,348

MATERIALS (5.0%)
Alcoa, Inc.	BBB-	6.75	07/15/18	2,000,000	2,297,868
Kinross Gold Corp.	NR to BBB-	3.63 - 5.13	09/01/16 - 09/01/21	2,750,000	2,860,688
Other Securities				15,600,000	15,746,060

					20,904,616

TELECOMMUNICATION SERVICES (1.3%)
Verizon Communications, Inc.	BBB+	4.50	09/15/20	2,000,000	2,199,984
Other Securities				3,250,000	3,267,615

					5,467,599

UTILITIES (2.4%)
Entergy Corp.	BBB-	4.70 - 5.13	01/15/17 - 09/15/20	2,000,000	2,201,188
Other Securities				7,165,000	7,597,183

					9,798,371

TOTAL LONG-TERM DEBT SECURITIES (Cost: $400,922,884) 99.3%					413,299,098

TEMPORARY CASH INVESTMENTS (2) (Cost: $11,100) 0.0% (3)					11,100

TOTAL INVESTMENTS (Cost: $400,933,984) 99.3%					413,310,198

OTHER NET ASSETS 0.7%					2,923,712

NET ASSETS 100.0%					$416,233,910

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (9.8%)
U.S. Treasury Note	AA+	2.25	03/31/21	$1,500,000	$1,516,172
U.S. Treasury Strip	AA+	0.00	08/15/16 - 08/15/29	123,500,000	85,511,459

					87,027,631

U.S. GOVERNMENT AGENCIES (29.6%)
MORTGAGE-BACKED OBLIGATIONS (26.6%)
FHARM	AA+	2.37 - 5.77	02/01/36 - 04/01/42	2,440,775	2,570,652
FHLMC	AA+	2.50 - 6.00	03/01/21 - 04/01/43	56,672,098	59,332,025
FHLMC Strip	AA+	3.00	01/15/43	2,772,921	2,754,985
FNMA	AA+	2.25 - 8.00	09/01/16 - 12/25/49	115,551,447	123,070,330
FNMA Strip	AA+	3.00	08/25/42	2,263,997	2,264,209
GNMA (4)	AA+	2.68 - 7.00	04/15/24 - 10/16/47	41,249,585	44,102,689
GNMA TBA (4)	AA+	4.50	02/20/20	1,286,546	1,347,489
Other Securities				1,463,159	1,637,011

					237,079,390

NON-MORTGAGE-BACKED OBLIGATIONS (3.0%)
FHLMC	AA+	0.00	11/29/19	10,728,000	9,396,484
FNMA	AA+	0.00	10/09/19	20,000,000	17,575,315

					26,971,799

CORPORATE DEBT (58.9%)
CONSUMER DISCRETIONARY (9.1%)
Advance Auto Parts, Inc.	BBB-	4.50 - 5.75	05/01/20 - 01/15/22	4,000,000	4,507,751
Expedia, Inc.	BBB-	5.95	08/15/20	4,000,000	4,525,832
Family Dollar Stores, Inc.	BBB-	5.00	02/01/21	4,000,000	4,292,336
Marriott International, Inc.	BBB	3.00 - 3.38	03/01/19 - 10/15/20	4,000,000	4,144,366
Omnicom Group, Inc.	BBB+	3.63 - 4.45	08/15/20 - 05/01/22	4,000,000	4,300,070
Tupperware Brands Corp.	BBB-	4.75	06/01/21	4,000,000	4,317,908
Wynn Las Vegas LLC	BBB-	5.38	03/15/22	4,000,000	4,165,000
Other Securities				49,650,000	50,975,624

					81,228,887

CONSUMER STAPLES (3.1%)
Other Securities				26,569,000	27,789,562

ENERGY (4.8%)
EQT Corp.	BBB	4.88	11/15/21	4,000,000	4,371,652
Rowan Companies PLC	BBB-	4.88	06/01/22	4,000,000	4,284,632
SESI LLC	BBB-	7.13	12/15/21	3,900,000	4,397,250
Other Securities				28,276,000	30,032,786

					43,086,320

FINANCIALS (15.9%)
Alleghany Corp.	BBB	4.95 - 5.63	09/15/20 - 06/27/22	4,000,000	4,493,295
American Tower Corp.	BBB-	4.50	01/15/18	4,000,000	4,358,368
Barrick N.A. Finance LLC	BBB	4.40	05/30/21	4,000,000	4,185,096
Berkley (W.R.) Corp.	BBB+	4.63 - 7.38	09/15/19 - 03/15/22	4,000,000	4,587,920
Block Financial LLC	BBB	5.13 - 5.50	10/30/14 - 11/01/22	4,000,000	4,226,851
Boston Properties LP	A-	3.70 - 3.85	11/15/18 - 02/01/23	4,000,000	4,161,239
Capital One Financial Corp.	BBB	4.75	07/15/21	4,000,000	4,449,968
Health Care REIT, Inc.	BBB	3.63 - 6.13	03/15/16 - 03/15/23	4,000,000	4,442,571
Hospitality Properties Trust	BBB-	5.00	08/15/22	4,000,000	4,231,692
Moody’s Corp.	BBB+	4.50	09/01/22	4,000,000	4,193,648
Reinsurance Grp. of America, Inc.	A-	4.70 - 5.00	06/01/21 - 09/15/23	4,000,000	4,381,271
Retail Properties, Inc.†	A	7.88	03/15/16	5,000,000	5,576,610
Other Securities				82,726,000	88,354,390

					141,642,919

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2014 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
HEALTH CARE (5.5%)
Agilent Technologies, Inc.	BBB+	5.00	07/15/20	$4,000,000	$4,390,092
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	4,000,000	4,235,640
Hospira, Inc.	BBB-	6.05	03/30/17	4,000,000	4,412,860
Laboratory Corp. of America	BBB+	3.75 - 5.63	12/15/15 - 08/23/22	4,000,000	4,174,198
PerkinElmer, Inc.	BBB	5.00	11/15/21	4,000,000	4,323,788
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	4,000,000	4,327,144
Thermo Fisher Scientific, Inc.	BBB	3.60 - 4.50	03/01/21 - 08/15/21	4,000,000	4,330,494
Other Securities				17,000,000	18,933,151

					49,127,367

INDUSTRIALS (4.7%)
Dun & Bradstreet Corp.	BBB-	3.25 - 4.38	12/01/17 - 12/01/22	4,000,000	4,132,000
Harsco Corp.	BB+	5.75	05/15/18	4,000,000	4,330,000
L-3 Communications Corp.	BBB-	4.75 - 5.20	10/15/19 - 07/15/20	4,000,000	4,411,172
Other Securities				27,650,000	28,603,101

					41,476,273

INFORMATION TECHNOLOGY (5.2%)
Adobe Systems, Inc.	A-	4.75	02/01/20	4,000,000	4,449,264
Arrow Electronics, Inc.	BBB-	4.50 - 6.88	06/01/18 - 03/21/23	4,000,000	4,506,967
Fiserv, Inc.	BBB	4.63 - 4.75	10/01/20 - 06/15/21	3,800,000	4,140,254
Ingram Micro, Inc.	BBB-	5.00 - 5.25	09/01/17 - 08/10/22	4,000,000	4,306,860
Lexmark International, Inc.	BBB-	6.65	06/01/18	4,000,000	4,537,668
Symantec Corp.	BBB	4.20	09/15/20	4,000,000	4,150,288
Tech Data Corp.	BBB-	3.75	09/21/17	4,000,000	4,190,948
Western Union Co.	BBB	5.93	10/01/16	4,000,000	4,390,788
Other Securities				11,370,000	11,511,789

					46,184,826

MATERIALS (6.5%)
Alcoa, Inc.	BBB-	6.75	07/15/18	4,000,000	4,595,736
Kinross Gold Corp.	BBB-	5.13	09/01/21	4,000,000	4,143,200
Methanex Corp.	BBB-	3.25 - 5.25	12/15/19 - 03/01/22	4,000,000	4,144,503
Packaging Corp. of America	BBB	3.90 - 4.50	06/15/22 - 11/01/23	4,000,000	4,196,328
Other Securities				39,850,000	40,883,641

					57,963,408

TELECOMMUNICATION SERVICES (0.9%)
Other Securities				8,000,000	8,224,588

UTILITIES (3.2%)
Entergy Corp.	BBB-	4.70 - 5.13	01/15/17 - 09/15/20	4,000,000	4,393,102
SCANA Corp.	BBB	4.13	02/01/22	4,000,000	4,182,408
Other Securities				18,725,000	19,710,315

					28,285,825

SOVEREIGN DEBT (0.5%)
Sri Lanka AID	NR	6.59	09/15/28	3,354,760	4,077,871

TOTAL LONG-TERM DEBT SECURITIES (Cost: $850,198,187) 98.8%					880,166,666

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2014 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.8%)
Precision Castparts Corp.†	A-1	0.08	07/14/14	$10,000,000	$9,999,711
San Diego Gas & Electric Co.†	A-1	0.11	07/01/14	6,300,000	6,300,000

					16,299,711

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $16,299,711) 1.8%					16,299,711

TEMPORARY CASH INVESTMENTS (2) (Cost: $350,700) 0.0% (3)					350,700

TOTAL INVESTMENTS (Cost: $866,848,598) 100.6%					896,817,077

OTHER NET ASSETS -0.6%					(5,932,467)

NET ASSETS 100.0%					$890,884,610

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO SUMMARY PORTFOLIOS OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

Abbreviations:	FFCB = Federal Farm Credit Bank
FHARM = Federal Home Adjustable Rate Mortgage
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
NR = Not Rated

“Other Securities” represent securities in the respective category that individually, or in the aggregate by issuer, do not exceed 1% of net assets.

*	Non-income producing security.

**	Ratings as per Standard & Poor’s Corporation (unaudited).

†	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the aggregate values of these securities and their percentages of the respective Funds’ net assets were as follows:

Fund	Aggregate Market Value	Percentage of Net Assets
EQUITY INDEX FUND	$28,349,364	1.8%
ALL AMERICA FUND	$1,000,000	0.3%
SMALL CAP VALUE FUND	$21,499,872	5.6%
SMALL CAP GROWTH FUND	$17,499,650	4.4%
MID CAP VALUE FUND	$599,930	0.7%
MID-CAP EQUITY INDEX FUND	$14,399,950	1.5%
INTERNATIONAL FUND	$2,600,000	1.0%
COMPOSITE FUND	$3,434,388	1.8%
MONEY MARKET FUND	$47,745,714	59.8%
MID-TERM BOND FUND	$6,129,521	1.5%
BOND FUND	$32,879,428	3.7%

(1)	This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts. Information on futures contracts outstanding in the Funds as of June 30, 2014, was as follows:

Fund	Number of Contracts	Contract Type	Purchased (P) or Sold (S)	Expiration Date	Underlying Face Amount at Value(a)	Unrealized Gain(Loss)	Face Value of Futures as a % of Total Investments
EQUITY INDEX FUND	433	E-mini S&P 500 Stock Index	P	September 2014	$42,269,460	$570,644	2.7%
ALL AMERICA FUND	15	E-mini S&P 500 Stock Index	P	September 2014	$1,464,300	$14,225	0.5%
MID-CAP EQUITY INDEX FUND	220	E-mini S&P MidCap 400 Stock Index	P	September 2014	$31,444,600	$487,430	3.3%

(a)	Includes the cumulative appreciation(depreciation) of futures contracts, which is included in Net Unrealized Appreciation (Depreciation) of Investments and Futures Contracts in the Components of Net Assets section of the Statements of Assets and Liabilities. The Receivable or Payable for Daily Variation on Futures Contracts in the Statements of Assets and Liabilities only includes the current day’s variation margin payable or receivable.

(2)	The fund has an arrangement with its custodian bank, JP Morgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund’s name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at June 30, 2014 was 0.15%.

(3)	Percentage is less than 0.05%.

(4)	U.S. Government guaranteed security.

(This page has been left blank intentionally.)

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2014 (Unaudited)

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund	Mid-Cap Equity Index Fund
ASSETS:
Investments at fair value
(Cost: Equity Index Fund — $975,082,717

All America Fund — $225,002,541

Small Cap Value Fund — $292,739,364

Small Cap Growth Fund — $314,491,646

Mid Cap Value Fund — $69,088,326

Mid-Cap Equity Index Fund — $658,879,755

International Fund — $233,115,984

Composite Fund — $145,875,413

Retirement Income Fund — $40,513,405

2010 Retirement Fund — $21,923,453

2015 Retirement Fund — $119,906,991

2020 Retirement Fund — $230,385,548

2025 Retirement Fund — $227,437,172)

(Notes 1 and 3)	$1,590,472,800	$320,795,773	$384,335,638	$401,606,216	$86,079,320	$951,184,233
Cash	28	1,535,345	431,492	414,699	1,352,553	84
Interest and dividends receivable	1,640,470	287,832	256,642	102,127	118,662	742,111
Receivable for securities sold	75,783	197,599	2,171,602	—	2,167,111	12,989,410
Receivable for daily variation margin on future contracts	80,317	2,127	—	—	—	212,413

TOTAL ASSETS	1,592,269,398	322,818,676	387,195,374	402,123,042	89,717,646	965,128,251

LIABILITIES:
Payable for securities purchased	1,339,216	723,626	2,224,633	—	2,060,281	4,378,991
Accrued expenses	24,183	13,625	18,544	28,471	4,603	13,779

TOTAL LIABILITIES	1,363,399	737,251	2,243,177	28,471	2,064,884	4,392,770

NET ASSETS	$1,590,905,999	$322,081,425	$384,952,197	$402,094,571	$87,652,762	$960,735,481

NUMBER OF SHARES OUTSTANDING (Note 4)	481,574,574	127,926,925	215,813,144	251,450,599	52,463,108	429,819,942

NET ASSET VALUES, offering and redemption price per share	$3.30	$2.52	$1.78	$1.60	$1.67	$2.24

COMPONENTS OF NET ASSETS:
Paid-in capital	$882,153,885	$193,992,433	$232,981,860	$249,586,342	$59,596,506	$579,917,477
Accumulated undistributed net investment income (loss)	38,017,759	6,074,221	7,335,284	493,662	1,051,852	14,713,833
Accumulated undistributed net realized gain (loss) on investments and futures contracts	54,773,628	26,207,314	53,038,779	64,899,997	10,013,410	73,312,263
Net unrealized appreciation (depreciation) of investments and futures contracts	615,960,727	95,807,457	91,596,274	87,114,570	16,990,994	292,791,908

NET ASSETS	$1,590,905,999	$322,081,425	$384,952,197	$402,094,571	$87,652,762	$960,735,481

The accompanying notes are an integral part of these financial statements.

International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund

$265,668,272	$189,662,998	$44,080,559	$25,008,239	$142,360,488	$278,589,082	$287,902,149
2,124,947	150	—	—	—	—	—
2,619,460	571,996	—	—	—	—	—
—	7,001	—	—	—	—	—
—	—	—	—	—	—	—

270,412,679	190,242,145	44,080,559	25,008,239	142,360,488	278,589,082	287,902,149

2,999,773	306,021	—	—	—	—	—
3,401	8,075	284	166	1,718	1,768	1,845

3,003,174	314,096	284	166	1,718	1,768	1,845

$267,409,505	$189,928,049	$44,080,275	$25,008,073	$142,358,770	$278,587,314	$287,900,304

306,592,202	96,144,214	37,262,482	22,412,001	122,884,803	233,354,222	233,865,364

$0.87	$1.98	$1.18	$1.12	$1.16	$1.19	$1.23

$226,265,142	$141,811,856	$38,287,728	$19,866,047	$108,533,206	$214,461,692	$215,429,477
9,365,847	5,561,919	735,983	472,676	2,581,716	3,788,738	3,392,465

(773,772)	(1,233,311)	1,489,410	1,584,564	8,790,351	12,133,350	8,613,385

32,552,288	43,787,585	3,567,154	3,084,786	22,453,497	48,203,534	60,464,977

$267,409,505	$189,928,049	$44,080,275	$25,008,073	$142,358,770	$278,587,314	$287,900,304

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

June 30, 2014 (Unaudited)

	2030 Retirement Fund	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund
ASSETS:
Investments at fair value
(Cost: 2030 Retirement Fund — $184,360,252

2035 Retirement Fund — $149,410,147

2040 Retirement Fund — $121,492,755

2045 Retirement Fund — $153,389,256

2050 Retirement Fund — $27,774,228

Conservative Allocation Fund — $96,183,851

Moderate Allocation Fund — $239,660,643

Aggressive Allocation Fund — $181,022,440

Money Market Fund — $79,886,114

Mid-Term Bond Fund — $400,933,984

Bond Fund — $866,848,598)

(Notes 1 and 3)	$240,082,467	$198,604,944	$165,879,032	$210,672,377	$31,482,175
Cash	—	—	—	—	—
Interest and dividends receivable	—	—	—	—	—
Receivable for securities sold	—	—	—	—	—
Receivable for daily variation margin on future contracts	—	—	—	—	—

TOTAL ASSETS	240,082,467	198,604,944	165,879,032	210,672,377	31,482,175

LIABILITIES:
Payable for securities purchased	—	—	—	—	—
Accrued expenses	1,510	1,240	1,047	1,287	158

TOTAL LIABILITIES	1,510	1,240	1,047	1,287	158

NET ASSETS	$240,080,957	$198,603,704	$165,877,985	$210,671,090	$31,482,017

NUMBER OF SHARES OUTSTANDING (Note 4)	189,968,042	156,846,722	130,678,396	165,978,913	22,871,535

NET ASSET VALUES, offering and redemption price per share	$1.26	$1.27	$1.27	$1.27	$1.38

COMPONENTS OF NET ASSETS:
Paid-in capital	$174,778,322	$142,715,173	$115,815,594	$147,157,514	$27,571,804
Accumulated undistributed net investment income (loss)	2,707,898	2,016,232	1,671,240	2,070,071	42,180
Accumulated undistributed net realized gain (loss) on investments and futures contracts	6,872,522	4,677,502	4,004,874	4,160,384	160,086
Net unrealized appreciation (depreciation) of investments and futures contracts	55,722,215	49,194,797	44,386,277	57,283,121	3,707,947

NET ASSETS	$240,080,957	$198,603,704	$165,877,985	$210,671,090	$31,482,017

The accompanying notes are an integral part of these financial statements.

Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund

$106,930,979	$303,425,412	$251,232,532	$79,885,732	$413,310,198	$896,817,077
—	—	—	36	80	37
—	—	—	—	2,941,283	6,787,823
—	—	—	—	—	44,334
—	—	—	—	—	—

106,930,979	303,425,412	251,232,532	79,885,768	416,251,561	903,649,271

—	—	—	—	—	12,739,380
—	—	—	1,882	17,651	25,281

—	—	—	1,882	17,651	12,764,661

$106,930,979	$303,425,412	$251,232,532	$79,883,886	$416,233,910	$890,884,610

83,527,771	197,622,560	140,158,814	66,684,132	383,525,442	603,832,173

$1.28	$1.54	$1.79	$1.20	$1.09	$1.48

$89,595,132	$225,865,100	$167,397,135	$79,933,692	$385,052,576	$818,542,715
2,273,588	5,452,659	3,819,966	(49,952)	16,303,288	41,008,116

4,315,131	8,342,884	9,805,339	528	2,501,832	1,365,300

10,747,128	63,764,769	70,210,092	(382)	12,376,214	29,968,479

$106,930,979	$303,425,412	$251,232,532	$79,883,886	$416,233,910	$890,884,610

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2014 (Unaudited)

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
INVESTMENT INCOME AND EXPENSES:
INCOME:
Dividends	$15,379,838	$2,791,586	$3,102,895	$1,354,653	$668,777
Interest	21,001	2,847	6,313	4,436	1,424

Total income	15,400,839	2,794,433	3,109,208	1,359,089	670,201

EXPENSES:
Investment advisory fees (Note 2)	573,148	618,420	1,379,090	1,517,594	206,701
Accounting and recordkeeping expenses	203,270	25,495	33,079	49,098	9,208
Shareholders reports	67,199	8,428	10,936	16,232	3,044
Custodian expenses	24,229	36,180	7,308	13,704	3,488
Independent directors’ fees and expenses	23,436	14,539	15,730	20,477	2,927
Audit	39,958	5,012	6,502	9,652	1,811
Legal and Compliance	95,886	12,026	15,604	23,161	4,343
Administrative	178,683	22,411	29,078	43,160	8,094
Licenses	65,144	8,170	10,601	15,735	2,951
Other	22,762	2,855	3,704	5,498	1,031

Total expenses	1,293,715	753,536	1,511,632	1,714,311	243,598

Net Investment Income (Loss)	14,107,124	2,040,897	1,597,576	(355,222)	426,603

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (Note 1):
Net realized gain (loss) on:
Investment securities	40,708,424	10,971,916	19,779,346	34,588,651	4,658,493
Futures contracts	5,449,767	136,450	—	—	—

	46,158,191	11,108,366	19,779,346	34,588,651	4,658,493

Change in net unrealized appreciation (depreciation) of:
Investment securities	48,403,586	5,129,865	(6,619,604)	(30,625,530)	1,805,670
Futures contracts	(1,224,159)	(159,684)	—	—	—

	47,179,427	4,970,181	(6,619,604)	(30,625,530)	1,805,670

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	93,337,618	16,078,547	13,159,742	3,963,121	6,464,163

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$107,444,742	$18,119,444	$14,757,318	$3,607,899	$6,890,766

(a)	The Retirement Funds incur no operating expenses other than those included in each of the underlying funds in which they invest. The Allocation Funds incur no advisory or operating expenses other than those included in each of the underlying funds in which they invest.

The accompanying notes are an integral part of these financial statements.

Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund		2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund		2025 Retirement Fund

$6,479,676	$5,667,635	$967,730	$—		$—		$—		$—		$—
11,675	484	1,397,267	—		—		—		—		—

6,491,351	5,668,119	2,364,997	—		—		—		—		—

333,959	75,586	366,821	10,256	(a)	6,034	(a)	34,371	(a)	64,793	(a)	66,645	(a)
124,046	24,400	16,340	—		—		—		—		—
41,009	8,066	5,402	—		—		—		—		—
22,644	1,312	8,827	—		—		—		—		—
24,400	7,758	15,787	—		—		—		—		—
24,384	4,796	3,212	—		—		—		—		—
58,515	11,510	7,708	—		—		—		—		—
109,042	21,449	14,364	—		—		—		—		—
39,754	7,820	5,237	—		—		—		—		—
13,891	2,732	1,830	—		—		—		—		—

791,644	165,429	445,528	10,256		6,034		34,371		64,793		66,645

5,699,707	5,502,690	1,919,469	(10,256)		(6,034)		(34,371)		(64,793)		(66,645)

31,277,893	37,304	3,247,947	721,250		954,077		5,995,695		10,093,001		6,883,830
2,480,691	—	—	—		—		—		—		—

33,758,584	37,304	3,247,947	721,250		954,077		5,995,695		10,093,001		6,883,830

28,112,276	3,931,644	4,997,970	1,143,701		235,862		1,093,711		4,010,870		8,442,662
(527,430)	—	—	—		—		—		—		—

27,584,846	3,931,644	4,997,970	1,143,701		235,862		1,093,711		4,010,870		8,442,662

61,343,430	3,968,948	8,245,917	1,864,951		1,189,939		7,089,406		14,103,871		15,326,492

$67,043,137	$9,471,638	$10,165,386	$1,854,695		$1,183,905		$7,055,035		$14,039,078		$15,259,847

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF OPERATIONS (Continued)

For the Six Months Ended June 30, 2014 (Unaudited)

	2030 Retirement Fund		2035 Retirement Fund		2040 Retirement Fund		2045 Retirement Fund
INVESTMENT INCOME AND EXPENSES:
INCOME:
Dividends	$—		$—		$—		$—
Interest	—		—		—		—

Total income	—		—		—		—

EXPENSES:
Investment advisory fees (Note 2)	54,814	(a)	45,144	(a)	38,081	(a)	48,294	(a)
Accounting and recordkeeping expenses	—		—		—		—
Shareholders reports	—		—		—		—
Custodian expenses	—		—		—		—
Independent directors’ fees and expenses	—		—		—		—
Audit	—		—		—		—
Legal and Compliance	—		—		—		—
Administrative	—		—		—		—
Licenses	—		—		—		—
Other	—		—		—		—

Total expenses	54,814		45,144		38,081		48,294

Net Investment Income (Loss)	(54,814)		(45,144)		(38,081)		(48,294)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (Note 1):
Net realized gain (loss) on:
Investment securities	5,228,131		3,094,656		2,320,011		2,157,411
Futures contracts	—		—		—		—

	5,228,131		3,094,656		2,320,011		2,157,411

Change in net unrealized appreciation (depreciation) of:
Investment securities	7,889,652		7,776,884		6,578,467		9,002,490
Futures contracts	—		—		—		—

	7,889,652		7,776,884		6,578,467		9,002,490

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	13,117,783		10,871,540		8,898,478		11,159,901

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,062,969		$10,826,396		$8,860,397		$11,111,607

(a)	The Retirement Funds incur no operating expenses other than those included in each of the underlying funds in which they invest. The Allocation Funds incur no advisory or operating expenses other than those included in each of the underlying funds in which they invest.

The accompanying notes are an integral part of these financial statements.

2050 Retirement Fund		Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Money Market Fund	Mid-Term Bond Fund	Bond Fund

$—		$—		$—		$—		$—	$—	$—
—		—		—		—		40,058	6,519,453	16,630,011

—		—		—		—		40,058	6,519,453	16,630,011

6,172	(a)	—	(a)	—	(a)	—	(a)	60,451	791,013	1,596,989
—		—		—		—		4,835	43,022	99,907
—		—		—		—		1,598	14,223	33,028
—		—		—		—		3,097	3,969	12,543
—		—		—		—		10,458	19,405	21,806
—		—		—		—		950	8,457	19,639
—		—		—		—		2,281	20,295	47,127
—		—		—		—		4,250	37,819	87,822
—		—		—		—		1,549	13,788	32,018
—		—		—		—		541	4,818	11,188

6,172		—		—		—		90,010	956,809	1,962,067

(6,172)		—		—		—		(49,952)	5,562,644	14,667,944

92,944		3,044,067		11,823,668		10,551,099		528	410,007	1,451,244
—		—		—		—		—	—	—

92,944		3,044,067		11,823,668		10,551,099		528	410,007	1,451,244

1,474,794		1,820,097		4,500,828		3,447,468		(589)	5,338,167	23,448,215
—		—		—		—		—	—	—

1,474,794		1,820,097		4,500,828		3,447,468		(589)	5,338,167	23,448,215

1,567,738		4,864,164		16,324,496		13,998,567		(61)	5,748,174	24,899,459

$1,561,566		$4,864,164		$16,324,496		$13,998,567		$(50,013)	$11,310,818	$39,567,403

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Index Fund		All America Fund
	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$14,107,124	$24,796,411	$2,040,897	$4,127,686
Net realized gain (loss) on investments and futures contracts	46,158,191	17,442,494	11,108,366	23,746,129
Change in net unrealized appreciation (depreciation) of investments and futures contracts	47,179,427	322,313,391	4,970,181	51,694,473

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	107,444,742	364,552,296	18,119,444	79,568,288

DIVIDEND DISTRIBUTIONS (Note 5)
From net investment income	—	(20,977,297)	—	(4,003,917)
From capital gains	—	(8,578,725)	—	(3,065,838)

Total distributions	—	(29,556,022)	—	(7,069,755)

CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	67,593,972	159,683,235	2,176,699	5,007,367
Dividends reinvested	—	29,556,022	—	7,069,755
Cost of shares redeemed	(140,508,691)	(76,446,620)	(16,498,271)	(22,530,192)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	(72,914,719)	112,792,637	(14,321,572)	(10,453,070)

INCREASE (DECREASE) IN NET ASSETS	34,530,023	447,788,911	3,797,872	62,045,463
NET ASSETS, BEGINNING OF PERIOD	1,556,375,976	1,108,587,065	318,283,553	256,238,090

NET ASSETS, END OF PERIOD	$1,590,905,999	$1,556,375,976	$322,081,425	$318,283,553

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$38,017,759	$23,910,635	$6,074,221	$4,033,324

OTHER INFORMATION:
Shares outstanding at the beginning of period	504,328,472	462,559,004	133,925,766	138,745,627

Shares sold	21,568,352	58,203,198	902,561	2,344,108
Shares issued as reinvestment of dividends	—	11,796,332	—	3,671,799
Shares redeemed	(44,322,250)	(28,230,062)	(6,901,402)	(10,835,768)

Net increase (decrease)	(22,753,898)	41,769,468	(5,998,841)	(4,819,861)

Shares outstanding at the end of period	481,574,574	504,328,472	127,926,925	133,925,766

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund		Small Cap Growth Fund		Mid Cap Value Fund		Mid-Cap Equity Index Fund
For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013

$1,597,576	$5,694,956	$(355,222)	$653,526	$426,603	$704,947	$5,699,707	$9,634,049
19,779,346	40,992,938	34,588,651	32,714,069	4,658,493	5,394,597	33,758,584	39,677,548

(6,619,604)	39,223,763	(30,625,530)	82,760,899	1,805,670	9,400,634	27,584,846	165,544,148

14,757,318	85,911,657	3,607,899	116,128,494	6,890,766	15,500,178	67,043,137	214,855,745

—	(5,227,376)	—	—	—	(653,251)	—	(7,797,143)
—	—	—	(24,171,500)	—	(1,089,797)	—	(21,498,456)

—	(5,227,376)	—	(24,171,500)	—	(1,743,048)	—	(29,295,599)

8,734,527	24,720,788	12,542,736	51,084,056	10,547,623	9,704,615	40,155,819	121,145,845
—	5,227,376	—	24,171,500	—	1,743,048	—	29,295,599
(20,261,616)	(19,245,410)	(37,557,684)	(15,890,718)	(2,116,937)	(6,088,653)	(48,143,905)	(44,286,628)

(11,527,089)	10,702,754	(25,014,948)	59,364,838	8,430,686	5,359,010	(7,988,086)	106,154,816

3,230,229	91,387,035	(21,407,049)	151,321,832	15,321,452	19,116,140	59,055,051	291,714,962
381,721,968	290,334,933	423,501,620	272,179,788	72,331,310	53,215,170	901,680,430	609,965,468

$384,952,197	$381,721,968	$402,094,571	$423,501,620	$87,652,762	$72,331,310	$960,735,481	$901,680,430

$7,335,284	$5,737,708	$493,662	$848,884	$1,051,852	$625,249	$14,713,833	$9,014,126

222,484,724	215,294,961	267,803,649	223,008,469	47,238,273	43,126,278	433,467,620	374,064,073

5,124,387	16,224,700	7,948,155	36,539,168	6,590,178	7,158,032	19,015,809	66,122,333
—	3,607,089	—	19,984,726	—	1,324,905	—	17,123,163
(11,795,967)	(12,642,026)	(24,301,205)	(11,728,714)	(1,365,343)	(4,370,942)	(22,663,487)	(23,841,949)

(6,671,580)	7,189,763	(16,353,050)	44,795,180	5,224,835	4,111,995	(3,647,678)	59,403,547

215,813,144	222,484,724	251,450,599	267,803,649	52,463,108	47,238,273	429,819,942	433,467,620

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	International Fund		Composite Fund
	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$5,502,690	$3,863,157	$1,919,469	$3,642,650
Net realized gain (loss) on investments and futures contracts	37,304	873,160	3,247,947	6,129,582
Change in net unrealized appreciation (depreciation) of investments and futures contracts	3,931,644	22,662,434	4,997,970	17,317,342

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,471,638	27,398,751	10,165,386	27,089,574

DIVIDEND DISTRIBUTIONS (Note 5)
From net investment income	—	(2,689,340)	—	(3,658,911)
From capital gains	—	—	—	—

Total distributions	—	(2,689,340)	—	(3,658,911)

CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	89,715,747	37,567,300	1,159,078	7,301,802
Dividends reinvested	—	2,689,340	—	3,658,911
Cost of shares redeemed	(5,942,618)	(5,349,272)	(7,887,607)	(17,497,217)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	83,773,129	34,907,368	(6,728,529)	(6,536,504)

INCREASE (DECREASE) IN NET ASSETS	93,244,767	59,616,779	3,436,857	16,894,159
NET ASSETS, BEGINNING OF PERIOD	174,164,738	114,547,959	186,491,192	169,597,033

NET ASSETS, END OF PERIOD	$267,409,505	$174,164,738	$189,928,049	$186,491,192

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$9,365,847	$3,863,157	$5,561,919	$3,642,450

OTHER INFORMATION:
Shares outstanding at the beginning of period	207,998,511	161,874,441	99,694,061	103,273,971

Shares sold	105,650,663	49,384,258	608,834	4,235,956
Shares issued as reinvestment of dividends	—	3,779,424	—	2,210,581
Shares redeemed	(7,056,972)	(7,039,612)	(4,158,681)	(10,026,447)

Net increase (decrease)	98,593,691	46,124,070	(3,549,847)	(3,579,910)

Shares outstanding at the end of period	306,592,202	207,998,511	96,144,214	99,694,061

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund		2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund
For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013

$(10,256)	$739,216	$(6,034)	$469,648	$(34,371)	$2,574,890	$(64,793)	$3,796,910
721,250	783,514	954,077	765,458	5,995,695	4,401,927	10,093,001	3,957,641

1,143,701	908,214	235,862	1,281,915	1,093,711	10,108,781	4,010,870	25,619,204

1,854,695	2,430,944	1,183,905	2,517,021	7,055,035	17,085,598	14,039,078	33,373,755

—	(254)	—	(204)	—	(9,916)	—	(24,228)
—	(547,127)	—	(1,051,750)	—	(4,960,216)	—	(4,201,941)

—	(547,381)	—	(1,051,954)	—	(4,970,132)	—	(4,226,169)

5,632,161	15,273,014	1,687,327	5,072,886	6,697,731	26,771,976	21,449,098	59,532,752
—	547,381	—	1,051,954	—	4,970,132	—	4,226,169
(2,978,430)	(9,375,356)	(1,905,819)	(4,999,882)	(9,318,827)	(18,269,988)	(8,192,922)	(10,645,048)

2,653,731	6,445,039	(218,492)	1,124,958	(2,621,096)	13,472,120	13,256,176	53,113,873

4,508,426	8,328,602	965,413	2,590,025	4,433,939	25,587,586	27,295,254	82,261,459
39,571,849	31,243,247	24,042,660	21,452,635	137,924,831	112,337,245	251,292,060	169,030,601

$44,080,275	$39,571,849	$25,008,073	$24,042,660	$142,358,770	$137,924,831	$278,587,314	$251,292,060

$735,983	$746,239	$472,676	$478,710	$2,581,716	$2,616,087	$3,788,738	$3,853,531

34,961,828	29,130,938	22,616,328	21,461,692	125,288,707	112,209,986	221,831,608	171,582,429

4,892,261	13,899,924	1,564,032	5,006,116	5,985,268	25,717,519	18,583,260	56,112,570
—	510,728	—	1,076,851	—	5,015,085	—	4,222,059
(2,591,607)	(8,579,762)	(1,768,359)	(4,928,331)	(8,389,172)	(17,653,883)	(7,060,646)	(10,085,450)

2,300,654	5,830,890	(204,327)	1,154,636	(2,403,904)	13,078,721	11,522,614	50,249,179

37,262,482	34,961,828	22,412,001	22,616,328	122,884,803	125,288,707	233,354,222	221,831,608

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	2025 Retirement Fund		2030 Retirement Fund
	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$(66,645)	$3,390,507	$(54,814)	$2,701,397
Net realized gain (loss) on investments and futures contracts	6,883,830	2,996,791	5,228,131	2,768,638
Change in net unrealized appreciation (depreciation) of investments and futures contracts	8,442,662	32,529,428	7,889,652	30,294,793

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,259,847	38,916,726	13,062,969	35,764,828

DIVIDEND DISTRIBUTIONS (Note 5)
From net investment income	—	(31,347)	—	(31,859)
From capital gains	—	(4,031,923)	—	(2,922,114)

Total distributions	—	(4,063,270)	—	(2,953,973)

CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	21,781,323	61,903,930	19,833,263	47,399,486
Dividends reinvested	—	4,063,270	—	2,953,973
Cost of shares redeemed	(5,885,595)	(5,846,734)	(4,575,133)	(4,677,246)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	15,895,728	60,120,466	15,258,130	45,676,213

INCREASE (DECREASE) IN NET ASSETS	31,155,575	94,973,922	28,321,099	78,487,068
NET ASSETS, BEGINNING OF PERIOD	256,744,729	161,770,807	211,759,858	133,272,790

NET ASSETS, END OF PERIOD	$287,900,304	$256,744,729	$240,080,957	$211,759,858

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$3,392,465	$3,459,110	$2,707,898	$2,762,712

OTHER INFORMATION:
Shares outstanding at the beginning of period	220,409,889	164,296,317	177,408,455	135,356,937

Shares sold	18,437,257	57,548,135	16,381,634	43,450,256
Shares issued as reinvestment of dividends	—	4,027,315	—	2,900,142
Shares redeemed	(4,981,782)	(5,461,878)	(3,822,047)	(4,298,880)

Net increase (decrease)	13,455,475	56,113,572	12,559,587	42,051,518

Shares outstanding at the end of period	233,865,364	220,409,889	189,968,042	177,408,455

The accompanying notes are an integral part of these financial statements.

2035 Retirement Fund		2040 Retirement Fund		2045 Retirement Fund		2050 Retirement Fund
For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013

$(45,144)	$2,007,101	$(38,081)	$1,662,062	$(48,294)	$2,071,835	$(6,172)	$50,301
3,094,656	2,389,225	2,320,011	2,259,283	2,157,411	2,648,744	92,944	72,749

7,776,884	26,811,191	6,578,467	24,530,317	9,002,490	31,984,678	1,474,794	2,195,981

10,826,396	31,207,517	8,860,397	28,451,662	11,111,607	36,705,257	1,561,566	2,319,031

—	(30,023)	—	(34,163)	—	(48,673)	—	(4,198)
—	(2,220,980)	—	(1,747,797)	—	(1,994,464)	—	(3,650)

—	(2,251,003)	—	(1,781,960)	—	(2,043,137)	—	(7,848)

18,382,503	38,583,673	11,568,891	28,828,922	15,803,191	33,663,673	9,941,259	16,278,216
—	2,251,003	—	1,781,960	—	2,043,137	—	7,848
(3,170,743)	(3,924,493)	(2,597,082)	(3,226,053)	(2,382,525)	(2,548,103)	(311,133)	(424,104)

15,211,760	36,910,183	8,971,809	27,384,829	13,420,666	33,158,707	9,630,126	15,861,960

26,038,156	65,866,697	17,832,206	54,054,531	24,532,273	67,820,827	11,191,692	18,173,143
172,565,548	106,698,851	148,045,779	93,991,248	186,138,817	118,317,990	20,290,325	2,117,182

$198,603,704	$172,565,548	$165,877,985	$148,045,779	$210,671,090	$186,138,817	$31,482,017	$20,290,325

$2,016,232	$2,061,376	$1,671,240	$1,709,321	$2,070,071	$2,118,365	$42,180	$48,352

144,301,756	110,190,376	123,313,696	97,860,427	154,880,979	123,735,275	15,556,794	2,079,203

15,189,897	35,487,449	9,531,129	26,618,511	13,078,161	31,405,135	7,551,963	13,822,593
—	2,232,830	—	1,771,801	—	2,035,082	—	6,540
(2,644,931)	(3,608,899)	(2,166,429)	(2,937,043)	(1,980,227)	(2,294,513)	(237,222)	(351,542)

12,544,966	34,111,380	7,364,700	25,453,269	11,097,934	31,145,704	7,314,741	13,477,591

156,846,722	144,301,756	130,678,396	123,313,696	165,978,913	154,880,979	22,871,535	15,556,794

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Conservative Allocation Fund		Moderate Allocation Fund
	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$—	$2,266,292	$—	$5,317,790
Net realized gain (loss) on investments and futures contracts	3,044,067	1,877,526	11,823,668	4,245,263
Change in net unrealized appreciation (depreciation) of investments and futures contracts	1,820,097	2,361,443	4,500,828	27,206,974

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,864,164	6,505,261	16,324,496	36,770,027

DIVIDEND DISTRIBUTIONS (Note 5)
From net investment income	—	(35,676)	—	(55,911)
From capital gains	—	(1,126,105)	—	(2,676,791)

Total distributions	—	(1,161,781)	—	(2,732,702)

CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	9,153,456	16,631,463	12,570,994	34,473,634
Dividends reinvested	—	1,161,781	—	2,732,702
Cost of shares redeemed	(4,678,758)	(11,904,513)	(6,867,251)	(15,051,678)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	4,474,698	5,888,731	5,703,743	22,154,658

INCREASE (DECREASE) IN NET ASSETS	9,338,862	11,232,211	22,028,239	56,191,983
NET ASSETS, BEGINNING OF PERIOD	97,592,117	86,359,906	281,397,173	225,205,190

NET ASSETS, END OF PERIOD	$106,930,979	$97,592,117	$303,425,412	$281,397,173

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$2,273,588	$2,273,588	$5,452,659	$5,452,659

OTHER INFORMATION:
Shares outstanding at the beginning of period	79,934,785	74,926,086	193,762,078	177,299,750

Shares sold	7,354,143	14,084,437	8,520,236	25,407,537
Shares issued as reinvestment of dividends	—	1,005,801	—	2,096,356
Shares redeemed	(3,761,157)	(10,081,539)	(4,659,754)	(11,041,565)

Net increase (decrease)	3,592,986	5,008,699	3,860,482	16,462,328

Shares outstanding at the end of period	83,527,771	79,934,785	197,622,560	193,762,078

The accompanying notes are an integral part of these financial statements.

Aggressive Allocation Fund		Money Market Fund		Mid-Term Bond Fund		Bond Fund
For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013

$—	$3,709,761	$(49,952)	$(137,712)	$5,562,644	$10,740,646	$14,667,944	$26,340,172
10,551,099	4,145,765	528	852	410,007	2,091,825	1,451,244	(85,944)

3,447,468	37,830,898	(589)	(176)	5,338,167	(15,016,254)	23,448,215	(34,036,246)

13,998,567	45,686,424	(50,013)	(137,036)	11,310,818	(2,183,783)	39,567,403	(7,782,018)

—	(56,754)	—	—	—	(10,236,774)	—	(23,755,259)
—	(2,318,315)	—	—	—	(830,806)	—	(1,270,568)

—	(2,375,069)	—	—	—	(11,067,580)	—	(25,025,827)

7,880,554	16,579,124	3,338,680	12,509,651	42,083,026	50,891,428	79,031,587	145,960,331
—	2,375,069	—	—	—	11,067,580	—	25,025,827
(7,070,748)	(12,758,545)	(7,391,714)	(18,318,388)	(29,298,384)	(43,885,429)	(31,598,928)	(87,040,137)

809,806	6,195,648	(4,053,034)	(5,808,737)	12,784,642	18,073,579	47,432,659	83,946,021

14,808,373	49,507,003	(4,103,047)	(5,945,773)	24,095,460	4,822,216	87,000,062	51,138,176
236,424,159	186,917,156	83,986,933	89,932,706	392,138,450	387,316,234	803,884,548	752,746,372

$251,232,532	$236,424,159	$79,883,886	$83,986,933	$416,233,910	$392,138,450	$890,884,610	$803,884,548

$3,819,966	$3,819,966	$(49,952)	$—	$16,303,288	$10,740,644	$41,008,116	$26,340,172

139,705,582	135,535,587	70,066,197	74,907,971	371,707,177	354,712,016	571,329,146	512,445,634

4,594,491	10,765,976	2,785,991	10,427,772	39,118,604	48,005,664	54,386,729	102,834,458
—	1,643,346	—	—	—	10,449,216	—	17,680,249
(4,141,259)	(8,239,327)	(6,168,056)	(15,269,546)	(27,300,339)	(41,459,719)	(21,883,702)	(61,631,195)

453,232	4,169,995	(3,382,065)	(4,841,774)	11,818,265	16,995,161	32,503,027	58,883,512

140,158,814	139,705,582	66,684,132	70,066,197	383,525,442	371,707,177	603,832,173	571,329,146

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS

Income from investment operations and distributions per share for a Fund share outstanding throughout the six months ended June 30, 2014 and the five years ended December 31, 2013 (or since the Fund’s inception date if in existence less than five years) and other supplementary data with respect to each Fund are presented below and in the pages following:

	Equity Index Fund
	Six Months Ended June 30, 2014 (Unaudited)		Years Ended December 31,
			2013	2012		2011	2010	2009
Net Asset Value, Beginning of Period	$3.09		$2.40	$2.07		$2.07	$1.84	$1.48

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	0.03		0.05	0.05		0.04	0.03	0.03
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.18		0.70	0.28		— (f)	0.23	0.36

Total From Investment Operations	0.21		0.75	0.33		0.04	0.26	0.39

Less: Dividend Distributions:
From Net Investment Income	—		(0.04)	—	(f)	(0.04)	(0.03)	(0.03)
From Capital Gains	—		(0.02)	—		—	—	—
From Return of Capital	—		—	—		—	—	—

Total Distributions	—		(0.06)	—		(0.04)	(0.03)	(0.03)

Net Asset Value, End of Period	$3.30		$3.09	$2.40		$2.07	$2.07	$1.84

Total Return (%)	7.04	(b)	32.02	15.94		1.88	14.68	26.13
Net Assets, End of Period ($ millions)	1,591		1,556	1,109		929	905	768
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.82	(c)	1.87	2.03		1.81	1.76	1.98
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.17	(c)	0.19	0.22		0.23	0.25	0.26
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.17	(c)	0.19	0.22		0.23	0.25	0.26
Portfolio Turnover Rate (%)(a)	3.92	(b)	3.90	6.45		5.26	4.50	4.29

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	Amount is less than $0.005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

All America Fund							Small Cap Value Fund
Six Months Ended June 30, 2014 (Unaudited)		Years Ended December 31,					Six Months Ended June 30, 2014 (Unaudited)		Years Ended December 31,
		2013	2012	2011	2010	2009			2013	2012	2011	2010	2009
$2.38		$1.85	$1.61	$1.65	$1.42	$1.15	$1.72		$1.35	$1.17	$1.21	$0.96	$0.75

0.02		0.03	0.03	0.02	0.02	0.02	0.01		0.03	0.02	0.01	0.01	0.01
0.12		0.55	0.21	(0.02)	0.23	0.28	0.05		0.36	0.16	(0.04)	0.25	0.21

0.14		0.58	0.24	—	0.25	0.30	0.06		0.39	0.18	(0.03)	0.26	0.22

—		(0.03)	—	(0.04)	(0.02)	(0.03)	—		(0.02)	—	(0.01)	(0.01)	(0.01)
—		(0.02)	—	—	—	—	—		—	—	—	—	—
—		—	—	—	—	—	—		—	—	—	—	— (f)

—		(0.05)	—	(0.04)	(0.02)	(0.03)	—		(0.02)	—	(0.01)	(0.01)	(0.01)

$2.52		$2.38	$1.85	$1.61	$1.65	$1.42	$1.78		$1.72	$1.35	$1.17	$1.21	$0.96

5.93	(b)	32.13	14.73	0.24	17.78	25.31	3.95	(b)	29.35	15.46	(2.46)	27.72	29.28
322		318	256	250	271	256	385		382	290	260	277	205
1.31	(c)	1.44	1.52	1.24	1.21	1.46	0.86	(c)	1.70	1.67	0.92	0.99	1.30
0.48	(c)	0.51	0.55	0.56	0.57	0.58	0.81	(c)	0.87	0.90	0.90	0.92	0.93
0.48	(c)	0.51	0.55	0.56	0.57	0.58	0.81	(c)	0.87	0.90	0.90	0.92	0.93
8.51	(b)	28.48	17.37	24.67	22.71	35.15	14.87	(b)	41.36	24.71	23.34	35.34	39.03

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	Small Cap Growth Fund
	Six Months Ended June 30, 2014 (Unaudited)		Years Ended December 31,
			2013	2012	2011	2010		2009
Net Asset Value, Beginning of Period	$1.58		$1.22	$1.16	$1.19	$0.89		$0.70

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	—	(f)	— (f)	— (f)	— (f)	—	(f)	—	(f)
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.02		0.47	0.07	(0.03)	0.30		0.19

Total From Investment Operations	0.02		0.47	0.07	(0.03)	0.30		0.19

Less: Dividend Distributions:
From Net Investment Income	—		—	—	—	—		—
From Capital Gains	—		(0.11)	(0.01)	—	—		—
From Return of Capital	—		—	—	—	—		—

Total Distributions	—		(0.11)	(0.01)	—	—		—

Net Asset Value, End of Period	$1.60		$1.58	$1.22	$1.16	$1.19		$0.89

Total Return (%)	1.10	(b)	41.19	5.62	(2.28)	33.27		27.69
Net Assets, End of Period ($ millions)	402		424	272	271	281		194
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.17	)(c)	0.19	(0.08)	(0.31)	(0.26)		(0.26)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.84	(c)	0.86	0.90	0.90	0.92		0.93
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.84	(c)	0.86	0.90	0.90	0.92		0.93
Portfolio Turnover Rate (%)(a)	31.44	(b)	53.36	66.69	59.53	50.73		94.14

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	Amount is less than $0.005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

Mid Cap Value Fund							Mid-Cap Equity Index Fund
Six Months Ended June 30, 2014 (Unaudited)		Years Ended December 31,					Six Months Ended June 30, 2014 (Unaudited)		Years Ended December 31,
		2013	2012	2011	2010	2009			2013	2012	2011	2010	2009
$1.53		$1.23	$1.11	$1.15	$0.98	$0.79	$2.08		$1.63	$1.43	$1.51	$1.24	$0.93

0.01		0.01	0.02	0.01	0.01	0.01	0.01		0.02	0.02	0.02	0.01	0.01
0.13		0.33	0.10	(0.04)	0.17	0.19	0.15		0.51	0.24	(0.05)	0.31	0.32

0.14		0.34	0.12	(0.03)	0.18	0.20	0.16		0.53	0.26	(0.03)	0.32	0.33

—		(0.01)	—	(0.01)	(0.01)	(0.01)	—		(0.02)	—	(0.02)	(0.01)	(0.01)
—		(0.03)	—	—	—	—	—		(0.06)	(0.06)	(0.03)	(0.04)	(0.01)
—		—	—	—	—	— (f)	—		—	—	—	—	—

—		(0.04)	—	(0.01)	(0.01)	(0.01)	—		(0.08)	(0.06)	(0.05)	(0.05)	(0.02)

$1.67		$1.53	$1.23	$1.11	$1.15	$0.98	$2.24		$2.08	$1.63	$1.43	$1.51	$1.24

9.10	(b)	27.78	11.01	(2.12)	18.94	25.22	7.44	(b)	33.21	17.80	(1.99)	26.28	36.69
88		72	53	51	55	42	961		902	610	505	494	377
1.13	(c)	1.08	1.36	1.19	1.25	1.57	1.50	(c)	1.25	1.50	1.14	1.16	1.41
0.64	(c)	0.66	0.70	0.70	0.72	0.73	0.17	(c)	0.19	0.22	0.23	0.25	0.26
0.64	(c)	0.66	0.70	0.70	0.72	0.73	0.17	(c)	0.19	0.22	0.23	0.25	0.26
26.63	(b)	36.42	29.05	12.99	29.88	20.16	9.65	(b)	13.30	12.98	15.98	13.29	15.41

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	International Fund
	Six Months Ended June 30, 2014 (Unaudited)		Years Ended December 31,
			2013	2012		2011	2010	2009
Net Asset Value, Beginning of Period	$0.84		$0.71	$0.60		$0.71	$0.67	$0.55

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	0.01		0.02	0.02		0.02	0.02	0.01
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.02		0.13	0.09		(0.11)	0.04	0.13

Total From Investment Operations	0.03		0.15	0.11		(0.09)	0.06	0.14

Less: Dividend Distributions:
From Net Investment Income	—		(0.02)	—	(f)	(0.02)	(0.02)	(0.01)
From Capital Gains	—		—	—	(f)	— (f)	—	—
From Return of Capital	—		—	—		—	—	(0.01)

Total Distributions	—		(0.02)	—		(0.02)	(0.02)	(0.02)

Net Asset Value, End of Period	$0.87		$0.84	$0.71		$0.60	$0.71	$0.67

Total Return (%)	4.15	(b)	21.00	18.24		(12.60)	8.32	25.22
Net Assets, End of Period ($ millions)	267		174	115		69	61	33
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	5.45	(c)	2.76	3.20		3.24	3.48	3.45
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.16	(c)	0.18	0.21		0.23	0.24	0.25
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.16	(c)	0.18	0.21		0.23	0.24	0.25
Portfolio Turnover Rate (%)(a)	0.69	(b)	10.22	0.28		1.44	9.17	4.95

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	Amount is less than $0.005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

Composite Fund								Retirement Income Fund
Six Months Ended June 30, 2014 (Unaudited)		Years Ended December 31,						Six Months Ended June 30, 2014 (Unaudited)		Years Ended December 31,
		2013	2012		2011	2010	2009			2013	2012	2011	2010	2009
$1.87		$1.64	$1.47		$1.50	$1.39	$1.20	$1.13		$1.07	$1.05	$1.03	$0.97	$0.83

0.02		0.04	0.04		0.04	0.04	0.04	—	(f)	0.02	— (f)	0.03	0.02	0.03
0.09		0.23	0.13		—	0.11	0.19	0.05		0.06	0.07	0.02	0.07	0.11

0.11		0.27	0.17		0.04	0.15	0.23	0.05		0.08	0.07	0.05	0.09	0.14

—		(0.04)	—	(f)	(0.07)	(0.04)	(0.04)	—		— (f)	(0.03)	(0.03)	(0.02)	—	(f)
—		—	—		—	—	—	—		(0.02)	(0.02)	— (f)	(0.01)	—
—		—	—		—	—	—	—		—	—	—	—	—

—		(0.04)	—		(0.07)	(0.04)	(0.04)	—		(0.02)	(0.05)	(0.03)	(0.03)	—

$1.98		$1.87	$1.64		$1.47	$1.50	$1.39	$1.18		$1.13	$1.07	$1.05	$1.03	$0.97

5.59	(b)	16.37	11.65		2.84	11.02	18.45	4.50	(b)	7.40	7.15	4.72	9.04	16.25
190		186	170		161	167	166	44		40	31	23	18	9
2.08	(c)	2.04	2.17		2.22	2.26	2.74	(0.05	)(c)	2.18	(0.03)	3.03	3.65	4.39
0.48	(c)	0.51	0.55		0.56	0.57	0.58	0.05	(c)	0.05	0.05	0.05	0.05	0.05
0.48	(c)	0.51	0.55		0.56	0.57	0.58	0.05	(c)	0.05	0.05	0.05	0.05	0.05
8.24	(b)	20.98	25.42		22.69	36.00	31.73	8.33	(b)	24.01	18.07	23.77	17.62	35.31

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2010 Retirement Fund
	Six Months Ended June 30, 2014 (Unaudited)		Years Ended December 31,
			2013	2012	2011	2010		2009
Net Asset Value, Beginning of Period	$1.06		$1.00	$0.97	$0.96	$0.87		$0.74

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	—	(f)	0.02	— (f)	0.02	0.02		0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.06		0.09	0.09	0.01	0.07		0.13

Total From Investment Operations	0.06		0.11	0.09	0.03	0.09		0.15

Less: Dividend Distributions:
From Net Investment Income	—		— (f)	(0.02)	(0.02)	—	(f)	(0.02)
From Capital Gains	—		(0.05)	(0.04)	— (f)	—	(f)	—	(f)
From Return of Capital	—		—	—	—	—		—	(f)

Total Distributions	—		(0.05)	(0.06)	(0.02)	—		(0.02)

Net Asset Value, End of Period	$1.12		$1.06	$1.00	$0.97	$0.96		$0.87

Total Return (%)	4.95	(b)	11.78	9.69	3.08	11.36		19.79
Net Assets, End of Period ($ millions)	25		24	21	21	19		15
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.05	)(c)	2.09	(0.03)	2.41	2.67		3.51
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.05	(c)	0.05	0.05	0.05	0.05		0.05
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.05	(c)	0.05	0.05	0.05	0.05		0.05
Portfolio Turnover Rate (%)(a)	13.61	(b)	19.60	26.61	21.22	18.31		38.17

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	Amount is less than $0.005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

2015 Retirement Fund										2020 Retirement Fund
Six Months Ended June 30, 2014 (Unaudited)		Years Ended December 31,								Six Months Ended June 30, 2014 (Unaudited)		Years Ended December 31,
		2013	2012	2011		2010		2009				2013	2012	2011	2010		2009
$1.10		$1.00	$0.93	$0.93		$0.83		$0.70		$1.13		$0.99	$0.90	$0.91	$0.80		$0.66

—	(f)	0.02	— (f)	0.02		0.02		0.02		—	(f)	0.02	— (f)	0.02	0.02		0.02
0.06		0.12	0.10	—	(f)	0.08		0.13		0.06		0.14	0.11	(0.01)	0.09		0.14

0.06		0.14	0.10	0.02		0.10		0.15		0.06		0.16	0.11	0.01	0.11		0.16

—		— (f)	(0.02)	(0.02)		—	(f)	(0.02)		—		— (f)	(0.02)	(0.02)	—	(f)	(0.02)
—		(0.04)	(0.01)	—	(f)	—	(f)	—	(f)	—		(0.02)	— (f)	— (f)	—	(f)	—	(f)
—		—	—	—		—		—	(f)	—		—	—	—	—		—	(f)

—		(0.04)	(0.03)	(0.02)		—		(0.02)		—		(0.02)	(0.02)	(0.02)	—		(0.02)

$1.16		$1.10	$1.00	$0.93		$0.93		$0.83		$1.19		$1.13	$0.99	$0.90	$0.91		$0.80

5.20	(b)	14.80	10.59	2.09		12.27		21.27		5.37	(b)	17.72	11.69	1.55	13.90		23.18
142		138	112	91		78		44		279		251	169	118	90		50
(0.05	)(c)	2.07	(0.03)	2.53		2.79		3.45		(0.05	)(c)	1.85	(0.03)	2.63	2.76		3.61
0.05	(c)	0.05	0.05	0.05		0.05		0.05		0.05	(c)	0.05	0.05	0.05	0.05		0.05
0.05	(c)	0.05	0.05	0.05		0.05		0.05		0.05	(c)	0.05	0.05	0.05	0.05		0.05
10.85	(b)	11.83	19.59	8.10		5.64		26.96		8.55	(b)	3.56	9.89	4.73	2.62		13.70

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2025 Retirement Fund
	Six Months Ended June 30, 2014 (Unaudited)		Years Ended December 31,
			2013	2012	2011	2010		2009
Net Asset Value, Beginning of Period	$1.16		$0.98	$0.89	$0.90	$0.78		$0.64

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	—	(f)	0.02	— (f)	0.02	0.02		0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.07		0.18	0.11	(0.02)	0.10		0.14

Total From Investment Operations	0.07		0.20	0.11	—	0.12		0.16

Less: Dividend Distributions:
From Net Investment Income	—		— (f)	(0.02)	(0.01)	—	(f)	(0.02)
From Capital Gains	—		(0.02)	— (f)	— (f)	—	(f)	—	(f)
From Return of Capital	—		—	—	—	—		—	(f)

Total Distributions	—		(0.02)	(0.02)	(0.01)	—		(0.02)

Net Asset Value, End of Period	$1.23		$1.16	$0.98	$0.89	$0.90		$0.78

Total Return (%)	5.67	(b)	21.11	12.90	0.83	15.49		25.10
Net Assets, End of Period ($ millions)	288		257	162	109	81		42
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.05	)(c)	1.67	(0.04)	2.49	2.50		3.25
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.05	(c)	0.05	0.05	0.05	0.05		0.05
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.05	(c)	0.05	0.05	0.05	0.05		0.05
Portfolio Turnover Rate (%)(a)	5.28	(b)	1.49	8.59	2.52	3.16		9.21

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	Amount is less than $0.005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

2030 Retirement Fund									2035 Retirement Fund
Six Months Ended June 30, 2014 (Unaudited)		Years Ended December 31,							Six Months Ended June 30, 2014 (Unaudited)		Years Ended December 31,
		2013	2012	2011	2010		2009				2013	2012	2011	2010		2009
$1.19		$0.98	$0.88	$0.90	$0.77		$0.62		$1.20		$0.97	$0.86	$0.88	$0.75		$0.60

—	(f)	0.02	— (f)	0.02	0.02		0.01		—	(f)	0.01	— (f)	0.01	0.01		0.01
0.07		0.21	0.12	(0.02)	0.11		0.15		0.07		0.24	0.13	(0.02)	0.12		0.15

0.07		0.23	0.12	—	0.13		0.16		0.07		0.25	0.13	(0.01)	0.13		0.16

—		— (f)	(0.02)	(0.02)	—	(f)	(0.01)		—		— (f)	(0.02)	(0.01)	—	(f)	(0.01)
—		(0.02)	— (f)	— (f)	—	(f)	—	(f)	—		(0.02)	— (f)	— (f)	—	(f)	—	(f)
—		—	—	—	—		—	(f)	—		—	—	—	—		—	(f)

—		(0.02)	(0.02)	(0.02)	—		(0.01)		—		(0.02)	(0.02)	(0.01)	—		(0.01)

$1.26		$1.19	$0.98	$0.88	$0.90		$0.77		$1.27		$1.20	$0.97	$0.86	$0.88		$0.75

5.87	(b)	23.72	13.69	0.21	16.59		26.47		5.87	(b)	25.92	14.39	(0.63)	17.66		27.05
240		212	133	90	67		35		199		173	107	69	53		27
(0.05	)(c)	1.60	(0.04)	2.37	2.37		3.07		(0.05	)(c)	1.47	(0.04)	2.17	2.20		2.74
0.05	(c)	0.05	0.05	0.05	0.05		0.05		0.05	(c)	0.05	0.05	0.05	0.05		0.05
0.05	(c)	0.05	0.05	0.05	0.05		0.05		0.05	(c)	0.05	0.05	0.05	0.05		0.05
4.44	(b)	1.58	7.61	2.66	1.74		8.96		3.21	(b)	1.76	6.51	2.78	1.47		6.27

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2040 Retirement Fund
	Six Months Ended June 30, 2014 (Unaudited)		Years Ended December 31,
			2013	2012	2011	2010		2009
Net Asset Value, Beginning of Period	$1.20		$0.96	$0.85	$0.88	$0.74		$0.59

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	—	(f)	0.01	— (f)	0.01	0.01		0.01
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.07		0.25	0.13	(0.03)	0.13		0.15

Total From Investment Operations	0.07		0.26	0.13	(0.02)	0.14		0.16

Less: Dividend Distributions:
From Net Investment Income	—		— (f)	(0.02)	(0.01)	—	(f)	(0.01)
From Capital Gains	—		(0.02)	— (f)	— (f)	—	(f)	—	(f)
From Return of Capital	—		—	—	—	—		—	(f)

Total Distributions	—		(0.02)	(0.02)	(0.01)	—		(0.01)

Net Asset Value, End of Period	$1.27		$1.20	$0.96	$0.85	$0.88		$0.74

Total Return (%)	5.72	(b)	27.20	14.63	(1.24)	18.38		27.84
Net Assets, End of Period ($ millions)	166		148	94	62	47		23
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.05	)(c)	1.39	(0.04)	2.09	2.13		2.75
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.05	(c)	0.05	0.05	0.05	0.05		0.05
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.05	(c)	0.05	0.05	0.05	0.05		0.05
Portfolio Turnover Rate (%)(a)	2.91	(b)	1.37	4.99	2.28	1.37		5.79

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	Amount is less than $0.005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

2045 Retirement Fund									2050 Retirement Fund
Six Months Ended June 30, 2014 (Unaudited)		Years Ended December 31,							Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,		Period Ended December 31,
		2013	2012	2011	2010		2009				2013		2012(e)
$1.20		$0.96	$0.85	$0.88	$0.74		$0.59		$1.30		$1.02		$1.00

—	(f)	0.01	— (f)	0.01	0.01		0.01		—	(f)	—	(f)	—	(f)
0.07		0.25	0.13	(0.03)	0.13		0.15		0.08		0.28		0.02

0.07		0.26	0.13	(0.02)	0.14		0.16		0.08		0.28		0.02

—		— (f)	(0.02)	(0.01)	—	(f)	(0.01)		—		—	(f)	—
—		(0.02)	— (f)	— (f)	—	(f)	—	(f)	—		—	(f)	—
—		—	—	—	—		—	(f)	—		—		—

—		(0.02)	(0.02)	(0.01)	—		(0.01)		—		—		—

$1.27		$1.20	$0.96	$0.85	$0.88		$0.74		$1.38		$1.30		$1.02

5.58	(b)	27.68	14.45	(1.45)	18.57		27.55		5.52	(b)	28.17		1.83	(b)
211		186	118	76	54		25		31		20		2
(0.05	)(c)	1.37	(0.04)	2.09	2.14		2.61		(0.05	)(c)	0.54		(0.01	)(b)
0.05	(c)	0.05	0.05	0.05	0.05		0.05		0.05	(c)	0.05		0.05	(c)
0.05	(c)	0.05	0.05	0.05	0.05		0.05		0.05	(c)	0.05		0.05	(c)
2.10	(b)	0.93	4.03	1.97	1.04		7.87		1.58	(b)	1.22		0.76	(b)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	Conservative Allocation Fund
	Six Months Ended June 30, 2014 (Unaudited)		Years Ended December 31,
			2013	2012	2011	2010		2009
Net Asset Value, Beginning of Period	$1.22		$1.15	$1.11	$1.08	$0.99		$0.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	—		0.03	— (f)	0.03	0.03		0.03
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.06		0.05	0.08	0.03	0.06		0.11

Total From Investment Operations	0.06		0.08	0.08	0.06	0.09		0.14

Less: Dividend Distributions:
From Net Investment Income	—		— (f)	(0.03)	(0.03)	—	(f)	(0.03)
From Capital Gains	—		(0.01)	(0.01)	— (f)	—	(f)	(0.01)
From Return of Capital	—		—	—	—	—		—

Total Distributions	—		(0.01)	(0.04)	(0.03)	—		(0.04)

Net Asset Value, End of Period	$1.28		$1.22	$1.15	$1.11	$1.08		$0.99

Total Return (%)	4.84	(b)	7.34	7.44	5.79	9.34		15.94
Net Assets, End of Period ($ millions)	107		98	86	66	52		38
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	—		2.45	0.03	3.40	3.47		4.24
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	—		—	—	—	—		—
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	—		—	—	—	—		—
Portfolio Turnover Rate (%)(a)	15.08	(b)	10.16	10.14	12.14	20.11		14.24

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	Amount is less than $0.005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

Moderate Allocation Fund								Aggressive Allocation Fund
Six Months Ended June 30, 2014 (Unaudited)		Years Ended December 31,						Six Months Ended June 30, 2014 (Unaudited)		Years Ended December 31,
		2013	2012	2011	2010	2009				2013	2012		2011	2010		2009
$1.45		$1.27	$1.18	$1.16	$1.03	$0.88		$1.69		$1.38	$1.24		$1.24	$1.06		$0.86

—		0.03	— (f)	0.03	0.03	0.03		—		0.03	—	(f)	0.02	0.02		0.02
0.09		0.16	0.13	0.02	0.11	0.15		0.10		0.30	0.17		— (f)	0.16		0.20

0.09		0.19	0.13	0.05	0.14	0.18		0.10		0.33	0.17		0.02	0.18		0.22

—		— (f)	(0.03)	(0.03)	— (f)	(0.03)		—		— (f)	(0.03)		(0.02)	—	(f)	(0.02)
—		(0.01)	(0.01)	— (f)	(0.01)	—	(f)	—		(0.02)	—	(f)	—	—		— (f)
—		—	—	—	—	—	(f)	—		—	—		—	—		—

—		(0.01)	(0.04)	(0.03)	(0.01)	(0.03)		—		(0.02)	(0.03)		(0.02)	—		(0.02)

$1.54		$1.45	$1.27	$1.18	$1.16	$1.03		$1.79		$1.69	$1.38		$1.24	$1.24		$1.06

5.71	(b)	15.66	10.90	4.19	13.11	21.27		5.91	(b)	24.19	13.41		2.31	17.02		25.64
303		281	225	182	163	125		251		236	187		158	147		117
—		2.09	0.02	2.68	2.73	3.22		—		1.75	0.01		2.13	2.07		2.44
—		—	—	—	—	—		—		—	—		—	—		—
—		—	—	—	—	—		—		—	—		—	—		—
11.84	(b)	4.71	8.11	11.21	15.68	15.29		17.47	(b)	4.93	7.82		7.73	12.91		11.70

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	Money Market Fund
	Six Months Ended June 30, 2014 (Unaudited)		Years Ended December 31,
			2013		2012		2011		2010	2009
Net Asset Value, Beginning of Period	$1.20		$1.20		$1.20		$1.20		$1.21	$1.21

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	—	(f)	—	(f)	—	(f)	—	(f)	— (f)	—	(f)
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	—	(f)	—	(f)	—	(f)	—	(f)	(0.01)	—	(f)

Total From Investment Operations	—		—		—		—		(0.01)	—

Less: Dividend Distributions:
From Net Investment Income	—		—		—		—		—	—	(f)
From Capital Gains	—		—		—		—		—	—	(f)

Total Distributions	—		—		—		—		—	—

Net Asset Value, End of Period	$1.20		$1.20		$1.20		$1.20		$1.20	$1.21

Total Return (%)	(0.07	)(b)	(0.16)		(0.17)		(0.17)		(0.14)	(0.08)
Net Assets, End of Period ($ millions)	80		84		90		101		109	119
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.12	)(c)	(0.16)		(0.18)		(0.17)		(0.15)	(0.04)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.22	(c)	0.27		0.30		0.31		0.32	0.33
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.22	(c)	0.27		0.30		0.31		0.32	0.33
Portfolio Turnover Rate (%)(a)	NA		NA		NA		NA		NA	NA

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	Amount is less than $0.005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

Mid-Term Bond Fund								Bond Fund
Six Months Ended June 30, 2014 (Unaudited)		Years Ended December 31,						Six Months Ended June 30, 2014 (Unaudited)		Years Ended December 31,
		2013	2012		2011	2010	2009			2013	2012		2011	2010	2009
$1.05		$1.09	$1.06		$1.03	$1.00	$0.94	$1.41		$1.47	$1.39		$1.34	$1.30	$1.18

0.01		0.03	0.03		0.03	0.04	0.04	0.02		0.05	0.05		0.05	0.05	0.05
0.03		(0.04)	—	(f)	0.03	0.02	0.07	0.05		(0.06)	0.03		0.05	0.04	0.12

0.04		(0.01)	0.03		0.06	0.06	0.11	0.07		(0.01)	0.08		0.10	0.09	0.17

—		(0.03)	—	(f)	(0.03)	(0.03)	(0.04)	—		(0.05)	—	(f)	(0.05)	(0.05)	(0.05)
—		— (f)	—	(f)	—	— (f)	(0.01)	—		— (f)	—		—	—	—

—		(0.03)	—		(0.03)	(0.03)	(0.05)	—		(0.05)	—		(0.05)	(0.05)	(0.05)

$1.09		$1.05	$1.09		$1.06	$1.03	$1.00	$1.48		$1.41	$1.47		$1.39	$1.34	$1.30

2.86	(b)	(0.55)	3.33		6.34	6.93	11.22	4.84	(b)	(0.91)	5.79		7.30	7.29	14.61
416		392	387		338	298	234	891		804	753		635	597	488
2.81	(c)	2.77	2.94		3.02	3.66	4.16	3.54	(c)	3.35	3.55		3.61	3.81	4.62
0.48	(c)	0.51	0.55		0.55	0.57	0.58	0.47	(c)	0.51	0.55		0.55	0.57	0.58
0.48	(c)	0.51	0.55		0.55	0.57	0.58	0.47	(c)	0.51	0.55		0.55	0.57	0.58
20.09	(b)	23.94	14.30		23.69	16.70	30.76	8.56	(b)	27.41	28.89		30.24	40.33	46.27

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited)

June 30, 2014

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

Mutual of America Investment Corporation (the “Investment Company”) is a diversified, open-end management investment company — a type of company commonly known as a “mutual fund”. It is registered as such under the Investment Company Act of 1940 (the “Investment Company Act”). The Investment Company was formed on February 21, 1986 as a Maryland corporation and principally offers its shares exclusively to separate accounts of Mutual of America Life Insurance Company (“Mutual of America Life”) and its affiliates. As a “series” type mutual fund, the Investment Company issues separate classes (or series) of capital stock, each of which represents a separate Fund of investments. At June 30, 2014, there were 24 active Funds (collectively, “the Funds”): Equity Index Fund, All America Fund, Small Cap Value Fund, Small Cap Growth Fund, Mid Cap Value Fund, Mid-Cap Equity Index Fund, International Fund, Composite Fund, Money Market Fund, Mid-Term Bond Fund, Bond Fund; Retirement Income Fund, 2010 Retirement Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund, 2045 Retirement Fund and 2050 Retirement Fund (collectively, “Retirement Funds”); a Conservative Allocation Fund, a Moderate Allocation Fund and an Aggressive Allocation Fund (collectively, “Allocation Funds”). The International Fund and the Retirement Funds (other than the 2050 Retirement Fund) commenced operations on November 5, 2007. The 2050 Retirement Fund commenced operations on October 1, 2012.

Investment Company shares are issued to Mutual of America Life and, on a limited basis, to Wilton Reassurance Life Company of New York (formerly The American Life Insurance Company of New York), for allocation to their Separate Accounts as a funding medium for variable accumulation annuity contracts and variable life insurance policies. In addition, shares of selected equity and fixed income funds of the Investment Company are directly issued to one or more of the Investment Company’s Retirement Funds and Allocation Funds.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

The following is a summary of the significant accounting policies consistently followed by the Investment Company, which are in conformity with GAAP:

Fair Value — The Investment Company values its investments at fair value. Fair value is an estimate of the price the Fund would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities.

•	Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

As of June 30, 2014 management determined that the fair value inputs for all equity securities, including shares of registered investment companies, were considered Level 1, with the exception of non-registered securities under Rule 144A of the Securities Act of 1933 which were considered Level 2. In addition, certain Rule 144A securities not actively traded are considered Level 3; however, there were no such securities as of June 30, 2014. Fair value inputs for all debt securities were considered Level 2. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers between levels are reflected based on the fair value at the beginning of a reporting period.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2014

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

The following is a summary of the inputs used to value the Funds’ investments and other financial instruments as of June 30, 2014:

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Investments at Fair Value:
(See Summary Portfolios or Portfolios of Investments for More Details)
Equity Index Fund
Common Stock	$1,549,147,984	—	—	$1,549,147,984
Short-Term Debt Securities	—	$40,949,216	—	$40,949,216
Temporary Cash Investments	—	$375,600	—	$375,600

	$1,549,147,984	$41,324,816	—	$1,590,472,800
All America Fund
Common Stock-Indexed	$186,809,131	—	—	$186,809,131
Common Stock-Active	$128,228,315	—	—	$128,228,315
Convertible Preferred Stock-Active	$143,755	—	—	$143,755
Short-Term Debt Securities-Indexed	—	$1,199,997	—	$1,199,997
Short-Term Debt Securities-Active	—	$3,199,575	—	$3,199,575
Temporary Cash Investments	—	$1,215,000	—	$1,215,000

	$315,181,201	$5,614,572	—	$320,795,773
Small Cap Value Fund
Common Stock	$361,735,627	—	—	$361,735,627
Convertible Preferred Stock	$1,100,139	—	—	$1,100,139
Short-Term Debt Securities	—	$21,499,872	—	$21,499,872

	$362,835,766	$21,499,872	—	$384,335,638
Small Cap Growth Fund
Common Stock	$379,406,731	—	—	$379,406,731
Short-Term Debt Securities	—	$22,199,485	—	$22,199,485

	$379,406,731	$22,199,485	—	$401,606,216
Mid Cap Value Fund
Common Stock	$84,679,543	—	—	$84,679,543
Short-Term Debt Securities	—	$1,399,777	—	$1,399,777

	$84,679,543	$1,399,777	—	$86,079,320
Mid-Cap Equity Index Fund
Common Stock	$929,983,951	—	—	$929,983,951
Short-Term Debt Securities	—	$20,899,882	—	$20,899,882
Temporary Cash Investments	—	$300,400	—	$300,400

	$929,983,951	$21,200,282	—	$951,184,233
International Fund
Common Stock	$263,068,272	—	—	$263,068,272
Short-Term Debt Securities	—	$2,600,000	—	$2,600,000

	$263,068,272	$2,600,000	—	$265,668,272
Composite Fund
Common Stock	$112,667,962	—	—	$112,667,962
U.S. Government Debt	—	$14,488,771	—	$14,488,771
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$23,985,504	—	$23,985,504
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$437,942	—	$437,942
Long-Term Corporate Debt	—	$33,484,927	—	$33,484,927
Short-Term Debt Securities	—	$3,699,792	—	$3,699,792
Temporary Cash Investments	—	$898,100	—	$898,100

	$112,667,962	$76,995,036	—	$189,662,998

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2014

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Retirement Income Fund
Common Stock	$44,080,559	—	—	$44,080,559
2010 Retirement Fund
Common Stock	$25,008,239	—	—	$25,008,239
2015 Retirement Fund
Common Stock	$142,360,488	—	—	$142,360,488
2020 Retirement Fund
Common Stock	$278,589,082	—	—	$278,589,082
2025 Retirement Fund
Common Stock	$287,902,149	—	—	$287,902,149
2030 Retirement Fund
Common Stock	$240,082,467	—	—	$240,082,467
2035 Retirement Fund
Common Stock	$198,604,944	—	—	$198,604,944
2040 Retirement Fund
Common Stock	$165,879,032	—	—	$165,879,032
2045 Retirement Fund
Common Stock	$210,672,377	—	—	$210,672,377
2050 Retirement Fund
Common Stock	$31,482,175	—	—	$31,482,175
Conservative Allocation Fund
Common Stock	$106,930,979	—	—	$106,930,979
Moderate Allocation Fund
Common Stock	$303,425,412	—	—	$303,425,412
Aggressive Allocation Fund
Common Stock	$251,232,532	—	—	$251,232,532
Money Market Fund
U.S. Government Agency Short-Term Debt	—	$9,699,314	—	$9,699,314
Commercial Paper	—	$70,143,018	—	$70,143,018
Temporary Cash Investments	—	$43,400	—	$43,400

	—	$79,885,732	—	$79,885,732
Mid-Term Bond Fund
U.S. Government Debt	—	$140,192,029	—	$140,192,029
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$7,068	—	$7,068
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$24,146,543	—	$24,146,543
Long-Term Corporate Debt	—	$248,953,458	—	$248,953,458
Temporary Cash Investments	—	$11,100	—	$11,100

	—	$413,310,198	—	$413,310,198
Bond Fund
U.S. Government Debt	—	$87,027,631	—	$87,027,631
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$237,079,390	—	$237,079,390
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$26,971,799	—	$26,971,799
Long-Term Corporate Debt	—	$525,009,975	—	$525,009,975
Sovereign Debt	—	$4,077,871	—	$4,077,871
Short-Term Debt Securities	—	$16,299,711	—	$16,299,711
Temporary Cash Investments	—	$350,700	—	$350,700

	—	$896,817,077	—	$896,817,077

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2014

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Other Financial Instruments:*

Equity Index Fund	$570,644	—	—	$570,644
All America Fund	$14,225	—	—	$14,225
Mid-Cap Equity Index Fund	$487,430	—	—	$487,430

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

During the six months ended June 30, 2014, there were no transfers of securities between Level 1, Level 2, or Level 3.

Security Valuation — Investment securities are carried at fair value as follows:

Exchange-traded equity securities are valued at the last reported sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

Short-term debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates fair value for such securities.

Debt securities, including short-term debt securities maturing in excess of 60 days, are valued on the basis of prices obtained from an independent pricing source. The pricing source may utilize various pricing methodologies that incorporate both models (which consider factors such as yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds and trading characteristics) and dealer-supplied valuations to derive a valuation.

In the rare instance when a price is not available from an independent pricing source or when prices may not reflect fair value, such as when the price provided by the pricing source is not based on a recent trade, a calculated fair value is used, as determined in good faith by the Adviser and reviewed by a Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

The Advisor uses a market approach to calculate fair value for equity securities which are categorized as Level 3. The Adviser’s valuation is primarily based on information regarding the specific equity issuer, such as the last trade price, financial statements, the relationship of per-share book value to the last trade price, operating information and any corporate actions, such as dividends or returns of capital, that may have occurred since the last trade. The Adviser also considers industry-specific conditions and overall market conditions, to determine whether the last trade price reflects fair value or needs to be adjusted. Generally, absent any significant contrary indications, the last trade price will be used as the calculated fair value.

The Retirement Funds and the Allocation Funds value their investments in the underlying Funds of the Investment Company at their respective net asset values.

Investment Transactions — Investment transactions are accounted for as of the trade date. Realized gains and losses on the sale of short and long-term debt securities are computed on the basis of amortized cost at the time of sale. Realized gains and losses on the sale of equity securities are based on the identified cost basis of the security, determined on the first-in, first-out (“FIFO”) basis.

Futures Contracts — The Equity Index Fund, Mid-Cap Equity Index Fund and a portion of the All America Fund each maintain indexed asset portfolios which are subject to equity price risk. In order to remain more fully invested in the equity markets while minimizing transaction costs, the funds purchase stock index futures contracts. An initial cash

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2014

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

margin deposit (represented by cash or Treasury bills) is made upon entering into a futures contract and serves as collateral for the contract. This initial margin, maintained in a segregated account, is equal to approximately 5%-6% of the contract amount, and does not involve the borrowing of funds to finance the transaction. During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each trading day. The accumulated unrealized appreciation or depreciation on the contract is included in Net Unrealized Appreciation (Depreciation) of Investments and Futures Contracts in the Components of Net Assets section of the Statements of Assets and Liabilities. Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized appreciation or depreciation are incurred, variation margin payments are received or made daily. The net change in unrealized appreciation or depreciation of futures contracts is recorded in the Statements of Operations. When the contract is closed, a realized gain or loss from futures transactions is recorded in the Statements of Operations, equal to the net variation margin received or paid over the period the contract was outstanding.

The “Underlying Face Amount at Value” (appearing in the “Footnotes to the Summary Portfolio of Investments in Securities”) representing the aggregate of outstanding contractual amounts under futures contracts reflects the extent of a Fund’s exposure to off-balance sheet risk. The use of futures transactions involves the risk of imperfect correlation in the price movements of the contract and the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the six months ended June 30, 2014, the Equity Index Fund, Mid-Cap Equity Index Fund and the All America Fund purchased futures contracts with total principal amounts of $217,810,643, $101,619,014 and $17,382,675, respectively.

Retirement Funds — Each of the Retirement Funds invests in equity (stock) funds and fixed income (bond) funds and targets different percentages to these asset classes. The targets reflect varying emphases on achieving capital appreciation and gains versus preserving capital and producing income, depending on the specific Fund’s time horizon.

The Retirement Funds target their investments in the following underlying funds of the Investment Company in accordance with the percentage allocations noted:

	Equity Index Fund	Mid-Cap Equity Index Fund	Small Cap Growth Fund	Small Cap Value Fund	International Fund	Bond Fund	Mid-Term Bond Fund	Money Market Fund
Retirement Income Fund	20%	5%	—	—	—	30%	40%	5%
2010 Retirement Fund	25%	9%	—	—	3%	25%	33%	5%
2015 Retirement Fund	28%	11%	1%	1%	6%	25%	28%	—
2020 Retirement Fund	33%	11%	2%	2%	9%	25%	18%	—
2025 Retirement Fund	37%	16%	3%	3%	10%	23%	8%	—
2030 Retirement Fund	40%	17%	5%	5%	10%	23%	—	—
2035 Retirement Fund	40%	20%	6%	6%	12%	16%	—	—
2040 Retirement Fund	35%	23%	8%	8%	14%	12%	—	—
2045 Retirement Fund	35%	21%	9%	9%	16%	10%	—	—
2050 Retirement Fund	35%	20%	10%	10%	17%	8%	—	—

Generally, rebalancing of the Retirement Funds’ holdings is performed on a quarterly or other periodic basis and the mix of underlying Funds is reviewed annually.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2014

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Allocation Funds — The Allocation Funds target their investments in the following underlying Funds of the Investment Company in accordance with the percentage allocations noted:

	Equity Index Fund	Mid-Cap Equity Index Fund	Small Cap Growth Fund	Small Cap Value Fund	International Fund	Bond Fund	Mid-Term Bond Fund
Conservative Allocation	25%	5%	—	—	5%	30%	35%
Moderate Allocation	35%	15%	—	—	10%	25%	15%
Aggressive Allocation	35%	20%	5%	5%	15%	20%	—

Generally, rebalancing of the Allocation Funds’ holdings is performed on a periodic basis.

Change in Target Investments — During the year, the Retirement Funds listed below had changes to their target investments. Additionally, each of the Allocation Funds had added the International Fund as an equity fund investment during the period. The Conservative Allocation Fund had also added the Mid-Cap Equity Index Fund as an equity fund investment during the period. Overall increases (decreases) to the target percentages were as follows:

	Equity Index Fund		Mid-Cap Equity Index Fund		Small Cap Growth Fund		Small Cap Value Fund		International Fund	Bond Fund		Mid-Term Bond Fund		Money Market Fund
2010 Retirement Fund	—		(2%	)	—		—		—	—		2%		—
2015 Retirement Fund	—		—		(1%	)	(1%	)	—	—		2%		—
2020 Retirement Fund	—		—		(1%	)	(1%	)	—	—		2%		—
2025 Retirement Fund	—		1%		(1%	)	(1%	)	1%	—		—		—
Conservative Allocation	—		5%		—		—		5%	—		(10%	)	—
Moderate Allocation	—		—		—		—		10%	(5%	)	(5%	)	—
Aggressive Allocation	(10%	)	—		—		—		15%	(5%	)	—		—

Investment Income — Interest income, accretion of discount and amortization of premium are recorded daily on an accrual basis using the effective interest method. A debt obligation may cease accrual of income and result in a reduction to interest income when the collection of all or a portion of current and past due interest is in doubt. Dividend income is recorded on the ex-dividend date. Foreign source tax withheld from dividends is recorded as a reduction from dividend income. Should reclamation efforts succeed, such amounts are recorded as income upon collection.

Distributions to Shareholders (“Dividends”) — Distributions to shareholders are recorded on the ex-dividend date and are made at least annually. It is the Investment Company’s policy to make distributions of its net investment income and net realized gains, if any, in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Accordingly, periodic reclassifications (which do not impact the funds’ net asset values) are made within the funds’ capital accounts to reflect income and gains available for distribution under Federal income tax regulations.

Federal Income Taxes — Each Fund in the Investment Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income or excise tax provision is required.

GAAP requires the evaluation of tax positions taken in the course of preparing a fund’s tax return to determine whether it is “more-likely-than-not” that tax positions taken in the fund’s tax return will be ultimately sustained, and, if not, a tax liability and expense is recorded.

As of June 30, 2014, management has evaluated the tax positions taken on the Funds’ tax returns for all open tax years and has concluded that no tax provision is required in any of the Funds’ financial statements. Each Fund’s federal and state income, franchise and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2014

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

At June 30, 2014, the following Fund had a capital loss carry forward to offset any future net realized capital gains, to the extent provided by Federal income tax regulations, which if unused expire on the dates noted.

Expiring on December 31,	Composite Fund
2014	$0
2015	0
2016	0
2017	695,089
2018	0
No Expiration	0

Total	$695,089

2.	EXPENSES

The Investment Company has an Investment Advisory Agreement with Mutual of America Capital Management LLC (“the Adviser”), an indirect wholly-owned subsidiary of Mutual of America Life. For providing investment management services to each of the Funds of the Investment Company, the Adviser receives a fee, calculated as a daily charge of the value of the net assets of each fund, at the following annual rates:

Fund	Annual Investment Management Fee
Retirement Funds	.05%
Equity Index, Mid-Cap Equity Index, International Funds	.075%
Money Market Fund	.15%
Bond Fund	.39%
All America, Composite, Mid-Term Bond Funds	.40%
Mid Cap Value Fund	.55%
Small Cap Value, Small Cap Growth Funds	.75%

The Adviser does not assess a fee for investment management to the Allocation Funds. However, shareholders in the Allocation Funds (and the Retirement and International Funds) will indirectly bear their pro-rata share of the investment management fees incurred by the underlying Funds in which they invest.

3.	INVESTMENTS

The cost of investment purchases and proceeds from sales of investments, excluding short-term securities and futures contracts, for the year ended June 30, 2014, were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Cost of investment purchases	$59,052,910	$26,236,329	$53,799,543	$125,884,141	$27,518,233

Proceeds from sales of investments	$101,272,640	$37,563,425	$76,668,178	$168,917,375	$19,625,646

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Cost of investment purchases	$88,841,730	$88,019,486	$14,883,308	$6,097,115	$3,321,190

Proceeds from sales of investments	$85,946,891	$1,382,797	$17,979,524	$3,453,512	$3,545,646

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Cost of investment purchases	$15,087,909	$35,626,129	$30,069,851	$25,073,164	$21,046,569

Proceeds from sales of investments	$17,742,978	$22,433,945	$14,239,936	$9,869,150	$5,879,372

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2014

3.	INVESTMENTS (CONTINUED)

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
Cost of investment purchases	$13,431,758	$17,477,433	$10,020,627	$19,838,635	$40,102,939

Proceeds from sales of investments	$4,497,552	$4,104,451	$396,571	$15,363,937	$34,399,196

	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Cost of investment purchases	$42,953,071	—	$98,647,913	$131,981,857

Proceeds from sales of investments	$42,143,265	—	$79,105,768	$70,715,770

The cost of short-term security purchases for the Money Market Fund for the six months ended June 30, 2014, was $707,657,940; net proceeds from sales for the year were $711,799,646.

The components of net unrealized appreciation (depreciation) of investments for Federal income tax purposes and the cost of investments for Federal income tax purposes at June 30, 2014 for each of the funds were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Unrealized Appreciation	$623,303,652	$98,463,934	$101,677,614	$95,882,666	$18,167,166
Unrealized Depreciation	(19,933,897)	(10,454,582)	(11,541,520)	(9,269,800)	(1,251,438)

Net	$603,369,755	$88,009,352	$90,136,094	$86,612,866	$16,915,728

Tax Cost of Investments	$987,103,045	$232,786,421	$294,199,544	$314,993,350	$69,163,592

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Unrealized Appreciation	$304,820,043	$32,552,288	$45,021,797	$3,571,062	$3,087,930
Unrealized Depreciation	(13,606,379)	(1,738,176)	(1,771,542)	(93,544)	(13,314)

Net	$291,213,664	$30,814,112	$43,250,255	$3,477,518	$3,074,616

Tax Cost of Investments	$659,970,569	$234,854,160	$146,412,743	$40,603,041	$21,933,623

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Unrealized Appreciation	$22,453,497	$48,203,534	$60,464,977	$55,722,215	$49,194,797
Unrealized Depreciation	(322,117)	(954,615)	(944,624)	(765,249)	(641,222)

Net	$22,131,380	$47,248,919	$59,520,353	$54,956,966	$48,553,575

Tax Cost of Investments	$120,229,108	$231,340,163	$228,381,796	$185,125,501	$150,051,369

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
Unrealized Appreciation	$44,386,277	$57,283,121	$3,707,947	$10,747,128	$63,764,769
Unrealized Depreciation	(351,119)	(498,934)	(896)	(56,210)	(6,418,047)

Net	$44,035,158	$56,784,187	$3,707,051	$10,690,918	$57,346,722

Tax Cost of Investments	$121,843,874	$153,888,190	$27,775,124	$96,240,061	$246,078,690

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2014

3.	INVESTMENTS (CONTINUED)

	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Unrealized Appreciation	$70,210,092	$5	$13,191,053	$34,445,147
Unrealized Depreciation	(4,493,312)	(387)	(814,841)	(4,476,668)

Net	$65,716,780	$(382)	$12,376,212	$29,968,479

Tax Cost of Investments	$185,515,752	$79,886,114	$400,933,986	$866,848,598

Differences between amounts reflected in the Statements of Assets and Liabilities and those computed for Federal income tax purposes arise primarily from federal income tax treatment of wash sales, REITs, partnerships, corporate actions and futures contracts.

Investments in affiliated investment companies during the six months ended June 30, 2014 were as follows:

Affiliated Investment Company	Value as of December 31, 2013	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of June 30, 2014
Retirement Income Fund
Bond Fund	$11,060,123	$2,152,163	$14,688	$541,213	$(529,808)	$13,238,379
Equity Index Fund	9,472,682	881,926	621,544	66,870	(1,772,387)	9,270,635
Mid-Cap Equity Index Fund	2,391,954	220,481	68,031	116,301	(231,120)	2,565,647
Mid-Term Bond Fund	14,794,071	2,622,064	17,979	419,490	(706,411)	17,147,193
Money Market Fund	1,853,175	220,481	(992)	(173)	(213,786)	1,858,705

Total	$39,572,005	$6,097,115	$721,250	$1,143,701	$(3,453,512)	$44,080,559

2010 Retirement Fund
Bond Fund	$5,345,699	$947,789	$33,910	$230,096	$(427,478)	$6,130,016
Equity Index Fund	7,044,683	371,364	569,578	(87,022)	(1,391,282)	6,507,321
International Fund	786,432	44,563	7,253	25,077	(52,706)	810,619
Mid-Cap Equity Index Fund	3,138,716	156,874	344,009	(129,790)	(1,043,630)	2,466,179
Mid-Term Bond Fund	6,652,736	1,726,328	(140)	197,623	(536,691)	8,039,856
Money Market Fund	1,074,490	74,272	(533)	(122)	(93,859)	1,054,248

Total	$24,042,756	$3,321,190	$954,077	$235,862	$(3,545,646)	$25,008,239

2015 Retirement Fund
Bond Fund	$29,996,556	$4,595,064	$130,384	$1,341,154	$(1,916,244)	$34,146,914
Equity Index Fund	43,931,916	1,402,775	3,365,063	(373,382)	(7,767,486)	40,558,886
International Fund	8,773,231	300,595	191,073	161,554	(916,329)	8,510,124
Mid-Cap Equity Index Fund	17,449,211	551,090	1,161,767	81,026	(2,703,500)	16,539,594
Mid-Term Bond Fund	31,308,702	8,062,531	103,201	822,853	(2,022,070)	38,275,217
Small Cap Growth Fund	3,363,187	87,927	546,493	(542,439)	(1,281,037)	2,174,131
Small Cap Value Fund	3,103,348	87,927	497,714	(397,055)	(1,136,312)	2,155,622

Total	$137,926,151	$15,087,909	$5,995,695	$1,093,711	$(17,742,978)	$142,360,488

2020 Retirement Fund
Bond Fund	$54,151,265	$11,574,214	$292,642	$2,459,737	$(1,669,438)	$66,808,420
Equity Index Fund	91,264,914	6,557,079	5,943,305	645,438	(11,183,404)	93,227,332
International Fund	23,361,744	1,788,294	511,875	502,165	(1,198,609)	24,965,469
Mid-Cap Equity Index Fund	30,696,081	2,185,693	1,560,979	766,125	(2,874,942)	32,333,936
Mid-Term Bond Fund	34,761,499	12,471,067	110,295	959,424	(1,141,475)	47,160,810
Small Cap Growth Fund	8,839,789	524,891	874,506	(828,056)	(2,334,651)	7,076,479
Small Cap Value Fund	8,217,735	524,891	799,399	(493,963)	(2,031,426)	7,016,636

Total	$251,293,027	$35,626,129	$10,093,001	$4,010,870	$(22,433,945)	$278,589,082

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2014

3.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2013	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of June 30, 2014
2025 Retirement Fund
Bond Fund	$49,846,172	$11,766,285	$155,624	$2,404,473	$(983,039)	$63,189,515
Equity Index Fund	101,899,038	7,438,478	4,382,819	3,069,590	(7,629,151)	109,160,774
International Fund	23,311,469	3,257,396	128,450	905,231	(396,819)	27,205,727
Mid-Cap Equity Index Fund	41,667,327	3,636,585	376,756	2,876,871	(653,264)	47,904,275
Mid-Term Bond Fund	17,388,092	2,474,383	36,701	482,330	(341,927)	20,039,579
Small Cap Growth Fund	11,720,380	748,362	969,878	(888,054)	(2,305,849)	10,244,717
Small Cap Value Fund	10,913,264	748,362	833,602	(407,779)	(1,929,887)	10,157,562

Total	$256,745,742	$30,069,851	$6,883,830	$8,442,662	$(14,239,936)	$287,902,149

2030 Retirement Fund
Bond Fund	$40,287,392	$11,005,145	$109,531	$1,967,854	$(705,213)	$52,664,709
Equity Index Fund	89,289,145	7,308,062	3,199,875	3,350,293	(5,618,122)	97,529,253
International Fund	20,965,955	1,827,015	163,943	758,787	(450,007)	23,265,693
Mid-Cap Equity Index Fund	38,280,701	3,105,926	1,212,164	1,746,374	(2,018,489)	42,326,676
Small Cap Growth Fund	11,882,350	913,508	377,227	(236,851)	(736,613)	12,199,621
Small Cap Value Fund	11,055,127	913,508	165,391	303,195	(340,706)	12,096,515

Total	$211,760,670	$25,073,164	$5,228,131	$7,889,652	$(9,869,150)	$240,082,467

2035 Retirement Fund
Bond Fund	$22,499,794	$6,344,384	$50,403	$1,122,549	$(324,039)	$29,693,091
Equity Index Fund	71,648,314	6,876,977	1,734,207	3,615,051	(3,241,512)	80,633,037
International Fund	20,190,530	2,323,627	74,712	834,160	(243,029)	23,180,000
Mid-Cap Equity Index Fund	36,139,476	3,438,488	870,951	1,967,657	(1,422,385)	40,994,187
Small Cap Growth Fund	11,442,269	1,031,547	288,998	(149,762)	(509,541)	12,103,511
Small Cap Value Fund	10,645,824	1,031,546	75,385	387,229	(138,866)	12,001,118

Total	$172,566,207	$21,046,569	$3,094,656	$7,776,884	$(5,879,372)	$198,604,944

2040 Retirement Fund
Bond Fund	$14,272,871	$3,387,202	$34,448	$696,958	$(222,362)	$18,169,117
Equity Index Fund	53,326,774	3,775,529	1,067,926	2,831,922	(1,967,238)	59,034,913
International Fund	20,010,528	2,005,615	86,618	791,017	(259,423)	22,634,355
Mid-Cap Equity Index Fund	35,365,556	2,481,061	781,280	1,942,763	(1,350,445)	39,220,215
Small Cap Growth Fund	12,999,229	862,979	264,793	(109,876)	(549,842)	13,467,283
Small Cap Value Fund	12,071,390	919,372	84,946	425,683	(148,242)	13,353,149

Total	$148,046,348	$13,431,758	$2,320,011	$6,578,467	$(4,497,552)	$165,879,032

2045 Retirement Fund
Bond Fund	$14,859,036	$3,377,083	$16,477	$749,611	$(120,507)	$18,881,700
Equity Index Fund	66,824,740	5,102,318	1,045,167	3,928,857	(1,926,780)	74,974,302
International Fund	28,641,578	3,186,594	58,847	1,231,926	(192,811)	32,926,134
Mid-Cap Equity Index Fund	40,465,694	3,061,391	593,328	2,575,211	(1,125,430)	45,570,194
Small Cap Growth Fund	18,336,839	1,312,025	383,559	(160,380)	(630,466)	19,241,577
Small Cap Value Fund	17,011,607	1,438,022	60,033	677,265	(108,457)	19,078,470

Total	$186,139,494	$17,477,433	$2,157,411	$9,002,490	$(4,104,451)	$210,672,377

2050 Retirement Fund
Bond Fund	$1,435,319	$789,023	$(553)	$84,494	$(29,069)	$2,279,214
Equity Index Fund	7,188,888	3,451,974	32,375	653,383	(129,814)	11,196,806
International Fund	3,403,713	1,743,646	7,957	195,370	(40,584)	5,310,102
Mid-Cap Equity Index Fund	4,099,458	1,972,556	41,892	370,145	(149,358)	6,334,693
Small Cap Growth Fund	2,118,222	1,043,373	5,817	50,352	(23,873)	3,193,891
Small Cap Value Fund	2,044,781	1,020,055	5,456	121,050	(23,873)	3,167,469

Total	$20,290,381	$10,020,627	$92,944	$1,474,794	$(396,571)	$31,482,175

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2014

3.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2013	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of June 30, 2014
Conservative Allocation Fund
Bond Fund	$27,314,101	$4,111,505	$107,710	$1,271,748	$(984,238)	$31,820,826
Equity Index Fund	29,386,718	1,938,872	2,508,294	(603,959)	(5,935,849)	27,294,076
International Fund	—	5,287,793	647	132,843	(58,531)	5,362,752
Mid-Cap Equity Index Fund	—	5,287,793	1,277	306,883	(58,531)	5,537,422
Mid-Term Bond Fund	40,891,298	3,212,672	426,139	712,582	(8,326,788)	36,915,903

Total	$97,592,117	$19,838,635	$3,044,067	$1,820,097	$(15,363,937)	$106,930,979

Moderate Allocation Fund
Bond Fund	$73,457,620	$3,107,071	$662,894	$2,879,128	$(5,538,320)	$74,568,393
Equity Index Fund	110,115,462	3,767,113	6,240,012	1,108,049	(13,753,365)	107,477,271
International Fund	—	29,583,524	1,740	755,539	(176,189)	30,164,614
Mid-Cap Equity Index Fund	48,956,526	1,614,477	4,135,557	(816,622)	(7,163,133)	46,726,805
Mid-Term Bond Fund	48,867,565	2,030,754	783,465	574,734	(7,768,189)	44,488,329

Total	$281,397,173	$40,102,939	$11,823,668	$4,500,828	$(34,399,196)	$303,425,412

Aggressive Allocation Fund
Bond Fund	$48,009,963	$1,570,559	$398,817	$1,915,645	$(2,883,037)	$49,011,947
Equity Index Fund	111,681,822	2,805,880	8,268,596	(1,739,784)	(32,711,974)	88,304,540
International Fund	—	36,565,205	3,237	930,827	(324,571)	37,174,698
Mid-Cap Equity Index Fund	51,632,826	1,340,951	1,631,358	1,968,037	(5,384,029)	51,189,143
Small Cap Growth Fund	12,738,539	335,238	97,711	43,960	(324,717)	12,890,731
Small Cap Value Fund	12,361,009	335,238	151,380	328,783	(514,937)	12,661,473

Total	$236,424,159	$42,953,071	$10,551,099	$3,447,468	$(42,143,265)	$251,232,532

4.	CAPITAL SHARE ACTIVITY

The Investment Company has registered an indefinite number of its capital shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. On February 25, 2014, the Board of Directors of the Investment Company increased the number of authorized shares from seven billion to seven and a half billion. Also on that date, the Board of Directors changed the number of authorized shares for the Funds as indicated by the following table. As a result of these actions, there remained 630,000,000 unallocated shares as of June 30, 2014.

	Authorized No. of Shares
	Previous Allocation	Allocation Increase/ (Decrease)	Total Shares Allocated
Equity Index Fund	700,000,000	—	700,000,000
All America Fund	200,000,000	—	200,000,000
Small Cap Value Fund	325,000,000	—	325,000,000
Small Cap Growth Fund	325,000,000	70,000,000	395,000,000
Mid Cap Value Fund	100,000,000	—	100,000,000
Mid-Cap Equity Index Fund	550,000,000	50,000,000	600,000,000
International Fund	300,000,000	40,000,000	340,000,000
Composite Fund	150,000,000	—	150,000,000
Retirement Income Fund	50,000,000	—	50,000,000
2010 Retirement Fund	50,000,000	—	50,000,000
2015 Retirement Fund	200,000,000	—	200,000,000
2020 Retirement Fund	325,000,000	25,000,000	350,000,000
2025 Retirement Fund	275,000,000	100,000,000	375,000,000
2030 Retirement Fund	250,000,000	40,000,000	290,000,000

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2014

4.	CAPITAL SHARE ACTIVITY (CONTINUED)

	Authorized No. of Shares
	Previous Allocation	Allocation Increase/ (Decrease)	Total Shares Allocated
2035 Retirement Fund	225,000,000	20,000,000	245,000,000
2040 Retirement Fund	200,000,000	—	200,000,000
2045 Retirement Fund	225,000,000	25,000,000	250,000,000
2050 Retirement Fund	100,000,000	—	100,000,000
Conservative Allocation Fund	100,000,000	25,000,000	125,000,000
Moderate Allocation Fund	250,000,000	—	250,000,000
Aggressive Allocation Fund	200,000,000	—	200,000,000
Money Market Fund	125,000,000	—	125,000,000
Mid-Term Bond Fund	450,000,000	50,000,000	500,000,000
Bond Fund	750,000,000	—	750,000,000

Sub-Total	6,425,000,000	445,000,000	6,870,000,000
Shares to be allocated at the discretion of the Board of Directors	575,000,000	55,000,000	630,000,000

Total	7,000,000,000	500,000,000	7,500,000,000

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION

Distributions — On February 15, 2013, required distributions of net investment income and, as applicable, net realized gains relating to 2012 were declared and paid for the funds (other than the Money Market Fund).

On September 13, 2013 and September 16, 2013, required distributions of net investment income and, as applicable, net realized gains relating to 2012 were declared and paid for all applicable funds in accordance with Internal Revenue Section 855(a).

The Funds of Mutual of America Investment Corporation intend to declare and pay their respective tax year 2013 investment company taxable income and capital gains in 2014 in accordance with Internal Revenue Section 855(a).

Pursuant to shareholders’ instructions, substantially all dividend distributions throughout 2014 and 2013 were immediately reinvested into their respective funds. The tax character of the distributions paid during 2014 and 2013 was as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth	Mid Cap Value Fund
Ordinary Income (a)
2014	$0	$0	$0	$0	$0
2013	$21,417,456	$4,003,917	$5,227,376	$102,671	$653,251
Long-Term Capital Gains
2014	$0	$0	$0	$0	$0
2013	$8,138,566	$3,065,838	$0	$24,068,829	$1,089,797

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Fund	2010 Retirement Fund
Ordinary Income (a)
2014	$0	$0	$0	$0	$0
2013	$9,796,628	$2,689,340	$3,658,911	$627	$505
Long-Term Capital Gains
2014	$0	$0	$0	$0	$0
2013	$19,498,971	$0	$0	$546,754	$1,051,449

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2014

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Ordinary Income (a)
2014	$0	$0	$0	$0	$0
2013	$12,035	$28,565	$36,299	$36,402	$33,799
Long-Term Capital Gains
2014	$0	$0	$0	$0	$0
2013	$4,958,097	$4,197,604	$4,026,971	$2,917,571	$2,217,204

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
Ordinary Income (a)
2014	$0	$0	$0	$0	$0
2013	$37,437	$53,020	$4,839	$36,913	$60,531
Long-Term Capital Gains
2014	$0	$0	$0	$0	$0
2013	$1,744,523	$1,990,117	$3,009	$1,124,868	$2,672,171

	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Ordinary Income (a)
2014	$0	$0	$0	$0
2013	$62,703	$0	$10,246,278	$23,755,259
Long-Term Capital Gains
2014	$0	$0	$0	$0
2013	$2,312,366	$0	$821,302	$1,270,568

Notes:

(a)	Includes distributions from Fund-level net short-term capital gains.

Undistributed net income and gains (losses) — As of June 30, 2014, undistributed net income and undistributed accumulated gain (loss) for Federal income tax purposes were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Accumulated undistributed net investment income	$46,296,011	$8,805,210	$9,320,117	$3,673,399	$2,273,281
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$59,086,348	$31,274,430	$52,514,126	$62,221,964	$8,867,247
Net unrealized appreciation (depreciation) of investments and futures contracts	$603,369,755	$88,009,352	$90,136,094	$86,612,866	$16,915,728

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Accumulated undistributed net investment income	$24,027,621	$9,418,735	$5,561,027	$746,239	$478,710
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$65,576,719	$911,516	$(695,089)	$1,579,046	$1,594,734
Net unrealized appreciation (depreciation) of investments and futures contracts	$291,213,664	$30,814,112	$43,250,255	$3,477,518	$3,074,616

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2014

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Accumulated undistributed net investment income	$2,616,090	$3,853,531	$3,459,110	$2,762,712	$2,061,376
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$9,112,465	$13,087,965	$9,558,009	$7,637,771	$5,318,724
Net unrealized appreciation (depreciation) of investments and futures contracts	$22,131,380	$47,248,919	$59,520,353	$54,956,966	$48,553,575

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
Accumulated undistributed net investment income	$1,709,321	$2,118,365	$55,752	$2,275,497	$5,454,410
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$4,355,993	$4,659,318	$153,582	$4,369,432	$14,759,180
Net unrealized appreciation (depreciation) of investments and futures contracts	$44,035,158	$56,784,187	$3,707,051	$10,690,918	$57,346,722

	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Accumulated undistributed net investment income	$3,823,217	$0	$16,420,635	$41,455,333
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$14,295,400	$0	$2,384,487	$918,083
Net unrealized appreciation (depreciation) of investments and futures contracts	$65,716,780	$(382)	$12,376,212	$29,968,479

The difference between the components of distributable earnings for income tax purposes and the amounts reflected in the statements of assets and liabilities arise primarily from federal income tax treatment of wash sales, REITs, partnerships, corporate actions and futures contracts.

Reclassifications — The Funds make adjustments to the components of net assets for book to tax differences that are considered permanent in nature. For the six months ended June 30, 2014, the Funds reclassified amounts primarily relating to differences in the book to tax treatment of partnership investments, REITs, net operating losses and the character of distributions. Each Fund’s net assets are not affected by these reclassifications.

During the six months ended June 30, 2014, each Fund reclassified the following book to tax differences [increases (decreases)]:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Accumulated undistributed net investment income	$(50,148)	$(157,952)	$(987,192)	$(282,284)	$20,182
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$50,148	$157,952	$987,192	$282,284	$(20,182)

Paid in capital	$0	$0	$0	$0	$0

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Accumulated undistributed net investment income	$167,352	$0	$(892)	$10,256	$6,034
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$(167,352)	$0	$892	$0	$0

Paid in capital	$0	$0	$0	$(10,256)	$(6,034)

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2014

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Accumulated undistributed net investment income	$34,371	$64,793	$66,645	$54,814	$45,144
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$0	$0	$0	$0	$0

Paid in capital	$(34,371)	$(64,793)	$(66,645)	$(54,814)	$(45,144)

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
Accumulated undistributed net investment income	$38,081	$48,294	$6,172	$0	$0
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$0	$0	$0	$0	$0

Paid in capital	$(38,081)	$(48,294)	$(6,172)	$0	$0

	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Accumulated undistributed net investment income	$0	$49,952	$0	$0
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$0	$(528)	$0	$0

Paid in capital	$0	$(49,424)	$0	$0

MUTUAL OF AMERICA INVESTMENT CORPORATION

ADDITIONAL INFORMATION

Quarterly Portfolio Schedules

Included in this Semi-Annual Report are summary schedules of Mutual of America Investment Corporation’s (“Investment Company”) Fund portfolio holdings as of June 30, 2014. The Investment Company files complete schedules of Fund portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q and for the second and fourth quarters of each fiscal year on Form N-CSR. The Forms N-Q and N-CSR are available on the SEC’s website at http://www.sec.gov. Additionally, the Forms N-Q and N-CSR may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A copy of the Investment Company’s proxy voting policies and procedures can be obtained free of charge by calling 1-800-468-3785. It is also available on the SEC’s website at http://www.sec.gov.

Information regarding how the Investment Company voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014 is available without charge by calling 1-800-468-3785. It is also available on the SEC website.

Code of Ethics

The Investment Company has adopted a Code of Ethics that complies with Rule 17j-1 of the Investment Company Act of 1940 and with the requirements of the Sarbanes-Oxley Act of 2002. A copy of the Code of Ethics is available free of charge, upon request. To obtain a free copy of the Code of Ethics, please call (212) 224-1568 or write to:

Ms. Kathryn Lu

Chief Compliance Officer

Mutual of America Investment Corporation

320 Park Avenue

New York, NY 10022-6839

Renewal of Investment Advisory Agreements

At its meeting held on February 25, 2014, the Board of Directors of the Investment Company renewed for a one-year period the investment advisory agreement with Mutual of America Capital Management LLC (the “Adviser”). The Board determined that renewing the agreement with the Adviser was in the best interest of the Investment Company based on the following considerations which are further enumerated below. The Board concluded that Mutual of America Capital Management LLC has performed extensive services for the Investment Company and has demonstrated satisfactory performance, that its fee is reasonable in comparison to fees charged for similar services to similar funds by other advisers, that the method of calculating the fee is reasonable, that the Adviser has not made excessive profits from the contract and the fee levels reflect that the Funds are appropriately benefiting from economies of scale.

Nature, Extent and Quality of Services

The Board considered the depth of experience and organizational structure of the Adviser. At December 31, 2013, the Adviser had approximately $13 billion of assets under management. The individual portfolio managers that oversee the investment performance of each of the Investment Company’s Funds have extensive experience and knowledge of the specific markets in which they participate. The Adviser adheres to a strict best execution policy which requires it to select broker/dealers based on their ability to execute trades at a favorable and reasonable price. All else being equal, the Advisor will also consider any research that the broker/dealers may provide. The Adviser maintains a highly qualified staff of research analysts and quantitative analysts who assist in the implementation of the disciplined investment policies employed by the portfolio managers to enhance stock selection and manage risk in the portfolios. The Adviser’s quantitative analysts have developed proprietary models that result in daily risk and attribution reports as well as information on stock movements, to enable the portfolio managers to make fully informed decisions on stock selection and to constantly evaluate the structure of each portfolio. When purchasing research and other services, the

Adviser uses its own funds to purchase such services from recognized firms that are utilized by the research staff. The Adviser also receives research services from broker/dealers which are utilized to benefit the Funds. The Board was aware of the receipt of these research services when it considered renewing the advisory agreement with the Adviser. The Adviser, at no cost, provides services beyond those set forth in the advisory agreement, such as assistance in the preparation of marketing materials and attendance at client and prospect meetings.

Investment Performance

The Board considered the short- and long-term performance of the Funds. During 2013, the vast majority of the Funds demonstrated gross performance that was above their benchmarks, when considering minimal tracking error. Performance has continued to improve over the past number of years due to changes made in the Adviser’s investment process and personnel, including the creation of the quantitative research group mentioned above.

Cost and Profit

The Board compared the advisory fees charged to each Fund by the Adviser with fees of numerous similar funds. In the case of each Fund, the Adviser’s fee compared favorably with fees charged by other advisers. Finally, the Adviser has not shown excessively high profits from the fees it is paid by the Investment Company.

Economies of Scale

The Board concluded that the reasonableness of the Adviser’s fees, particularly when compared to fees of similar funds that, in most cases, are many times the asset size of the Funds of the Investment Company demonstrates the fact that the Funds are benefiting from economies of scale. The Adviser utilizes the resources at its disposal efficiently. Its fees reflect cost savings and expense discounts, if any, that it realizes from volume increases.

MUTUAL OF AMERICA

LIFE INSURANCE COMPANY

320 PARK AVENUE

NEW YORK, NY 10022-6839

www.mutualofamerica.com

320 PARK AVENUE

NEW YORK NY 10022-6839

ADDRESS SERVICE REQUESTED

You can receive these and other important documents electronically. Sign up for eDocuments and we’ll waive the monthly participant charge. Find out more at mutualofamerica.com or call 1-800-468-3785.

M100-MOA

ITEM 2.    CODE OF ETHICS.

Item not applicable to semi-annual report.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Item not applicable to semi-annual report.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item not applicable to semi-annual report.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.    INVESTMENTS.

(a) Schedule I – Portfolios of Investments in Securities follows:

(b) Not applicable.

MUTUAL OF AMERICA INVESTMENT CORPORATION - EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (11.5%)
Amazon.com, Inc.*	33,155	10,768,081
AutoNation, Inc.*	5,628	335,879
AutoZone, Inc.*	2,955	1,584,589
Bed Bath & Beyond, Inc.*	18,148	1,041,332
Best Buy Co., Inc.	24,511	760,086
BorgWarner, Inc.	20,336	1,325,704
Cablevision Systems Corp. Cl A	19,256	339,868
CarMax, Inc.*	19,608	1,019,812
Carnival Corp.	39,008	1,468,651
CBS Corp. Cl B	47,012	2,921,326
Chipotle Mexican Grill, Inc.*	2,765	1,638,290
Coach, Inc.	24,388	833,826
Comcast Corp. Cl A	231,254	12,413,715
D.R. Horton, Inc.	25,462	625,856
Darden Restaurants, Inc.	11,738	543,117
Delphi Automotive PLC	24,581	1,689,698
DIRECTV*	41,678	3,543,047
Discovery Communications, Inc. Cl A*	19,396	1,440,735
Disney (Walt) Co.	143,265	12,283,541
Dollar General Corp.*	26,979	1,547,515
Dollar Tree, Inc.*	18,397	1,001,901
Expedia, Inc.	9,123	718,527
Family Dollar Stores, Inc.	8,504	562,455
Ford Motor Co.	351,733	6,063,877
Fossil Group, Inc.*	4,237	442,851
GameStop Corp. Cl A	10,193	412,511
Gannett Co., Inc.	20,174	631,648
Gap, Inc.	23,129	961,473
Garmin Ltd.	10,917	664,845
General Motors Co.	116,975	4,246,193
Genuine Parts Co.	13,661	1,199,436
Goodyear Tire & Rubber Co.	24,552	682,055
Graham Hldgs. Co. Cl B	388	278,627
H&R Block, Inc.	24,392	817,620
Harley-Davidson, Inc.	19,423	1,356,697
Harman Int’l. Industries, Inc.	6,057	650,704
Hasbro, Inc.	10,276	545,142
Home Depot, Inc.	121,678	9,851,051
Interpublic Group of Cos., Inc.	37,684	735,215
Johnson Controls, Inc.	59,077	2,949,715
Kohl’s Corp.	17,334	913,155
L Brands, Inc.	21,813	1,279,551
Leggett & Platt, Inc.	12,334	422,810
Lennar Corp. Cl A	15,638	656,483
Lowe’s Cos., Inc.	88,712	4,257,289
Macy’s, Inc.	32,060	1,860,121
Marriott International, Inc. Cl A	19,531	1,251,937
Mattel, Inc.	30,177	1,175,998
McDonald’s Corp.	87,921	8,857,162
Michael Kors Hldgs. Ltd.*	15,991	1,417,602
Mohawk Industries, Inc.*	5,441	752,708
Netflix, Inc.*	5,333	2,349,720
Newell Rubbermaid, Inc.	24,613	762,757

News Corp. Cl A*	44,294	794,634
NIKE, Inc. Cl B	65,614	5,088,366
Nordstrom, Inc.	12,505	849,465
O’Reilly Automotive, Inc.*	9,435	1,420,911
Omnicom Group, Inc.	22,988	1,637,205
PetSmart, Inc.	8,825	527,735
Priceline Group Inc.*	4,664	5,610,792
Pulte Homes, Inc.	30,314	611,130
PVH Corp.	7,318	853,279
Ralph Lauren Corp.	5,209	837,034
Ross Stores, Inc.	18,894	1,249,460
Scripps Networks Interactive, Inc. Cl A	9,535	773,670
Staples, Inc.	57,518	623,495
Starbucks Corp.	66,962	5,181,520
Starwood Hotels & Resorts	17,079	1,380,325
Target Corp.	56,350	3,265,483
Tiffany & Co.	9,871	989,568
Time Warner Cable, Inc.	24,783	3,650,536
Time Warner, Inc.	78,463	5,512,026
TJX Cos., Inc.	62,294	3,310,926
Tractor Supply Co.	12,320	744,128
TripAdvisor, Inc.*	9,897	1,075,408
Twenty-First Century Fox, Inc. Cl A	170,311	5,986,432
Under Armour, Inc. Cl A*	14,407	857,072
Urban Outfitters, Inc.*	9,069	307,076
V.F. Corp.	30,622	1,929,186
Viacom, Inc. Cl B	34,792	3,017,510
Whirlpool Corp.	6,915	962,706
Wyndham Worldwide Corp.	11,323	857,378
Wynn Resorts Ltd.	7,206	1,495,677
Yum! Brands, Inc.	39,261	3,187,993

		183,442,630

CONSUMER STAPLES (9.3%)
Altria Group, Inc.	176,697	7,410,672
Archer-Daniels-Midland Co.	58,215	2,567,864
Avon Products, Inc.	38,645	564,603
Brown-Forman Corp. Cl B	14,418	1,357,743
Campbell Soup Co.	15,916	729,112
Clorox Co.	11,438	1,045,433
Coca-Cola Co.	336,220	14,242,279
Coca-Cola Enterprises, Inc.	20,800	993,824
Colgate-Palmolive Co.	77,353	5,273,928
ConAgra Foods, Inc.	37,462	1,111,872
Constellation Brands, Inc. Cl A*	15,012	1,323,008
Costco Wholesale Corp.	38,987	4,489,743
CVS Caremark Corp.	104,003	7,838,706
Dr. Pepper Snapple Group, Inc.	17,461	1,022,865
Estee Lauder Cos., Inc. Cl A	22,474	1,668,919
General Mills, Inc.	54,659	2,871,784
Hershey Co.	13,272	1,292,295
Hormel Foods Corp.	11,976	591,016
J.M. Smucker Co.	9,222	982,789
Kellogg Co.	22,675	1,489,748
Keurig Green Mountain, Inc.	11,290	1,406,847
Kimberly-Clark Corp.	33,515	3,727,538
Kraft Foods Group, Inc.	52,952	3,174,472
Kroger Co.	45,324	2,240,365
Lorillard, Inc.	32,247	1,966,100
McCormick & Co., Inc.	11,609	831,088
Mead Johnson Nutrition Co.	17,976	1,674,824
Molson Coors Brewing Co. Cl B	14,133	1,048,103
Mondelez International, Inc. Cl A	150,456	5,658,650

Monster Beverage Corp.*	12,038	855,059
PepsiCo, Inc.	134,839	12,046,516
Philip Morris Int’l., Inc.	139,909	11,795,728
Proctor & Gamble Co.	240,697	18,916,377
Reynolds American, Inc.	27,677	1,670,307
Safeway, Inc.	20,486	703,489
Sysco Corp.	51,998	1,947,325
Tyson Foods, Inc. Cl A	24,483	919,092
Wal-Mart Stores, Inc.	143,371	10,762,861
Walgreen Co.	78,108	5,790,146
Whole Foods Market, Inc.	32,696	1,263,046

		147,266,136

ENERGY (10.6%)
Anadarko Petroleum Corp.	44,924	4,917,830
Apache Corp.	34,315	3,452,775
Baker Hughes, Inc.	38,780	2,887,171
Cabot Oil & Gas Corp.	37,118	1,267,209
Cameron International Corp.*	18,162	1,229,749
Chesapeake Energy Corp.	45,037	1,399,750
Chevron Corp.	169,331	22,106,162
Cimarex Energy Co.	7,742	1,110,667
ConocoPhillips	109,204	9,362,059
CONSOL Energy, Inc.	20,451	942,178
Denbury Resources, Inc.	31,282	577,466
Devon Energy Corp.	34,105	2,707,937
Diamond Offshore Drilling, Inc.	6,099	302,693
Ensco PLC Cl A	20,788	1,155,189
EOG Resources, Inc.	48,611	5,680,681
EQT Corp.	13,499	1,443,043
Exxon Mobil Corp.	381,986	38,458,348
FMC Technologies, Inc.*	20,919	1,277,523
Halliburton Co.	75,120	5,334,271
Helmerich & Payne, Inc.	9,619	1,116,862
Hess Corp.	23,478	2,321,739
Kinder Morgan, Inc.	59,431	2,154,968
Marathon Oil Corp.	60,137	2,400,669
Marathon Petroleum Corp.	25,678	2,004,681
Murphy Oil Corp.	15,004	997,466
Nabors Industries Ltd.	23,282	683,792
National Oilwell Varco, Inc.	38,163	3,142,723
Newfield Exploration Co.*	12,128	536,058
Noble Corp. PLC	22,614	758,926
Noble Energy, Inc.	31,955	2,475,234
Occidental Petroleum Corp.	69,880	7,171,784
ONEOK, Inc.	18,490	1,258,799
Peabody Energy Corp.	24,134	394,591
Phillips 66	50,332	4,048,203
Pioneer Natural Resources Co.	12,725	2,924,332
QEP Resources, Inc.	16,017	552,587
Range Resources Corp.	15,003	1,304,511
Rowan Companies PLC Cl A	11,062	353,210
Schlumberger Ltd.	115,830	13,662,149
Seventy Seven Energy, Inc.*	1	22
Southwestern Energy Co.*	31,406	1,428,659
Spectra Energy Corp.	59,658	2,534,272
Tesoro Corp.	11,504	674,940
Transocean Ltd.	30,273	1,363,193
Valero Energy Corp.	47,467	2,378,097
Williams Cos., Inc.	65,708	3,824,863

		168,080,031

FINANCIALS (15.7%)
ACE Ltd.	30,039	3,115,044

Affiliated Managers Group, Inc.*	5,172	1,062,329
Aflac, Inc.	40,396	2,514,651
Allstate Corp.	38,604	2,266,827
American Express Co.	80,980	7,682,573
American Int’l. Group, Inc.	128,680	7,023,354
American Tower Corp.	35,201	3,167,386
Ameriprise Financial, Inc.	16,889	2,026,680
Aon PLC	26,374	2,376,034
Apartment Investment & Management Co. Cl A	12,996	419,381
Assurant, Inc.	6,372	417,685
AvalonBay Communities, Inc.	10,838	1,541,055
Bank of America Corp.	935,433	14,377,605
Bank of New York Mellon Corp.	101,436	3,801,821
BB&T Corp.	63,910	2,519,971
Berkshire Hathaway, Inc. Cl B*	160,155	20,269,217
BlackRock, Inc.	11,129	3,556,828
Boston Properties, Inc.	13,614	1,608,903
Capital One Financial Corp.	50,842	4,199,549
CBRE Group, Inc.*	24,809	794,880
Charles Schwab Corp.	104,163	2,805,110
Chubb Corp.	21,748	2,004,513
Cincinnati Financial Corp.	13,090	628,844
Citigroup, Inc.	270,213	12,727,032
CME Group, Inc.	28,076	1,991,992
Comerica, Inc.	16,159	810,535
Crown Castle International Corp.	29,691	2,204,854
Discover Financial Svcs.	41,475	2,570,621
E*Trade Financial Corp.*	25,650	545,319
Equity Residential	29,876	1,882,188
Essex Property Trust, Inc.	5,561	1,028,285
Fifth Third Bancorp	75,653	1,615,192
Franklin Resources, Inc.	35,734	2,066,855
General Growth Pptys., Inc.	46,379	1,092,689
Genworth Financial, Inc. Cl A*	44,145	768,123
Goldman Sachs Group, Inc.	36,992	6,193,940
Hartford Financial Svcs. Group, Inc.	40,001	1,432,436
HCP, Inc.	40,757	1,686,525
Health Care REIT, Inc.	27,171	1,702,807
Host Hotels & Resorts, Inc.	67,330	1,481,933
Hudson City Bancorp, Inc.	42,328	416,084
Huntington Bancshares, Inc.	73,630	702,430
Intercontinental Exchange Inc	10,238	1,933,958
Invesco Ltd.	38,486	1,452,847
JPMorgan Chase & Co.	336,651	19,397,831
KeyCorp	78,569	1,125,894
Kimco Realty Corp.	36,523	839,299
Legg Mason, Inc.	9,143	469,127
Leucadia National Corp.	28,195	739,273
Lincoln National Corp.	23,460	1,206,782
Loews Corp.	27,159	1,195,268
M&T Bank Corp.	11,695	1,450,765
Marsh & McLennan Cos., Inc.	48,887	2,533,324
McGraw-Hill Financial, Inc.	24,213	2,010,405
MetLife, Inc.	100,102	5,561,667
Moody’s Corp.	16,727	1,466,289
Morgan Stanley	124,497	4,024,988
Nasdaq OMX Group, Inc.	10,476	404,583
Navient Corp.	37,602	665,931
Northern Trust Corp.	19,773	1,269,624
People’s United Financial, Inc.	27,588	418,510
Plum Creek Timber Co., Inc.	15,753	710,460
PNC Financial Svcs. Grp., Inc.	47,510	4,230,766

Principal Financial Grp., Inc.	24,344	1,228,885
Progressive Corp.	48,446	1,228,591
ProLogis, Inc.	44,448	1,826,368
Prudential Financial, Inc.	41,095	3,648,003
Public Storage	12,892	2,209,044
Regions Financial Corp.	122,663	1,302,681
Simon Property Group, Inc.	27,634	4,594,981
State Street Corp.	38,318	2,577,269
SunTrust Banks, Inc.	47,396	1,898,684
T. Rowe Price Group, Inc.	23,371	1,972,746
The Macerich Co.	12,515	835,376
Torchmark Corp.	7,810	639,795
Travelers Cos., Inc.	30,908	2,907,516
U.S. Bancorp	161,458	6,994,361
Unum Group	22,896	795,865
Ventas, Inc.	26,182	1,678,266
Vornado Realty Trust	15,504	1,654,742
Wells Fargo & Co.	426,342	22,408,536
Weyerhaeuser Co.	52,060	1,722,665
XL Group PLC	24,149	790,397
Zions Bancorporation	16,446	484,664

		249,607,106

HEALTH CARE (13.0%)
Abbott Laboratories	133,598	5,464,158
AbbVie, Inc.	141,412	7,981,293
Actavis PLC*	15,517	3,461,067
Aetna, Inc.	31,791	2,577,614
Agilent Technologies, Inc.	29,643	1,702,694
Alexion Pharmaceuticals, Inc.*	17,594	2,749,063
Allergan, Inc.	26,467	4,478,746
AmerisourceBergen Corp.	20,088	1,459,594
Amgen, Inc.	67,337	7,970,681
Bard (C.R.), Inc.	6,783	970,037
Baxter International, Inc.	48,265	3,489,560
Becton, Dickinson & Co.	17,185	2,032,986
Biogen Idec, Inc.*	21,099	6,652,726
Boston Scientific Corp.*	117,653	1,502,429
Bristol-Myers Squibb Co.	147,407	7,150,714
Cardinal Health, Inc.	30,261	2,074,694
CareFusion Corp.*	18,440	817,814
Celgene Corp.*	71,236	6,117,748
Cerner Corp.*	26,268	1,354,903
CIGNA Corp.	23,897	2,197,807
Covidien PLC	40,106	3,616,759
DaVita HealthCare Partners, Inc.*	15,815	1,143,741
DENTSPLY International, Inc.	12,613	597,226
Edwards Lifesciences Corp.*	9,383	805,437
Express Scripts Hldg. Co.*	68,756	4,766,853
Forest Laboratories, Inc.*	21,337	2,112,363
Gilead Sciences, Inc.*	136,599	11,325,423
Hospira, Inc.*	14,868	763,769
Humana, Inc.	13,769	1,758,577
Intuitive Surgical, Inc.*	3,416	1,406,709
Johnson & Johnson	251,649	26,327,518
Laboratory Corp. of America Hldgs.*	7,543	772,403
Lilly (Eli) & Co.	87,626	5,447,708
McKesson Corp.	20,509	3,818,981
Medtronic, Inc.	88,862	5,665,841
Merck & Co., Inc.	259,946	15,037,876
Mylan, Inc.*	33,243	1,714,009
Patterson Cos., Inc.	7,303	288,542
PerkinElmer, Inc.	10,071	471,726

Perrigo Co. PLC	11,901	1,734,690
Pfizer, Inc.	567,389	16,840,106
Quest Diagnostics, Inc.	12,851	754,225
Regeneron Pharmaceuticals, Inc.*	7,089	2,002,430
St. Jude Medical, Inc.	25,281	1,750,709
Stryker Corp.	26,302	2,217,785
Tenet Healthcare Corp.*	8,686	407,721
Thermo Fisher Scientific, Inc.	35,486	4,187,348
UnitedHealth Group, Inc.	87,159	7,125,248
Varian Medical Systems, Inc.*	9,246	768,712
Vertex Pharmaceuticals, Inc.*	21,015	1,989,700
Waters Corp.*	7,542	787,686
WellPoint, Inc.	24,877	2,677,014
Zimmer Hldgs., Inc.	14,928	1,550,422
Zoetis, Inc.	44,566	1,438,145

		206,279,730

INDUSTRIALS (10.2%)
3M Co.	55,288	7,919,453
Allegion PLC	7,986	452,646
AMETEK, Inc.	21,819	1,140,697
Boeing Co.	59,675	7,592,450
Caterpillar, Inc.	55,525	6,033,902
Cintas Corp.	8,980	570,589
CSX Corp.	89,338	2,752,504
Cummins, Inc.	15,211	2,346,905
Danaher Corp.	53,512	4,213,000
Deere & Co.	32,359	2,930,107
Delta Air Lines, Inc.	75,423	2,920,379
Dover Corp.	14,809	1,346,879
Dun & Bradstreet Corp.	3,292	362,778
Eaton Corp. PLC	42,402	3,272,586
Emerson Electric Co.	62,420	4,142,191
Equifax, Inc.	10,855	787,422
Expeditors Int’l. of Wash.	17,557	775,317
Fastenal Co.	24,286	1,201,914
FedEx Corp.	24,709	3,740,448
Flowserve Corp.	12,215	908,185
Fluor Corp.	14,155	1,088,520
General Dynamics Corp.	28,973	3,376,803
General Electric Co.	891,974	23,441,077
Grainger (W.W.), Inc.	5,417	1,377,381
Honeywell International, Inc.	69,658	6,474,711
Illinois Tool Works, Inc.	33,764	2,956,376
Ingersoll-Rand PLC	22,327	1,395,661
Iron Mountain, Inc.	15,197	538,734
Jacobs Engineering Group, Inc.*	11,762	626,679
Joy Global, Inc.	8,887	547,261
Kansas City Southern	9,813	1,054,996
L-3 Communications Hldgs., Inc.	7,671	926,273
Lockheed Martin Corp.	23,713	3,811,390
Masco Corp.	31,701	703,762
Nielsen N.V.	26,963	1,305,279
Norfolk Southern Corp.	27,543	2,837,755
Northrop Grumman Corp.	19,047	2,278,593
PACCAR, Inc.	31,551	1,982,349
Pall Corp.	9,757	833,150
Parker Hannifin Corp.	13,248	1,665,671
Pentair PLC	17,318	1,248,974
Pitney Bowes, Inc.	18,025	497,851
Precision Castparts Corp.	12,876	3,249,902
Quanta Services, Inc.*	19,379	670,126
Raytheon Co.	27,828	2,567,133

Republic Services, Inc.	23,773	902,661
Robert Half Int’l., Inc.	12,230	583,860
Robinson (C.H.) Worldwide, Inc.	13,202	842,156
Rockwell Automation, Inc.	12,314	1,541,220
Rockwell Collins, Inc.	12,052	941,743
Roper Industries, Inc.	8,877	1,296,131
Ryder System, Inc.	4,731	416,754
Snap-on, Inc.	5,181	614,052
Southwest Airlines Co.	61,539	1,652,938
Stanley Black & Decker, Inc.	13,881	1,219,029
Stericycle, Inc.*	7,533	892,058
Textron, Inc.	24,829	950,702
The ADT Corp.	15,500	541,570
Tyco International Ltd.	41,031	1,871,014
Union Pacific Corp.	80,574	8,037,257
United Parcel Service, Inc. Cl B	62,697	6,436,474
United Technologies Corp.	75,020	8,661,059
Waste Management, Inc.	38,482	1,721,300
Xylem, Inc.	16,348	638,880

		162,627,617

INFORMATION TECHNOLOGY (18.3%)
Accenture Ltd. Cl A	56,312	4,552,262
Adobe Systems, Inc.*	41,175	2,979,423
Akamai Technologies, Inc.*	15,834	966,824
Alliance Data Systems Corp.*	4,821	1,355,906
Altera Corp.	27,865	968,587
Amphenol Corp. Cl A	13,977	1,346,544
Analog Devices, Inc.	27,944	1,510,932
Apple, Inc.	536,341	49,842,164
Applied Materials, Inc.	108,288	2,441,894
Autodesk, Inc.*	20,269	1,142,766
Automatic Data Processing, Inc.	42,883	3,399,764
Avago Technologies Ltd.	22,390	1,613,647
Broadcom Corp. Cl A	49,435	1,835,027
CA, Inc.	28,368	815,296
Cisco Systems, Inc.	455,666	11,323,300
Citrix Systems, Inc.*	14,576	911,729
Cognizant Technology Solutions*	54,123	2,647,156
Computer Sciences Corp.	12,886	814,395
Corning, Inc.	116,389	2,554,739
eBay, Inc.*	101,458	5,078,987
Electronic Arts, Inc.*	27,979	1,003,607
EMC Corp.	182,109	4,796,751
F5 Networks, Inc.*	6,736	750,660
Facebook, Inc. Cl A*	152,969	10,293,284
Fidelity Nat’l. Information Svcs., Inc.	25,599	1,401,289
First Solar, Inc.*	6,323	449,312
Fiserv, Inc.*	22,168	1,337,174
FLIR Systems, Inc.	12,597	437,494
Google, Inc. Cl A*	25,199	14,733,099
Google, Inc. Cl C*	25,199	14,496,481
Harris Corp.	9,473	717,580
Hewlett-Packard Co.	166,458	5,606,305
Int’l. Business Machines Corp.	84,633	15,341,424
Intel Corp.	442,796	13,682,396
Intuit, Inc.	25,252	2,033,544
Jabil Circuit, Inc.	16,454	343,889
Juniper Networks, Inc.*	42,141	1,034,140
KLA-Tencor Corp.	14,754	1,071,731
Lam Research Corp.	14,421	974,571
Linear Technology Corp.	21,042	990,447
MasterCard, Inc. Cl A	89,379	6,566,675

Microchip Technology, Inc.	17,816	869,599
Micron Technology, Inc.*	95,211	3,137,202
Microsoft Corp.	668,637	27,882,163
Motorola Solutions, Inc.	20,124	1,339,655
NetApp, Inc.	29,468	1,076,171
NVIDIA Corp.	49,632	920,177
Oracle Corp.	305,398	12,377,781
Paychex, Inc.	28,795	1,196,720
QUALCOMM, Inc.	150,138	11,890,930
Red Hat, Inc.*	16,843	930,913
Salesforce.com, inc.*	50,247	2,918,346
SanDisk Corp.	20,121	2,101,236
Seagate Technology PLC	29,047	1,650,451
Symantec Corp.	61,527	1,408,968
TE Connectivity Ltd.	36,356	2,248,255
Teradata Corp.*	14,028	563,926
Texas Instruments, Inc.	96,009	4,588,270
Total System Services, Inc.	14,773	464,020
VeriSign, Inc.*	10,991	536,471
Visa, Inc. Cl A	44,715	9,421,898
Western Digital Corp.	18,609	1,717,611
Western Union Co.	47,937	831,228
Xerox Corp.	97,169	1,208,782
Xilinx, Inc.	23,910	1,131,182
Yahoo!, Inc.*	83,288	2,925,907

		291,501,057

MATERIALS (3.4%)
Air Products & Chemicals, Inc.	18,882	2,428,603
Airgas, Inc.	5,948	647,797
Alcoa, Inc.	104,275	1,552,655
Allegheny Technologies, Inc.	9,658	435,576
Avery Dennison Corp.	8,468	433,985
Ball Corp.	12,401	777,295
Bemis Co., Inc.	8,971	364,761
CF Industries Hldgs., Inc.	4,632	1,114,135
Dow Chemical Co.	107,101	5,511,417
Du Pont (E.I.) de Nemours & Co.	81,687	5,345,597
Eastman Chemical Co.	13,365	1,167,433
Ecolab, Inc.	24,032	2,675,723
FMC Corp.	11,845	843,246
Freeport-McMoRan Copper & Gold, Inc.	92,395	3,372,418
Int’l. Flavors & Fragrances, Inc.	7,231	754,049
International Paper Co.	38,532	1,944,710
LyondellBasell Inds. N.V. Cl A	37,053	3,618,225
MeadWestvaco Corp.	14,931	660,846
Monsanto Co.	46,626	5,816,127
Newmont Mining Corp.	44,327	1,127,679
Nucor Corp.	28,328	1,395,154
Owens-Illinois, Inc.*	14,684	508,654
PPG Industries, Inc.	12,299	2,584,635
Praxair, Inc.	26,057	3,461,412
Sealed Air Corp.	17,286	590,663
Sherwin-Williams Co.	7,534	1,558,860
Sigma-Aldrich Corp.	10,571	1,072,745
The Mosaic Co.	28,774	1,422,874
United States Steel Corp.	12,872	335,187
Vulcan Materials Co.	11,635	741,731

		54,264,192

TELECOMMUNICATION SERVICES (2.3%)
AT&T, Inc.	461,521	16,319,383
CenturyLink, Inc.	50,947	1,844,281
Frontier Communications Corp.	89,154	520,659

Verizon Communications, Inc.	368,357	18,023,708
Windstream Hldgs., Inc.	53,606	533,916

		37,241,947

UTILITIES (3.1%)
AES Corp.	58,712	912,972
AGL Resources, Inc.	10,609	583,813
Ameren Corp.	21,583	882,313
American Electric Power Co., Inc.	43,408	2,420,864
CenterPoint Energy, Inc.	38,227	976,318
CMS Energy Corp.	23,972	746,728
Consolidated Edison, Inc.	26,054	1,504,358
Dominion Resources, Inc.	51,734	3,700,016
DTE Energy Co.	15,746	1,226,141
Duke Energy Corp.	62,910	4,667,293
Edison International	28,981	1,684,086
Entergy Corp.	15,956	1,309,828
Exelon Corp.	76,384	2,786,488
FirstEnergy Corp.	37,329	1,296,063
Integrys Energy Group, Inc.	7,113	505,948
NextEra Energy, Inc.	38,793	3,975,507
NiSource, Inc.	28,009	1,101,874
Northeast Utilities	28,107	1,328,618
NRG Energy, Inc.	29,997	1,115,888
Pepco Hldgs., Inc.	22,329	613,601
PG&E Corp.	41,332	1,984,763
Pinnacle West Capital Corp.	9,817	567,815
PPL Corp.	56,194	1,996,573
Public Svc. Enterprise Group, Inc.	45,003	1,835,672
SCANA Corp.	12,595	677,737
Sempra Energy	20,280	2,123,519
Southern Co.	79,238	3,595,820
TECO Energy, Inc.	18,212	336,558
Wisconsin Energy Corp.	20,061	941,262
Xcel Energy, Inc.	44,651	1,439,102

		48,837,538

TOTAL INDEXED ASSETS - COMMON STOCKS (Cost: $933,757,901) 97.4%		1,549,147,984

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.4%)
U.S. Treasury Bill (1)	A-1+	0.03	07/10/14	3,000,000	2,999,979
U.S. Treasury Bill (1)	A-1+	0.02	08/21/14	2,500,000	2,499,929

					5,499,908

COMMERCIAL PAPER (2.2%)
Air Products & Chemicals†	A-1	0.09	07/16/14	1,500,000	1,499,944
Alabama Power Co.†	A-1	0.10	07/07/14	9,000,000	8,999,850
Dover Corp.†	A-1	0.07	07/01/14	3,600,000	3,600,000
Int’l. Business Machines Corp.†	A-1+	0.10	09/10/14	2,150,000	2,149,576
National Rural Utilities	A-1	0.09	07/15/14	1,600,000	1,599,944
Piedmont Natural Gas Co.†	A-1	0.11	07/01/14	3,700,000	3,700,000
Piedmont Natural Gas Co.†	A-1	0.11	07/02/14	2,000,000	1,999,994
Precision Castparts Corp.†	A-1	0.06	07/01/14	6,400,000	6,400,000
Wisconsin Power & Light	A-1	0.07	07/01/14	5,500,000	5,500,000

					35,449,308

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $40,949,216) 2.6%					40,949,216

TEMPORARY CASH INVESTMENTS (2) (Cost: $375,600) 0.0% (3)					375,600

TOTAL INVESTMENTS (Cost: $975,082,717) 100.0%	1,590,472,800

OTHER NET ASSETS 0.0% (3)	433,199

NET ASSETS 100.0%	$1,590,905,999

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (6.9%)
Amazon.com, Inc.*	3,999	1,298,795
AutoNation, Inc.*	678	40,463
AutoZone, Inc.*	356	190,901
Bed Bath & Beyond, Inc.*	2,189	125,605
Best Buy Co., Inc.	2,956	91,666
BorgWarner, Inc.	2,452	159,846
Cablevision Systems Corp. Cl A	2,323	41,001
CarMax, Inc.*	2,364	122,952
Carnival Corp.	4,704	177,106
CBS Corp. Cl B	5,670	352,334
Chipotle Mexican Grill, Inc.*	334	197,898
Coach, Inc.	2,941	100,553
Comcast Corp. Cl A	27,888	1,497,028
D.R. Horton, Inc.	3,071	75,485
Darden Restaurants, Inc.	1,416	65,518
Delphi Automotive PLC	2,965	203,814
DIRECTV*	5,026	427,260
Discovery Communications, Inc. Cl A*	2,339	173,741
Disney (Walt) Co.	17,277	1,481,330
Dollar General Corp.*	3,253	186,592
Dollar Tree, Inc.*	2,219	120,847
Expedia, Inc.	1,100	86,636
Family Dollar Stores, Inc.	1,025	67,794
Ford Motor Co.	42,416	731,252
Fossil Group, Inc.*	511	53,410
GameStop Corp. Cl A	1,229	49,738
Gannett Co., Inc.	2,433	76,177
Gap, Inc.	2,789	115,939
Garmin Ltd.	1,317	80,205
General Motors Co.	14,107	512,084
Genuine Parts Co.	1,647	144,607
Goodyear Tire & Rubber Co.	2,960	82,229
Graham Hldgs. Co. Cl B	47	33,751
H&R Block, Inc.	2,942	98,616
Harley-Davidson, Inc.	2,342	163,589
Harman Int’l. Industries, Inc.	730	78,424
Hasbro, Inc.	1,239	65,729
Home Depot, Inc.	14,674	1,188,007
Interpublic Group of Cos., Inc.	4,544	88,653
Johnson Controls, Inc.	7,124	355,701
Kohl’s Corp.	2,091	110,154
L Brands, Inc.	2,630	154,276
Leggett & Platt, Inc.	1,488	51,009
Lennar Corp. Cl A	1,886	79,174
Lowe’s Cos., Inc.	10,698	513,397
Macy’s, Inc.	3,866	224,305
Marriott International, Inc. Cl A	2,355	150,956
Mattel, Inc.	3,640	141,851
McDonald’s Corp.	10,603	1,068,146
Michael Kors Hldgs. Ltd.*	1,928	170,917
Mohawk Industries, Inc.*	656	90,751
Netflix, Inc.*	644	283,746
Newell Rubbermaid, Inc.	2,969	92,009

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

News Corp. Cl A*	5,342	95,836
NIKE, Inc. Cl B	7,913	613,653
Nordstrom, Inc.	1,508	102,438
O’Reilly Automotive, Inc.*	1,137	171,232
Omnicom Group, Inc.	2,772	197,422
PetSmart, Inc.	1,065	63,687
Priceline Group Inc.*	562	676,086
Pulte Homes, Inc.	3,656	73,705
PVH Corp.	882	102,841
Ralph Lauren Corp.	629	101,074
Ross Stores, Inc.	2,278	150,644
Scripps Networks Interactive, Inc. Cl A	1,150	93,311
Staples, Inc.	6,937	75,197
Starbucks Corp.	8,076	624,921
Starwood Hotels & Resorts	2,060	166,489
Target Corp.	6,796	393,828
Tiffany & Co.	1,190	119,298
Time Warner Cable, Inc.	2,989	440,280
Time Warner, Inc.	9,462	664,706
TJX Cos., Inc.	7,512	399,263
Tractor Supply Co.	1,486	89,754
TripAdvisor, Inc.*	1,193	129,631
Twenty-First Century Fox, Inc. Cl A	20,538	721,911
Under Armour, Inc. Cl A*	1,737	103,334
Urban Outfitters, Inc.*	1,093	37,009
V.F. Corp.	3,693	232,659
Viacom, Inc. Cl B	4,196	363,919
Whirlpool Corp.	833	115,970
Wyndham Worldwide Corp.	1,365	103,358
Wynn Resorts Ltd.	869	180,370
Yum! Brands, Inc.	4,735	384,482

		22,122,275

CONSUMER STAPLES (5.5%)
Altria Group, Inc.	21,309	893,699
Archer-Daniels-Midland Co.	7,020	309,652
Avon Products, Inc.	4,661	68,097
Brown-Forman Corp. Cl B	1,738	163,667
Campbell Soup Co.	1,920	87,955
Clorox Co.	1,380	126,132
Coca-Cola Co.	40,546	1,717,529
Coca-Cola Enterprises, Inc.	2,509	119,880
Colgate-Palmolive Co.	9,329	636,051
ConAgra Foods, Inc.	4,518	134,094
Constellation Brands, Inc. Cl A*	1,810	159,515
Costco Wholesale Corp.	4,702	541,482
CVS Caremark Corp.	12,541	945,215
Dr. Pepper Snapple Group, Inc.	2,105	123,311
Estee Lauder Cos., Inc. Cl A	2,711	201,319
General Mills, Inc.	6,591	346,291
Hershey Co.	1,600	155,792
Hormel Foods Corp.	1,444	71,261
J.M. Smucker Co.	1,113	118,612
Kellogg Co.	2,734	179,624
Keurig Green Mountain, Inc.	1,361	169,594
Kimberly-Clark Corp.	4,042	449,551
Kraft Foods Group, Inc.	6,385	382,781
Kroger Co.	5,465	270,135
Lorillard, Inc.	3,888	237,051

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

McCormick & Co., Inc.	1,400	100,226
Mead Johnson Nutrition Co.	2,167	201,899
Molson Coors Brewing Co. Cl B	1,704	126,369
Mondelez International, Inc. Cl A	18,143	682,358
Monster Beverage Corp.*	1,452	103,136
PepsiCo, Inc.	16,261	1,452,758
Philip Morris Int’l., Inc.	16,872	1,422,478
Proctor & Gamble Co.	29,026	2,281,153
Reynolds American, Inc.	3,337	201,388
Safeway, Inc.	2,471	84,854
Sysco Corp.	6,271	234,849
Tyson Foods, Inc. Cl A	2,952	110,818
Wal-Mart Stores, Inc.	17,290	1,297,960
Walgreen Co.	9,420	698,305
Whole Foods Market, Inc.	3,943	152,318

		17,759,159

ENERGY (6.3%)
Anadarko Petroleum Corp.	5,417	592,999
Apache Corp.	4,139	416,466
Baker Hughes, Inc.	4,676	348,128
Cabot Oil & Gas Corp.	4,476	152,811
Cameron International Corp.*	2,190	148,285
Chesapeake Energy Corp.	5,431	168,795
Chevron Corp.	20,420	2,665,831
Cimarex Energy Co.	934	133,992
ConocoPhillips	13,169	1,128,978
CONSOL Energy, Inc.	2,466	113,609
Denbury Resources, Inc.	3,772	69,631
Devon Energy Corp.	4,112	326,493
Diamond Offshore Drilling, Inc.	735	36,478
Ensco PLC Cl A	2,506	139,258
EOG Resources, Inc.	5,862	685,033
EQT Corp.	1,628	174,033
Exxon Mobil Corp.	46,064	4,637,719
FMC Technologies, Inc.*	2,522	154,019
Halliburton Co.	9,058	643,209
Helmerich & Payne, Inc.	1,160	134,688
Hess Corp.	2,832	280,056
Kinder Morgan, Inc.	7,166	259,839
Marathon Oil Corp.	7,252	289,500
Marathon Petroleum Corp.	3,097	241,783
Murphy Oil Corp.	1,809	120,262
Nabors Industries Ltd.	2,807	82,442
National Oilwell Varco, Inc.	4,602	378,975
Newfield Exploration Co.*	1,462	64,620
Noble Corp. PLC	2,727	91,518
Noble Energy, Inc.	3,853	298,453
Occidental Petroleum Corp.	8,426	864,760
ONEOK, Inc.	2,229	151,750
Peabody Energy Corp.	2,911	47,595
Phillips 66	6,069	488,130
Pioneer Natural Resources Co.	1,535	352,758
QEP Resources, Inc.	1,931	66,620
Range Resources Corp.	1,810	157,380
Rowan Companies PLC Cl A	1,333	42,563
Schlumberger Ltd.	13,968	1,647,526
Seventy Seven Energy, Inc.*	1	22
Southwestern Energy Co.*	3,788	172,316

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

Spectra Energy Corp.	7,195	305,644
Tesoro Corp.	1,388	81,434
Transocean Ltd.	3,650	164,360
Valero Energy Corp.	5,724	286,772
Williams Cos., Inc.	7,923	461,198

		20,268,731

FINANCIALS (9.3%)
ACE Ltd.	3,623	375,705
Affiliated Managers Group, Inc.*	601	123,445
Aflac, Inc.	4,871	303,220
Allstate Corp.	4,656	273,400
American Express Co.	9,765	926,406
American Int’l. Group, Inc.	15,518	846,972
American Tower Corp.	4,245	381,965
Ameriprise Financial, Inc.	2,036	244,320
Aon PLC	3,181	286,576
Apartment Investment & Management Co. Cl A	1,568	50,599
Assurant, Inc.	768	50,342
AvalonBay Communities, Inc.	1,307	185,842
Bank of America Corp.	112,804	1,733,797
Bank of New York Mellon Corp.	12,232	458,455
BB&T Corp.	7,707	303,887
Berkshire Hathaway, Inc. Cl B*	19,313	2,444,253
BlackRock, Inc.	1,343	429,223
Boston Properties, Inc.	1,642	194,052
Capital One Financial Corp.	6,131	506,421
CBRE Group, Inc.*	2,992	95,864
Charles Schwab Corp.	12,561	338,268
Chubb Corp.	2,623	241,762
Cincinnati Financial Corp.	1,578	75,807
Citigroup, Inc.	32,586	1,534,801
CME Group, Inc.	3,385	240,166
Comerica, Inc.	1,948	97,712
Crown Castle International Corp.	3,580	265,851
Discover Financial Svcs.	5,001	309,962
E*Trade Financial Corp.*	3,093	65,757
Equity Residential	3,603	226,989
Essex Property Trust, Inc.	671	124,075
Fifth Third Bancorp	9,123	194,776
Franklin Resources, Inc.	4,310	249,290
General Growth Pptys., Inc.	5,593	131,771
Genworth Financial, Inc. Cl A*	5,324	92,638
Goldman Sachs Group, Inc.	4,460	746,782
Hartford Financial Svcs. Group, Inc.	4,824	172,747
HCP, Inc.	4,915	203,383
Health Care REIT, Inc.	3,277	205,370
Host Hotels & Resorts, Inc.	8,120	178,721
Hudson City Bancorp, Inc.	5,104	50,172
Huntington Bancshares, Inc.	8,879	84,706
Intercontinental Exchange Inc	1,235	233,292
Invesco Ltd.	4,641	175,198
JPMorgan Chase & Co.	40,597	2,339,199
KeyCorp	9,474	135,762
Kimco Realty Corp.	4,405	101,227
Legg Mason, Inc.	1,103	56,595
Leucadia National Corp.	3,400	89,148
Lincoln National Corp.	2,829	145,524
Loews Corp.	3,275	144,133

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

M&T Bank Corp.	1,410	174,911
Marsh & McLennan Cos., Inc.	5,895	305,479
McGraw-Hill Financial, Inc.	2,920	242,448
MetLife, Inc.	12,071	670,665
Moody’s Corp.	2,017	176,810
Morgan Stanley	15,014	485,403
Nasdaq OMX Group, Inc.	1,264	48,816
Navient Corp.	4,534	80,297
Northern Trust Corp.	2,385	153,141
People’s United Financial, Inc.	3,326	50,455
Plum Creek Timber Co., Inc.	1,900	85,690
PNC Financial Svcs. Grp., Inc.	5,729	510,167
Principal Financial Grp., Inc.	2,935	148,159
Progressive Corp.	5,842	148,153
ProLogis, Inc.	5,360	220,242
Prudential Financial, Inc.	4,955	439,855
Public Storage	1,555	266,449
Regions Financial Corp.	14,792	157,091
Simon Property Group, Inc.	3,333	554,211
State Street Corp.	4,620	310,741
SunTrust Banks, Inc.	5,715	228,943
T. Rowe Price Group, Inc.	2,819	237,952
The Macerich Co.	1,510	100,793
Torchmark Corp.	941	77,087
Travelers Cos., Inc.	3,728	350,693
U.S. Bancorp	19,470	843,440
Unum Group	2,761	95,972
Ventas, Inc.	3,158	202,428
Vornado Realty Trust	1,870	199,585
Wells Fargo & Co.	51,413	2,702,267
Weyerhaeuser Co.	6,278	207,739
XL Group PLC	2,912	95,310
Zions Bancorporation	1,983	58,439

		30,096,159

HEALTH CARE (7.7%)
Abbott Laboratories	16,110	658,899
AbbVie, Inc.	17,053	962,471
Actavis PLC*	1,871	417,327
Aetna, Inc.	3,834	310,861
Agilent Technologies, Inc.	3,574	205,291
Alexion Pharmaceuticals, Inc.*	2,121	331,406
Allergan, Inc.	3,191	539,981
AmerisourceBergen Corp.	2,422	175,983
Amgen, Inc.	8,120	961,164
Bard (C.R.), Inc.	817	116,839
Baxter International, Inc.	5,821	420,858
Becton, Dickinson & Co.	2,072	245,118
Biogen Idec, Inc.*	2,544	802,149
Boston Scientific Corp.*	14,188	181,181
Bristol-Myers Squibb Co.	17,776	862,314
Cardinal Health, Inc.	3,649	250,175
CareFusion Corp.*	2,223	98,590
Celgene Corp.*	8,592	737,881
Cerner Corp.*	3,168	163,405
CIGNA Corp.	2,882	265,058
Covidien PLC	4,837	436,201
DaVita HealthCare Partners, Inc.*	1,908	137,987
DENTSPLY International, Inc.	1,521	72,019

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

Edwards Lifesciences Corp.*	1,132	97,171
Express Scripts Hldg. Co.*	8,291	574,815
Forest Laboratories, Inc.*	2,573	254,727
Gilead Sciences, Inc.*	16,472	1,365,694
Hospira, Inc.*	1,793	92,106
Humana, Inc.	1,661	212,143
Intuitive Surgical, Inc.*	411	169,250
Johnson & Johnson	30,346	3,174,794
Laboratory Corp. of America Hldgs.*	910	93,184
Lilly (Eli) & Co.	10,566	656,888
McKesson Corp.	2,473	460,497
Medtronic, Inc.	10,716	683,252
Merck & Co., Inc.	31,347	1,813,424
Mylan, Inc.*	4,008	206,652
Patterson Cos., Inc.	881	34,808
PerkinElmer, Inc.	1,215	56,911
Perrigo Co. PLC	1,435	209,166
Pfizer, Inc.	68,422	2,030,765
Quest Diagnostics, Inc.	1,549	90,911
Regeneron Pharmaceuticals, Inc.*	855	241,512
St. Jude Medical, Inc.	3,048	211,074
Stryker Corp.	3,171	267,379
Tenet Healthcare Corp.*	1,047	49,146
Thermo Fisher Scientific, Inc.	4,280	505,040
UnitedHealth Group, Inc.	10,510	859,193
Varian Medical Systems, Inc.*	1,115	92,701
Vertex Pharmaceuticals, Inc.*	2,535	240,014
Waters Corp.*	910	95,040
WellPoint, Inc.	3,000	322,830
Zimmer Hldgs., Inc.	1,801	187,052
Zoetis, Inc.	5,375	173,451

		24,874,748

INDUSTRIALS (6.1%)
3M Co.	6,667	954,981
Allegion PLC	963	54,583
AMETEK, Inc.	2,631	137,549
Boeing Co.	7,196	915,547
Caterpillar, Inc.	6,695	727,546
Cintas Corp.	1,082	68,750
CSX Corp.	10,773	331,916
Cummins, Inc.	1,834	282,968
Danaher Corp.	6,453	508,045
Deere & Co.	3,902	353,326
Delta Air Lines, Inc.	9,095	352,158
Dover Corp.	1,786	162,437
Dun & Bradstreet Corp.	397	43,749
Eaton Corp. PLC	5,113	394,621
Emerson Electric Co.	7,527	499,492
Equifax, Inc.	1,309	94,955
Expeditors Int’l. of Wash.	2,118	93,531
Fastenal Co.	2,928	144,907
FedEx Corp.	2,979	450,961
Flowserve Corp.	1,473	109,518
Fluor Corp.	1,707	131,268
General Dynamics Corp.	3,494	407,226
General Electric Co.	107,565	2,826,803
Grainger (W.W.), Inc.	653	166,038
Honeywell International, Inc.	8,400	780,780

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

Illinois Tool Works, Inc.	4,072	356,544
Ingersoll-Rand PLC	2,692	168,277
Iron Mountain, Inc.	1,833	64,980
Jacobs Engineering Group, Inc.*	1,418	75,551
Joy Global, Inc.	1,071	65,952
Kansas City Southern	1,183	127,184
L-3 Communications Hldgs., Inc.	925	111,694
Lockheed Martin Corp.	2,859	459,527
Masco Corp.	3,823	84,871
Nielsen N.V.	3,251	157,381
Norfolk Southern Corp.	3,321	342,163
Northrop Grumman Corp.	2,296	274,670
PACCAR, Inc.	3,804	239,005
Pall Corp.	1,177	100,504
Parker Hannifin Corp.	1,598	200,917
Pentair PLC	2,088	150,587
Pitney Bowes, Inc.	2,174	60,046
Precision Castparts Corp.	1,552	391,725
Quanta Services, Inc.*	2,337	80,813
Raytheon Co.	3,355	309,499
Republic Services, Inc.	2,866	108,822
Robert Half Int’l., Inc.	1,475	70,417
Robinson (C.H.) Worldwide, Inc.	1,592	101,554
Rockwell Automation, Inc.	1,485	185,863
Rockwell Collins, Inc.	1,453	113,537
Roper Industries, Inc.	1,070	156,231
Ryder System, Inc.	571	50,299
Snap-on, Inc.	625	74,075
Southwest Airlines Co.	7,421	199,328
Stanley Black & Decker, Inc.	1,674	147,011
Stericycle, Inc.*	909	107,644
Textron, Inc.	2,994	114,640
The ADT Corp.	1,870	65,338
Tyco International Ltd.	4,948	225,629
Union Pacific Corp.	9,717	969,271
United Parcel Service, Inc. Cl B	7,560	776,110
United Technologies Corp.	9,046	1,044,361
Waste Management, Inc.	4,640	207,547
Xylem, Inc.	1,972	77,066

		19,610,288

INFORMATION TECHNOLOGY (10.9%)
Accenture Ltd. Cl A	6,791	548,984
Adobe Systems, Inc.*	4,966	359,340
Akamai Technologies, Inc.*	1,910	116,625
Alliance Data Systems Corp.*	581	163,406
Altera Corp.	3,361	116,828
Amphenol Corp. Cl A	1,685	162,333
Analog Devices, Inc.	3,370	182,216
Apple, Inc.	64,677	6,010,429
Applied Materials, Inc.	13,058	294,458
Autodesk, Inc.*	2,445	137,849
Automatic Data Processing, Inc.	5,171	409,957
Avago Technologies Ltd.	2,700	194,589
Broadcom Corp. Cl A	5,962	221,309
CA, Inc.	3,421	98,320
Cisco Systems, Inc.	54,950	1,365,508
Citrix Systems, Inc.*	1,758	109,963
Cognizant Technology Solutions*	6,527	319,236

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

Computer Sciences Corp.	1,553	98,150
Corning, Inc.	14,035	308,068
eBay, Inc.*	12,235	612,484
Electronic Arts, Inc.*	3,374	121,025
EMC Corp.	21,961	578,453
F5 Networks, Inc.*	813	90,601
Facebook, Inc. Cl A*	18,447	1,241,299
Fidelity Nat’l. Information Svcs., Inc.	3,087	168,982
First Solar, Inc.*	762	54,148
Fiserv, Inc.*	2,673	161,235
FLIR Systems, Inc.	1,519	52,755
Google, Inc. Cl A*	3,039	1,776,812
Google, Inc. Cl C*	3,039	1,748,276
Harris Corp.	1,142	86,507
Hewlett-Packard Co.	20,074	676,092
Int’l. Business Machines Corp.	10,206	1,850,042
Intel Corp.	53,398	1,649,998
Intuit, Inc.	3,046	245,294
Jabil Circuit, Inc.	1,985	41,487
Juniper Networks, Inc.*	5,081	124,688
KLA-Tencor Corp.	1,779	129,227
Lam Research Corp.	1,739	117,522
Linear Technology Corp.	2,538	119,464
MasterCard, Inc. Cl A	10,778	791,860
Microchip Technology, Inc.	2,149	104,893
Micron Technology, Inc.*	11,482	378,332
Microsoft Corp.	80,631	3,362,308
Motorola Solutions, Inc.	2,426	161,499
NetApp, Inc.	3,554	129,792
NVIDIA Corp.	5,986	110,980
Oracle Corp.	36,829	1,492,679
Paychex, Inc.	3,472	144,296
QUALCOMM, Inc.	18,106	1,433,995
Red Hat, Inc.*	2,032	112,309
Salesforce.com, inc.*	6,060	351,965
SanDisk Corp.	2,426	253,347
Seagate Technology PLC	3,502	198,984
Symantec Corp.	7,420	169,918
TE Connectivity Ltd.	4,384	271,107
Teradata Corp.*	1,692	68,018
Texas Instruments, Inc.	11,578	553,313
Total System Services, Inc.	1,781	55,941
VeriSign, Inc.*	1,326	64,722
Visa, Inc. Cl A	5,392	1,136,148
Western Digital Corp.	2,244	207,121
Western Union Co.	5,780	100,225
Xerox Corp.	11,718	145,772
Xilinx, Inc.	2,884	136,442
Yahoo!, Inc.*	10,044	352,846

		35,152,771

MATERIALS (2.0%)
Air Products & Chemicals, Inc.	2,277	292,868
Airgas, Inc.	718	78,197
Alcoa, Inc.	12,574	187,227
Allegheny Technologies, Inc.	1,165	52,542
Avery Dennison Corp.	1,021	52,326
Ball Corp.	1,496	93,769
Bemis Co., Inc.	1,082	43,994

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

CF Industries Hldgs., Inc.	559	134,456
Dow Chemical Co.	12,915	664,606
Du Pont (E.I.) de Nemours & Co.	9,850	644,584
Eastman Chemical Co.	1,612	140,808
Ecolab, Inc.	2,898	322,663
FMC Corp.	1,429	101,731
Freeport-McMoRan Copper & Gold, Inc.	11,142	406,683
Int’l. Flavors & Fragrances, Inc.	872	90,932
International Paper Co.	4,646	234,484
LyondellBasell Inds. N.V. Cl A	4,468	436,300
MeadWestvaco Corp.	1,800	79,668
Monsanto Co.	5,623	701,413
Newmont Mining Corp.	5,346	136,002
Nucor Corp.	3,417	168,287
Owens-Illinois, Inc.*	1,771	61,347
PPG Industries, Inc.	1,484	311,863
Praxair, Inc.	3,143	417,516
Sealed Air Corp.	2,084	71,210
Sherwin-Williams Co.	908	187,874
Sigma-Aldrich Corp.	1,275	129,387
The Mosaic Co.	3,470	171,592
United States Steel Corp.	1,553	40,440
Vulcan Materials Co.	1,404	89,505

		6,544,274

TELECOMMUNICATION SERVICES (1.4%)
AT&T, Inc.	55,654	1,967,925
CenturyLink, Inc.	6,144	222,413
Frontier Communications Corp.	10,752	62,792
Verizon Communications, Inc.	44,421	2,173,520
Windstream Hldgs., Inc.	6,464	64,381

		4,491,031

UTILITIES (1.8%)
AES Corp.	7,080	110,094
AGL Resources, Inc.	1,280	70,438
Ameren Corp.	2,603	106,411
American Electric Power Co., Inc.	5,235	291,956
CenterPoint Energy, Inc.	4,610	117,739
CMS Energy Corp.	2,891	90,055
Consolidated Edison, Inc.	3,142	181,419
Dominion Resources, Inc.	6,238	446,142
DTE Energy Co.	1,898	147,797
Duke Energy Corp.	7,587	562,880
Edison International	3,494	203,036
Entergy Corp.	1,924	157,941
Exelon Corp.	9,212	336,054
FirstEnergy Corp.	4,501	156,275
Integrys Energy Group, Inc.	858	61,030
NextEra Energy, Inc.	4,679	479,504
NiSource, Inc.	3,378	132,891
Northeast Utilities	3,390	160,245
NRG Energy, Inc.	3,617	134,552
Pepco Hldgs., Inc.	2,693	74,004
PG&E Corp.	4,985	239,380
Pinnacle West Capital Corp.	1,184	68,483
PPL Corp.	6,777	240,787
Public Svc. Enterprise Group, Inc.	5,427	221,367
SCANA Corp.	1,519	81,737
Sempra Energy	2,446	256,121

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

Southern Co.	9,556	433,651
TECO Energy, Inc.	2,197	40,601
Wisconsin Energy Corp.	2,420	113,546
Xcel Energy, Inc.	5,385	173,559

		5,889,695

TOTAL INDEXED ASSETS - COMMON STOCKS (Cost: $130,059,451) 57.9%		186,809,131

	Rating**	Rate(%)	Maturity	Face Amount	Value
INDEXED ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.1%)
U.S. Treasury Bill (1)	A-1+	0.01	08/21/14	200,000	199,997

COMMERCIAL PAPER (0.3%)
San Diego Gas & Electric Co.†	A-1	0.11	07/01/14	1,000,000	1,000,000

TOTAL INDEXED ASSETS - SHORT-TERM DEBT SECURITIES (Cost: $1,199,997) 0.4%					1,199,997

TOTAL INDEXED ASSETS (Cost: $131,259,448) 58.3%					188,009,128

	Shares	Value
ACTIVE ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (4.9%)
Aeropostale, Inc.*	37,472	130,777
Amazon.com, Inc.*	2,475	803,831
American Axle & Mfg. Hldgs., Inc.*	8,842	167,025
AutoZone, Inc.*	659	353,382
Bally Technologies, Inc.*	4,290	281,939
Bassett Furniture Industries, Inc.	28,053	369,177
Brunswick Corp.	2,725	114,804
Carmike Cinemas, Inc.*	6,582	231,226
Cooper Tire & Rubber Co.	7,935	238,050
Deckers Outdoor Corp.*	7,322	632,109
Diamond Resorts Int’l., Inc.*	35,109	816,986
Discovery Communications, Inc. Cl A*	3,838	285,087
Disney (Walt) Co.	11,399	977,350
Dollar Tree, Inc.*	2,799	152,434
Dorman Products, Inc.*	2,811	138,639
Drew Industries, Inc.	4,753	237,698
Ford Motor Co.	16,682	287,598
General Motors Co.	8,119	294,720
Haverty Furniture Cos., Inc.	11,362	285,527
Home Depot, Inc.	7,734	626,145
Houghton Mifflin Harcourt Co.*	31,474	603,042
HSN, Inc.	3,082	182,578
Johnson Controls, Inc.	4,165	207,958
Macy’s, Inc.	7,974	462,651
McDonald’s Corp.	6,515	656,321
Popeyes Louisiana Kitchen, Inc.*	14,569	636,811
Priceline Group Inc.*	256	307,968
Red Robin Gourmet Burgers, Inc.*	4,435	315,772
Rent-A-Center, Inc.	6,793	194,823
Ruby Tuesday, Inc.*	30,179	229,059
Select Comfort Corp.*	8,111	167,573

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

Shutterfly, Inc.*	7,263	312,745
Sotheby’s	3,147	132,143
Starbucks Corp.	8,369	647,593
Steve Madden Ltd.*	8,349	286,371
Target Corp.	7,835	454,038
The Men’s Wearhouse, Inc.	3,304	184,363
Time Warner Cable, Inc.	4,260	627,498
Time Warner, Inc.	7,168	503,552
Time, Inc.*	896	21,701
TJX Cos., Inc.	5,518	293,282
ValueVision Media, Inc. Cl A*	13,160	65,668
Viacom, Inc. Cl B	5,089	441,369
Wolverine World Wide, Inc.	11,031	287,468

		15,646,851

CONSUMER STAPLES (2.6%)
Boston Beer Co., Inc. Cl A*	310	69,291
Coca-Cola Co.	10,875	460,665
Colgate-Palmolive Co.	6,058	413,034
Constellation Brands, Inc. Cl A*	6,487	571,699
Crimson Wine Group Ltd.*	30,332	274,505
Darling Ingredients Inc.*	10,000	209,000
Estee Lauder Cos., Inc. Cl A	5,842	433,827
Farmer Brothers Co.*	12,648	273,323
Hain Celestial Group, Inc.*	3,002	266,397
Mead Johnson Nutrition Co.	2,439	227,242
Mondelez International, Inc. Cl A	8,942	336,309
PepsiCo, Inc.	7,058	630,562
Philip Morris Int’l., Inc.	4,716	397,606
Proctor & Gamble Co.	12,315	967,836
Spectrum Brands Hldgs., Inc.	2,710	233,141
Susser Hldgs. Corp.*	4,081	329,418
Sysco Corp.	8,709	326,152
The Pantry, Inc.*	17,460	282,852
TreeHouse Foods, Inc.*	2,183	174,793
Tyson Foods, Inc. Cl A	7,359	276,257
Vector Group Ltd.	8,996	186,037
Village Super Market, Inc. Cl A	6,104	144,238
Wal-Mart Stores, Inc.	9,917	744,469

		8,228,653

ENERGY (3.7%)
Anadarko Petroleum Corp.	5,557	608,325
Apache Corp.	3,762	378,532
Basic Energy Services, Inc.*	6,120	178,826
Carrizo Oil and Gas, Inc.*	8,492	588,156
Chevron Corp.	5,030	656,667
Emerald Oil, Inc.*	29,918	228,873
Endeavour International Corp.*	44,490	60,951
Energy XXI (Bermuda) Ltd.	20,627	487,416
EOG Resources, Inc.	5,444	636,186
Exxon Mobil Corp.	20,307	2,044,509
Gulf Coast Ultra Deep Royalty Trust*	64,939	190,271
Halliburton Co.	12,513	888,548
Helix Energy Solutions Group*	7,349	193,352
Hess Corp.	3,637	359,663
Kodiak Oil & Gas Corp.*	17,219	250,536
Matador Resources Co.*	7,170	209,938
National Oilwell Varco, Inc.	5,629	463,548
Noble Energy, Inc.	9,632	746,095

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

Occidental Petroleum Corp.	5,923	607,877
PBF Energy, Inc.	22,610	602,556
Range Resources Corp.	3,158	274,588
Sanchez Energy Corp.*	6,186	232,532
Stone Energy Corp.*	4,510	211,023
Synergy Resources Corp.*	12,861	170,408
Targa Resources Corp.	2,841	396,518
Western Refining, Inc.	5,599	210,242

		11,876,136

FINANCIALS (7.7%)
Agree Realty Corp.	2,037	61,579
Alexander’s, Inc.	290	107,146
American Assets Trust, Inc.	5,550	191,753
American Int’l. Group, Inc.	11,571	631,545
Aon PLC	3,670	330,630
Ashford Hospitality Prime, Inc	4,411	75,693
Ashford Hospitality Trust, Inc.	17,333	200,023
Aspen Insurance Hldgs. Ltd.	5,265	239,136
BancFirst Corp.	3,883	240,358
Bank of America Corp.	41,917	644,264
Bank of Marin Bancorp	3,191	145,478
Banner Corp.	6,374	252,602
Berkshire Hathaway, Inc. Cl B*	4,705	595,465
Brookline Bancorp, Inc.	24,072	225,555
Bryn Mawr Bank Corp.	6,860	199,763
Capital One Financial Corp.	11,278	931,563
Cash America Int’l., Inc.	3,009	133,690
Charter Financial Corp.	9,070	100,677
Chatham Lodging Trust	9,036	197,888
Chesapeake Lodging Trust	10,921	330,142
Citigroup, Inc.	11,032	519,607
Columbia Banking System, Inc.	5,287	139,101
Comerica, Inc.	7,965	399,524
Cousins Properties, Inc.	14,270	177,662
Customers Bancorp, Inc.*	8,007	160,220
Dime Community Bancshares	11,283	178,159
Eagle Bancorp, Inc.*	4,028	135,945
EastGroup Properties, Inc.	1,596	102,511
Ellington Financial LLC	19,617	470,808
Enterprise Financial Svcs. Corp.	7,390	133,463
Equity Lifestyle Properties, Inc.	4,470	197,395
FBR & Co.*	3,650	99,025
FelCor Lodging Trust, Inc.	37,930	398,644
First Interstate BancSytem, Inc.	10,511	285,689
Flushing Financial Corp.	7,095	145,802
Forest City Enterprises, Inc. Cl A*	17,693	351,560
Franklin Resources, Inc.	4,390	253,918
Geo Group, Inc.*	4,399	157,176
Glacier Bancorp, Inc.	12,013	340,929
Goldman Sachs Group, Inc.	3,872	648,328
Hanmi Financial Corp.	4,271	90,033
Health Insurance Innovations, Inc. Cl A*	10,473	129,027
Highwoods Properties, Inc.	7,424	311,437
Home Loan Servicing Solutions Ltd.	7,370	167,520
Investors Bancorp, Inc.	39,449	435,912
iShares Micro-Cap ETF	2,690	204,763
iShares Russell 2000 ETF	3,930	466,923
iShares Russell 2000 Growth ETF	587	81,253

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

iShares Russell 2000 Value ETF	4,890	504,941
Janus Capital Group, Inc.	21,433	267,484
JPMorgan Chase & Co.	24,967	1,438,599
Marlin Business Svcs. Corp.	12,346	224,574
MB Financial, Inc.	9,831	265,929
Meadowbrook Insurance Group, Inc.	37,666	270,819
MetLife, Inc.	11,439	635,551
Northfield Bancorp, Inc.	17,703	232,086
Parkway Properties, Inc.	6,454	133,275
Pennsylvania REIT	10,444	196,556
PNC Financial Svcs. Grp., Inc.	4,940	439,907
Primerica, Inc.	4,635	221,785
PrivateBancorp, Inc.	9,234	268,340
ProAssurance Corp.	6,653	295,393
Prosperity Bancshares, Inc.	4,480	280,448
PS Business Parks, Inc.	2,154	179,837
Sabra Health Care REIT, Inc.	7,819	224,483
Select Income REIT	11,767	348,774
Selective Insurance Group, Inc.	6,080	150,298
Silvercrest Asset Mgmt. Group, Inc. Cl A	9,734	167,522
Simon Property Group, Inc.	4,069	676,593
Sovran Self Storage, Inc.	1,431	110,545
Starwood Property Trust, Inc.	7,556	179,606
Stifel Financial Corp.*	4,797	227,138
Stock Yards Bancorp, Inc.	9,068	271,133
SVB Financial Group*	4,005	467,063
Symetra Financial Corp.	18,685	424,897
Terreno Realty Corp.	7,139	137,997
Texas Capital Bancshares, Inc.*	3,783	204,093
UMB Financial Corp.	4,010	254,194
Urstadt Biddle Pptys., Inc. Cl A	6,149	128,391
ViewPoint Financial Group, Inc.	2,630	70,773
Washington Prime Group, Inc.*	2,034	38,117
Wells Fargo & Co.	24,266	1,275,421
WisdomTree Investments, Inc.*	9,948	122,957
Zions Bancorporation	10,911	321,547

		24,674,350

HEALTH CARE (5.5%)
Abbott Laboratories	11,794	482,375
Abiomed, Inc.*	10,293	258,766
Acorda Therapeutics, Inc.*	3,663	123,480
Alnylam Pharmaceuticals, Inc.*	3,045	192,353
AmerisourceBergen Corp.	1,763	128,100
Anika Therapeutics, Inc.*	2,800	129,724
Biogen Idec, Inc.*	1,703	536,973
BioScrip, Inc.*	24,859	207,324
BioSpecifics Technologies Corp.*	4,262	114,904
Bruker Corp.*	6,413	155,644
Celgene Corp.*	10,554	906,378
Cepheid, Inc.*	3,522	168,845
Cerner Corp.*	3,154	162,683
Computer Programs & Systems, Inc.	3,234	205,682
Covidien PLC	4,346	391,922
Cubist Pharmaceuticals, Inc.*	4,319	301,553
Cyberonics, Inc.*	3,297	205,931
DexCom, Inc.*	7,366	292,136
Emergent Biosolutions, Inc.*	11,770	264,354
Ensign Group, Inc.	5,646	175,478

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

Exact Sciences Corp.*	12,562	213,931
Express Scripts Hldg. Co.*	4,906	340,133
Forest Laboratories, Inc.*	5,406	535,194
Gilead Sciences, Inc.*	11,494	952,968
GW Pharmaceuticals PLC ADR*	1,560	167,372
Harvard Bioscience, Inc.*	34,460	156,793
HeartWare International, Inc.*	1,074	95,049
Humana, Inc.	1,730	220,956
Insulet Corp.*	5,908	234,370
InterMune, Inc.*	2,745	121,192
Isis Pharmaceuticals, Inc.*	3,979	137,077
Karyopharm Therapeutics, Inc.*	2,910	135,461
Kindred Healthcare, Inc.	4,928	113,837
McKesson Corp.	2,122	395,138
Medicines Co.*	3,780	109,847
Medidata Solutions, Inc.*	2,385	102,102
Medtronic, Inc.	4,750	302,860
Merck & Co., Inc.	17,492	1,011,912
MWI Veterinary Supply, Inc.*	1,550	220,085
Mylan, Inc.*	17,044	878,789
Neogen Corp.*	3,466	140,269
Omeros Corp.*	10,887	189,434
Omnicell, Inc.*	7,645	219,488
OSI Pharmaceuticals, Inc. - rights*	1,570	16
PAREXEL International Corp.*	4,855	256,538
Pfizer, Inc.	40,982	1,216,346
Pharmacyclics, Inc.*	1,555	139,499
QLT, Inc.*	46,314	286,221
Questcor Pharmaceuticals, Inc.	1,675	154,921
Repros Therapeutics, Inc.*	2,540	43,942
Rigel Pharmaceuticals, Inc.*	8,280	30,056
Seattle Genetics, Inc.*	2,741	104,843
Sorrento Therapeutics, Inc.*	2,320	15,660
St. Jude Medical, Inc.	4,232	293,066
Stryker Corp.	5,568	469,494
Supernus Pharmaceuticals, Inc.*	57,403	628,563
Synageva BioPharma Corp.*	1,787	187,278
Team Health Hldgs., Inc.*	3,540	176,788
TearLab Corp.*	34,219	166,646
UnitedHealth Group, Inc.	4,884	399,267
Universal American Corp.	11,188	93,196
Vertex Pharmaceuticals, Inc.*	2,106	199,396
WellCare Health Plans, Inc.*	2,776	207,256
Wright Medical Group, Inc.*	10,540	330,956

		17,798,810

INDUSTRIALS (5.0%)
Alaska Air Group, Inc.	3,965	376,873
Allegiant Travel Co.	1,998	235,304
Applied Industrial Technologies, Inc.	3,995	202,666
Astronics Corp.*	10,534	594,644
AZZ, Inc.	14,088	649,175
Blount International, Inc.*	23,365	329,680
Boeing Co.	8,402	1,068,986
Corporate Executive Board Co.	3,764	256,780
Cummins, Inc.	4,266	658,201
Delta Air Lines, Inc.	9,680	374,810
Deluxe Corp.	3,813	223,366
Encore Wire Corp.	6,763	331,658

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

EnPro Industries, Inc.*	8,939	653,977
Expeditors Int’l. of Wash.	7,837	346,082
FedEx Corp.	4,275	647,150
General Electric Co.	37,205	977,747
Healthcare Svcs. Group, Inc.	5,633	165,836
Miller (Herman), Inc.	5,350	161,784
Miller Industries, Inc.	18,498	380,689
Mueller Industries, Inc.	24,876	731,603
Mueller Water Product, Inc. Cl A	27,281	235,708
NOW, Inc.*	1,407	50,947
Old Dominion Freight Line, Inc.*	9,177	584,391
On Assignment, Inc.*	12,613	448,644
Orbital Sciences Corp.*	11,677	345,055
Precision Castparts Corp.	3,349	845,288
Raven Industries, Inc.	11,555	382,933
Roper Industries, Inc.	8,544	1,247,509
Saia, Inc.*	6,857	301,228
Steelcase, Inc.	11,600	175,508
Sun Hydraulics Corp.	6,728	273,157
Teledyne Technologies, Inc.*	3,036	295,008
Trex Co., Inc.*	2,825	81,417
Tyco International Ltd.	7,553	344,417
Union Pacific Corp.	5,976	596,106
USG Corp.*	5,677	171,048
UTI Worldwide, Inc.	40,985	423,785

		16,169,160

INFORMATION TECHNOLOGY (6.8%)
Analog Devices, Inc.	6,016	325,285
Anixter International, Inc.	5,461	546,482
Apple, Inc.	30,065	2,793,939
ARRIS Group, Inc.*	18,324	596,080
Aspen Technology, Inc.*	3,219	149,362
Automatic Data Processing, Inc.	5,099	404,249
Blackhawk Network Hldgs., Inc.*	4,325	122,052
Blucora, Inc.*	7,590	143,223
Brightcove, Inc.*	23,685	249,640
Broadcom Corp. Cl A	10,734	398,446
CalAmp Corp.*	24,473	530,085
Cavium, Inc.*	8,815	437,753
Cisco Systems, Inc.	22,656	563,002
Coherent, Inc.*	1,144	75,698
CommVault Systems, Inc.*	4,086	200,909
comScore, Inc.*	8,677	307,860
Conversant, Inc.*	7,382	187,503
Cornerstone OnDemand, Inc.*	3,468	159,597
Electronics for Imaging, Inc.*	6,945	313,914
Emulex Corp.*	21,362	121,763
F5 Networks, Inc.*	1,456	162,257
Facebook, Inc. Cl A*	8,137	547,539
FEI Company	1,965	178,284
Fleetmatics Group PLC*	3,305	106,884
Google, Inc. Cl A*	1,134	663,016
Google, Inc. Cl C*	1,134	652,368
iGATE Corp.*	13,944	507,423
Imation Corp.*	25,808	88,780
Imperva, Inc.*	5,582	146,137
Informatica Corp.*	4,972	177,252
KLA-Tencor Corp.	3,288	238,840

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

LogMeIn, Inc.*	11,916	555,524
Manhattan Associates, Inc.*	3,245	111,725
MasterCard, Inc. Cl A	6,470	475,351
MAXIMUS, Inc.	5,290	227,576
MaxLinear, Inc. Cl A*	19,620	197,573
Microsemi Corp.*	5,464	146,217
Microsoft Corp.	25,940	1,081,698
MKS Instruments, Inc.	5,049	157,731
Monolithic Power Systems, Inc.	13,679	579,306
Nanometrics, Inc.*	17,131	312,641
NetApp, Inc.	1,578	57,629
Nova Measuring Instruments Ltd.*	9,440	113,374
Oracle Corp.	16,326	661,693
Proofpoint, Inc.*	12,443	466,115
PTC, Inc.*	6,927	268,768
QLIK Technologies, Inc.*	7,927	179,309
QUALCOMM, Inc.	9,230	731,016
Richardson Electronics Ltd.	41,100	430,317
Rogers Corp.*	4,869	323,058
Salesforce.com, inc.*	14,350	833,448
Synaptics, Inc.*	4,295	389,299
SYNNEX Corp.*	3,280	238,948
Teradata Corp.*	4,773	191,875
Texas Instruments, Inc.	7,484	357,660
TIBCO Software, Inc.*	6,851	138,185
Ultimate Software Group, Inc.*	1,029	142,177
Web.com Group, Inc.*	2,900	83,723
WEX, Inc.*	1,684	176,769
Yahoo!, Inc.*	8,872	311,673

		22,036,000

MATERIALS (1.9%)
A. Schulman, Inc.	7,090	274,383
Ball Corp.	6,764	423,968
Boise Cascade Co.*	5,257	150,560
Calgon Carbon Corp.*	8,158	182,168
CF Industries Hldgs., Inc.	1,241	298,498
Crown Hldgs., Inc.*	9,179	456,747
CVR Partners LP	13,512	252,539
Dow Chemical Co.	9,095	468,029
Eastman Chemical Co.	7,136	623,330
FMC Corp.	2,046	145,655
Freeport-McMoRan Copper & Gold, Inc.	9,277	338,611
Fuller (H.B.) Co.	4,156	199,904
Horsehead Hldg. Corp.*	10,673	194,889
Kaiser Aluminum Corp.	6,996	509,799
Kraton Performance Polymers, Inc.*	10,415	233,192
LSB Industries, Inc.*	1,645	68,547
Resolute Forest Products*	15,841	265,812
Schnitzer Steel Industries, Inc. Cl A	9,443	246,179
Silgan Hldgs., Inc.	5,741	291,758
Stepan Co.	3,641	192,463
U.S. Concrete, Inc.*	6,045	149,614

		5,966,645

TELECOMMUNICATION SERVICES (0.5%)
AT&T, Inc.	21,988	777,496
Consolidated Comms. Hldgs., Inc.	13,721	305,155
IDT Corp. Cl B	6,033	105,095
Verizon Communications, Inc.	9,334	456,713

		1,644,459

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

UTILITIES (1.3%)
Ameren Corp.	2,498	102,118
Avista Corp.	11,531	386,519
Black Hills Corp.	3,668	225,179
Dominion Resources, Inc.	7,773	555,925
Edison International	4,496	261,263
Idacorp, Inc.	5,966	345,014
Northwest Natural Gas Co.	3,654	172,286
NorthWestern Corp.	6,793	354,527
PNM Resources, Inc.	9,870	289,487
Portland General Electric Co.	5,961	206,668
PPL Corp.	4,985	177,117
Public Svc. Enterprise Group, Inc.	8,757	357,198
Sempra Energy	4,089	428,159
UNS Energy Corp.	5,393	325,791

		4,187,251

TOTAL ACTIVE ASSETS - COMMON STOCKS (Cost: $89,272,918) 39.9%		128,228,315

ACTIVE ASSETS:
CONVERTIBLE PREFERRED STOCKS:
ENERGY (0.0%) (3)
Energy XXI (Bermuda) Ltd., 7.25%	556	143,755

TOTAL ACTIVE ASSETS - CONVERTIBLE PREFERRED STOCKS (Cost: $55,600) 0.0% (3)		143,755

	Rating**	Rate(%)	Maturity	Face Amount	Value
ACTIVE ASSETS:
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.0%)
General Electric Capital Corp.	A-1+	0.11	08/18/14	1,000,000	999,853
General Electric Capital Corp.	A-1+	0.11	08/18/14	700,000	699,897
General Electric Capital Corp.	A-1+	0.11	08/19/14	1,000,000	999,850
Toyota Motor Credit Corp.	A-1+	0.12	07/16/14	500,000	499,975

					3,199,575

TOTAL ACTIVE ASSETS - SHORT-TERM DEBT SECURITIES (Cost: $3,199,575) 1.0%					3,199,575

TOTAL ACTIVE ASSETS (Cost: $92,528,093) 40.9%					131,571,645

TEMPORARY CASH INVESTMENTS (2) (Cost: $1,215,000) 0.4%					1,215,000

TOTAL INVESTMENTS (Cost: $225,002,541) 99.6%					320,795,773

OTHER NET ASSETS 0.4%					1,285,652

NET ASSETS 100.0%					$322,081,425

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (7.8%)
Bassett Furniture Industries, Inc.	332,583	4,376,792
Deckers Outdoor Corp.*	11,060	954,810
Diamond Resorts Int’l., Inc.*	288,981	6,724,588
Houghton Mifflin Harcourt Co.*	220,073	4,216,599
Rent-A-Center, Inc.	81,349	2,333,089
Ruby Tuesday, Inc.*	350,720	2,661,965
Shutterfly, Inc.*	56,556	2,435,301
The Men’s Wearhouse, Inc.	38,431	2,144,450
ValueVision Media, Inc. Cl A*	154,080	768,859
Wolverine World Wide, Inc.	127,806	3,330,624

		29,947,077

CONSUMER STAPLES (3.1%)
Crimson Wine Group Ltd.*	350,956	3,176,152
Farmer Brothers Co.*	148,252	3,203,726
The Pantry, Inc.*	206,504	3,345,365
Vector Group Ltd.	107,317	2,219,316

		11,944,559

ENERGY (7.2%)
Carrizo Oil and Gas, Inc.*	101,265	7,013,610
Emerald Oil, Inc.*	345,286	2,641,438
Endeavour International Corp.*	521,883	714,980
Energy XXI (Bermuda) Ltd.	244,364	5,774,321
Gulf Coast Ultra Deep Royalty Trust*	715,942	2,097,710
Helix Energy Solutions Group*	88,177	2,319,937
PBF Energy, Inc.	182,486	4,863,252
Stone Energy Corp.*	52,160	2,440,566

		27,865,814

FINANCIALS (35.0%)
Agree Realty Corp.	24,374	736,826
Alexander’s, Inc.	3,440	1,270,977
Ashford Hospitality Prime, Inc	52,638	903,268
Ashford Hospitality Trust, Inc.	206,867	2,387,245
Aspen Insurance Hldgs. Ltd.	62,380	2,833,300
BancFirst Corp.	45,957	2,844,738
Bank of Marin Bancorp	37,012	1,687,377
Banner Corp.	75,099	2,976,173
Brookline Bancorp, Inc.	294,597	2,760,374
Bryn Mawr Bank Corp.	82,808	2,411,369
Cash America Int’l., Inc.	34,206	1,519,773
Charter Financial Corp.	103,340	1,147,074
Chatham Lodging Trust	107,799	2,360,798
Chesapeake Lodging Trust	132,737	4,012,640
Columbia Banking System, Inc.	62,195	1,636,350
Customers Bancorp, Inc.*	95,636	1,913,676
Dime Community Bancshares	132,752	2,096,154
Eagle Bancorp, Inc.*	47,338	1,597,658
EastGroup Properties, Inc.	18,460	1,185,686
Ellington Financial LLC	225,399	5,409,576
Enterprise Financial Svcs. Corp.	85,290	1,540,337
Equity Lifestyle Properties, Inc.	51,947	2,293,980
FBR & Co.*	41,524	1,126,546
FelCor Lodging Trust, Inc.	452,871	4,759,674
First Interstate BancSytem, Inc.	127,917	3,476,784
Flushing Financial Corp.	82,056	1,686,251
Forest City Enterprises, Inc. Cl A*	214,248	4,257,108

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

Geo Group, Inc.*	51,568	1,842,525
Glacier Bancorp, Inc.	141,273	4,009,328
Hanmi Financial Corp.	49,587	1,045,294
Highwoods Properties, Inc.	85,935	3,604,973
Home Loan Servicing Solutions Ltd.	83,920	1,907,502
Investors Bancorp, Inc.	288,032	3,182,754
Janus Capital Group, Inc.	244,221	3,047,878
Marlin Business Svcs. Corp.	139,705	2,541,234
MB Financial, Inc.	117,452	3,177,077
Meadowbrook Insurance Group, Inc.	440,568	3,167,684
Northfield Bancorp, Inc.	201,707	2,644,379
Parkway Properties, Inc.	76,989	1,589,823
Pennsylvania REIT	123,472	2,323,743
PrivateBancorp, Inc.	108,758	3,160,507
ProAssurance Corp.	75,802	3,365,609
Prosperity Bancshares, Inc.	54,395	3,405,127
Select Income REIT	139,884	4,146,162
Selective Insurance Group, Inc.	69,320	1,713,590
Sovran Self Storage, Inc.	17,091	1,320,280
Stock Yards Bancorp, Inc.	108,349	3,239,635
SVB Financial Group*	46,230	5,391,343
Symetra Financial Corp.	222,707	5,064,357
Terreno Realty Corp.	82,970	1,603,810
UMB Financial Corp.	48,713	3,087,917
Urstadt Biddle Pptys., Inc. Cl A	74,959	1,565,144
ViewPoint Financial Group, Inc.	30,440	819,140

		134,798,527

HEALTH CARE (4.5%)
Computer Programs & Systems, Inc.	37,896	2,410,186
Ensign Group, Inc.	22,203	690,069
Harvard Bioscience, Inc.*	346,235	1,575,369
Kindred Healthcare, Inc.	58,785	1,357,934
QLT, Inc.*	517,222	3,196,432
Rigel Pharmaceuticals, Inc.*	96,050	348,662
Supernus Pharmaceuticals, Inc.*	325,058	3,559,385
TearLab Corp.*	240,598	1,171,712
Universal American Corp.	132,999	1,107,882
Wright Medical Group, Inc.*	61,290	1,924,506

		17,342,137

INDUSTRIALS (13.1%)
Alaska Air Group, Inc.	47,214	4,487,691
AZZ, Inc.	97,385	4,487,501
Blount International, Inc.*	266,123	3,754,996
Deluxe Corp.	43,443	2,544,891
Encore Wire Corp.	77,117	3,781,818
EnPro Industries, Inc.*	52,160	3,816,026
Miller Industries, Inc.	213,048	4,384,528
Mueller Industries, Inc.	269,326	7,920,873
Old Dominion Freight Line, Inc.*	104,509	6,655,133
Orbital Sciences Corp.*	135,223	3,995,840
Steelcase, Inc.	132,080	1,998,370
UTI Worldwide, Inc.	276,750	2,861,595

		50,689,262

INFORMATION TECHNOLOGY (9.5%)
Anixter International, Inc.	32,844	3,286,699
ARRIS Group, Inc.*	82,342	2,678,585
Blucora, Inc.*	88,040	1,661,315
CalAmp Corp.*	109,570	2,373,286

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

Coherent, Inc.*	13,198	873,312
Emulex Corp.*	247,951	1,413,321
iGATE Corp.*	29,030	1,056,402
Imation Corp.*	299,581	1,030,559
LogMeIn, Inc.*	59,150	2,757,573
Microsemi Corp.*	63,263	1,692,918
MKS Instruments, Inc.	58,544	1,828,915
Monolithic Power Systems, Inc.	60,948	2,581,148
Nanometrics, Inc.*	117,043	2,136,035
Nova Measuring Instruments Ltd.*	109,450	1,314,495
Proofpoint, Inc.*	59,480	2,228,121
Richardson Electronics Ltd.	468,314	4,903,248
SYNNEX Corp.*	38,510	2,805,454

		36,621,386

MATERIALS (6.6%)
Boise Cascade Co.*	59,967	1,717,455
Crown Hldgs., Inc.*	106,372	5,293,071
Horsehead Hldg. Corp.*	125,523	2,292,050
Kaiser Aluminum Corp.	83,329	6,072,184
Kraton Performance Polymers, Inc.*	124,452	2,786,480
LSB Industries, Inc.*	18,630	776,312
Schnitzer Steel Industries, Inc. Cl A	112,576	2,934,856
Silgan Hldgs., Inc.	66,468	3,377,904

		25,250,312

TELECOMMUNICATION SERVICES (0.8%)
Consolidated Comms. Hldgs., Inc.	75,977	1,689,728
IDT Corp. Cl B	69,950	1,218,529

		2,908,257

UTILITIES (6.3%)
Avista Corp.	132,659	4,446,730
Black Hills Corp.	43,744	2,685,444
Idacorp, Inc.	68,661	3,970,666
Northwest Natural Gas Co.	42,020	1,981,243
NorthWestern Corp.	28,318	1,477,916
PNM Resources, Inc.	117,820	3,455,661
Portland General Electric Co.	71,052	2,463,373
UNS Energy Corp.	64,348	3,887,263

		24,368,296

TOTAL COMMON STOCKS (Cost: $270,813,992) 93.9%		361,735,627

CONVERTIBLE PREFERRED STOCKS:
ENERGY (0.3%)
Energy XXI (Bermuda) Ltd., 7.25%	4,255	1,100,139

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost: $425,500) 0.3%		1,100,139

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (5.6%)
Dover Corp.†	A-1	0.07	07/01/14	9,000,000	9,000,000
Precision Castparts Corp.†	A-1	0.08	07/23/14	1,900,000	1,899,907
Questar Corp.†	A-1	0.09	07/11/14	1,400,000	1,399,965
San Diego Gas & Electric Co.†	A-1	0.11	07/01/14	9,200,000	9,200,000

					21,499,872

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $21,499,872) 5.6%					21,499,872

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

TOTAL INVESTMENTS (Cost: $292,739,364) 99.8%	384,335,638

OTHER NET ASSETS 0.2%	616,559

NET ASSETS 100.0%	$384,952,197

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (14.3%)
Aeropostale, Inc.*	459,999	1,605,397
American Axle & Mfg. Hldgs., Inc.*	108,184	2,043,596
Bally Technologies, Inc.*	52,785	3,469,030
Brunswick Corp.	33,388	1,406,636
Carmike Cinemas, Inc.*	80,863	2,840,717
Cooper Tire & Rubber Co.	97,600	2,928,000
Deckers Outdoor Corp.*	77,812	6,717,510
Diamond Resorts Int’l., Inc.*	122,975	2,861,628
Dorman Products, Inc.*	34,297	1,691,528
Drew Industries, Inc.	60,115	3,006,351
Haverty Furniture Cos., Inc.	138,843	3,489,125
Houghton Mifflin Harcourt Co.*	146,928	2,815,140
HSN, Inc.	38,386	2,273,987
Popeyes Louisiana Kitchen, Inc.*	179,155	7,830,861
Red Robin Gourmet Burgers, Inc.*	55,712	3,966,694
Select Comfort Corp.*	99,844	2,062,777
Shutterfly, Inc.*	28,911	1,244,908
Sotheby’s	39,818	1,671,958
Steve Madden Ltd.*	103,299	3,543,156

		57,468,999

CONSUMER STAPLES (4.4%)
Boston Beer Co., Inc. Cl A*	3,853	861,223
Darling Ingredients Inc.*	122,765	2,565,789
Hain Celestial Group, Inc.*	36,512	3,240,075
Spectrum Brands Hldgs., Inc.	33,292	2,864,111
Susser Hldgs. Corp.*	50,347	4,064,010
TreeHouse Foods, Inc.*	26,449	2,117,771
Village Super Market, Inc. Cl A	77,228	1,824,898

		17,537,877

ENERGY (5.6%)
Basic Energy Services, Inc.*	75,772	2,214,058
Kodiak Oil & Gas Corp.*	212,043	3,085,226
Matador Resources Co.*	90,290	2,643,691
PBF Energy, Inc.	80,377	2,142,047
Sanchez Energy Corp.*	77,058	2,896,610
Synergy Resources Corp.*	158,395	2,098,734
Targa Resources Corp.	34,985	4,882,856
Western Refining, Inc.	70,652	2,652,983

		22,616,205

FINANCIALS (7.8%)
American Assets Trust, Inc.	68,243	2,357,796
Cousins Properties, Inc.	175,575	2,185,909
Health Insurance Innovations, Inc. Cl A*	136,353	1,679,869
Investors Bancorp, Inc.	179,180	1,979,939
iShares Micro-Cap ETF	33,161	2,524,215
iShares Russell 2000 Growth ETF	12,500	1,730,250
Primerica, Inc.	55,825	2,671,226
PS Business Parks, Inc.	26,474	2,210,314
Sabra Health Care REIT, Inc.	96,028	2,756,964
Silvercrest Asset Mgmt. Group, Inc. Cl A	119,872	2,062,997
Starwood Property Trust, Inc.	92,576	2,200,532
Stifel Financial Corp.*	59,787	2,830,914
Texas Capital Bancshares, Inc.*	46,446	2,505,762
WisdomTree Investments, Inc.*	120,923	1,494,608

		31,191,295

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

HEALTH CARE (19.8%)
Abiomed, Inc.*	124,494	3,129,779
Acorda Therapeutics, Inc.*	45,025	1,517,793
Alnylam Pharmaceuticals, Inc.*	37,464	2,366,601
Anika Therapeutics, Inc.*	34,504	1,598,570
BioScrip, Inc.*	324,745	2,708,373
BioSpecifics Technologies Corp.*	50,939	1,373,315
Bruker Corp.*	84,268	2,045,184
Cepheid, Inc.*	43,784	2,099,005
Cubist Pharmaceuticals, Inc.*	55,234	3,856,438
Cyberonics, Inc.*	41,402	2,585,969
DexCom, Inc.*	88,032	3,491,349
Emergent Biosolutions, Inc.*	145,010	3,256,925
Ensign Group, Inc.	48,035	1,492,928
Exact Sciences Corp.*	156,974	2,673,267
GW Pharmaceuticals PLC ADR*	18,727	2,009,220
HeartWare International, Inc.*	13,046	1,154,571
Insulet Corp.*	73,059	2,898,251
InterMune, Inc.*	33,631	1,484,809
Isis Pharmaceuticals, Inc.*	49,013	1,688,498
Karyopharm Therapeutics, Inc.*	35,835	1,668,119
Medicines Co.*	46,429	1,349,227
Medidata Solutions, Inc.*	29,405	1,258,828
MWI Veterinary Supply, Inc.*	19,581	2,780,306
Neogen Corp.*	43,552	1,762,549
Omeros Corp.*	133,589	2,324,449
Omnicell, Inc.*	94,219	2,705,027
PAREXEL International Corp.*	60,178	3,179,806
Pharmacyclics, Inc.*	18,958	1,700,722
Questcor Pharmaceuticals, Inc.	21,100	1,951,539
Repros Therapeutics, Inc.*	31,086	537,788
Seattle Genetics, Inc.*	33,279	1,272,922
Sorrento Therapeutics, Inc.*	28,588	192,969
Supernus Pharmaceuticals, Inc.*	355,272	3,890,228
Synageva BioPharma Corp.*	22,066	2,312,517
Team Health Hldgs., Inc.*	43,688	2,181,779
TearLab Corp.*	169,516	825,543
WellCare Health Plans, Inc.*	34,476	2,573,978
Wright Medical Group, Inc.*	63,562	1,995,847

		79,894,988

INDUSTRIALS (14.1%)
Allegiant Travel Co.	25,697	3,026,336
Applied Industrial Technologies, Inc.	49,210	2,496,423
Astronics Corp.*	132,510	7,480,190
AZZ, Inc.	71,695	3,303,706
Corporate Executive Board Co.	45,178	3,082,043
EnPro Industries, Inc.*	53,028	3,879,528
Healthcare Svcs. Group, Inc.	68,384	2,013,225
Miller (Herman), Inc.	65,669	1,985,831
Mueller Water Product, Inc. Cl A	343,027	2,963,753
On Assignment, Inc.*	155,355	5,525,977
Raven Industries, Inc.	145,919	4,835,756
Saia, Inc.*	84,570	3,715,160
Sun Hydraulics Corp.	82,624	3,354,534
Teledyne Technologies, Inc.*	37,860	3,678,856
Trex Co., Inc.*	34,475	993,570
USG Corp.*	69,876	2,105,364
UTI Worldwide, Inc.	205,376	2,123,588

		56,563,840

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

INFORMATION TECHNOLOGY (22.5%)
Anixter International, Inc.	31,923	3,194,535
ARRIS Group, Inc.*	135,710	4,414,646
Aspen Technology, Inc.*	40,158	1,863,331
Blackhawk Network Hldgs., Inc.*	50,301	1,419,494
Brightcove, Inc.*	285,797	3,012,300
CalAmp Corp.*	188,577	4,084,578
Cavium, Inc.*	109,325	5,429,080
CommVault Systems, Inc.*	50,157	2,466,220
comScore, Inc.*	106,102	3,764,499
Conversant, Inc.*	90,806	2,306,472
Cornerstone OnDemand, Inc.*	43,205	1,988,294
Electronics for Imaging, Inc.*	79,508	3,593,762
FEI Company	23,887	2,167,268
Fleetmatics Group PLC*	38,757	1,253,401
iGATE Corp.*	138,854	5,052,897
Imperva, Inc.*	68,243	1,786,602
Informatica Corp.*	61,879	2,205,986
LogMeIn, Inc.*	81,742	3,810,812
Manhattan Associates, Inc.*	39,980	1,376,511
MAXIMUS, Inc.	63,922	2,749,924
MaxLinear, Inc. Cl A*	245,591	2,473,101
Monolithic Power Systems, Inc.	106,802	4,523,065
Nanometrics, Inc.*	90,719	1,655,622
Proofpoint, Inc.*	89,110	3,338,061
PTC, Inc.*	84,881	3,293,383
QLIK Technologies, Inc.*	95,855	2,168,240
Rogers Corp.*	58,271	3,866,281
Synaptics, Inc.*	53,556	4,854,316
TIBCO Software, Inc.*	84,110	1,696,499
Ultimate Software Group, Inc.*	12,786	1,766,642
Web.com Group, Inc.*	35,728	1,031,467
WEX, Inc.*	20,366	2,137,819

		90,745,108

MATERIALS (4.7%)
A. Schulman, Inc.	86,648	3,353,278
Calgon Carbon Corp.*	99,018	2,211,072
CVR Partners LP	169,716	3,171,992
Fuller (H.B.) Co.	51,173	2,461,421
Resolute Forest Products*	192,454	3,229,378
Stepan Co.	45,715	2,416,495
U.S. Concrete, Inc.*	74,270	1,838,183

		18,681,819

TELECOMMUNICATION SERVICES (0.5%)
Consolidated Comms. Hldgs., Inc.	87,775	1,952,116

UTILITIES (0.7%)
NorthWestern Corp.	52,778	2,754,484

TOTAL COMMON STOCKS (Cost: $292,292,161) 94.4%		379,406,731

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (5.5%)
Dover Corp.†	A-1	0.07	07/01/14	5,200,000	5,200,000
National Rural Utilities	A-1	0.09	07/15/14	4,700,000	4,699,835
San Diego Gas & Electric Co.†	A-1	0.11	07/01/14	5,300,000	5,300,000
Wal-Mart Stores, Inc.†	A-1+	0.06	07/31/14	7,000,000	6,999,650

					22,199,485

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $22,199,485) 5.5%					22,199,485

TOTAL INVESTMENTS (Cost: $314,491,646) 99.9%					401,606,216

OTHER NET ASSETS 0.1%					488,355

NET ASSETS 100.0%					$402,094,571

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (7.6%)
Abercrombie & Fitch Co. Cl A	6,618	286,229
Deckers Outdoor Corp.*	2,527	218,156
Diamond Resorts Int’l., Inc.*	46,929	1,092,038
Dillard’s, Inc. Cl A	6,952	810,673
Discovery Communications, Inc. Cl A*	4,308	319,998
Liberty Interactive Corp. Cl A*	13,970	410,159
Macy’s, Inc.	7,320	424,706
Newell Rubbermaid, Inc.	29,569	916,343
Rent-A-Center, Inc.	11,758	337,219
Shutterfly, Inc.*	5,236	225,462
Taylor Morrison Home Corp. Cl A*	20,350	456,247
TRW Automotive Hldgs. Corp.*	7,775	696,018
Wiley (John) & Sons, Inc. Cl A	7,240	438,672

		6,631,920

CONSUMER STAPLES (3.6%)
ConAgra Foods, Inc.	17,804	528,423
Constellation Brands, Inc. Cl A*	6,620	583,421
Energizer Hldgs., Inc.	6,326	771,962
Hillshire Brands Co.	13,730	855,379
Vector Group Ltd.	20,740	428,903

		3,168,088

ENERGY (7.6%)
Atwood Oceanics, Inc.*	7,153	375,389
Cameron International Corp.*	6,801	460,496
Denbury Resources, Inc.	31,012	572,482
Energy XXI (Bermuda) Ltd.	38,999	921,546
MarkWest Energy Partners LP	5,082	363,770
Noble Energy, Inc.	26,091	2,021,009
PBF Energy, Inc.	20,107	535,852
SandRidge Energy, Inc.*	71,258	509,495
Tesoro Corp.	16,071	942,886

		6,702,925

FINANCIALS (30.7%)
Alexander’s, Inc.	714	263,802
American Financial Group, Inc.	25,832	1,538,554
Ameriprise Financial, Inc.	13,756	1,650,720
Annaly Capital Mgmt., Inc.*	28,254	322,943
Aon PLC	9,319	839,549
Associated Banc-Corp.	40,187	726,581
Assurant, Inc.	4,061	266,199
BOK Financial Corp.	8,990	598,734
Brandywine Realty Trust	37,145	579,462
CBL & Associates Pptys., Inc.	35,837	680,903
CIT Group, Inc.	9,170	419,619
City National Corp.	3,620	274,251
Comerica, Inc.	13,337	668,984
DDR Corp.	22,425	395,353
Discover Financial Svcs.	14,717	912,160
Duke Realty Corp.	40,964	743,906
E*Trade Financial Corp.*	22,469	477,691
Equity Lifestyle Properties, Inc.	10,977	484,744
Everest Re Group Ltd.	3,948	633,615
Fifth Third Bancorp	37,386	798,191
First Niagara Financial Group, Inc.	64,348	562,402
Hartford Financial Svcs. Group, Inc.	22,989	823,236
Health Care REIT, Inc.	7,400	463,758

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

Highwoods Properties, Inc.	5,370	225,272
Home Properties, Inc.	11,552	738,866
Host Hotels & Resorts, Inc.	39,475	868,845
Howard Hughes Corp.*	1,952	308,084
Huntington Bancshares, Inc.	32,590	310,909
iShares Russell Mid-Cap Value ETF	11,940	866,963
KeyCorp	62,787	899,738
Kilroy Realty Corp.	6,993	435,524
Lincoln National Corp.	16,874	867,999
Progressive Corp.	19,008	482,043
ProLogis, Inc.	15,744	646,921
Reinsurance Grp. of America, Inc.	9,913	782,136
RLJ Lodging Trust	23,194	670,075
Starwood Property Trust, Inc.	10,094	239,934
SVB Financial Group*	4,044	471,611
Vornado Realty Trust	11,270	1,202,847
Voya Financial, Inc.	21,972	798,462
Weingarten Realty Investors	11,959	392,734
Weyerhaeuser Co.	12,640	418,258
Zions Bancorporation	6,358	187,370

		26,939,948

HEALTH CARE (8.7%)
Agilent Technologies, Inc.	12,889	740,344
Boston Scientific Corp.*	59,623	761,386
Cardinal Health, Inc.	9,818	673,122
CareFusion Corp.*	9,418	417,688
CIGNA Corp.	9,029	830,397
HCA Hldgs., Inc.*	16,207	913,751
Hospira, Inc.*	10,680	548,632
Humana, Inc.	8,003	1,022,143
MEDNAX, Inc.*	10,063	585,163
Mylan, Inc.*	10,199	525,860
Zimmer Hldgs., Inc.	6,023	625,549

		7,644,035

INDUSTRIALS (9.7%)
Alaska Air Group, Inc.	6,109	580,660
AZZ, Inc.	4,990	229,939
Carlisle Cos., Inc.	6,100	528,382
Delta Air Lines, Inc.	12,380	479,354
Genesee & Wyoming, Inc. Cl A*	4,347	456,435
Joy Global, Inc.	10,347	637,168
L-3 Communications Hldgs., Inc.	7,263	877,007
Old Dominion Freight Line, Inc.*	15,788	1,005,380
Orbital Sciences Corp.*	17,301	511,245
Oshkosh Corp.	19,946	1,107,601
Snap-on, Inc.	3,601	426,791
Triumph Group, Inc.	15,905	1,110,487
United Rentals, Inc.*	5,342	559,468

		8,509,917

INFORMATION TECHNOLOGY (10.7%)
Analog Devices, Inc.	8,232	445,104
Avago Technologies Ltd.	8,861	638,612
Avnet, Inc.	14,598	646,837
Broadcom Corp. Cl A	14,180	526,362
Brocade Communications Systems, Inc.	27,898	256,662
CA, Inc.	23,464	674,355
Computer Sciences Corp.	10,381	656,079
F5 Networks, Inc.*	3,315	369,424
Fidelity Nat’l. Information Svcs., Inc.	8,000	437,920
Harris Corp.	5,691	431,093

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

KLA-Tencor Corp.	5,951	432,281
Lam Research Corp.	6,866	464,004
Marvell Technology Group	29,390	421,159
MICROS Systems, Inc.*	3,417	232,014
Symantec Corp.	21,129	483,854
Trimble Navigation Ltd.*	23,756	877,784
Western Digital Corp.	10,024	925,215
Xerox Corp.	35,975	447,529

		9,366,288

MATERIALS (7.3%)
CF Industries Hldgs., Inc.	2,346	564,283
Crown Hldgs., Inc.*	48,458	2,411,265
Eastman Chemical Co.	12,070	1,054,315
International Paper Co.	12,219	616,693
Packaging Corp. of America	11,310	808,552
RPM International, Inc.	10,198	470,944
Westlake Chemical Corp.	5,461	457,413

		6,383,465

UTILITIES (10.7%)
Ameren Corp.	25,140	1,027,723
Atmos Energy Corp.	14,668	783,271
Edison International	24,772	1,439,501
Entergy Corp.	7,196	590,720
FirstEnergy Corp.	15,924	552,881
Great Plains Energy, Inc.	31,538	847,426
ITC Hldgs. Corp.	19,761	720,881
Northeast Utilities	8,802	416,071
PPL Corp.	23,713	842,523
Public Svc. Enterprise Group, Inc.	21,550	879,025
Sempra Energy	7,610	796,843
Westar Energy, Inc.	11,419	436,092

		9,332,957

TOTAL COMMON STOCKS (Cost: $67,688,549) 96.6%		84,679,543

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.6%)
eBay, Inc.†	A-1	0.10	08/12/14	600,000	599,930
Toyota Motor Credit Corp.	A-1+	0.10	09/08/14	800,000	799,847

					1,399,777

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $1,399,777) 1.6%					1,399,777

TOTAL INVESTMENTS (Cost: $69,088,326) 98.2%					86,079,320

OTHER NET ASSETS 1.8%					1,573,442

NET ASSETS 100.0%					$87,652,762

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (12.7%)
Aaron’s, Inc.	41,405	1,475,674
Abercrombie & Fitch Co. Cl A	41,699	1,803,482
Advance Auto Parts, Inc.	41,820	5,642,354
AMC Networks, Inc. Cl A*	33,880	2,083,281
American Eagle Outfitters, Inc.	98,068	1,100,323
ANN, Inc.*	26,843	1,104,321
Apollo Education Group, Inc.*	56,844	1,776,375
Ascena Retail Group, Inc.*	74,135	1,267,709
Bally Technologies, Inc.*	22,513	1,479,554
Big Lots, Inc.	31,799	1,453,214
Brinker International, Inc.	37,232	1,811,337
Brunswick Corp.	53,151	2,239,252
Cabela’s, Inc.*	26,870	1,676,688
Carter’s, Inc.	30,778	2,121,528
Cheesecake Factory, Inc.	26,340	1,222,703
Chico’s FAS, Inc.	87,842	1,489,800
Cinemark Hldgs., Inc.	59,685	2,110,462
CST Brands, Inc.	43,348	1,495,506
Deckers Outdoor Corp.*	19,847	1,713,392
Devry Education Group Inc.	32,758	1,386,974
Dick’s Sporting Goods, Inc.	56,945	2,651,359
Domino’s Pizza, Inc.	31,888	2,330,694
DreamWorks Animation SKG Cl A*	41,238	959,196
Foot Locker, Inc.	83,585	4,239,431
Gentex Corp.	83,638	2,433,029
Guess?, Inc.	34,207	923,589
Hanesbrands, Inc.	57,079	5,618,857
HSN, Inc.	19,218	1,138,474
International Game Technology	141,586	2,252,633
International Speedway Corp. Cl A	15,997	532,380
Jarden Corp.*	68,777	4,081,915
Kate Spade & Co.*	72,539	2,766,637
KB Home	51,570	963,328
Lamar Advertising Co. Cl A	37,631	1,994,443
Life Time Fitness, Inc.*	21,554	1,050,542
Live Nation Entertainment, Inc.*	81,578	2,014,161
LKQ Corp.*	173,031	4,618,197
MDC Hldgs., Inc.	22,389	678,163
Meredith Corp.	21,212	1,025,812
Murphy USA, Inc.*	25,462	1,244,837
New York Times Co. Cl A	72,354	1,100,504
NVR, Inc.*	2,332	2,683,199
Office Depot, Inc.*	278,940	1,587,169
Panera Bread Co. Cl A*	14,958	2,241,157
Penney (J.C.) Co., Inc.*	174,705	1,581,080
Polaris Industries, Inc.	37,769	4,919,035
Rent-A-Center, Inc.	30,263	867,943
Service Corp. International	122,402	2,536,169
Signet Jewelers Ltd.	45,973	5,084,154
Sotheby’s	39,515	1,659,235
Tempur Sealy Int’l., Inc.*	34,851	2,080,605
The Wendy’s Co.	151,390	1,291,357
Thor Industries, Inc.	25,666	1,459,625
Time, Inc.*	63,962	1,549,160
Toll Brothers, Inc.*	91,713	3,384,210
Tupperware Brands Corp.	28,921	2,420,688
Wiley (John) & Sons, Inc. Cl A	26,844	1,626,478
Williams-Sonoma, Inc.	50,178	3,601,777

		121,645,151

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

CONSUMER STAPLES (3.4%)
Church & Dwight Co., Inc.	77,906	5,449,525
Dean Foods Co.	53,581	942,490
Energizer Hldgs., Inc.	35,350	4,313,761
Flowers Foods, Inc.	100,752	2,123,852
Hain Celestial Group, Inc.*	28,727	2,549,234
Hillshire Brands Co.	70,325	4,381,248
Ingredion, Inc.	42,753	3,208,185
Lancaster Colony Corp.	11,127	1,058,845
Post Hldgs., Inc.*	25,196	1,282,728
SUPERVALU, Inc.*	113,356	931,786
Tootsie Roll Industries, Inc.	11,845	348,717
United Natural Foods, Inc.*	28,446	1,851,835
Universal Corp.	13,313	736,875
WhiteWave Foods Co. Cl A*	99,671	3,226,350

		32,405,431

ENERGY (5.1%)
Atwood Oceanics, Inc.*	33,164	1,740,447
Bill Barrett Corp.*	28,487	762,882
CARBO Ceramics, Inc.	11,388	1,755,119
Dresser-Rand Group, Inc.*	43,837	2,793,732
Dril-Quip, Inc.*	23,320	2,547,477
Energen Corp.	41,721	3,708,162
Gulfport Energy Corp.*	48,969	3,075,253
Helix Energy Solutions Group*	56,262	1,480,253
HollyFrontier Corp.	113,888	4,975,767
Oceaneering Int’l., Inc.	61,908	4,836,872
Oil States International, Inc.*	30,412	1,949,105
Patterson-UTI Energy, Inc.	82,827	2,893,975
Rosetta Resources, Inc.*	35,217	1,931,652
SM Energy Co.	38,439	3,232,720
Superior Energy Services, Inc.	89,765	3,244,107
Tidewater, Inc.	28,400	1,594,660
Unit Corp.*	25,291	1,740,780
World Fuel Services Corp.	41,260	2,031,230
WPX Energy, Inc.*	115,877	2,770,619

		49,064,812

FINANCIALS (21.3%)
Alexander & Baldwin, Inc.	24,580	1,018,841
Alexandria Real Estate Equities, Inc.	41,071	3,188,752
Alleghany Corp.*	9,438	4,134,977
American Campus Communities, Inc.	60,135	2,299,562
American Financial Group, Inc.	41,052	2,445,057
Aspen Insurance Hldgs. Ltd.	37,505	1,703,477
Associated Banc-Corp.	91,402	1,652,548
Astoria Financial Corp.	48,439	651,505
BancorpSouth, Inc.	48,442	1,190,220
Bank of Hawaii Corp.	25,468	1,494,717
Berkley (W.R.) Corp.	59,277	2,745,118
BioMed Realty Trust, Inc.	110,349	2,408,919
Brown & Brown, Inc.	68,143	2,092,672
Camden Property Trust	49,049	3,489,836
Cathay General Bancorp	42,444	1,084,869
CBOE Holdings, Inc.	49,287	2,425,413
City National Corp.	27,409	2,076,506
Commerce Bancshares, Inc.	46,378	2,156,577
Corporate Office Pptys. Trust	50,218	1,396,563
Corrections Corp. of America	66,704	2,191,226
Cullen/Frost Bankers, Inc.	30,376	2,412,462

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

Duke Realty Corp.	188,870	3,429,879
East West Bancorp, Inc.	82,194	2,875,968
Eaton Vance Corp.	69,200	2,615,068
Equity One, Inc.	36,296	856,223
Everest Re Group Ltd.	26,429	4,241,590
Extra Space Storage, Inc.	63,138	3,362,099
Federal Realty Investment Trust	38,562	4,662,917
Federated Investors, Inc. Cl B	54,222	1,676,544
First American Financial Corp.	61,241	1,701,887
First Horizon National Corp.	135,615	1,608,394
First Niagara Financial Group, Inc.	202,886	1,773,224
FirstMerit Corp.	94,784	1,871,984
Fulton Financial Corp.	108,320	1,342,085
Gallagher (Arthur J.) & Co.	90,051	4,196,377
Hancock Hldg. Co.	47,166	1,665,903
Hanover Insurance Group, Inc.	25,254	1,594,790
HCC Insurance Hldgs., Inc.	57,265	2,802,549
Highwoods Properties, Inc.	51,659	2,167,095
Home Properties, Inc.	32,749	2,094,626
Hospitality Properties Trust	85,834	2,609,354
International Bancshares Corp.	32,628	880,956
Janus Capital Group, Inc.	86,069	1,074,141
Jones Lang LaSalle, Inc.	25,546	3,228,759
Kemper Corp.	29,183	1,075,685
Kilroy Realty Corp.	47,129	2,935,194
LaSalle Hotel Propertie	63,707	2,248,220
Liberty Property Trust	84,662	3,211,230
Mack-Cali Realty Corp.	50,821	1,091,635
Mercury General Corp.	20,800	978,432
Mid-America Apt. Communities, Inc.	42,997	3,140,931
MSCI, Inc. Cl A*	66,897	3,067,227
National Retail Pptys., Inc.	70,615	2,626,172
New York Community Bancorp, Inc.	253,739	4,054,749
Old Republic Int’l. Corp.	138,895	2,297,323
Omega Healthcare Investors, Inc.	72,248	2,663,061
PacWest Bancorp	54,933	2,371,458
Potlatch Corp.	23,267	963,254
Primerica, Inc.	31,193	1,492,585
Prosperity Bancshares, Inc.	34,375	2,151,875
Protective Life Corp.	45,197	3,133,508
Raymond James Financial, Inc.	71,162	3,610,048
Rayonier, Inc.	72,493	2,577,126
Realty Income Corp.	126,934	5,638,408
Regency Centers Corp.	52,932	2,947,254
Reinsurance Grp. of America, Inc.	39,596	3,124,124
RenaissanceRe Hldgs. Ltd.	23,244	2,487,108
SEI Investments Co.	81,451	2,669,149
Senior Housing Pptys. Trust	116,778	2,836,538
Signature Bank*	28,661	3,616,445
SL Green Realty Corp	54,708	5,985,602
SLM Corp.	242,346	2,013,895
StanCorp Financial Group, Inc.	25,070	1,604,480
SVB Financial Group*	28,566	3,331,367
Synovus Financial Corp.	79,667	1,942,281
Taubman Centers, Inc.	36,264	2,749,174
TCF Financial Corp.	95,514	1,563,564
Trustmark Corp.	38,657	954,441
UDR, Inc.	144,126	4,126,327
Umpqua Hldgs. Corp.	98,237	1,760,407
Valley National Bancorp	114,913	1,138,788
Waddell & Reed Financial, Inc. Cl A	48,855	3,057,834

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

Washington Federal, Inc.	58,084	1,302,824
Washington Prime Group, Inc.*	89,038	1,668,572
Webster Financial Corp.	51,771	1,632,857
Weingarten Realty Investors	64,425	2,115,717
Westamerica Bancorporation	15,080	788,382

		205,337,480

HEALTH CARE (9.3%)
Align Technology, Inc.*	41,179	2,307,671
Allscripts Healthcare Solutions, Inc.*	91,565	1,469,618
Bio-Rad Laboratories, Inc. Cl A*	11,564	1,384,326
Charles River Laboratories Int’l., Inc.*	27,724	1,483,788
Community Health Systems, Inc.*	66,069	2,997,551
Cooper Companies, Inc.	27,479	3,724,229
Covance, Inc.*	32,912	2,816,609
Cubist Pharmaceuticals, Inc.*	43,166	3,013,850
Endo International PLC*	80,298	5,622,466
Health Net, Inc.*	45,975	1,909,802
Hill-Rom Hldgs., Inc.	32,800	1,361,528
HMS Hldgs. Corp.*	50,253	1,025,664
Hologic, Inc.*	158,392	4,015,237
IDEXX Laboratories, Inc.*	29,409	3,928,160
LifePoint Hospitals, Inc.*	25,497	1,583,364
Mallinckrodt PLC*	33,520	2,682,270
MEDNAX, Inc.*	56,970	3,312,806
Mettler-Toledo Int’l., Inc.*	16,749	4,240,512
Omnicare, Inc.	56,763	3,778,713
Owens & Minor, Inc.	36,164	1,228,853
ResMed, Inc.	80,441	4,072,728
Salix Pharmaceuticals Ltd.*	36,347	4,483,402
Schein (Henry), Inc.*	48,932	5,806,760
Sirona Dental Systems, Inc.*	31,726	2,616,126
STERIS Corp.	33,871	1,811,421
Techne Corp.	19,085	1,766,698
Teleflex, Inc.	23,713	2,504,093
Thoratec Corp.*	32,608	1,136,715
United Therapeutics Corp.*	25,297	2,238,532
Universal Health Svcs., Inc. Cl B	51,529	4,934,417
VCA Inc.*	50,617	1,776,151
WellCare Health Plans, Inc.*	25,161	1,878,520

		88,912,580

INDUSTRIALS (16.5%)
Acuity Brands, Inc.	24,769	3,424,314
AECOM Technology Corp.*	56,892	1,831,922
AGCO Corp.	50,070	2,814,935
Alaska Air Group, Inc.	39,391	3,744,115
Alliant TechSystems, Inc.	18,262	2,445,647
B/E Aerospace, Inc.*	56,712	5,245,293
Carlisle Cos., Inc.	36,735	3,181,986
Civeo Corp.*	60,825	1,522,450
CLARCOR, Inc.	28,900	1,787,465
Clean Harbors, Inc.*	31,698	2,036,597
Con-way, Inc.	32,704	1,648,609
Copart, Inc.*	64,305	2,312,408
Corporate Executive Board Co.	19,375	1,321,763
Crane Co.	28,332	2,106,768
Deluxe Corp.	28,691	1,680,719
Donaldson Co., Inc.	75,388	3,190,420
Donnelley (R.R.) & Sons Co.	114,415	1,940,478
Esterline Technologies Corp.*	18,325	2,109,574
Exelis, Inc.	108,660	1,845,047
Fortune Brands Home & Security, Inc.	95,185	3,800,737

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

FTI Consulting, Inc.*	23,418	885,669
GATX Corp.	26,391	1,766,614
Genesee & Wyoming, Inc. Cl A*	29,238	3,069,990
Graco, Inc.	34,747	2,713,046
Granite Construction, Inc.	20,844	749,967
Harsco Corp.	46,282	1,232,490
HNI Corp.	25,853	1,011,111
Hubbell, Inc. Cl B	30,868	3,801,394
Hunt (J.B.) Transport Svcs., Inc.	52,428	3,868,138
Huntington Ingalls Industries, Inc.	28,150	2,662,709
IDEX Corp.	46,212	3,731,157
ITT Corp.	52,564	2,528,328
JetBlue Airways Corp*	130,997	1,421,317
KBR, Inc.	84,373	2,012,296
Kennametal, Inc.	45,034	2,084,174
Kirby Corp.*	32,665	3,826,378
Landstar System, Inc.	25,768	1,649,152
Lennox International, Inc.	25,918	2,321,475
Lincoln Electric Hldgs., Inc.	46,101	3,221,538
Manpowergroup, Inc.	45,641	3,872,639
Miller (Herman), Inc.	33,956	1,026,829
MSA Safety, Inc.	18,196	1,045,906
MSC Industrial Direct Co., Inc. Cl A	27,151	2,596,722
Nordson Corp.	34,304	2,750,838
NOW, Inc.*	61,498	2,226,843
Old Dominion Freight Line, Inc.*	40,007	2,547,646
Oshkosh Corp.	48,688	2,703,645
Regal-Beloit Corp.	25,869	2,032,269
Rollins, Inc.	36,829	1,104,870
Smith (A.O.) Corp.	43,628	2,163,076
SPX Corp.	25,115	2,717,694
Terex Corp.	63,226	2,598,589
Timken Co.	43,937	2,980,686
Towers Watson & Co. Cl A	36,671	3,822,218
Trinity Industries, Inc.	88,800	3,882,336
Triumph Group, Inc.	29,895	2,087,269
United Rentals, Inc.*	55,757	5,839,431
URS Corp.	39,532	1,812,542
Valmont Industries, Inc.	15,409	2,341,398
Wabtec Corp.	55,287	4,566,153
Waste Connections, Inc.	71,051	3,449,526
Watsco, Inc.	15,635	1,606,653
Werner Enterprises, Inc.	26,077	691,301
Woodward, Inc.	33,825	1,697,339

		158,712,608

INFORMATION TECHNOLOGY (15.9%)
3D Systems Corp.*	58,597	3,504,101
ACI Worldwide, Inc.*	21,739	1,213,688
Acxiom Corp.*	44,113	956,811
Adtran, Inc.	32,339	729,568
Advanced Micro Devices, Inc.*	371,295	1,555,726
Advent Software, Inc.	23,306	759,076
ANSYS, Inc.*	53,117	4,027,331
AOL, Inc.*	45,822	1,823,257
ARRIS Group, Inc.*	68,393	2,224,824
Arrow Electronics, Inc.*	57,114	3,450,257
Atmel Corp.*	241,302	2,261,000
Avnet, Inc.	79,333	3,515,245
Belden, Inc.	26,806	2,095,157
Broadridge Financial Solutions, Inc.	69,170	2,880,239
Cadence Design Systems, Inc.*	165,954	2,902,535

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

Ciena Corp.*	60,204	1,304,019
CommVault Systems, Inc.*	25,426	1,250,196
Compuware Corp.	125,923	1,257,971
Concur Technologies, Inc.*	27,389	2,556,489
Convergys Corp.	58,167	1,247,100
Conversant, Inc.*	36,101	916,965
CoreLogic, Inc.*	52,645	1,598,302
Cree, Inc.*	69,898	3,491,405
Cypress Semiconductor Corp.	83,178	907,472
Diebold, Inc.	37,028	1,487,415
DST Systems, Inc.	20,022	1,845,428
Equinix, Inc.*	28,560	6,000,172
FactSet Research Systems, Inc.	22,571	2,714,840
Fair Isaac Corp.	19,645	1,252,565
Fairchild Semiconductor Int’l., Inc.*	71,612	1,117,147
FEI Company	24,222	2,197,662
Fortinet, Inc.*	78,519	1,973,182
Gartner, Inc.*	51,718	3,647,153
Global Payments, Inc.	41,166	2,998,943
Henry (Jack) & Associates, Inc.	48,468	2,880,453
Informatica Corp.*	62,935	2,243,633
Ingram Micro, Inc. Cl A*	88,966	2,598,697
Integrated Device Technology, Inc.*	77,876	1,203,963
InterDigital, Inc.	23,188	1,108,386
International Rectifier Corp.*	40,853	1,139,799
Intersil Corp. Cl A	73,816	1,103,549
Itron, Inc.*	22,540	913,997
JDS Uniphase Corp.*	134,539	1,677,701
Knowles Corp.*	48,742	1,498,329
Leidos Hldgs., Inc.	36,433	1,396,841
Lexmark International, Inc. Cl A	35,691	1,718,879
Mentor Graphics Corp.	55,503	1,197,200
MICROS Systems, Inc.*	42,889	2,912,163
National Instruments Corp.	56,395	1,826,634
NCR Corp.*	96,244	3,377,202
NeuStar, Inc. Cl A*	34,529	898,445
Plantronics, Inc.	24,389	1,171,891
Polycom, Inc.*	79,189	992,238
PTC, Inc.*	67,995	2,638,206
Rackspace Hosting, Inc.*	66,779	2,247,781
RF Micro Devices, Inc.*	164,026	1,573,009
Riverbed Technology, Inc.*	92,027	1,898,517
Rovi Corp.*	54,302	1,301,076
Science Applications Int’l. Corp.	23,381	1,032,505
Semtech Corp.*	38,566	1,008,501
Silicon Laboratories, Inc.*	22,916	1,128,613
Skyworks Solutions, Inc.	108,677	5,103,472
SolarWinds, Inc.*	37,599	1,453,577
Solera Hldgs., Inc.	39,437	2,648,195
SunEdison, Inc.*	141,071	3,188,205
Synopsys, Inc.*	88,698	3,443,256
Tech Data Corp.*	21,918	1,370,313
Teradyne, Inc.	111,350	2,182,460
TIBCO Software, Inc.*	87,685	1,768,606
Trimble Navigation Ltd.*	149,542	5,525,577
VeriFone Systems, Inc.*	64,042	2,353,544
Vishay Intertechnology, Inc.	77,758	1,204,471
WEX, Inc.*	22,212	2,331,594
Zebra Technologies Corp. Cl A*	28,941	2,382,423

		153,307,142

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

MATERIALS (7.4%)
Albemarle Corp.	45,598	3,260,257
AptarGroup, Inc.	37,520	2,514,215
Ashland, Inc.	41,546	4,517,712
Cabot Corp.	34,378	1,993,580
Carpenter Technology Corp.	30,433	1,924,887
Cliffs Natural Resources, Inc.	87,807	1,321,495
Commercial Metals Co.	67,492	1,168,287
Compass Minerals Int’l., Inc.	19,222	1,840,314
Cytec Industries, Inc.	20,553	2,166,697
Domtar Corp.	37,243	1,595,863
Eagle Materials, Inc.	28,687	2,704,610
Greif, Inc. Cl A	17,490	954,254
Louisiana-Pacific Corp.*	80,899	1,215,103
Martin Marietta Materials, Inc.	26,507	3,500,249
Minerals Technologies, Inc.	19,766	1,296,254
NewMarket Corp.	6,344	2,487,546
Olin Corp.	45,290	1,219,207
Packaging Corp. of America	56,359	4,029,105
PolyOne Corp.	53,954	2,273,622
Rayonier Advanced Materials, Inc.*	24,164	936,367
Reliance Steel & Aluminum Co.	44,547	3,283,559
Rock-Tenn Co. Cl A	41,141	4,344,078
Royal Gold, Inc.	37,245	2,835,089
RPM International, Inc.	76,380	3,527,228
Scotts Miracle-Gro Co. Cl A	24,942	1,418,202
Sensient Technologies Corp.	28,352	1,579,773
Silgan Hldgs., Inc.	25,137	1,277,462
Sonoco Products Co.	58,499	2,569,861
Steel Dynamics, Inc.	128,042	2,298,354
Valspar Corp.	44,517	3,391,750
Worthington Industries, Inc.	29,835	1,284,098

		70,729,078

TELECOMMUNICATION SERVICES (0.5%)
Telephone & Data Systems, Inc.	56,728	1,481,168
tw telecom inc*	79,061	3,186,949

		4,668,117

UTILITIES (4.7%)
Alliant Energy Corp.	63,592	3,870,209
Aqua America, Inc.	101,495	2,661,199
Atmos Energy Corp.	57,429	3,066,709
Black Hills Corp.	25,583	1,570,540
Cleco Corp.	34,600	2,039,670
Great Plains Energy, Inc.	88,127	2,367,972
Hawaiian Electric Industries, Inc.	58,169	1,472,839
Idacorp, Inc.	28,836	1,667,586
MDU Resources Group	109,832	3,855,103
National Fuel Gas Co.	48,155	3,770,537
OGE Energy Corp.	114,151	4,461,021
ONE Gas, Inc.	29,794	1,124,724
PNM Resources, Inc.	45,660	1,339,208
Questar Corp.	100,398	2,489,870
UGI Corp.	65,967	3,331,334
Vectren Corp.	47,271	2,009,018
Westar Energy, Inc.	73,887	2,821,745
WGL Hldgs., Inc.	29,751	1,282,268

		45,201,552

TOTAL INDEXED ASSETS - COMMON STOCKS (Cost: $637,679,473) 96.8%		929,983,951

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.5%)
U.S. Treasury Bill (1)	A-1+	0.03	07/10/14	5,000,000	4,999,966

COMMERCIAL PAPER (1.7%)
Alabama Power Co.†	A-1	0.10	07/07/14	3,000,000	2,999,950
National Rural Utilities	A-1	0.09	07/10/14	1,500,000	1,499,966
Precision Castparts Corp.†	A-1	0.06	07/01/14	11,400,000	11,400,000

					15,899,916

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $20,899,882) 2.2%					20,899,882

TEMPORARY CASH INVESTMENTS (2) (Cost: $300,400) 0.0% (3)					300,400

TOTAL INVESTMENTS (Cost: $658,879,755) 99.0%					951,184,233

OTHER NET ASSETS 1.0%					9,551,248

NET ASSETS 100.0%					$960,735,481

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS:
FINANCIALS (98.3%)
iShares MSCI EAFE ETF	1,052,894	71,986,363
iShares MSCI EAFE Growth ETF	218,254	15,812,502
iShares MSCI EAFE Small-Cap ETF	166,033	8,786,466
iShares MSCI EAFE Value ETF	265,320	15,539,792
iShares MSCI Emerging Markets ETF	147,035	8,832,392
Vanguard FTSE Developed Markets ETF	2,416,800	102,931,513
Vanguard FTSE Europe ETF	424,630	25,456,569
Vanguard FTSE Pacific ETF	220,480	13,722,675

		263,068,272

TOTAL COMMON STOCKS (Cost: $230,515,984) 98.3%		263,068,272

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.0%)
San Diego Gas & Electric Co.†	A-1	0.11	07/01/14	2,600,000	2,600,000

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $2,600,000) 1.0%					2,600,000

TOTAL INVESTMENTS (Cost: $233,115,984) 99.3%					265,668,272

OTHER NET ASSETS 0.7%					1,741,233

NET ASSETS 100.0%					$267,409,505

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (7.6%)
Amazon.com, Inc.*	4,260	1,383,563
AutoZone, Inc.*	1,136	609,169
Discovery Communications, Inc. Cl A*	6,628	492,328
Disney (Walt) Co.	19,677	1,687,106
Dollar Tree, Inc.*	4,820	262,497
Ford Motor Co.	29,348	505,960
General Motors Co.	13,968	507,038
Home Depot, Inc.	13,306	1,077,254
Johnson Controls, Inc.	7,177	358,348
Macy’s, Inc.	13,584	788,144
McDonald’s Corp.	11,202	1,128,489
Priceline Group Inc.*	440	529,320
Starbucks Corp.	14,509	1,122,706
Target Corp.	13,504	782,557
Time Warner Cable, Inc.	7,360	1,084,128
Time Warner, Inc.	12,391	870,468
Time, Inc.*	1,548	37,493
TJX Cos., Inc.	9,502	505,031
Viacom, Inc. Cl B	8,846	767,214

		14,498,813

CONSUMER STAPLES (5.2%)
Coca-Cola Co.	18,712	792,640
Colgate-Palmolive Co.	10,417	710,231
Constellation Brands, Inc. Cl A*	11,138	981,592
Estee Lauder Cos., Inc. Cl A	9,931	737,476
Mead Johnson Nutrition Co.	4,195	390,848
Mondelez International, Inc. Cl A	15,391	578,856
PepsiCo, Inc.	12,208	1,090,663
Philip Morris Int’l., Inc.	8,107	683,501
Proctor & Gamble Co.	21,032	1,652,905
Sysco Corp.	14,973	560,739
Tyson Foods, Inc. Cl A	12,651	474,919
Wal-Mart Stores, Inc.	17,148	1,287,300

		9,941,670

ENERGY (7.0%)
Anadarko Petroleum Corp.	9,491	1,038,980
Apache Corp.	6,495	653,527
Chevron Corp.	8,662	1,130,824
EOG Resources, Inc.	9,300	1,086,798
Exxon Mobil Corp.	35,052	3,529,035
Halliburton Co.	21,592	1,533,248
Hess Corp.	6,283	621,326
National Oilwell Varco, Inc.	9,714	799,948
Noble Energy, Inc.	16,632	1,288,315
Occidental Petroleum Corp.	10,227	1,049,597
Range Resources Corp.	5,457	474,486

		13,206,084

FINANCIALS (8.9%)
American Int’l. Group, Inc.	19,786	1,079,920
Aon PLC	6,325	569,819
Bank of America Corp.	72,350	1,112,020
Berkshire Hathaway, Inc. Cl B*	8,165	1,033,362
Capital One Financial Corp.	19,627	1,621,190
Citigroup, Inc.	19,052	897,349
Comerica, Inc.	13,712	687,794

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

Franklin Resources, Inc.	7,567	437,675
Goldman Sachs Group, Inc.	6,753	1,130,722
JPMorgan Chase & Co.	43,379	2,499,498
MetLife, Inc.	19,710	1,095,088
PNC Financial Svcs. Grp., Inc.	8,797	783,373
Simon Property Group, Inc.	7,028	1,168,616
Washington Prime Group, Inc.*	3,514	65,852
Wells Fargo & Co.	42,299	2,223,235
Zions Bancorporation	18,786	553,623

		16,959,136

HEALTH CARE (8.8%)
Abbott Laboratories	20,233	827,530
AmerisourceBergen Corp.	3,011	218,779
Biogen Idec, Inc.*	2,927	922,912
Celgene Corp.*	11,130	955,844
Cerner Corp.*	5,402	278,635
Covidien PLC	12,015	1,083,513
Express Scripts Hldg. Co.*	8,441	585,215
Forest Laboratories, Inc.*	9,100	900,900
Gilead Sciences, Inc.*	19,697	1,633,078
Humana, Inc.	2,967	378,945
McKesson Corp.	3,590	668,494
Medtronic, Inc.	8,167	520,728
Merck & Co., Inc.	30,185	1,746,202
Mylan, Inc.*	29,432	1,517,514
Pfizer, Inc.	68,337	2,028,242
St. Jude Medical, Inc.	7,418	513,697
Stryker Corp.	9,508	801,715
UnitedHealth Group, Inc.	8,498	694,712
Vertex Pharmaceuticals, Inc.*	3,623	343,026

		16,619,681

INDUSTRIALS (6.5%)
Boeing Co.	14,502	1,845,089
Cummins, Inc.	7,366	1,136,500
Delta Air Lines, Inc.	16,638	644,223
Expeditors Int’l. of Wash.	13,530	597,485
FedEx Corp.	7,377	1,116,730
General Electric Co.	64,304	1,689,909
NOW, Inc.*	2,428	87,918
Precision Castparts Corp.	5,783	1,459,629
Roper Industries, Inc.	14,689	2,144,741
Tyco International Ltd.	12,983	592,025
Union Pacific Corp.	10,320	1,029,420

		12,343,669

INFORMATION TECHNOLOGY (10.4%)
Analog Devices, Inc.	10,300	556,921
Apple, Inc.	51,940	4,826,779
Automatic Data Processing, Inc.	8,803	697,902
Broadcom Corp. Cl A	18,343	680,892
Cisco Systems, Inc.	39,033	969,970
F5 Networks, Inc.*	2,626	292,641
Facebook, Inc. Cl A*	13,971	940,109
Google, Inc. Cl A*	1,968	1,150,631
Google, Inc. Cl C*	1,968	1,132,151
KLA-Tencor Corp.	5,730	416,227
MasterCard, Inc. Cl A	11,094	815,076
Microsoft Corp.	44,788	1,867,660
NetApp, Inc.	2,395	87,465

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

Oracle Corp.	27,895	1,130,584
QUALCOMM, Inc.	15,948	1,263,082
Salesforce.com, inc.*	24,770	1,438,642
Teradata Corp.*	8,219	330,404
Texas Instruments, Inc.	12,981	620,362
Yahoo!, Inc.*	15,324	538,332

		19,755,830

MATERIALS (2.1%)
Ball Corp.	11,672	731,601
CF Industries Hldgs., Inc.	2,123	510,645
Dow Chemical Co.	15,705	808,179
Eastman Chemical Co.	12,368	1,080,345
FMC Corp.	3,631	258,491
Freeport-McMoRan Copper & Gold, Inc.	16,020	584,730

		3,973,991

TELECOMMUNICATION SERVICES (1.1%)
AT&T, Inc.	37,483	1,325,399
Verizon Communications, Inc.	16,062	785,914

		2,111,313

UTILITIES (1.7%)
Ameren Corp.	4,526	185,023
Dominion Resources, Inc.	13,419	959,727
Edison International	7,761	450,992
PPL Corp.	8,610	305,913
Public Svc. Enterprise Group, Inc.	15,123	616,867
Sempra Energy	7,060	739,253

		3,257,775

TOTAL COMMON STOCKS (Cost: $71,405,677) 59.3%		112,667,962

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (7.6%)
U.S. Treasury Note	AA+	2.00	11/30/20	250,000	249,863
U.S. Treasury Strip	AA+	0.00	11/15/16	1,000,000	796,430
U.S. Treasury Strip	AA+	0.00	08/15/21	300,000	255,571
U.S. Treasury Strip	AA+	0.00	11/15/21	7,050,000	5,942,969
U.S. Treasury Strip	AA+	0.00	08/15/28	6,000,000	3,857,549
U.S. Treasury Strip	AA+	0.00	08/15/29	5,500,000	3,386,389

					14,488,771

U.S. GOVERNMENT AGENCIES (12.8%)
MORTGAGE-BACKED OBLIGATIONS (12.6%)
FHARM	AA+	2.37	09/01/39	56,956	60,757
FHARM	AA+	2.38	04/01/37	81,812	86,941
FHARM	AA+	5.24	02/01/36	48,511	51,668
FHARM	AA+	5.43	05/01/37	33,567	35,008
FHARM	AA+	5.77	03/01/37	21,760	23,330
FHLMC	AA+	2.50	09/01/27	416,663	423,375
FHLMC	AA+	3.00	06/01/27	222,909	231,333
FHLMC	AA+	3.00	08/01/27	417,085	432,846
FHLMC	AA+	3.00	10/15/37	340,012	343,697
FHLMC	AA+	3.00	11/01/42	308,289	304,949
FHLMC	AA+	3.00	04/01/43	413,993	409,893
FHLMC	AA+	3.50	01/01/43	462,441	475,951
FHLMC	AA+	4.00	02/01/25	85,193	90,654
FHLMC	AA+	4.00	03/01/41	311,644	330,600
FHLMC	AA+	4.00	07/01/41	292,183	310,659
FHLMC	AA+	4.50	08/01/34	78,857	85,579
FHLMC	AA+	4.50	08/15/35	91,010	99,281

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

FHLMC	AA+	5.00	02/01/26	42,567	47,106
FHLMC	AA+	5.00	10/01/40	525,795	583,111
FHLMC	AA+	5.50	07/01/32	81,094	90,840
FHLMC	AA+	5.50	05/01/33	130,806	146,731
FHLMC	AA+	5.50	06/01/37	154,373	173,561
FHLMC	AA+	6.00	03/15/32	71,521	78,666
FHLMC Strip	AA+	3.00	01/15/43	462,153	459,164
FNMA	AA+	2.42	05/01/43	458,111	456,810
FNMA	AA+	3.00	06/01/33	468,459	478,102
FNMA	AA+	3.00	09/01/33	382,526	390,398
FNMA	AA+	3.00	12/01/42	443,733	434,729
FNMA	AA+	3.00	02/01/43	253,673	250,895
FNMA	AA+	3.00	03/01/43	475,893	471,845
FNMA	AA+	3.50	03/25/28	331,327	341,532
FNMA	AA+	3.50	10/01/41	224,747	232,178
FNMA	AA+	3.50	12/01/41	416,423	430,192
FNMA	AA+	3.50	04/01/42	557,675	574,954
FNMA	AA+	3.50	04/01/42	463,121	479,266
FNMA	AA+	3.50	08/01/42	480,651	495,544
FNMA	AA+	3.50	10/01/42	375,349	386,980
FNMA	AA+	3.50	01/01/44	222,157	226,543
FNMA	AA+	4.00	05/01/19	53,040	56,410
FNMA	AA+	4.00	07/25/26	472,171	505,856
FNMA	AA+	4.00	01/01/31	351,065	377,652
FNMA	AA+	4.00	06/01/39	131,328	139,571
FNMA	AA+	4.00	11/01/40	312,973	332,617
FNMA	AA+	4.00	05/01/41	268,912	285,584
FNMA	AA+	4.00	08/01/42	377,367	401,053
FNMA	AA+	4.50	05/01/18	53,188	56,487
FNMA	AA+	4.50	05/01/30	134,867	148,041
FNMA	AA+	4.50	04/01/31	168,395	184,196
FNMA	AA+	4.50	08/01/33	67,661	73,533
FNMA	AA+	4.50	09/01/33	137,191	149,021
FNMA	AA+	4.50	06/01/34	90,977	98,796
FNMA	AA+	4.50	08/01/35	93,464	101,263
FNMA	AA+	4.50	12/01/35	87,599	94,926
FNMA	AA+	4.50	05/01/39	121,850	133,142
FNMA	AA+	4.50	05/01/39	190,840	208,524
FNMA	AA+	4.50	05/01/40	135,212	146,197
FNMA	AA+	5.00	04/01/18	116,881	124,014
FNMA	AA+	5.00	06/01/33	143,128	159,756
FNMA	AA+	5.00	10/01/33	135,898	152,514
FNMA	AA+	5.00	11/01/33	92,313	103,081
FNMA	AA+	5.00	11/01/33	347,582	387,321
FNMA	AA+	5.00	03/01/34	49,253	54,940
FNMA	AA+	5.00	04/01/34	71,152	79,064
FNMA	AA+	5.00	09/01/35	62,023	68,920
FNMA	AA+	5.00	11/25/35	192,631	207,195
FNMA	AA+	5.00	08/01/37	417,976	464,957
FNMA	AA+	5.00	05/01/39	179,477	199,104
FNMA	AA+	5.00	06/01/40	92,536	102,935
FNMA	AA+	5.50	04/01/17	6,466	6,867
FNMA	AA+	5.50	05/01/17	2,295	2,438
FNMA	AA+	5.50	06/01/17	3,012	3,199
FNMA	AA+	5.50	03/01/34	35,422	39,971
FNMA	AA+	5.50	05/01/34	321,195	361,320
FNMA	AA+	5.50	07/01/34	84,035	94,018
FNMA	AA+	5.50	09/01/34	158,427	178,250
FNMA	AA+	5.50	09/01/34	49,877	56,324
FNMA	AA+	5.50	10/01/34	53,974	60,996
FNMA	AA+	5.50	02/01/35	72,579	81,971
FNMA	AA+	5.50	02/01/35	115,999	131,802

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

FNMA	AA+	5.50	08/01/35	53,855	60,807
FNMA	AA+	5.50	08/01/37	23,720	26,537
FNMA	AA+	5.50	11/01/38	41,824	45,465
FNMA	AA+	5.50	06/01/48	51,734	56,129
FNMA	AA+	6.00	03/01/17	3,037	3,172
FNMA	AA+	6.00	05/01/23	37,770	42,686
FNMA	AA+	6.00	04/01/32	18,237	20,640
FNMA	AA+	6.00	04/01/32	24,509	27,579
FNMA	AA+	6.00	05/01/32	25,338	28,882
FNMA	AA+	6.00	04/01/33	139,680	159,429
FNMA	AA+	6.00	05/01/33	85,711	97,368
FNMA	AA+	6.00	06/01/34	54,882	62,194
FNMA	AA+	6.00	09/01/34	27,221	31,006
FNMA	AA+	6.00	10/01/34	63,134	72,007
FNMA	AA+	6.00	11/01/34	25,927	29,175
FNMA	AA+	6.00	12/01/36	84,812	95,676
FNMA	AA+	6.00	01/01/37	77,083	86,994
FNMA	AA+	6.00	04/01/37	34,240	37,508
FNMA	AA+	6.00	05/01/37	24,808	27,147
FNMA	AA+	6.00	06/01/37	42,017	46,001
FNMA	AA+	6.00	10/25/44	129,824	147,096
FNMA	AA+	6.00	02/25/47	127,402	144,379
FNMA	AA+	6.00	12/25/49	94,290	106,136
FNMA	AA+	6.50	09/01/16	2,384	2,463
FNMA	AA+	6.50	03/01/17	8,312	8,647
FNMA	AA+	6.50	05/01/17	2,087	2,119
FNMA	AA+	6.50	06/01/17	11,935	12,457
FNMA	AA+	6.50	05/01/32	20,099	22,705
FNMA	AA+	6.50	05/01/32	26,868	30,354
FNMA	AA+	6.50	07/01/32	4,381	4,953
FNMA	AA+	6.50	07/01/34	52,642	59,512
FNMA	AA+	6.50	05/01/37	75,149	85,715
FNMA	AA+	6.50	09/01/37	31,183	35,161
FNMA	AA+	7.00	09/01/31	18,281	20,538
FNMA	AA+	7.00	04/01/32	12,958	14,412
FNMA	AA+	7.50	06/01/31	10,615	12,196
FNMA	AA+	7.50	02/01/32	8,267	9,986
FNMA	AA+	7.50	06/01/32	8,592	10,135
FNMA	AA+	8.00	04/01/32	1,672	1,814
FNMA Strip	AA+	3.00	08/25/42	407,519	407,558
GNMA (4)	AA+	3.50	09/20/33	173,330	180,112
GNMA (4)	AA+	3.50	01/20/37	117,698	120,914
GNMA (4)	AA+	4.00	08/15/41	297,728	318,564
GNMA (4)	AA+	4.00	01/15/42	409,628	438,257
GNMA (4)	AA+	4.00	03/20/42	289,333	309,947
GNMA (4)	AA+	4.00	08/20/42	256,437	274,532
GNMA (4)	AA+	4.50	04/20/31	260,917	287,935
GNMA (4)	AA+	4.50	10/15/40	287,010	313,743
GNMA (4)	AA+	4.50	10/20/43	481,019	528,674
GNMA (4)	AA+	5.00	10/15/24	291,422	325,033
GNMA (4)	AA+	5.00	04/15/39	222,324	248,044
GNMA (4)	AA+	5.00	06/20/39	256,672	277,660
GNMA (4)	AA+	5.00	11/15/39	177,337	195,739
GNMA (4)	AA+	6.50	04/15/31	4,174	4,742
GNMA (4)	AA+	6.50	10/15/31	5,697	6,633
GNMA (4)	AA+	6.50	12/15/31	4,470	5,079
GNMA (4)	AA+	6.50	05/15/32	8,300	9,467
GNMA (4)	AA+	7.00	05/15/31	4,789	5,653
GNMA (4)	AA+	7.00	05/15/32	2,582	2,906
Vendee Mortgage Trust (4)	AA+	5.25	01/15/32	266,029	297,638

					23,985,504

NON-MORTGAGE-BACKED OBLIGATIONS (0.2%)
FHLMC	AA+	0.00	11/29/19	500,000	437,942

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

CORPORATE DEBT (17.8%)
CONSUMER DISCRETIONARY (3.2%)
Advance Auto Parts, Inc.	BBB-	5.75	05/01/20	270,000	309,750
AutoZone, Inc.	BBB	4.00	11/15/20	250,000	265,887
Darden Restaurants, Inc.	BBB-	4.50	10/15/21	300,000	315,166
Dollar General Corp.	BBB-	3.25	04/15/23	300,000	283,334
Ethan Allen Global, Inc.	BB-	5.38	10/01/15	500,000	515,000
Expedia, Inc.	BBB-	5.95	08/15/20	250,000	282,865
Family Dollar Stores, Inc.	BBB-	5.00	02/01/21	300,000	321,925
Home Depot, Inc.	A	5.40	03/01/16	500,000	539,547
Hyatt Hotels Corp.	BBB	3.88	08/15/16	100,000	105,397
Kohl’s Corp.	BBB+	3.25	02/01/23	100,000	96,745
Kohl’s Corp.	BBB+	4.00	11/01/21	100,000	104,219
Lowe’s Cos., Inc.	A-	3.12	04/15/22	300,000	304,517
Marriott International, Inc.	BBB	3.25	09/15/22	350,000	346,110
NVR, Inc.	BBB	3.95	09/15/22	300,000	302,321
O’Reilly Automotive, Inc.	BBB	3.80	09/01/22	300,000	306,880
Omnicom Group, Inc.	BBB+	3.63	05/01/22	100,000	102,877
Omnicom Group, Inc.	BBB+	4.45	08/15/20	250,000	272,608
Staples, Inc.	BBB-	4.38	01/12/23	275,000	275,938
Tupperware Brands Corp.	BBB-	4.75	06/01/21	350,000	377,817
Whirlpool Corp.	BBB	6.50	06/15/16	250,000	276,603
Wynn Las Vegas LLC	BBB-	5.38	03/15/22	300,000	312,375

					6,017,881

CONSUMER STAPLES (1.1%)
Avon Products, Inc.	BBB-	4.20	07/15/18	150,000	155,811
CVS Caremark Corp.	BBB+	6.13	08/15/16	250,000	277,642
Energizer Hldgs., Inc.	BBB-	4.70	05/19/21	275,000	283,194
Ingredion, Inc.	BBB	4.63	11/01/20	250,000	269,373
Kroger Co.	BBB	4.95	01/15/15	500,000	511,960
Molson Coors Brewing Co.	BBB-	3.50	05/01/22	400,000	404,336
Sysco Corp.	A	2.60	06/12/22	300,000	291,035

					2,193,351

ENERGY (2.6%)
Cameron International Corp.	BBB+	4.50	06/01/21	300,000	324,343
Diamond Offshore Drilling, Inc.	A	4.88	07/01/15	500,000	522,296
Energen Corp.	BBB-	4.63	09/01/21	250,000	248,916
EQT Corp.	BBB	4.88	11/15/21	210,000	229,512
Kinder Morgan, Inc.	BB	5.15	03/01/15	500,000	510,625
Murphy Oil Corp.	BBB	2.50	12/01/17	200,000	204,700
National Oilwell Varco, Inc.	A	6.13	08/15/15	250,000	250,270
Noble Corp.	BBB+	7.50	03/15/19	800,000	933,824
Rowan Companies PLC	BBB-	4.88	06/01/22	300,000	321,347
Seacor Hldgs., Inc.	BB-	7.38	10/01/19	250,000	280,000
Sunoco, Inc.	BBB-	4.88	10/15/14	500,000	505,332
Weatherford Int’l. Ltd.	BBB-	5.50	02/15/16	500,000	536,348

					4,867,513

FINANCIALS (3.5%)
Aflac, Inc.	A	4.00	02/15/22	300,000	321,002
Alleghany Corp.	BBB	5.63	09/15/20	300,000	340,460
American Tower Corp.	BBB-	4.50	01/15/18	250,000	272,398
Bank of America Corp.	A-	3.70	09/01/15	250,000	258,456
Barrick N.A. Finance LLC	BBB	4.40	05/30/21	250,000	261,569
Berkley (W.R.) Corp.	BBB+	7.38	09/15/19	250,000	304,940
Block Financial LLC	BBB	5.13	10/30/14	250,000	252,915
Capital One Financial Corp.	BBB	4.75	07/15/21	300,000	333,748

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

CNA Financial Corp.	BBB	6.50	08/15/16	250,000	278,456
Fairfax Financial Hldgs.	BBB-	8.25	10/01/15	500,000	539,158
First Republic Bank	A-	2.38	06/17/19	150,000	150,864
Health Care REIT, Inc.	BBB	6.13	04/15/20	250,000	290,630
Healthcare Realty Trust	BBB-	3.75	04/15/23	250,000	244,202
Hospitality Properties Trust	BBB-	5.00	08/15/22	250,000	264,481
Moody’s Corp.	BBB+	4.50	09/01/22	250,000	262,103
Morgan Stanley	A-	4.00	07/24/15	250,000	258,923
National Retail Pptys., Inc.	BBB	3.80	10/15/22	250,000	254,929
Pacific LifeCorp.†	BBB+	6.00	02/10/20	100,000	114,207
Penske Truck Leasing Co. LP†	BBB-	3.38	03/15/18	300,000	314,540
ProLogis LP	BBB+	6.63	05/15/18	150,000	175,065
Prudential Financial, Inc.	A	4.50	11/16/21	250,000	275,212
Raymond James Financial, Inc.	BBB	4.25	04/15/16	250,000	264,050
Reckson Operating Partnership	BBB-	6.00	03/31/16	100,000	107,621
Senior Housing Pptys. Trust	BBB-	4.30	01/15/16	250,000	259,038
Ventas Realty LP/Capital Corp.	BBB+	4.00	04/30/19	100,000	107,438
Ventas Realty LP/Capital Corp.	BBB+	4.75	06/01/21	200,000	219,271

					6,725,676

HEALTH CARE (1.9%)
Agilent Technologies, Inc.	BBB+	5.00	07/15/20	290,000	318,282
Allergan, Inc.	A+	5.75	04/01/16	250,000	269,335
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	200,000	211,782
CIGNA Corp.	A	2.75	11/15/16	250,000	259,628
Hospira, Inc.	BBB-	6.05	03/30/17	300,000	330,965
Laboratory Corp. of America	BBB+	5.63	12/15/15	500,000	534,477
Medco Health Solutions, Inc.	BBB+	4.13	09/15/20	250,000	268,296
PerkinElmer, Inc.	BBB	5.00	11/15/21	300,000	324,284
Quest Diagnostics, Inc.	BBB+	4.70	04/01/21	150,000	161,789
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	250,000	270,447
Thermo Fisher Scientific, Inc.	BBB	3.60	08/15/21	325,000	337,701
WellPoint, Inc.	A-	4.35	08/15/20	250,000	272,828

					3,559,814

INDUSTRIALS (1.3%)
CSX Corp.	BBB+	6.25	04/01/15	250,000	260,778
Dun & Bradstreet Corp.	BBB-	3.25	12/01/17	400,000	414,203
Equifax, Inc.	BBB+	3.30	12/15/22	300,000	293,789
Harsco Corp.	BB+	5.75	05/15/18	250,000	270,625
L-3 Communications Corp.	BBB-	4.75	07/15/20	250,000	273,849
Pentair PLC	BBB	5.00	05/15/21	250,000	276,344
Pitney Bowes, Inc.	BBB	5.25	01/15/37	250,000	271,939
URS Corp.†	BBB-	5.50	04/01/22	300,000	305,699

					2,367,226

INFORMATION TECHNOLOGY (1.0%)
Arrow Electronics, Inc.	BBB-	4.50	03/01/23	300,000	313,544
Fiserv, Inc.	BBB	4.75	06/15/21	360,000	391,631
Ingram Micro, Inc.	BBB-	5.00	08/10/22	200,000	209,306
Ingram Micro, Inc.	BBB-	5.25	09/01/17	100,000	108,678
Symantec Corp.	BBB	4.20	09/15/20	350,000	363,150
Tech Data Corp.	BBB-	3.75	09/21/17	100,000	104,774
Western Union Co.	BBB	5.93	10/01/16	300,000	329,309

					1,820,392

MATERIALS (1.6%)
Alcoa, Inc.	BBB-	6.75	07/15/18	250,000	287,234
Freeport-McMoRan Copper & Gold	BBB	3.55	03/01/22	300,000	297,090
Geon Co.	BBB-	7.50	12/15/15	1,000,000	1,080,000
Methanex Corp.	BBB-	3.25	12/15/19	250,000	255,966
Packaging Corp. of America	BBB	3.90	06/15/22	250,000	256,771

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

Packaging Corp. of America	BBB	4.50	11/01/23	150,000	160,662
Southern Copper Corp.	BBB	3.50	11/08/22	100,000	97,375
Teck Resources Ltd.	BBB	4.75	01/15/22	300,000	314,785
Vulcan Materials Co.	BB	5.93	06/15/18	250,000	287,813

					3,037,696

TELECOMMUNICATION SERVICES (0.5%)
CenturyLink, Inc.	BB	5.00	02/15/15	500,000	510,625
Verizon Communications, Inc.	BBB+	4.50	09/15/20	325,000	357,497

					868,122

UTILITIES (1.1%)
Constellation Energy	BBB-	5.15	12/01/20	340,000	383,207
Duke Energy Progress, Inc.	A	5.25	12/15/15	500,000	533,772
Entergy Corp.	BBB-	5.13	09/15/20	250,000	277,468
Illinois Power Generating Co.	CCC+	6.30	04/01/20	250,000	246,563
National Fuel Gas Co.	BBB	4.90	12/01/21	250,000	272,565
SCANA Corp.	BBB	4.13	02/01/22	300,000	313,681

					2,027,256

TOTAL LONG-TERM DEBT SECURITIES (Cost: $69,871,844) 38.2%					72,397,144

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.9%)
eBay, Inc.†	A-1	0.10	08/12/14	500,000	499,942
General Electric Capital Corp.	A-1+	0.11	08/19/14	1,000,000	999,850
San Diego Gas & Electric Co.†	A-1	0.11	07/01/14	2,200,000	2,200,000

					3,699,792

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $3,699,792) 1.9%					3,699,792

TEMPORARY CASH INVESTMENTS (2) (Cost: $898,100) 0.5%					898,100

TOTAL INVESTMENTS (Cost: $145,875,413) 99.9%					189,662,998

OTHER NET ASSETS 0.1%					265,051

NET ASSETS 100.0%					$189,928,049

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - RETIREMENT INCOME FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (30.0%)	8,972,836	13,238,379
Equity Index Fund (21.0%)	2,806,264	9,270,635
Mid-Cap Equity Index Fund (5.8%)	1,147,835	2,565,647
Mid-Term Bond Fund (39.0%)	15,799,729	17,147,193
Money Market Fund (4.2%)	1,551,579	1,858,705

TOTAL INVESTMENTS (Cost: $40,513,405) 100.0%		44,080,559

OTHER NET ASSETS -0.0% (3)		(284)

NET ASSETS 100.0%		$44,080,275

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2010 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.5%)	4,154,861	6,130,016
Equity Index Fund (26.0%)	1,969,796	6,507,321
International Fund (3.2%)	929,397	810,619
Mid-Cap Equity Index Fund (9.9%)	1,103,335	2,466,179
Mid-Term Bond Fund (32.2%)	7,408,066	8,039,856
Money Market Fund (4.2%)	880,048	1,054,248

TOTAL INVESTMENTS (Cost: $21,923,453) 100.0%		25,008,239

OTHER NET ASSETS -0.0% (3)		(166)

NET ASSETS 100.0%		$25,008,073

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2015 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.0%)	23,144,424	34,146,914
Equity Index Fund (28.5%)	12,277,361	40,558,886
International Fund (6.0%)	9,757,089	8,510,124
Mid-Cap Equity Index Fund (11.6%)	7,399,587	16,539,594
Mid-Term Bond Fund (26.9%)	35,267,466	38,275,217
Small Cap Growth Fund (1.5%)	1,359,597	2,174,131
Small Cap Value Fund (1.5%)	1,208,492	2,155,622

TOTAL INVESTMENTS (Cost: $119,906,991) 100.0%		142,360,488

OTHER NET ASSETS -0.0% (3)		(1,718)

NET ASSETS 100.0%		$142,358,770

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2020 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.0%)	45,282,055	66,808,420
Equity Index Fund (33.5%)	28,220,340	93,227,332
International Fund (9.0%)	28,623,593	24,965,469
Mid-Cap Equity Index Fund (11.6%)	14,465,759	32,333,936
Mid-Term Bond Fund (16.9%)	43,454,810	47,160,810
Small Cap Growth Fund (2.5%)	4,425,289	7,076,479
Small Cap Value Fund (2.5%)	3,933,689	7,016,636

TOTAL INVESTMENTS (Cost: $230,385,548) 100.0%		278,589,082

OTHER NET ASSETS -0.0% (3)		(1,768)

NET ASSETS 100.0%		$278,587,314

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2025 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (21.9%)	42,829,199	63,189,515
Equity Index Fund (37.9%)	33,043,466	109,160,774
International Fund (9.5%)	31,192,110	27,205,727
Mid-Cap Equity Index Fund (16.6%)	21,431,714	47,904,275
Mid-Term Bond Fund (7.0%)	18,464,825	20,039,579
Small Cap Growth Fund (3.6%)	6,406,552	10,244,717
Small Cap Value Fund (3.5%)	5,694,566	10,157,562

TOTAL INVESTMENTS (Cost: $227,437,172) 100.0%		287,902,149

OTHER NET ASSETS -0.0% (3)		(1,845)

NET ASSETS 100.0%		$287,900,304

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2030 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (22.0%)	35,695,594	52,664,709
Equity Index Fund (40.6%)	29,522,551	97,529,253
International Fund (9.7%)	26,674,754	23,265,693
Mid-Cap Equity Index Fund (17.6%)	18,936,373	42,326,676
Small Cap Growth Fund (5.1%)	7,629,054	12,199,621
Small Cap Value Fund (5.0%)	6,781,588	12,096,515

TOTAL INVESTMENTS (Cost: $184,360,252) 100.0%		240,082,467

OTHER NET ASSETS -0.0% (3)		(1,510)

NET ASSETS 100.0%		$240,080,957

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2035 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (15.0%)	20,125,670	29,693,091
Equity Index Fund (40.6%)	24,407,989	80,633,037
International Fund (11.7%)	26,576,504	23,180,000
Mid-Cap Equity Index Fund (20.6%)	18,340,236	40,994,187
Small Cap Growth Fund (6.1%)	7,568,952	12,103,511
Small Cap Value Fund (6.0%)	6,728,106	12,001,118

TOTAL INVESTMENTS (Cost: $149,410,147) 100.0%		198,604,944

OTHER NET ASSETS -0.0% (3)		(1,240)

NET ASSETS 100.0%		$198,603,704

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2040 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (10.9%)	12,314,839	18,169,117
Equity Index Fund (35.6%)	17,870,138	59,034,913
International Fund (13.7%)	25,950,907	22,634,355
Mid-Cap Equity Index Fund (23.6%)	17,546,585	39,220,215
Small Cap Growth Fund (8.1%)	8,421,789	13,467,283
Small Cap Value Fund (8.1%)	7,486,086	13,353,149

TOTAL INVESTMENTS (Cost: $121,492,755) 100.0%		165,879,032

OTHER NET ASSETS -0.0% (3)		(1,047)

NET ASSETS 100.0%		$165,877,985

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2045 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (9.0%)	12,797,821	18,881,700
Equity Index Fund (35.6%)	22,695,064	74,974,302
International Fund (15.6%)	37,750,713	32,926,134
Mid-Cap Equity Index Fund (21.6%)	20,387,478	45,570,194
Small Cap Growth Fund (9.1%)	12,032,754	19,241,577
Small Cap Value Fund (9.1%)	10,695,835	19,078,470

TOTAL INVESTMENTS (Cost: $153,389,256) 100.0%		210,672,377

OTHER NET ASSETS -0.0% (3)		(1,287)

NET ASSETS 100.0%		$210,671,090

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2050 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (7.2%)	1,544,828	2,279,214
Equity Index Fund (35.5%)	3,389,324	11,196,806
International Fund (16.9%)	6,088,177	5,310,102
Mid-Cap Equity Index Fund (20.1%)	2,834,055	6,334,693
Small Cap Growth Fund (10.2%)	1,997,305	3,193,891
Small Cap Value Fund (10.1%)	1,775,757	3,167,469

TOTAL INVESTMENTS (Cost: $27,774,228) 100.0%		31,482,175

OTHER NET ASSETS -0.0% (3)		(158)

NET ASSETS 100.0%		$31,482,017

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - CONSERVATIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (29.8%)	21,567,827	31,820,826
Equity Index Fund (25.5%)	8,262,042	27,294,076
International Fund (5.0%)	6,148,541	5,362,752
Mid-Cap Equity Index Fund (5.2%)	2,477,366	5,537,422
Mid-Term Bond Fund (34.5%)	34,014,970	36,915,903

TOTAL INVESTMENTS (Cost: $96,183,851) 100.0%		106,930,979

OTHER NET ASSETS		-

NET ASSETS 100.0%		$106,930,979

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - MODERATE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.6%)	50,541,684	74,568,393
Equity Index Fund (35.4%)	32,533,862	107,477,271
International Fund (9.9%)	34,584,555	30,164,614
Mid-Cap Equity Index Fund (15.4%)	20,904,930	46,726,805
Mid-Term Bond Fund (14.7%)	40,992,338	44,488,329

TOTAL INVESTMENTS (Cost: $239,660,643) 100.0%		303,425,412

OTHER NET ASSETS		-

NET ASSETS 100.0%		$303,425,412

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - AGGRESSIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (19.5%)	33,219,790	49,011,947
Equity Index Fund (35.2%)	26,730,188	88,304,540
International Fund (14.8%)	42,621,808	37,174,698
Mid-Cap Equity Index Fund (20.4%)	22,901,319	51,189,143
Small Cap Growth Fund (5.1%)	8,061,241	12,890,731
Small Cap Value Fund (5.0%)	7,098,317	12,661,473

TOTAL INVESTMENTS (Cost: $181,022,440) 100.0%		251,232,532

OTHER NET ASSETS		-

NET ASSETS 100.0%		$251,232,532

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (12.1%)
FHLB	A-1+	0.05	07/11/14	2,200,000	2,199,973
FHLB	A-1+	0.07	08/15/14	7,500,000	7,499,341

					9,699,314

COMMERCIAL PAPER (87.8%)
Abbott Laboratories†	A-1+	0.10	07/29/14	3,200,000	3,199,751
Air Products & Chemicals†	A-1	0.10	09/03/14	3,200,000	3,199,316
Apple, Inc.†	A-1+	0.08	07/31/14	3,200,000	3,199,787
Chevron Corp.†	A-1+	0.09	09/09/14	3,200,000	3,199,260
Coca-Cola Co.†	A-1+	0.10	08/21/14	3,000,000	2,999,575
Danaher Corp.†	A-1	0.09	07/10/14	3,200,000	3,199,928
Dover Corp.†	A-1	0.09	07/01/14	2,500,000	2,500,000
eBay, Inc.†	A-1	0.10	08/12/14	3,200,000	3,199,627
Emerson Electric Co.†	A-1	0.11	08/22/14	3,200,000	3,199,492
Exxon Mobil Corp.	A-1+	0.08	07/31/14	3,200,000	3,199,787
General Electric Capital Corp.	A-1+	0.11	08/26/14	3,200,000	3,199,452
General Re Corp.	A-1+	0.11	09/10/14	3,200,000	3,199,306
Int’l. Business Machines Corp.†	A-1+	0.10	09/10/14	1,650,000	1,649,593
Microsoft Corp.†	A-1+	0.08	07/30/14	3,200,000	3,199,794
National Rural Utilities	A-1	0.09	07/17/14	800,000	799,968
National Rural Utilities	A-1	0.09	07/22/14	1,400,000	1,399,927
National Rural Utilities	A-1	0.09	07/29/14	1,000,000	999,930
Piedmont Natural Gas Co.†	A-1	0.11	07/02/14	2,200,000	2,199,993
Precision Castparts Corp.†	A-1	0.09	07/18/14	1,500,000	1,499,936
Precision Castparts Corp.†	A-1	0.10	08/01/14	1,700,000	1,699,854
Procter & Gamble Co.†	A-1+	0.08	07/28/14	3,200,000	3,199,808
San Diego Gas & Electric Co.†	A-1	0.11	07/01/14	3,200,000	3,200,000
Southern California Gas Co.†	A-1	0.11	07/01/14	3,200,000	3,200,000
Toyota Motor Credit Corp.	A-1+	0.10	09/03/14	1,700,000	1,699,703
Toyota Motor Credit Corp.	A-1+	0.10	09/04/14	1,500,000	1,499,719
Wells Fargo & Co.	A-1	0.15	08/01/14	3,200,000	3,199,587
Wisconsin Gas Co.	A-1	0.14	07/07/14	3,200,000	3,199,925

					70,143,018

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $79,842,714) 99.9%					79,842,332

TEMPORARY CASH INVESTMENTS (2) (Cost: $43,400) 0.1%					43,400

TOTAL INVESTMENTS (Cost: $79,886,114) 100.0%					79,885,732

OTHER NET ASSETS -0.0% (3)					(1,846)

NET ASSETS 100.0%					$79,883,886

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (33.7%)
U.S. Treasury Note	AA+	0.63	11/30/17	5,000,000	4,923,440
U.S. Treasury Note	AA+	0.88	07/31/19	5,000,000	4,807,810
U.S. Treasury Note	AA+	1.00	08/31/19	8,500,000	8,210,473
U.S. Treasury Note	AA+	1.25	11/30/18	18,000,000	17,836,879
U.S. Treasury Note	AA+	1.88	10/31/17	5,000,000	5,138,670
U.S. Treasury Note	AA+	2.00	11/30/20	9,000,000	8,995,077
U.S. Treasury Note	AA+	2.25	11/30/17	3,500,000	3,637,540
U.S. Treasury Note	AA+	3.00	02/28/17	14,500,000	15,365,475
U.S. Treasury Strip	AA+	0.00	08/15/17	15,000,000	14,546,745
U.S. Treasury Strip	AA+	0.00	11/15/17	5,000,000	4,818,010
U.S. Treasury Strip	AA+	0.00	08/15/18	55,000,000	51,911,910

					140,192,029

U.S. GOVERNMENT AGENCIES (5.8%)
MORTGAGE-BACKED OBLIGATIONS (0.0%) (3)
FHLMC	AA+	7.50	03/15/21	5,603	6,281
FHLMC	AA+	8.00	09/01/18	775	780
FHLMC	AA+	8.50	09/01/17	7	7

					7,068

NON-MORTGAGE-BACKED OBLIGATIONS (5.8%)
FFCB	AA+	4.95	10/10/14	12,500,000	12,667,150
FHLMC	AA+	0.00	11/29/19	1,850,000	1,620,385
FNMA	AA+	0.00	10/09/19	10,342,000	9,088,198
Tennessee Valley Auth. Strip	AA+	0.00	11/01/20	900,000	770,810

					24,146,543

CORPORATE DEBT (59.8%)
CONSUMER DISCRETIONARY (8.2%)
Advance Auto Parts, Inc.	BBB-	4.50	01/15/22	500,000	533,040
Advance Auto Parts, Inc.	BBB-	5.75	05/01/20	1,500,000	1,720,836
AutoZone, Inc.	BBB	3.70	04/15/22	300,000	308,732
AutoZone, Inc.	BBB	4.00	11/15/20	700,000	744,484
Brinker International, Inc.	BBB-	2.60	05/15/18	2,000,000	1,999,992
Carnival Corp.	BBB+	1.88	12/15/17	2,000,000	2,011,568
Darden Restaurants, Inc.	BBB-	4.50	10/15/21	1,750,000	1,838,468
Dollar General Corp.	BBB-	3.25	04/15/23	1,047,000	988,834
Ethan Allen Global, Inc.	BB-	5.38	10/01/15	500,000	515,000
Expedia, Inc.	BBB-	5.95	08/15/20	2,000,000	2,262,916
Family Dollar Stores, Inc.	BBB-	5.00	02/01/21	2,000,000	2,146,168
Home Depot, Inc.	A	5.40	03/01/16	250,000	269,773
Hyatt Hotels Corp.	BBB	3.88	08/15/16	1,525,000	1,607,301
Hyatt Hotels Corp.	BBB	5.38	08/15/21	50,000	56,456
Kohl’s Corp.	BBB+	3.25	02/01/23	700,000	677,214
Kohl’s Corp.	BBB+	4.00	11/01/21	1,325,000	1,380,902
Marriott International, Inc.	BBB	3.00	03/01/19	1,200,000	1,240,702
Marriott International, Inc.	BBB	3.38	10/15/20	800,000	829,453
Mattel, Inc.	BBB+	1.70	03/15/18	2,000,000	1,991,450
Newell Rubbermaid, Inc.	BBB-	4.70	08/15/20	500,000	541,810
O’Reilly Automotive, Inc.	BBB	4.63	09/15/21	281,000	303,663
Omnicom Group, Inc.	BBB+	3.63	05/01/22	2,000,000	2,057,542
Staples, Inc.	BBB-	2.75	01/12/18	1,750,000	1,768,697
Tupperware Brands Corp.	BBB-	4.75	06/01/21	2,000,000	2,158,954
Whirlpool Corp.	BBB	2.40	03/01/19	1,445,000	1,454,199
Whirlpool Corp.	BBB	6.50	06/15/16	500,000	553,207
Wynn Las Vegas LLC	BBB-	5.38	03/15/22	2,000,000	2,082,500

					34,043,861

CONSUMER STAPLES (3.8%)
Avon Products, Inc.	BBB-	4.60	03/15/20	1,800,000	1,866,604
Beam, Inc.	BBB-	1.75	06/15/18	2,000,000	1,971,352
Clorox Co.	BBB+	5.00	01/15/15	300,000	307,249

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

CVS Caremark Corp.	BBB+	6.13	08/15/16	500,000	555,284
Dr. Pepper Snapple Group, Inc.	BBB+	2.60	01/15/19	150,000	152,383
Energizer Hldgs., Inc.	BBB-	4.70	05/19/21	2,000,000	2,059,592
Flowers Foods, Inc.	BBB-	4.38	04/01/22	1,500,000	1,576,152
Hershey Co.	A	4.85	08/15/15	500,000	525,089
Ingredion, Inc.	BBB	4.63	11/01/20	275,000	296,310
Kroger Co.	BBB	4.95	01/15/15	500,000	511,960
Mead Johnson Nutrition Co.	BBB	4.90	11/01/19	3,075,000	3,416,783
Molson Coors Brewing Co.	BBB-	3.50	05/01/22	400,000	404,336
Safeway, Inc.	BBB	3.95	08/15/20	2,000,000	2,037,562

					15,680,656

ENERGY (3.6%)
Diamond Offshore Drilling, Inc.	A	4.88	07/01/15	500,000	522,296
Energen Corp.	BBB-	4.63	09/01/21	2,000,000	1,991,330
EQT Corp.	BBB	4.88	11/15/21	1,250,000	1,366,141
Kinder Morgan, Inc.	BB	5.15	03/01/15	250,000	255,313
Marathon Petroleum Corp.	BBB	3.50	03/01/16	1,500,000	1,566,431
Murphy Oil Corp.	BBB	2.50	12/01/17	2,000,000	2,047,000
National Oilwell Varco, Inc.	A	6.13	08/15/15	1,000,000	1,001,078
Rowan Companies PLC	BBB-	4.88	06/01/22	2,000,000	2,142,316
SESI LLC	BBB-	7.13	12/15/21	2,000,000	2,255,000
Sunoco, Inc.	BBB-	4.88	10/15/14	500,000	505,332
Sunoco, Inc.	BBB-	5.75	01/15/17	290,000	319,373
Sunoco, Inc.	BBB-	9.63	04/15/15	500,000	533,275
Weatherford Int’l. Ltd.	BBB-	5.50	02/15/16	500,000	536,348

					15,041,233

FINANCIALS (16.9%)
Aflac, Inc.	A	2.65	02/15/17	1,500,000	1,558,749
Aflac, Inc.	A	3.63	06/15/23	500,000	510,317
Alleghany Corp.	BBB	4.95	06/27/22	2,000,000	2,177,400
American Tower Corp.	BBB-	4.50	01/15/18	2,000,000	2,179,184
Bank of America Corp.	A-	2.65	04/01/19	1,250,000	1,267,000
Bank of America Corp.	A-	3.70	09/01/15	250,000	258,456
Bank of America Corp.	BBB+	5.75	08/15/16	500,000	545,538
Barrick N.A. Finance LLC	BBB	4.40	05/30/21	2,000,000	2,092,548
Berkley (W.R.) Corp.	BBB+	4.63	03/15/22	2,000,000	2,148,404
Block Financial LLC	BBB	5.13	10/30/14	750,000	758,744
Boston Properties LP	A-	3.70	11/15/18	1,970,000	2,103,042
Bunge Ltd. Finance Corp.	BBB-	5.10	07/15/15	1,000,000	1,041,575
Capital One Financial Corp.	BBB	4.75	07/15/21	2,000,000	2,224,984
Citigroup, Inc.	A-	2.55	04/08/19	1,850,000	1,864,467
CNA Financial Corp.	BBB	5.85	12/15/14	200,000	204,996
CNA Financial Corp.	BBB	6.50	08/15/16	1,000,000	1,113,824
Erac USA Finance Co.†	BBB+	2.75	03/15/17	1,000,000	1,031,288
ERP Operating LP	BBB+	5.38	08/01/16	500,000	546,128
Fairfax Financial Hldgs.	BBB-	8.25	10/01/15	742,000	800,110
Fairfax Financial Hldgs.†	BBB-	5.80	05/15/21	1,274,000	1,377,386
First Republic Bank	A-	2.38	06/17/19	2,000,000	2,011,520
Ford Motor Credit Co. LLC	BBB-	3.00	06/12/17	2,000,000	2,086,500
Fosters Finance Corp.†	BBB+	4.88	10/01/14	500,000	505,414
General Electric Capital Corp.	AA+	5.00	01/08/16	500,000	533,052
Goldman Sachs Group, Inc.	A-	3.70	08/01/15	900,000	928,277
Harley-Davidson Financial Svcs.†	A-	3.88	03/15/16	500,000	524,601
HCP, Inc.	BBB+	6.00	01/30/17	1,250,000	1,399,295
Health Care REIT, Inc.	BBB	3.63	03/15/16	2,000,000	2,090,408
Healthcare Realty Trust	BBB-	5.75	01/15/21	2,000,000	2,261,874
Hospitality Properties Trust	BBB-	5.63	03/15/17	566,000	619,456
Huntington National Bank	BBB+	1.35	08/02/16	1,995,000	2,009,013
Jones Lang LaSalle, Inc.	BBB-	4.40	11/15/22	235,000	237,462
Kemper Corp.	BBB-	6.00	11/30/15	1,500,000	1,601,426
Mack-Cali Realty LP	BBB-	5.80	01/15/16	1,000,000	1,065,186
Moody’s Corp.	BBB+	5.50	09/01/20	2,000,000	2,274,000

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

Morgan Stanley	A-	4.00	07/24/15	1,000,000	1,035,691
Nasdaq OMX Group, Inc.	BBB	5.55	01/15/20	2,000,000	2,219,064
Nissan Motor Acceptance Corp.†	BBB+	4.50	01/30/15	790,000	807,170
Odyssey Re Hldgs. Corp.	BBB-	6.88	05/01/15	250,000	260,223
Penske Truck Leasing Co. LP†	BBB-	3.38	03/15/18	1,300,000	1,363,006
Penske Truck Leasing Co. LP†	BBB-	3.75	05/11/17	490,000	520,656
ProLogis LP	BBB+	6.63	05/15/18	1,500,000	1,750,655
Protective Life Corp.	A-	4.88	11/01/14	1,000,000	1,011,482
Prudential Financial, Inc.	A	4.75	09/17/15	1,000,000	1,049,515
Raymond James Financial, Inc.	BBB	4.25	04/15/16	1,600,000	1,689,918
Reckson Operating Partnership	BBB-	6.00	03/31/16	1,700,000	1,829,560
Reinsurance Grp. of America, Inc.	A-	5.63	03/15/17	1,500,000	1,637,963
Senior Housing Pptys. Trust	BBB-	4.30	01/15/16	1,650,000	1,709,652
Simon Property Group LP	A	2.80	01/30/17	1,500,000	1,563,569
Ventas Realty LP/Capital Corp.	BBB+	4.00	04/30/19	1,700,000	1,826,449
Vornado Realty LP	BBB	2.50	06/30/19	500,000	500,803
Vornado Realty LP	BBB	4.25	04/01/15	1,500,000	1,525,589
Wells Fargo & Co.	A+	2.13	04/22/19	2,000,000	2,006,836
Zions Bancorporation	BBB-	4.50	03/27/17	400,000	426,884

					70,686,309

HEALTH CARE (6.1%)
Agilent Technologies, Inc.	BBB+	5.00	07/15/20	2,000,000	2,195,046
Allergan, Inc.	A+	5.75	04/01/16	500,000	538,670
Baxter International, Inc.	A-	4.63	03/15/15	250,000	257,490
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	2,000,000	2,117,820
Biogen Idec, Inc.	A-	6.88	03/01/18	1,250,000	1,471,496
CareFusion Corp.	BBB	1.45	05/15/17	2,000,000	1,998,506
CIGNA Corp.	A	2.75	11/15/16	1,750,000	1,817,398
Express Scripts Hldg. Co.	BBB+	2.25	06/15/19	2,000,000	1,991,636
Hospira, Inc.	BBB-	6.05	03/30/17	2,000,000	2,206,430
Humana, Inc.	BBB+	6.45	06/01/16	1,415,000	1,558,552
Laboratory Corp. of America	BBB+	3.13	05/15/16	500,000	520,770
Laboratory Corp. of America	BBB+	3.75	08/23/22	600,000	607,120
Laboratory Corp. of America	BBB+	4.63	11/15/20	400,000	432,604
Laboratory Corp. of America	BBB+	5.63	12/15/15	500,000	534,477
Lilly (Eli) & Co.	AA-	5.20	03/15/17	500,000	556,200
PerkinElmer, Inc.	BBB	5.00	11/15/21	2,000,000	2,161,894
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	2,000,000	2,163,572
Thermo Fisher Scientific, Inc.	BBB	3.60	08/15/21	400,000	415,632
Thermo Fisher Scientific, Inc.	BBB	4.50	03/01/21	1,600,000	1,755,421

					25,300,734

INDUSTRIALS (6.3%)
CSX Corp.	BBB+	6.25	04/01/15	1,000,000	1,043,113
Dun & Bradstreet Corp.	BBB-	3.25	12/01/17	2,000,000	2,071,014
Equifax, Inc.	BBB+	3.30	12/15/22	2,000,000	1,958,594
Flowserve Corp.	BBB-	3.50	09/15/22	2,000,000	1,975,198
GATX Corp.	BBB	6.00	02/15/18	2,050,000	2,313,462
Harsco Corp.	BB+	5.75	05/15/18	2,250,000	2,435,625
Kennametal, Inc.	BBB	2.65	11/01/19	2,000,000	1,997,032
L-3 Communications Corp.	BBB-	5.20	10/15/19	2,000,000	2,249,974
Masco Corp.	BBB-	4.80	06/15/15	500,000	517,560
Pitney Bowes, Inc.	BBB	5.25	01/15/37	1,500,000	1,631,634
Ryder System, Inc.	BBB	7.20	09/01/15	1,000,000	1,073,073
Southwest Airlines Co.	BBB-	5.25	10/01/14	500,000	505,286
Southwest Airlines Co.	BBB-	5.75	12/15/16	735,000	811,925
Textron, Inc.	BBB-	4.63	09/21/16	750,000	803,951
Union Pacific Corp.	A	4.88	01/15/15	500,000	512,204
URS Corp.	BBB-	3.85	04/01/17	1,700,000	1,771,791
URS Corp.	BBB-	5.00	04/01/22	300,000	305,699
Valmont Industries, Inc.	BBB	6.63	04/20/20	2,000,000	2,376,596

					26,353,731

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

INFORMATION TECHNOLOGY (6.2%)
Adobe Systems, Inc.	A-	4.75	02/01/20	2,000,000	2,224,632
Amphenol Corp.	BBB+	2.55	01/30/19	2,000,000	2,028,112
Arrow Electronics, Inc.	BBB-	3.00	03/01/18	1,250,000	1,292,375
Arrow Electronics, Inc.	BBB-	4.50	03/01/23	50,000	52,257
Arrow Electronics, Inc.	BBB-	6.88	06/01/18	700,000	810,384
Avnet, Inc.	BBB-	5.88	06/15/20	950,000	1,071,382
Avnet, Inc.	BBB-	6.00	09/01/15	980,000	1,035,195
Fiserv, Inc.	BBB	4.75	06/15/21	1,900,000	2,066,944
FLIR Systems, Inc.	BBB	3.75	09/01/16	2,000,000	2,106,636
Ingram Micro, Inc.	BBB-	5.25	09/01/17	1,500,000	1,630,166
Jabil Circuit, Inc.	BBB-	4.70	09/15/22	726,000	735,075
Lexmark International, Inc.	BBB-	6.65	06/01/18	2,000,000	2,268,834
Motorola Solutions, Inc.	BBB	3.75	05/15/22	2,000,000	1,988,344
Symantec Corp.	BBB	4.20	09/15/20	2,000,000	2,075,144
Tech Data Corp.	BBB-	3.75	09/21/17	2,000,000	2,095,474
Western Union Co.	BBB	5.93	10/01/16	2,000,000	2,195,394

					25,676,348

MATERIALS (5.0%)
Airgas, Inc.	BBB	3.25	10/01/15	1,500,000	1,546,277
Albemarle Corp.	BBB+	4.50	12/15/20	1,000,000	1,072,243
Alcoa, Inc.	BBB-	6.75	07/15/18	2,000,000	2,297,868
Eastman Chemical Co.	BBB	2.40	06/01/17	2,000,000	2,059,068
Freeport-McMoRan Copper & Gold	BBB	3.10	03/15/20	1,750,000	1,767,302
Freeport-McMoRan Copper & Gold	BBB	3.55	03/01/22	250,000	247,575
Goldcorp, Inc.	BBB+	2.13	03/15/18	2,000,000	2,006,032
Kinross Gold Corp.	NR	3.63	09/01/16	2,000,000	2,083,838
Kinross Gold Corp.	BBB-	5.13	09/01/21	750,000	776,850
Lubrizol Corp.	AA	5.50	10/01/14	500,000	506,646
Methanex Corp.	BBB-	3.25	12/15/19	2,000,000	2,047,724
Newmont Mining Corp.	BBB	3.50	03/15/22	2,000,000	1,928,284
Rock-Tenn Co.	BBB	3.50	03/01/20	600,000	617,407
Southern Copper Corp.	BBB	3.50	11/08/22	2,000,000	1,947,502

					20,904,616

TELECOMMUNICATION SERVICES (1.3%)
AT&T, Inc.	A-	3.00	02/15/22	2,000,000	1,991,052
CenturyLink, Inc.	BB	5.00	02/15/15	1,250,000	1,276,563
Verizon Communications, Inc.	BBB+	4.50	09/15/20	2,000,000	2,199,984

					5,467,599

UTILITIES (2.4%)
AGL Capital Corp.	BBB+	6.38	07/15/16	500,000	551,629
Atmos Energy Corp.	A-	4.95	10/15/14	1,000,000	1,012,975
Constellation Energy	BBB-	5.15	12/01/20	1,500,000	1,690,617
Entergy Corp.	BBB-	4.70	01/15/17	600,000	647,369
Entergy Corp.	BBB-	5.13	09/15/20	1,400,000	1,553,819
Exelon Generation Co. LLC	BBB	4.25	06/15/22	1,000,000	1,044,153
PPL Energy Supply LLC	BB	4.60	12/15/21	1,400,000	1,394,208
PPL Energy Supply LLC	BB	5.70	10/15/15	600,000	630,819
SCANA Corp.	BBB	4.75	05/15/21	1,165,000	1,272,782

					9,798,371

TOTAL LONG-TERM DEBT SECURITIES (Cost: $400,922,884) 99.3%					413,299,098

TEMPORARY CASH INVESTMENTS (2) (Cost: $11,100) 0.0% (3)					11,100

TOTAL INVESTMENTS (Cost: $400,933,984) 99.3%					413,310,198

OTHER NET ASSETS 0.7%					2,923,712

NET ASSETS 100.0%					$416,233,910

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (9.8%)
U.S. Treasury Note	AA+	2.25	03/31/21	1,500,000	1,516,172
U.S. Treasury Strip	AA+	0.00	08/15/16	20,000,000	13,992,579
U.S. Treasury Strip	AA+	0.00	11/15/16	13,500,000	10,751,805
U.S. Treasury Strip	AA+	0.00	08/15/24	10,000,000	7,587,200
U.S. Treasury Strip	AA+	0.00	08/15/25	20,000,000	14,585,015
U.S. Treasury Strip	AA+	0.00	08/15/27	20,000,000	13,422,220
U.S. Treasury Strip	AA+	0.00	08/15/28	20,000,000	12,858,500
U.S. Treasury Strip	AA+	0.00	08/15/29	20,000,000	12,314,140

					87,027,631

U.S. GOVERNMENT AGENCIES (29.6%)
MORTGAGE-BACKED OBLIGATIONS (26.6%)
FHARM	AA+	2.37	09/01/39	455,873	486,295
FHARM	AA+	2.38	04/01/37	337,474	358,630
FHARM	AA+	2.90	04/01/37	483,534	508,347
FHARM	AA+	5.24	02/01/36	214,570	228,531
FHARM	AA+	5.39	04/01/42	728,348	755,524
FHARM	AA+	5.43	05/01/37	123,078	128,362
FHARM	AA+	5.77	03/01/37	97,898	104,963
FHLMC	AA+	2.50	09/01/27	2,499,976	2,540,248
FHLMC	AA+	2.50	12/01/27	2,697,395	2,740,847
FHLMC	AA+	2.50	04/01/28	1,338,840	1,360,408
FHLMC	AA+	3.00	06/01/27	1,216,277	1,262,239
FHLMC	AA+	3.00	08/01/27	1,359,608	1,410,987
FHLMC	AA+	3.00	10/15/37	2,331,508	2,356,779
FHLMC	AA+	3.00	07/01/42	1,269,700	1,282,774
FHLMC	AA+	3.00	11/01/42	1,386,312	1,370,438
FHLMC	AA+	3.00	11/01/42	1,464,540	1,450,041
FHLMC	AA+	3.00	04/01/43	1,490,407	1,471,960
FHLMC	AA+	3.00	04/01/43	2,276,042	2,253,502
FHLMC	AA+	3.50	08/01/42	2,009,881	2,068,598
FHLMC	AA+	3.50	01/01/43	1,885,177	1,940,251
FHLMC	AA+	3.50	01/01/43	2,497,182	2,570,135
FHLMC	AA+	3.50	02/01/43	3,017,288	3,111,412
FHLMC	AA+	3.50	03/01/43	2,112,739	2,174,460
FHLMC	AA+	4.00	05/01/24	243,203	260,556
FHLMC	AA+	4.00	02/01/25	630,192	670,595
FHLMC	AA+	4.00	05/01/26	735,726	787,553
FHLMC	AA+	4.00	12/01/34	782,228	832,825
FHLMC	AA+	4.00	12/15/38	500,000	522,762
FHLMC	AA+	4.00	07/01/41	1,826,145	1,941,617
FHLMC	AA+	4.00	12/01/41	1,063,420	1,128,102
FHLMC	AA+	4.00	06/01/42	1,015,881	1,077,671
FHLMC	AA+	4.00	07/01/42	3,731,873	3,995,761
FHLMC	AA+	4.00	09/01/42	1,621,319	1,719,934
FHLMC	AA+	4.00	12/01/42	2,094,839	2,249,411
FHLMC	AA+	4.50	03/01/34	878,927	953,816
FHLMC	AA+	4.50	08/01/34	591,424	641,840
FHLMC	AA+	4.50	08/15/35	234,419	255,723
FHLMC	AA+	4.50	12/01/39	1,699,602	1,839,895
FHLMC	AA+	5.00	02/01/26	159,625	176,649
FHLMC	AA+	5.00	08/01/35	1,377,749	1,541,669
FHLMC	AA+	5.00	10/01/40	2,366,079	2,624,000
FHLMC	AA+	5.50	03/01/21	223,507	242,248
FHLMC	AA+	5.50	07/01/32	405,469	454,201
FHLMC	AA+	5.50	01/15/33	432,868	474,667
FHLMC	AA+	5.50	05/01/33	773,135	867,259
FHLMC	AA+	5.50	01/15/35	275,623	292,652
FHLMC	AA+	5.50	06/01/37	1,543,732	1,735,610

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

FHLMC	AA+	6.00	07/15/29	297,547	333,799
FHLMC	AA+	6.00	03/15/32	314,694	346,131
FHLMC Strip	AA+	3.00	01/15/43	2,772,921	2,754,985
FNMA	AA+	2.25	01/01/28	1,851,917	1,799,156
FNMA	AA+	2.42	05/01/43	2,363,869	2,357,157
FNMA	AA+	3.00	06/01/33	2,154,912	2,199,268
FNMA	AA+	3.00	07/01/33	3,379,195	3,448,704
FNMA	AA+	3.00	09/01/33	2,486,419	2,537,589
FNMA	AA+	3.00	10/01/42	1,213,594	1,200,303
FNMA	AA+	3.00	12/01/42	2,218,665	2,173,644
FNMA	AA+	3.00	12/01/42	1,483,283	1,469,748
FNMA	AA+	3.00	02/01/43	2,536,728	2,508,949
FNMA	AA+	3.00	03/01/43	2,141,520	2,123,304
FNMA	AA+	3.50	03/01/32	1,835,696	1,925,322
FNMA	AA+	3.50	03/01/41	2,559,718	2,643,697
FNMA	AA+	3.50	10/01/41	1,573,230	1,625,247
FNMA	AA+	3.50	12/01/41	1,998,831	2,064,921
FNMA	AA+	3.50	04/01/42	1,858,916	1,916,515
FNMA	AA+	3.50	04/01/42	2,037,733	2,108,770
FNMA	AA+	3.50	07/01/42	3,323,800	3,426,788
FNMA	AA+	3.50	08/01/42	2,874,915	2,963,994
FNMA	AA+	3.50	10/01/42	2,815,121	2,902,348
FNMA	AA+	3.50	01/01/44	2,468,413	2,517,149
FNMA	AA+	4.00	05/01/19	434,930	462,563
FNMA	AA+	4.00	07/25/26	2,360,853	2,529,281
FNMA	AA+	4.00	01/01/31	2,038,444	2,192,817
FNMA	AA+	4.00	12/01/33	2,376,998	2,526,192
FNMA	AA+	4.00	03/01/35	698,502	744,015
FNMA	AA+	4.00	11/01/38	2,761,188	2,934,496
FNMA	AA+	4.00	06/01/39	735,435	781,596
FNMA	AA+	4.00	11/01/40	1,730,554	1,839,174
FNMA	AA+	4.00	05/01/41	1,707,952	1,813,847
FNMA	AA+	4.50	05/01/18	252,643	268,311
FNMA	AA+	4.50	05/01/19	59,987	63,730
FNMA	AA+	4.50	06/01/19	177,511	191,151
FNMA	AA+	4.50	05/01/30	749,259	822,450
FNMA	AA+	4.50	04/01/31	1,130,652	1,236,747
FNMA	AA+	4.50	08/01/33	256,647	278,919
FNMA	AA+	4.50	08/01/33	196,516	213,505
FNMA	AA+	4.50	09/01/33	698,426	758,651
FNMA	AA+	4.50	10/01/33	696,782	757,184
FNMA	AA+	4.50	10/01/33	346,564	375,727
FNMA	AA+	4.50	05/01/34	262,135	284,516
FNMA	AA+	4.50	06/01/34	370,407	402,242
FNMA	AA+	4.50	07/01/34	374,391	405,632
FNMA	AA+	4.50	01/01/35	1,061,283	1,153,531
FNMA	AA+	4.50	08/01/35	467,318	506,314
FNMA	AA+	4.50	09/01/35	177,708	190,338
FNMA	AA+	4.50	12/01/35	494,862	536,253
FNMA	AA+	4.50	05/01/39	1,431,300	1,563,933
FNMA	AA+	4.50	05/01/39	1,289,706	1,409,227
FNMA	AA+	4.50	05/01/40	676,060	730,985
FNMA	AA+	4.50	11/01/40	1,127,726	1,221,829
FNMA	AA+	4.50	06/01/41	986,248	1,068,785
FNMA	AA+	4.50	10/01/41	1,967,013	2,131,150
FNMA	AA+	4.50	11/01/41	1,542,783	1,677,937
FNMA	AA+	4.50	01/01/42	241,271	261,404
FNMA	AA+	4.50	07/01/42	3,460,608	3,784,784
FNMA	AA+	4.50	03/01/44	2,685,954	2,922,401
FNMA	AA+	5.00	04/01/18	62,615	66,436
FNMA	AA+	5.00	09/01/18	329,125	351,195
FNMA	AA+	5.00	09/01/20	176,350	190,448
FNMA	AA+	5.00	10/01/20	415,866	448,724

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

FNMA	AA+	5.00	10/01/25	263,979	293,334
FNMA	AA+	5.00	09/01/33	1,372,474	1,532,286
FNMA	AA+	5.00	10/01/33	879,337	986,857
FNMA	AA+	5.00	11/01/33	882,322	983,200
FNMA	AA+	5.00	03/01/34	218,904	244,177
FNMA	AA+	5.00	04/01/34	420,134	466,854
FNMA	AA+	5.00	04/01/34	116,280	129,347
FNMA	AA+	5.00	04/01/35	392,999	440,933
FNMA	AA+	5.00	06/01/35	274,671	305,752
FNMA	AA+	5.00	09/01/35	744,277	827,042
FNMA	AA+	5.00	09/01/35	398,481	442,793
FNMA	AA+	5.00	11/25/35	1,605,255	1,726,628
FNMA	AA+	5.00	08/01/37	1,823,895	2,028,904
FNMA	AA+	5.00	05/01/39	1,221,970	1,355,605
FNMA	AA+	5.00	09/25/40	1,568,377	1,689,834
FNMA	AA+	5.50	04/01/17	23,708	25,179
FNMA	AA+	5.50	05/01/17	30,755	32,663
FNMA	AA+	5.50	01/01/24	302,281	339,137
FNMA	AA+	5.50	03/01/24	612,456	686,987
FNMA	AA+	5.50	09/01/25	261,715	294,521
FNMA	AA+	5.50	11/01/26	192,806	216,554
FNMA	AA+	5.50	01/01/27	112,934	126,643
FNMA	AA+	5.50	03/01/33	461,710	520,454
FNMA	AA+	5.50	09/01/33	424,749	480,556
FNMA	AA+	5.50	10/01/33	846,579	962,912
FNMA	AA+	5.50	03/01/34	448,148	510,254
FNMA	AA+	5.50	03/01/34	151,810	171,306
FNMA	AA+	5.50	07/01/34	336,142	376,071
FNMA	AA+	5.50	09/01/34	399,001	448,927
FNMA	AA+	5.50	09/01/34	194,522	219,662
FNMA	AA+	5.50	09/01/34	104,713	117,151
FNMA	AA+	5.50	10/01/34	710,188	802,581
FNMA	AA+	5.50	02/01/35	261,284	295,096
FNMA	AA+	5.50	02/01/35	417,595	474,487
FNMA	AA+	5.50	04/01/35	391,815	442,457
FNMA	AA+	5.50	08/01/35	997,396	1,126,153
FNMA	AA+	5.50	02/25/37	239,117	259,872
FNMA	AA+	5.50	05/01/38	1,063,333	1,193,451
FNMA	AA+	5.50	11/01/38	231,641	251,805
FNMA	AA+	5.50	06/01/48	293,158	318,063
FNMA	AA+	6.00	03/01/17	38,653	40,372
FNMA	AA+	6.00	05/01/23	371,695	420,074
FNMA	AA+	6.00	01/01/25	240,852	271,022
FNMA	AA+	6.00	03/01/28	315,309	356,791
FNMA	AA+	6.00	04/01/32	89,184	100,355
FNMA	AA+	6.00	04/01/32	71,488	80,911
FNMA	AA+	6.00	05/01/32	339,534	387,014
FNMA	AA+	6.00	04/01/33	797,793	910,593
FNMA	AA+	6.00	11/01/34	128,145	144,200
FNMA	AA+	6.00	03/01/36	89,997	100,831
FNMA	AA+	6.00	12/01/36	327,845	369,838
FNMA	AA+	6.00	01/01/37	374,289	422,413
FNMA	AA+	6.00	03/01/37	292,351	320,146
FNMA	AA+	6.00	04/01/37	171,201	187,542
FNMA	AA+	6.00	05/01/37	111,495	122,010
FNMA	AA+	6.00	06/01/37	176,473	193,205
FNMA	AA+	6.00	07/01/37	160,728	180,861
FNMA	AA+	6.00	08/01/37	233,575	262,834
FNMA	AA+	6.00	12/01/37	108,931	122,576
FNMA	AA+	6.00	10/25/44	659,106	746,795
FNMA	AA+	6.00	02/25/47	1,542,078	1,747,566
FNMA	AA+	6.00	12/25/49	942,899	1,061,360
FNMA	AA+	6.50	09/01/16	8,451	8,732

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

FNMA	AA+	6.50	03/01/17	110,823	115,299
FNMA	AA+	6.50	05/01/17	8,647	8,780
FNMA	AA+	6.50	05/01/32	273,351	308,789
FNMA	AA+	6.50	05/01/32	105,350	119,021
FNMA	AA+	6.50	09/01/36	94,668	100,436
FNMA	AA+	6.50	05/01/37	338,169	385,720
FNMA	AA+	6.50	07/01/37	56,056	63,206
FNMA	AA+	6.50	09/01/37	118,959	134,131
FNMA	AA+	6.50	05/01/38	206,454	240,779
FNMA	AA+	7.00	09/01/31	65,942	74,084
FNMA	AA+	7.00	01/25/44	557,254	637,063
FNMA	AA+	7.50	06/01/32	122,008	143,924
FNMA	AA+	8.00	04/01/32	21,736	23,576
FNMA Strip	AA+	3.00	08/25/42	2,263,997	2,264,209
GNMA (4)	AA+	2.68	10/16/47	2,000,000	1,934,952
GNMA (4)	AA+	3.50	11/20/32	2,608,157	2,720,271
GNMA (4)	AA+	3.50	09/20/33	1,039,982	1,080,671
GNMA (4)	AA+	3.50	01/20/37	470,793	483,658
GNMA (4)	AA+	3.50	07/15/42	1,922,075	2,004,211
GNMA (4)	AA+	3.50	11/15/42	1,623,787	1,691,715
GNMA (4)	AA+	3.70	05/15/42	1,451,519	1,513,053
GNMA (4)	AA+	4.00	04/15/24	478,331	513,544
GNMA (4)	AA+	4.00	01/20/41	2,758,027	2,954,636
GNMA (4)	AA+	4.00	08/15/41	1,926,477	2,061,299
GNMA (4)	AA+	4.00	11/15/41	1,274,240	1,365,176
GNMA (4)	AA+	4.00	12/15/41	2,095,297	2,241,735
GNMA (4)	AA+	4.00	01/15/42	788,142	843,225
GNMA (4)	AA+	4.00	03/20/42	1,335,384	1,430,524
GNMA (4)	AA+	4.00	08/20/42	1,777,966	1,903,419
GNMA (4)	AA+	4.25	06/20/36	1,106,762	1,189,798
GNMA (4)	AA+	4.25	04/20/41	1,139,821	1,221,347
GNMA (4)	AA+	4.29	04/15/41	963,767	1,031,124
GNMA (4)	AA+	4.50	06/20/30	171,911	191,120
GNMA (4)	AA+	4.50	09/15/30	941,554	1,036,792
GNMA (4)	AA+	4.50	06/20/34	858,079	945,263
GNMA (4)	AA+	4.50	09/15/40	1,843,643	2,015,371
GNMA (4)	AA+	4.50	10/15/40	871,995	952,131
GNMA (4)	AA+	4.50	10/15/40	2,331,954	2,549,161
GNMA (4)	AA+	5.00	04/15/39	1,569,346	1,750,896
GNMA (4)	AA+	5.00	06/20/39	2,245,878	2,429,525
GNMA (4)	AA+	5.00	11/15/39	1,013,352	1,118,510
GNMA (4)	AA+	5.00	05/15/40	457,882	508,013
GNMA (4)	AA+	5.00	06/20/40	921,419	1,018,648
GNMA (4)	AA+	5.00	06/20/40	944,804	1,045,066
GNMA (4)	AA+	5.50	01/15/36	196,224	220,308
GNMA (4)	AA+	6.50	04/15/31	15,582	17,704
GNMA (4)	AA+	6.50	12/15/31	63,701	72,376
GNMA (4)	AA+	6.50	05/15/32	31,693	36,145
GNMA (4)	AA+	7.00	05/15/32	10,041	11,302
GNMA TBA (4)	AA+	4.50	02/20/20	1,286,546	1,347,489
Vendee Mortgage Trust (4)	AA+	5.25	01/15/32	1,463,159	1,637,011

					237,079,390

NON-MORTGAGE-BACKED OBLIGATIONS (3.0%)
FHLMC	AA+	0.00	11/29/19	10,728,000	9,396,484
FNMA	AA+	0.00	10/09/19	20,000,000	17,575,315

					26,971,799

CORPORATE DEBT (58.9%)
CONSUMER DISCRETIONARY (9.1%)
Advance Auto Parts, Inc.	BBB-	4.50	01/15/22	1,000,000	1,066,079
Advance Auto Parts, Inc.	BBB-	5.75	05/01/20	3,000,000	3,441,672
AutoZone, Inc.	BBB	3.70	04/15/22	700,000	720,374
AutoZone, Inc.	BBB	4.00	11/15/20	3,000,000	3,190,644

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

Brinker International, Inc.	BBB-	3.88	05/15/23	4,000,000	3,876,752
Darden Restaurants, Inc.	BBB-	4.50	10/15/21	3,500,000	3,676,936
Dollar General Corp.	BBB-	3.25	04/15/23	4,000,000	3,777,780
Ethan Allen Global, Inc.	BB-	5.38	10/01/15	2,000,000	2,060,000
Expedia, Inc.	BBB-	5.95	08/15/20	4,000,000	4,525,832
Family Dollar Stores, Inc.	BBB-	5.00	02/01/21	4,000,000	4,292,336
Home Depot, Inc.	A	5.40	03/01/16	2,000,000	2,158,186
Hyatt Hotels Corp.	BBB	3.88	08/15/16	2,800,000	2,951,110
Hyatt Hotels Corp.	BBB	5.38	08/15/21	200,000	225,825
Kohl’s Corp.	BBB+	3.25	02/01/23	880,000	851,355
Kohl’s Corp.	BBB+	4.00	11/01/21	2,620,000	2,730,538
Lowe’s Cos., Inc.	A-	3.12	04/15/22	2,000,000	2,030,116
Marriott International, Inc.	BBB	3.00	03/01/19	1,000,000	1,033,918
Marriott International, Inc.	BBB	3.38	10/15/20	3,000,000	3,110,448
Mattel, Inc.	BBB+	4.35	10/01/20	1,000,000	1,072,829
Newell Rubbermaid, Inc.	BBB-	4.70	08/15/20	3,000,000	3,250,857
NVR, Inc.	BBB	3.95	09/15/22	4,000,000	4,030,948
O’Reilly Automotive, Inc.	BBB	3.80	09/01/22	3,250,000	3,324,532
Omnicom Group, Inc.	BBB+	3.63	05/01/22	1,000,000	1,028,771
Omnicom Group, Inc.	BBB+	4.45	08/15/20	3,000,000	3,271,299
Staples, Inc.	BBB-	4.38	01/12/23	3,700,000	3,712,617
Tupperware Brands Corp.	BBB-	4.75	06/01/21	4,000,000	4,317,908
Whirlpool Corp.	BBB	4.85	06/15/21	1,000,000	1,103,171
Whirlpool Corp.	BBB	6.50	06/15/16	2,000,000	2,212,826
Wyndham Worldwide Corp.	BBB-	3.90	03/01/23	4,000,000	4,018,228
Wynn Las Vegas LLC	BBB-	5.38	03/15/22	4,000,000	4,165,000

					81,228,887

CONSUMER STAPLES (3.1%)
Avon Products, Inc.	BBB-	4.20	07/15/18	900,000	934,863
Avon Products, Inc.	BBB-	4.60	03/15/20	2,100,000	2,177,704
Beam, Inc.	BBB-	5.38	01/15/16	344,000	366,205
ConAgra Foods, Inc.	BBB-	4.95	08/15/20	1,500,000	1,662,398
CVS Caremark Corp.	BBB+	6.13	08/15/16	2,000,000	2,221,136
Energizer Hldgs., Inc.	BBB-	4.70	05/19/21	4,000,000	4,119,184
Flowers Foods, Inc.	BBB-	4.38	04/01/22	3,500,000	3,677,688
Ingredion, Inc.	BBB	4.63	11/01/20	3,225,000	3,474,905
Kroger Co.	BBB	4.95	01/15/15	2,000,000	2,047,838
Molson Coors Brewing Co.	BBB-	3.50	05/01/22	3,000,000	3,032,517
Safeway, Inc.	BBB	3.95	08/15/20	4,000,000	4,075,124

					27,789,562

ENERGY (4.8%)
Cameron International Corp.	BBB+	4.50	06/01/21	3,000,000	3,243,426
Diamond Offshore Drilling, Inc.	A	4.88	07/01/15	2,000,000	2,089,182
Energen Corp.	BBB-	4.63	09/01/21	4,000,000	3,982,660
EQT Corp.	BBB	4.88	11/15/21	4,000,000	4,371,652
Kinder Morgan, Inc.	BB	5.15	03/01/15	2,000,000	2,042,500
Marathon Petroleum Corp.	BBB	5.13	03/01/21	3,000,000	3,401,370
Murphy Oil Corp.	BBB	2.50	12/01/17	1,250,000	1,279,375
Murphy Oil Corp.	BBB	3.70	12/01/22	2,751,000	2,737,944
National Oilwell Varco, Inc.	A	6.13	08/15/15	2,000,000	2,002,156
Noble Corp.	BBB+	7.50	03/15/19	2,000,000	2,334,560
Rowan Companies PLC	BBB-	4.88	06/01/22	4,000,000	4,284,632
Seacor Hldgs., Inc.	BB-	7.38	10/01/19	2,775,000	3,108,000
SESI LLC	BBB-	7.13	12/15/21	3,900,000	4,397,250
Sunoco, Inc.	BBB-	5.75	01/15/17	2,000,000	2,202,570
Weatherford Int’l. Ltd.	BBB-	5.50	02/15/16	1,500,000	1,609,043

					43,086,320

FINANCIALS (15.9%)
Aflac, Inc.	A	4.00	02/15/22	3,000,000	3,210,018

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

Alleghany Corp.	BBB	4.95	06/27/22	1,000,000	1,088,700
Alleghany Corp.	BBB	5.63	09/15/20	3,000,000	3,404,595
American Tower Corp.	BBB-	4.50	01/15/18	4,000,000	4,358,368
Bank of America Corp.	A-	3.70	09/01/15	2,000,000	2,067,650
Barrick N.A. Finance LLC	BBB	4.40	05/30/21	4,000,000	4,185,096
Berkley (W.R.) Corp.	BBB+	4.63	03/15/22	2,000,000	2,148,404
Berkley (W.R.) Corp.	BBB+	7.38	09/15/19	2,000,000	2,439,516
Block Financial LLC	BBB	5.13	10/30/14	1,750,000	1,770,402
Block Financial LLC	BBB	5.50	11/01/22	2,250,000	2,456,449
Boston Properties LP	A-	3.70	11/15/18	1,000,000	1,067,534
Boston Properties LP	A-	3.85	02/01/23	3,000,000	3,093,705
Capital One Financial Corp.	BBB	4.75	07/15/21	4,000,000	4,449,968
CNA Financial Corp.	BBB	6.50	08/15/16	2,000,000	2,227,648
Fairfax Financial Hldgs.	BBB-	8.25	10/01/15	2,500,000	2,695,788
Fairfax Financial Hldgs.†	BBB-	5.80	05/15/21	1,500,000	1,621,727
First Republic Bank	A-	2.38	06/17/19	2,000,000	2,011,520
Genworth Financial, Inc.	BBB-	7.20	02/15/21	1,750,000	2,132,636
Genworth Financial, Inc.	BBB-	7.63	09/24/21	1,300,000	1,628,713
Harley-Davidson Financial Svcs.†	A-	3.88	03/15/16	2,678,000	2,809,763
Hartford Financial Svcs.	BBB	5.50	03/30/20	1,000,000	1,144,322
HCP, Inc.	BBB+	6.00	01/30/17	1,250,000	1,399,295
Health Care REIT, Inc.	BBB	3.63	03/15/16	750,000	783,903
Health Care REIT, Inc.	BBB	3.75	03/15/23	750,000	752,368
Health Care REIT, Inc.	BBB	6.13	04/15/20	2,500,000	2,906,300
Healthcare Realty Trust	BBB-	3.75	04/15/23	4,000,000	3,907,232
Hospitality Properties Trust	BBB-	5.00	08/15/22	4,000,000	4,231,692
Jones Lang LaSalle, Inc.	BBB-	4.40	11/15/22	4,000,000	4,041,904
JPMorgan Chase Bank NA	A	6.00	10/01/17	2,000,000	2,274,940
Kemper Corp.	BBB-	6.00	11/30/15	2,500,000	2,669,043
Lincoln National Corp.	A-	4.85	06/24/21	1,000,000	1,110,936
Markel Corp.	BBB	5.35	06/01/21	1,200,000	1,348,037
Marsh & McLennan Cos., Inc.	A-	4.80	07/15/21	3,000,000	3,332,010
Moody’s Corp.	BBB+	4.50	09/01/22	4,000,000	4,193,648
Morgan Stanley	A-	4.00	07/24/15	2,000,000	2,071,382
Nasdaq OMX Group, Inc.	BBB	5.55	01/15/20	2,500,000	2,773,830
National Retail Pptys., Inc.	BBB	3.30	04/15/23	1,000,000	970,492
National Retail Pptys., Inc.	BBB	3.80	10/15/22	3,000,000	3,059,148
Pacific LifeCorp.†	BBB+	6.00	02/10/20	3,000,000	3,426,219
Penske Truck Leasing Co. LP†	BBB-	3.38	03/15/18	3,000,000	3,145,398
ProLogis LP	BBB+	6.63	05/15/18	3,000,000	3,501,309
Protective Life Corp.	A-	4.88	11/01/14	1,000,000	1,011,482
Protective Life Secured Trust	AA-	3.83	12/10/14	124,000	124,588
Protective Life Secured Trust	AA-	3.98	10/10/14	53,000	53,190
Protective Life Secured Trust	AA-	5.77	08/10/14	21,000	20,979
Prudential Financial, Inc.	A	4.50	11/16/21	1,000,000	1,100,846
Raymond James Financial, Inc.	BBB	4.25	04/15/16	3,150,000	3,327,027
Reckson Operating Partnership	BBB-	6.00	03/31/16	3,200,000	3,443,878
Reinsurance Grp. of America, Inc.	A-	4.70	09/15/23	1,000,000	1,072,808
Reinsurance Grp. of America, Inc.	A-	5.00	06/01/21	3,000,000	3,308,463
Retail Properties, Inc.†	A	7.88	03/15/16	5,000,000	5,576,610
Senior Housing Pptys. Trust	BBB-	4.30	01/15/16	3,000,000	3,108,459
Travelers Cos., Inc.	A	3.90	11/01/20	2,500,000	2,699,173
Ventas Realty LP/Capital Corp.	BBB+	3.25	08/15/22	500,000	494,318
Ventas Realty LP/Capital Corp.	BBB+	4.75	06/01/21	3,000,000	3,289,071
Vornado Realty LP	BBB	2.50	06/30/19	1,000,000	1,001,605
Vornado Realty LP	BBB	4.25	04/01/15	3,000,000	3,051,177
Wells Fargo & Co.	A	3.45	02/13/23	4,000,000	3,980,428
Zions Bancorporation	BBB-	4.50	03/27/17	1,000,000	1,067,209

					141,642,919

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

HEALTH CARE (5.5%)
Agilent Technologies, Inc.	BBB+	5.00	07/15/20	4,000,000	4,390,092
Allergan, Inc.	A+	5.75	04/01/16	2,000,000	2,154,680
AmerisourceBergen Corp.	A-	4.88	11/15/19	2,500,000	2,801,923
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	4,000,000	4,235,640
Biogen Idec, Inc.	A-	6.88	03/01/18	2,500,000	2,942,993
CIGNA Corp.	A	2.75	11/15/16	1,000,000	1,038,513
CIGNA Corp.	A	5.38	03/15/17	2,000,000	2,217,106
Hospira, Inc.	BBB-	6.05	03/30/17	4,000,000	4,412,860
Humana, Inc.	BBB+	7.20	06/15/18	2,000,000	2,375,760
Laboratory Corp. of America	BBB+	3.75	08/23/22	2,000,000	2,023,734
Laboratory Corp. of America	BBB+	4.63	11/15/20	1,000,000	1,081,511
Laboratory Corp. of America	BBB+	5.63	12/15/15	1,000,000	1,068,953
Medco Health Solutions, Inc.	BBB+	4.13	09/15/20	3,000,000	3,219,552
PerkinElmer, Inc.	BBB	5.00	11/15/21	4,000,000	4,323,788
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	4,000,000	4,327,144
Thermo Fisher Scientific, Inc.	BBB	3.60	08/15/21	1,000,000	1,039,080
Thermo Fisher Scientific, Inc.	BBB	4.50	03/01/21	3,000,000	3,291,414
WellPoint, Inc.	A-	4.35	08/15/20	2,000,000	2,182,624

					49,127,367

INDUSTRIALS (4.7%)
CSX Corp.	BBB+	6.25	04/01/15	2,000,000	2,086,226
Dun & Bradstreet Corp.	BBB-	3.25	12/01/17	3,000,000	3,106,521
Dun & Bradstreet Corp.	BBB-	4.38	12/01/22	1,000,000	1,025,479
Equifax, Inc.	BBB+	3.30	12/15/22	4,000,000	3,917,188
Flowserve Corp.	BBB-	3.50	09/15/22	4,000,000	3,950,396
Harsco Corp.	BB+	5.75	05/15/18	4,000,000	4,330,000
Kennametal, Inc.	BBB	2.65	11/01/19	4,000,000	3,994,064
L-3 Communications Corp.	BBB-	4.75	07/15/20	3,000,000	3,286,185
L-3 Communications Corp.	BBB-	5.20	10/15/19	1,000,000	1,124,987
Pentair PLC	BBB	5.00	05/15/21	3,000,000	3,316,131
Pitney Bowes, Inc.	BBB	5.25	01/15/37	3,000,000	3,263,268
Textron, Inc.	BBB-	4.63	09/21/16	2,900,000	3,108,612
URS Corp.	BBB-	5.00	04/01/22	4,000,000	4,075,992
Valmont Industries, Inc.	BBB	6.63	04/20/20	750,000	891,224

					41,476,273

INFORMATION TECHNOLOGY (5.2%)
Adobe Systems, Inc.	A-	4.75	02/01/20	4,000,000	4,449,264
Arrow Electronics, Inc.	BBB-	4.50	03/01/23	1,100,000	1,149,663
Arrow Electronics, Inc.	BBB-	6.88	06/01/18	2,900,000	3,357,304
Avnet, Inc.	BBB-	4.88	12/01/22	270,000	287,399
Avnet, Inc.	BBB-	5.88	06/15/20	1,100,000	1,240,548
Avnet, Inc.	BBB-	6.00	09/01/15	2,000,000	2,112,642
Fiserv, Inc.	BBB	4.63	10/01/20	2,800,000	3,052,389
Fiserv, Inc.	BBB	4.75	06/15/21	1,000,000	1,087,865
Ingram Micro, Inc.	BBB-	5.00	08/10/22	1,000,000	1,046,529
Ingram Micro, Inc.	BBB-	5.25	09/01/17	3,000,000	3,260,331
Lexmark International, Inc.	BBB-	6.65	06/01/18	4,000,000	4,537,668
Motorola Solutions, Inc.	BBB	3.75	05/15/22	4,000,000	3,976,688
Symantec Corp.	BBB	4.20	09/15/20	4,000,000	4,150,288
Tech Data Corp.	BBB-	3.75	09/21/17	4,000,000	4,190,948
Total System Services, Inc.	BBB+	3.75	06/01/23	4,000,000	3,894,512
Western Union Co.	BBB	5.93	10/01/16	4,000,000	4,390,788

					46,184,826

MATERIALS (6.5%)
Airgas, Inc.	BBB	3.25	10/01/15	2,000,000	2,061,702
Albemarle Corp.	BBB+	4.50	12/15/20	2,000,000	2,144,486
Alcoa, Inc.	BBB-	6.75	07/15/18	4,000,000	4,595,736
Carpenter Technology Corp.	BBB	4.45	03/01/23	3,600,000	3,702,784

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

Domtar Corp.	BBB-	4.40	04/01/22	4,000,000	4,118,084
Eastman Chemical Co.	BBB	4.50	01/15/21	2,500,000	2,660,473
Freeport-McMoRan Copper & Gold	BBB	3.55	03/01/22	4,000,000	3,961,200
Geon Co.	BBB-	7.50	12/15/15	3,750,000	4,050,000
Goldcorp, Inc.	BBB+	2.13	03/15/18	4,000,000	4,012,064
Kinross Gold Corp.	BBB-	5.13	09/01/21	4,000,000	4,143,200
Methanex Corp.	BBB-	3.25	12/15/19	3,400,000	3,481,131
Methanex Corp.	BBB-	5.25	03/01/22	600,000	663,372
Newmont Mining Corp.	BBB	3.50	03/15/22	4,000,000	3,856,568
Packaging Corp. of America	BBB	3.90	06/15/22	2,000,000	2,054,168
Packaging Corp. of America	BBB	4.50	11/01/23	2,000,000	2,142,160
Southern Copper Corp.	BBB	3.50	11/08/22	4,000,000	3,895,004
Teck Resources Ltd.	BBB	3.75	02/01/23	1,000,000	970,930
Teck Resources Ltd.	BBB	4.75	01/15/22	3,000,000	3,147,846
Vulcan Materials Co.	BB	5.93	06/15/18	2,000,000	2,302,500

					57,963,408

TELECOMMUNICATION SERVICES (0.9%)
AT&T, Inc.	A-	3.00	02/15/22	4,000,000	3,982,104
CenturyLink, Inc.	BB	5.00	02/15/15	2,000,000	2,042,500
Verizon Communications, Inc.	BBB+	4.50	09/15/20	2,000,000	2,199,984

					8,224,588

UTILITIES (3.2%)
AGL Capital Corp.	BBB+	6.38	07/15/16	500,000	551,629
Constellation Energy	BBB-	5.15	12/01/20	3,000,000	3,381,234
Duke Energy Progress, Inc.	A	5.25	12/15/15	2,000,000	2,135,088
Entergy Corp.	BBB-	4.70	01/15/17	1,500,000	1,618,424
Entergy Corp.	BBB-	5.13	09/15/20	2,500,000	2,774,678
Exelon Generation Co. LLC	BBB	4.25	06/15/22	1,000,000	1,044,153
Illinois Power Generating Co.	CCC+	6.30	04/01/20	2,500,000	2,465,625
National Fuel Gas Co.	BBB	4.90	12/01/21	3,000,000	3,270,783
PPL Energy Supply LLC	BB	4.60	12/15/21	2,000,000	1,991,726
PPL Energy Supply LLC	BB	5.40	08/15/14	2,000,000	2,007,268
SCANA Corp.	BBB	4.13	02/01/22	4,000,000	4,182,408
UIL Hldgs. Corp.	BBB-	4.63	10/01/20	2,725,000	2,862,809

					28,285,825

SOVEREIGN DEBT (0.5%)
Sri Lanka AID	NR	6.59	09/15/28	3,354,760	4,077,871

TOTAL LONG-TERM DEBT SECURITIES (Cost: $850,198,187) 98.8%					880,166,666

	Rating**	Rate(%)	Maturity	Face Amount.	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.8%)
Precision Castparts Corp.†	A-1	0.08	07/14/14	10,000,000	9,999,711
San Diego Gas & Electric Co.†	A-1	0.11	07/01/14	6,300,000	6,300,000
					16,299,711
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $16,299,711) 1.8%					16,299,711

TEMPORARY CASH INVESTMENTS (2) (Cost: $350,700) 0.0% (3)					350,700

TOTAL INVESTMENTS (Cost: $866,848,598) 100.6%					896,817,077

OTHER NET ASSETS -0.6%					(5,932,467)

NET ASSETS 100.0%					$890,884,610

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

Abbreviations:	FFCB = Federal Farm Credit Bank
FHARM = Federal Home Adjustable Rate Mortgage
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
NR = Not Rated

* Non-income producing security.

** Ratings as per Standard & Poor’s Corporation (unaudited).

† Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the aggregate values of these securities and their percentages of the respective Funds’ net assets were as follows:

Fund	Aggregate Market Value	Percentage of Net Assets

EQUITY INDEX FUND	$28,349,364	1.8%
ALL AMERICA FUND	$1,000,000	0.3%
SMALL CAP VALUE FUND	$21,499,872	5.6%
SMALL CAP GROWTH FUND	$17,499,650	4.4%
MID CAP VALUE FUND	$599,930	0.7%
MID-CAP EQUITY INDEX FUND	$14,399,950	1.5%
INTERNATIONAL FUND	$2,600,000	1.0%
COMPOSITE FUND	$3,434,388	1.8%
MONEY MARKET FUND	$47,745,714	59.8%
MID-TERM BOND FUND	$6,129,521	1.5%
BOND FUND	$32,879,428	3.7%

(1)	This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts.

Information on futures contracts outstanding in the Funds as of June 30, 2014, was as follows:

Fund	Number of Contracts	Contract Type	Purchased (P) or Sold (S)	Expiration Date	Underlying Face Amount at Value(a)	Unrealized Gain(Loss)	Face Value of Futures as a % of Total Investments

EQUITY INDEX FUND	433	E-mini S&P 500 Stock Index	P	September 2014	$42,269,460	$570,644	2.7%
ALL AMERICA FUND	15	E-mini S&P 500 Stock Index	P	September 2014	$1,464,300	$14,225	0.5%
MID-CAP EQUITY INDEX FUND	220	E-mini S&P MidCap 400 Stock Index	P	September 2014	$31,444,600	$487,430	3.3%
(a)	Includes the cumulative appreciation(depreciation) of futures contracts.

(2)	The fund has an arrangement with its custodian bank, JP Morgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund’s name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at June 30, 2014 was 0.15%.
(3)	Percentage is less than 0.05%.
(4)	U.S. Government guaranteed security.

Fair Value—The Investment Company values its investments at fair value. Fair value is an estimate of the price the Fund would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities.
•	Level 2 – other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

As of June 30, 2014, management determined that the fair value inputs for all equity securities, including shares of registered investment companies, were considered Level 1, with the exception of non-registered securities under Rule 144A of the Securities Act of 1933 which were considered Level 2. In addition, certain Rule 144A securities not actively traded were considered Level 3; however, there were no such securities as of June 30, 2014. Fair value inputs for all debt securities were considered Level 2. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers between levels are reflected based on the fair value at the beginning of a reporting period.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

The following is a summary of the inputs used to value the Funds’ investments and other financial instruments as of June 30, 2014:

Fund	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Investments at Fair Value:
(See Portfolios of Investments for More Details)
Equity Index Fund
Common Stock	$1,549,147,984	-	-	$1,549,147,984
Short-Term Debt Securities	-	$40,949,216	-	$40,949,216
Temporary Cash Investments	-	$375,600	-	$375,600

	$1,549,147,984	$41,324,816	-	$1,590,472,800

All America Fund
Common Stock - Indexed	$186,809,131	-	-	$186,809,131
Common Stock - Active	$128,228,315	-	-	$128,228,315
Convertible Preferred Stock - Active	$143,755	-	-	$143,755
Short-Term Debt Securities - Indexed	-	$1,199,997	-	$1,199,997
Short-Term Debt Securities - Active	-	$3,199,575	-	$3,199,575
Temporary Cash Investments	-	$1,215,000	-	$1,215,000

	$315,181,201	$5,614,572	-	$320,795,773

Small Cap Value Fund
Common Stock	$361,735,627	-	-	$361,735,627
Convertible Preferred Stock	$1,100,139	-	-	$1,100,139
Short-Term Debt Securities	-	$21,499,872	-	$21,499,872

	$362,835,766	$21,499,872	-	$384,335,638

Small Cap Growth Fund
Common Stock	$379,406,731	-	-	$379,406,731
Short-Term Debt Securities	-	$22,199,485	-	$22,199,485

	$379,406,731	$22,199,485	-	$401,606,216

Mid Cap Value Fund
Common Stock	$84,679,543	-	-	$84,679,543
Short-Term Debt Securities	-	$1,399,777	-	$1,399,777

	$84,679,543	$1,399,777	-	$86,079,320

Mid-Cap Equity Index Fund
Common Stock	$929,983,951	-	-	$929,983,951
Short-Term Debt Securities	-	$20,899,882	-	$20,899,882
Temporary Cash Investments	-	$300,400	-	$300,400

	$929,983,951	$21,200,282	-	$951,184,233

International Fund
Common Stock	$263,068,272	-	-	$263,068,272
Short-Term Debt Securities	-	$2,600,000	-	$2,600,000

	$263,068,272	$2,600,000	-	$265,668,272

Composite Fund
Common Stock	$112,667,962	-	-	$112,667,962
U.S. Government Debt	-	$14,488,771	-	$14,488,771
U.S. Government Agency Residential Mortgage-Backed Obligations	-	$23,985,504	-	$23,985,504
U.S. Government Agency Non-Mortgage-Backed Obligations	-	$437,942	-	$437,942
Long-Term Corporate Debt	-	$33,484,927	-	$33,484,927
Short-Term Debt Securities	-	$3,699,792	-	$3,699,792
Temporary Cash Investments	-	$898,100	-	$898,100

	$112,667,962	$76,995,036	-	$189,662,998

Retirement Income Fund
Common Stock	$44,080,559	-	-	$44,080,559

2010 Retirement Fund
Common Stock	$25,008,239	-	-	$25,008,239

2015 Retirement Fund
Common Stock	$142,360,488	-	-	$142,360,488

2020 Retirement Fund
Common Stock	$278,589,082	-	-	$278,589,082

2025 Retirement Fund
Common Stock	$287,902,149	-	-	$287,902,149

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

2030 Retirement Fund
Common Stock	$240,082,467	-	-	$240,082,467

2035 Retirement Fund
Common Stock	$198,604,944	-	-	$198,604,944

2040 Retirement Fund
Common Stock	$165,879,032	-	-	$165,879,032

2045 Retirement Fund
Common Stock	$210,672,377	-	-	$210,672,377

2050 Retirement Fund
Common Stock	$31,482,175	-	-	$31,482,175

Conservative Allocation Fund
Common Stock	$106,930,979	-	-	$106,930,979

Moderate Allocation Fund
Common Stock	$303,425,412	-	-	$303,425,412

Aggressive Allocation Fund
Common Stock	$251,232,532	-	-	$251,232,532

Money Market Fund
U.S. Government Agency Short-Term Debt	-	$9,699,314	-	$9,699,314
Commercial Paper	-	$70,143,018	-	$70,143,018
Temporary Cash Investments	-	$43,400	-	$43,400

	-	$79,885,732	-	$79,885,732

Mid-Term Bond Fund
U.S. Government Debt	-	$140,192,029	-	$140,192,029
U.S. Government Agency Residential Mortgage-Backed Obligations	-	$7,068	-	$7,068
U.S. Government Agency Non-Mortgage-Backed Obligations	-	$24,146,543	-	$24,146,543
Long-Term Corporate Debt	-	$248,953,458	-	$248,953,458
Temporary Cash Investments	-	$11,100	-	$11,100

	-	$413,310,198	-	$413,310,198

Bond Fund
U.S. Government Debt	-	$87,027,631	-	$87,027,631
U.S. Government Agency Residential Mortgage-Backed Obligations	-	$237,079,390	-	$237,079,390
U.S. Government Agency Non-Mortgage-Backed Obligations	-	$26,971,799	-	$26,971,799
Long-Term Corporate Debt	-	$525,009,975	-	$525,009,975
Sovereign Debt	-	$4,077,871	-	$4,077,871
Short-Term Debt Securities	-	$16,299,711	-	$16,299,711
Temporary Cash Investments	-	$350,700	-	$350,700

	-	$896,817,077	-	$896,817,077

Other Financial Instruments:*
Equity Index Fund	$570,644	—	—	$570,644
All America Fund	$14,225	—	—	$14,225
Mid-Cap Equity Index Fund	$487,430	—	—	$487,430

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

During the six month period ended June 30, 2014, there were no transfers of securities between Level 1, Level 2 or Level 3.

Security Valuation — Investment securities are carried at fair value as follows:

Exchange-traded equity securities are valued at the last reported sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

Short-term debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates fair value for such securities.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

Debt securities, including short-term debt securities maturing in excess of 60 days, are valued on the basis of prices obtained from an independent pricing source. The pricing source may utilize various pricing methodologies that incorporate both models (which consider factors such as yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds and trading characteristics) and dealer supplied valuations to derive a valuation.

In the rare instance when a price is not available from an independent pricing source or when prices may not reflect fair value, such as when the price provided by the pricing source is not based on a recent trade, a calculated fair value is used, as determined in good faith by the Adviser and reviewed by a Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

The Advisor uses a market approach to calculate fair value for equity securities which are categorized as Level 3. The Adviser’s valuation is primarily based on information regarding the specific equity issuer, such as the last trade price, financial statements, the relationship of per-share book value to the last trade price, operating information and any corporate actions, such as dividends or returns of capital, that may have occurred since the last trade. The Adviser also considers industry-specific conditions and overall market conditions, to determine whether the last trade price reflects fair value or needs to be adjusted. Generally, absent any significant contrary indications, the last trade price will be used to calculate fair value.

Retirement Funds and the Allocation Funds value their investments in the underlying Funds of the Investment Company at their respective net asset values.

Investment Transactions — Investment transactions are accounted for as of the trade date. Realized gain and loss on the sale of short and long-term debt securities are computed on the basis of amortized cost at the time of sale. Realized gains and losses on the sale of equity securities are based on the identified cost basis of the security, determined on the first-in, first-out (“FIFO”) basis.

Futures Contracts - The Equity Index Fund, Mid-Cap Equity Index Fund and a portion of the All America Fund each maintain indexed asset portfolios which are subject to equity price risk. In order to remain more fully invested in the equity markets while minimizing transaction costs, the funds purchase stock index futures contracts. An initial cash margin deposit (represented by cash or Treasury bills) is made upon entering into a futures contract and serves as collateral for the contract. This initial margin, maintained in a segregated account, is equal to approximately 5%-6% of the contract amount, and does not involve the borrowing of funds to finance the transaction. During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each trading day. The accumulated unrealized appreciation or depreciation on the contract is included in Net Unrealized Appreciation (Depreciation) of Investments and Futures Contracts in the Components of Net Assets section of the Statements of Assets and Liabilities.

Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized appreciation or depreciation are incurred, variation margin payments are received or made daily. The net change in unrealized appreciation or depreciation of futures contracts is recorded in the Statements of Operations. When the contract is closed, a realized gain or loss from futures transactions is recorded in the Statements of Operations, equal to the net variation margin received or paid over the period the contract was outstanding. The “Underlying Face Amount at Value” (appearing in the “Notes to the Portfolios of Investments in Securities”), representing the aggregate of outstanding contractual amounts under futures contracts, reflects the extent of a Fund’s exposure to off-balance sheet risk. The use of futures transactions involves the risk of imperfect correlation in the price movements of the contract and the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Tax Information - The components of net unrealized appreciation (depreciation) of investments for Federal income tax purposes and the cost of investments for Federal income tax purposes at June 30, 2014 for each of the funds were as follows.

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Unrealized Appreciation	$623,303,652	$98,463,934	$101,677,614	$95,882,666	$18,167,166
Unrealized Depreciation	(19,933,897)	(10,454,582)	(11,541,520)	(9,269,800)	(1,251,438)

Net	$603,369,755	$88,009,352	$90,136,094	$86,612,866	$16,915,728

Cost of Investments	$987,103,045	$232,786,421	$294,199,544	$314,993,350	$69,163,592

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Unrealized Appreciation	$304,820,043	$32,552,288	$45,021,797	$3,571,062	$3,087,930
Unrealized Depreciation	(13,606,379)	(1,738,176)	(1,771,542)	(93,544)	(13,314)

Net	$291,213,664	$30,814,112	$43,250,255	$3,477,518	$3,074,616

Cost of Investments	$659,970,569	$234,854,160	$146,412,743	$40,603,041	$21,933,623

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Unrealized Appreciation	$22,453,497	$48,203,534	$60,464,977	$55,722,215	$49,194,797
Unrealized Depreciation	(322,117)	(954,615)	(944,624)	(765,249)	(641,222)

Net	$22,131,380	$47,248,919	$59,520,353	$54,956,966	$48,553,575

Cost of Investments	$120,229,108	$231,340,163	$228,381,796	$185,125,501	$150,051,369

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
Unrealized Appreciation	$44,386,277	$57,283,121	$3,707,947	$10,747,128	$63,764,769
Unrealized Depreciation	(351,119)	(498,934)	(896)	(56,210)	(6,418,047)

Net	$44,035,158	$56,784,187	$3,707,051	$10,690,918	$57,346,722

Cost of Investments	$121,843,874	$153,888,190	$27,775,124	$96,240,061	$246,078,690

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

June 30, 2014 (Unaudited)

	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Unrealized Appreciation	$70,210,092	$5	$13,191,053	$34,445,147
Unrealized Depreciation	(4,493,312)	(387)	(814,841)	(4,476,668)

Net	$65,716,780	$(382)	$12,376,212	$29,968,479

Cost of Investments	$185,515,752	$79,886,114	$400,933,986	$866,848,598

Differences in basis between amounts reflected in the Schedules of Investments and those computed for Federal income tax purposes arise from the Federal income tax treatment of wash sales and futures contracts.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.   CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely and accurate manner.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.   EXHIBITS.

Attached hereto:

(a)	(1)	Not applicable to semi-annual report.

	(2)	Exhibit 99.CERT	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940.
	(3)	Not applicable.

(b)		Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual of America Investment Corporation

By:	/s/ JOHN R. GREED

John R. Greed
Chairman of the Board,
President and Chief Executive Officer of
Mutual of America Investment Corporation

Date: September 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JOHN R. GREED

John R. Greed
Chairman of the Board,
President and Chief Executive Officer of
Mutual of America Investment Corporation

Date: September 4, 2014

By:	/s/ GEORGE L. MEDLIN

George L. Medlin
Executive Vice President,
Chief Financial Officer and Treasurer of
Mutual of America Investment Corporation

Date: September 4, 2014